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                                                      [BAIRD LOGO APPEARS HERE]
--------------------------------------------------------------------------------

THE BAIRD FUNDS, INC.     Baird Quality Bond Fund
777 East Wisconsin Avenue     Milwaukee, WI 53202     414-765-3500

                                                                February 2, 1996

Dear Baird Quality Bond Fund Shareholder:

     I am pleased to send this proxy statement/prospectus that describes and seeks your approval of an Agreement and Plan of Reorganization (the "Agreement") pursuant to which Baird Quality Bond Fund would be transferred to AIM Income Fund, a fund in The AIM Family of Funds(R) managed by A I M Advisors, Inc. ("AIM"). Under the Agreement, the assets of Baird Quality Bond Fund would be transferred to AIM Income Fund and, in exchange therefor, you will receive shares of AIM Income Fund. Upon the transfer, we expect that the value of your account will remain the same, but the number of shares may be different. No sales charge will be imposed on the transaction contemplated by the Agreement, and the transaction is structured to be a tax-free reorganization for Federal income tax purposes. The Baird Quality Bond Fund's Board of Directors carefully considered and unanimously approved the Agreement on December 20, 1995 and recommends that you vote "FOR" the Agreement. Your vote is essential to accomplish the transactions contemplated by the Agreement. For a complete discussion of the Agreement and the transaction, including a comparison of the funds, please read the enclosed Proxy Statement/Prospectus in its entirety.

     WHAT DOES THIS MEAN TO YOU? Upon completion of the transaction following shareholder approval, you would become a shareholder of AIM Income Fund, which is a member of The AIM Family of Funds(R). The investment objective of AIM Income Fund is similar to those of Baird Quality Bond Fund, although there are certain differences in the investment policies of the two funds as described in the Proxy Statement/Prospectus. The AIM Family of Funds(R) consists of 21 open-end mutual funds (the "AIM Funds") advised by AIM. AIM and its affiliates advise more than $42 billion in assets. As part of a large mutual fund family, you would benefit from AIM's large distribution network that could create greater efficiencies of operations and cost savings by increasing the potential for asset growth. AIM also offers various investment programs including the ability to exchange your fund shares for securities of other AIM Funds.

     YOUR VOTE IS IMPORTANT. I urge you to read the enclosed proxy statement/prospectus carefully and vote as soon as possible. The transaction cannot proceed without shareholder approval. Please exercise your right to vote by completing, signing and returning the enclosed proxy ballot in the postage paid envelope. Your prompt attention will allow us to achieve a quorum at the special meeting of Baird Quality Bond Fund shareholders to be held on Friday, March 15, 1996.

     Thank you for your consideration and support.

                                          Sincerely,

                                          /s/ MARCUS C. LOW JR.
                                          President

                            BAIRD QUALITY BOND FUND
                                 A PORTFOLIO OF
                             THE BAIRD FUNDS, INC.
                           777 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 1996

TO THE SHAREHOLDERS OF BAIRD QUALITY BOND FUND, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Baird Quality Bond Fund ("Baird Bond"), a portfolio of The Baird Funds, Inc. ("BFI"), will be held at The University Club, 924 East Wells Street, Milwaukee, Wisconsin 53202 on Friday, March 15, 1996, at 10:00 a.m., local time, for the following purposes:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") between BFI and AIM Funds Group ("AFG") and the consummation of the transactions contemplated therein (the "Transaction"). Pursuant to the Agreement, substantially all of the assets of Baird Bond will be transferred to AIM Income Fund ("AIM Income"), an existing portfolio of AFG. Upon such transfer, AFG will issue Class A shares of AIM Income directly to the shareholders of Baird Bond. Shareholders of Baird Bond will receive shares of AIM Income with an aggregate net asset value equal to the aggregate net value of Baird Bond assets transferred in connection with the Transaction. It is expected that the value of each shareholder's account with AIM Income immediately after the Transaction will be the same as the value of such shareholder's account with Baird Bond immediately prior to the Transaction.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     The Transaction has been structured as a tax-free reorganization. No sales charge will be imposed in connection with the Transaction. The Transaction is described in the attached Combined Proxy Statement and Prospectus.

     Shareholders of record as of the close of business on January 25, 1996, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     To assist Baird Bond in making suitable arrangements at the Special Meeting, shareholders planning to attend the Special Meeting in person are requested to notify Baird Bond by calling (414) 765-3500.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF BFI. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO BFI AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            Glen F. Hackmann
                                            Secretary

February 2, 1996

                            BAIRD QUALITY BOND FUND
                     (A PORTFOLIO OF THE BAIRD FUNDS, INC.)

                                AIM INCOME FUND
                        (A PORTFOLIO OF AIM FUNDS GROUP)

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: FEBRUARY 2, 1996

     This document is being furnished in connection with the Special Meeting of Shareholders of Baird Quality Bond Fund ("Baird Bond"), a portfolio of The Baird Funds, Inc. ("BFI") to be held on Friday, March 15, 1996 (the "Special Meeting"). At the Special Meeting, the shareholders of Baird Bond are being asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Agreement") between Baird Bond and AIM Funds Group ("AFG") and the consummation of the transactions contemplated therein (the "Transaction"). THE BOARD OF DIRECTORS OF BFI HAS UNANIMOUSLY APPROVED THE AGREEMENT AND TRANSACTION AS BEING FAIR TO, AND IN THE BEST INTEREST OF, BAIRD BOND SHAREHOLDERS.

     Pursuant to the Agreement, substantially all of the assets of Baird Bond will be transferred to AIM Income ("AIM Income"), a portfolio of AFG. Upon such transfer, AFG will issue Class A shares of AIM Income directly to shareholders of Baird Bond. Shareholders of Baird Bond will receive shares of AIM Income with an aggregate net asset value equal to the aggregate net value of Baird Bond assets transferred in connection with the Transaction. It is expected that the value of each shareholder's account with AIM Income immediately after the Transaction will be the same as the value of such shareholder's account with Baird Bond immediately prior to the Transaction. As soon as reasonably practicable after the closing of the Transaction, Baird Bond will pay or make provision for payment of all of its liabilities, and its status as a designated series of shares of BFI will be terminated. Any assets held by Baird Bond after the Transaction that are not used to discharge debts of Baird Bond will be distributed to its shareholders as a dividend, although none is expected.

     The Transaction has been structured as a tax-free reorganization. No sales charge will be imposed in connection with the Transaction.

     AIM INCOME IS A SERIES PORTFOLIO OF AFG, AN OPEN-END, SERIES MANAGEMENT INVESTMENT COMPANY. THE INVESTMENT OBJECTIVE OF AIM INCOME IS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL. IT SEEKS THIS OBJECTIVE BY INVESTING PRIMARILY IN FIXED RATE CORPORATE DEBT AND U.S. GOVERNMENT OBLIGATIONS. AIM INCOME'S INVESTMENT OBJECTIVE IS SIMILAR TO THAT OF BAIRD BOND, ALTHOUGH THE TYPES OF DEBT AND OTHER SECURITIES THE TWO FUNDS PURCHASE TO ACHIEVE THEIR OBJECTIVES DIFFER, AND AIM INCOME IS PERMITTED TO INVEST A PORTION OF ITS ASSETS IN SECURITIES OF LOWER CREDIT QUALITY THAN BAIRD BOND. SEE "COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES" AND "RISK FACTORS."

     The principal executive offices of BFI are located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (telephone (414) 765-3500). The principal executive offices of AFG are located at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046 (telephone: (713) 626-1919 in Houston, (800) 347-4246 elsewhere).

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth concisely the information that a shareholder of Baird Bond should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectus of Baird Bond dated January 22, 1996 (the "Baird Bond Prospectus") is on file with the Securities and Exchange Commission (the "SEC"). Such prospectus is incorporated by reference herein, and is available without charge by writing to AFG at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046 or by calling (713) 626-1919 (in Houston) or (800) 347-4246
(elsewhere). The Prospectus of AIM Income dated May 1, 1995 as revised November 22, 1995 (the "AFG Prospectus"), attached as Appendix I and Statement of Additional Information for AIM Income dated May 1, 1995 have been filed with the SEC and are incorporated by reference herein. The statement of additional information of AFG dated February 2, 1996 relating to this Proxy Statement/Prospectus (the "Statement of Additional Information") has been filed with the SEC and is hereby incorporated by reference. Such documents are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (713) 626-1919 (in Houston) or (800) 347-4246 (elsewhere).





 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

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
INTRODUCTION..........................................................................    1

REASONS FOR THE TRANSACTION...........................................................    2
  Background and Reasons for the Transaction..........................................    2
  Approval by, and Recommendation of, Board of Directors of BFI.......................    2
  Related Party Transactions..........................................................    3

SYNOPSIS..............................................................................    4
  The Transaction.....................................................................    4
  Comparison of AIM Income and Baird Bond.............................................    4

RISK FACTORS..........................................................................   10

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................................   13
  Investment Objectives...............................................................   13
  Investment Policies.................................................................   13
  Investment Restrictions.............................................................   15
  Portfolio Managers..................................................................   19
  Management Discussion and Analysis of Performance...................................   19

ADDITIONAL INFORMATION ABOUT THE AGREEMENT............................................   19
  Terms of the Transaction............................................................   19
  Transfer of Assets..................................................................   19
  Other Terms.........................................................................   20
  Federal Tax Consequences............................................................   20
  Capital Loss Carryforward...........................................................   22
  Accounting Treatment................................................................   22

RIGHTS OF SHAREHOLDERS................................................................   22
  Election of Trustees/Directors and Annual Shareholder Meetings......................   22
  Terms of Trustees/Directors.........................................................   22
  Vacancies of Trustees/Directors.....................................................   22
  Removal of Trustees/Directors.......................................................   23
  Special Meetings of Shareholders....................................................   23
  Shareholder Liability...............................................................   23
  Liability of Directors/Trustees and Officers........................................   24
  Dissolution.........................................................................   24
  Voting Rights.......................................................................   24
  Supermajority Voting Provisions.....................................................   25
  Dissenters' Rights..................................................................   25
  Amendment to Organizational Documents...............................................   25
  Other Significant Considerations....................................................   25

OWNERSHIP OF AIM INCOME AND BAIRD BOND SHARES.........................................   26
  Control Persons.....................................................................   26
  Ownership of Officers and Trustees/Directors........................................   26

CAPITALIZATION........................................................................   26

LEGAL MATTERS.........................................................................   26

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.........................   27

ADDITIONAL INFORMATION ABOUT AIM INCOME AND BAIRD BOND................................   27

AIM FUNDS GROUP PROSPECTUS........................................................Appendix I

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
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
AGREEMENT AND PLAN OF REORGANIZATION FOR BAIRD QUALITY
  BOND FUND A PORTFOLIO OF THE BAIRD FUNDS, INC..................................Appendix II

AIM INCOME'S DISCUSSION & ANALYSIS..............................................Appendix III

BAIRD BOND'S DISCUSSION & ANALYSIS...............................................Appendix IV

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds are registered service marks of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by BFI's Board of Directors from the shareholders of Baird Bond, a portfolio of BFI, for use at the Special Meeting of Shareholders to be held at The University Club, 924 East Wells Street, Milwaukee, Wisconsin, 53202 on Friday, March 15, 1996, at 10:00 a.m., local time (such meeting and any adjournment thereof are referred to as the "Special Meeting").

     BFI has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Special Meeting. BFI expects to solicit proxies principally by mail, but BFI or SCC may also solicit proxies by telephone, facsimile, telegraph or personal interview. BFI's officers will not receive any additional or special compensation for any such solicitation. Although Baird Bond and AIM Income will bear their respective costs and expenses incurred in connection with the Transaction, Robert W. Baird & Co. Incorporated ("Baird"), the investment adviser of Baird Bond, has agreed with BFI that all costs, fees and expenses incurred in connection with the Transaction in excess of $10,000 (aggregated among all other mutual funds advised by Baird ("Baird Mutual Funds") involved in transactions similar to the Transaction) which are reasonable and of a type normally incurred in transactions of this nature will be borne by Baird. A I M Advisors, Inc. ("AIM"), the investment adviser to AIM Income, has agreed to pay to Baird one-half of those expenses, and all of such expenses in excess of $120,000.

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein; if no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and the proxies shall in their discretion, vote on such other matters as may properly come before the meeting or in any adjournment thereof. The presence in person or by proxy of a majority of outstanding shares of BFI representing an interest in Baird Bond at the Special Meeting will constitute a quorum. Approval of the Agreement requires the affirmative vote of a majority of the outstanding shares of BFI representing an interest in Baird Bond. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes and will have the effect of counting as a vote against the applicable proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of BFI. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     In the event that sufficient votes in favor of the proposal to approve the Agreement are not received by the scheduled time of the Special Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting to be adjourned. Proxies cast for approval of the Agreement will be voted for adjournment, and proxies cast against approval of the Agreement or abstaining on the matter will be voted against adjournment.

     Shareholders of record as of the close of business on January 25, 1996 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 752,974.589 shares of Baird Bond. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     Baird Bond intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about February 2, 1996.

                          REASONS FOR THE TRANSACTION

BACKGROUND AND REASONS FOR THE TRANSACTION

     Baird has indicated its desire not to continue to serve as investment advisor and distributor of Baird Bond and two other Baird Mutual Funds, and has agreed to remain in such capacities until suitable replacements are secured. Baird has concluded, and the Board of Directors of BFI agrees, that the interests of shareholders of Baird Bond, many of whom are brokerage clients of Baird, would be well-served if Baird Bond were part of a large, growing mutual fund complex managed by a reputable advisor with an extensive distribution network and competitive costs. Baird believes, and the Board of Directors of BFI agrees, that association with a large fund complex could enable Baird Bond to achieve larger and wider distribution of shares, potentially resulting in economies of scale which to date have not been achieved by Baird Bond. Association with a large fund complex could also facilitate the ability of the shareholders of Baird Bond to invest in a variety of other funds within the complex and offer the shareholders quality services at a competitive cost.

     Management of Baird and Baird Bond, at the direction of the Board of Directors of BFI, reviewed and analyzed information relating to several mutual fund complexes, including their advisors, numbers and types of funds offered in the complexes and their performance, their sales loads and expenses, distribution capabilities, and shareholder services.

     Baird Bond received proposals from several mutual fund complexes and investment management firms, including AIM. Baird also received proposals for the purchase of Baird's records, account information and goodwill applicable to its advisory relationship to the Baird mutual funds. Following their review of the proposals, officers of Baird Bond (each of which is an interested person of Baird) presented AIM's proposal to the Board of Directors of BFI for its consideration and approval.

APPROVAL BY, AND RECOMMENDATION OF, BOARD OF DIRECTORS OF BFI

     The Board of Directors of BFI considered and unanimously approved the Agreement and Transaction, subject to shareholder approval, during meetings held on December 11 and 20, 1995. The Board of BFI believes the proposed Transaction offers shareholders the following benefits, among others: the strong reputation and performance of AIM; the full complement of investment objectives in The AIM Family of Funds(R); and the distribution network and capacity of A I M Distributors, Inc. ("AIM Distributors").

     In determining to recommend approval to the shareholders, the Board of Directors of BFI reviewed and requested information about AIM and the Transaction, met with certain members of AIM senior management (including two of its founders, the director of investments, a vice president responsible for supervising AIM's equity portfolio management and its general counsel), consulted with legal counsel, made inquiries and considered the following factors, among others:

          (i) the intention of Baird to step down as Baird Bond's investment advisor and distributor;

          (ii) the reputation, experience, investment philosophy, performance, personnel, resources and financial condition of AIM;

          (iii) a comparison of the investment objectives, policies, strategies and restrictions of Baird Bond and AIM Income;

          (iv) a comparison of the performance of Baird Bond and AIM Income;

          (v) the quality, scope and cost of the advisory services to be provided by AIM, and a comparison of such attributes to those of Baird and other advisors of comparable mutual funds;

          (vi) the distribution performance, resources and capabilities of AIM Distributors, and the economies of scale which potentially may be achieved through larger and wider distribution of shares of AIM Income, which has total assets of more than $250 million as compared to $8 million for Baird Bond;

          (vii) the distribution fees and expenses paid by AIM Income and the services received for such fees and expenses, together with a comparison of such attributes to Baird Bond and other comparable mutual funds;

          (viii) the various other services (including administrative, accounting, custodial, transfer agency and legal services) provided to AIM Income and the associated costs of such services, including a comparison of such attributes to Baird Bond and other comparable mutual funds;

          (ix) a comparison of the current expense ratios for Baird Bond and AIM Income (as well as an analysis of the pro forma expense ratios of AIM Income assuming the Transaction is consummated), together with a comparison of expense ratios for other comparable mutual funds;

          (x) the number and variety of other mutual funds within The AIM Family of Funds(R), and the ability of Baird Bond shareholders to exchange shares of AIM Income into shares of other funds in The AIM Family of Funds(R);

          (xi) the terms and conditions of the Agreement and the Transaction, including the structure of the Transaction as a tax-free reorganization and the fact that no sales charge will be imposed in connection with the Transaction; and

          (xii) such other factors deemed relevant by the Board.

     The Board of Directors also considered whether the Transaction is consistent with the requirements of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"). Section 15(f) of the 1940 Act provides, in substance, that when a sale of an interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the transaction so long as two conditions are satisfied.

     The first is that 75% of the Board of Directors not be "interested persons" of the proposed predecessor investment adviser for the three-year period immediately following the transaction. The Board of Directors of AFG will have seven out of nine members who are not interested persons of AIM or Baird. In addition, the BFI directors are not and are not expected to become interested persons of AIM.

     A second condition of Section 15(f) is that no "unfair burden" be imposed on the investment company as a result of the transactions relating to the sale of such interest or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes, but is not limited to, any arrangement during the two-year period following the transaction whereby the fund's investment adviser or any interested person of such adviser receives or is entitled to receive any compensation, directly or indirectly: (i) from any person in connection with the purchase of or sale of securities or other property to, from, or on behalf of such company, other than other property to, from or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services.

     Based on its review of the terms of the Transaction, including the provisions of the Agreement and the acquisition agreement between AIM and Baird dated December 20, 1995 (the "Acquisition Agreement"), the Board of Directors is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on AIM Income or Baird Bond as a result of the Transaction.

     The Board of Directors of BFI has concluded that the Agreement and the Transaction are fair to, and in the best interests of, Baird Bond shareholders. The Board of Directors, including all of the directors who are not interested persons of Baird or AIM, unanimously approved the Agreement and the Transaction, and recommends to the shareholders of Baird Bond that they vote FOR the Agreement and the Transaction.

RELATED PARTY TRANSACTIONS

     Baird and AIM have entered into the Acquisition Agreement pursuant to which Baird will transfer to AIM all of its files, books and records relating to Baird's provision of investment advisory services to Baird Bond and certain other Baird Mutual Funds and all goodwill applicable to Baird's role as investment adviser to the Baird Mutual Funds. The purchase price to be paid by AIM pursuant to the Acquisition Agreement is $3,600,000, $3,000,000 of which is payable on the closing date for the Acquisition Agreement and $600,000 of which is payable on the 60th day after the first anniversary of the closing date. The second payment is subject to upward adjustment in the amount of any damages owed by AIM to Baird under the Acquisition Agreement as of the payment date and to downward adjustment in the amount of any damages owed by Baird to AIM under the Acquisition Agreement as of the payment date together with the amount of any adjustment to the value of the goodwill acquired by AIM. The goodwill adjustment takes into account, among other things, (i) the number of shares of mutual funds advised by AIM ("AIM Funds") that were issued in connection with reorganization transactions of the Baird Mutual Funds (including the Transaction) which remain outstanding on such first anniversary date and (ii) the number of shares of the AIM Funds involved in the reorganization transactions involving the Baird Mutual Funds that were issued after the reorganization transactions as to which Baird and certain other persons who may become party to a selling agreement with AIM Distributors after December 28, 1995 are listed as agent of record and which remain outstanding on such first anniversary date. Consummation of the transaction described in the Acquisition Agreement is contingent upon, among other things, approval of the Transaction by Baird Bond shareholders and approval of the reorganization of other Baird Mutual Funds by the shareholders of such other Baird Mutual Funds.

                                    SYNOPSIS
THE TRANSACTION

     The Agreement and the Transaction described therein will result in the combination of Baird Bond and AIM Income. Baird Bond is a portfolio of BFI, a Wisconsin corporation. AIM Income is a portfolio of AFG, a Delaware business trust. In the event shareholders approve the Agreement and other closing conditions are satisfied, Baird Bond will transfer all of its portfolio securities and substantially all of its other assets to AIM Income. In exchange, AFG will issue directly to the shareholders of Baird Bond shares of AIM Income with an aggregate net asset value equal to the aggregate net value of Baird Bond assets transferred in connection with the reorganization, as determined by using AFG's valuation methodology. It is expected that the value of each shareholder's account with AIM Income immediately after the Transaction will be the same as the value of such shareholder's account with Baird Bond immediately prior to the Transaction. Baird Bond shareholders will not pay any sales charge in connection with the Transaction. Promptly after the acquisition by AIM Income of such securities and other assets, BFI will take steps to pay any outstanding liabilities of Baird Bond and Baird Bond's status as a designated series of BFI will be terminated. Any assets held by Baird Bond after the Transaction that are not used by BFI to discharge the debts of Baird Bond will be distributed to its shareholders as a dividend, although none is expected. A copy of the Agreement is attached as Appendix II to this Proxy Statement/Prospectus. See "Additional Information About the Agreement -- Transfer of Assets."

     BFI is to receive an opinion of Ballard Spahr Andrews & Ingersoll to the effect that the Transaction will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Transaction. See "Additional Information about the Agreement -- Federal Tax Consequences."

     AIM Income is a diversified investment portfolio of AFG, an open-end series management investment company registered under the 1940 Act. The principal offices of AFG are located at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046 (telephone: (713) 626-1919 in Houston, (800) 347-4246 elsewhere).

COMPARISON OF AIM INCOME AND BAIRD BOND

     Discussed below is a brief comparison of the principal features of AIM Income and Baird Bond.

  INVESTMENT OBJECTIVE AND POLICIES

     The investment objectives of AIM Income and Baird Bond are similar, although the credit quality and types of debt and other securities the two funds purchase to achieve their objectives differ in important respects. The investment objective of AIM Income is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in fixed rate corporate debt and U.S. Government obligations. AIM Income may also invest in preferred stock issues and convertible corporate debt. The percent of AIM Income's assets in various types of securities will vary in light of AIM Income's investment objective and existing market conditions. The investment objective of Baird Bond is to provide a high level of current income through investments in a diversified portfolio of investment grade debt securities. It is anticipated that at least 80% of Baird Bond's net assets are ordinarily invested in (i) U.S. dollar denominated non-convertible corporate debt securities, including bonds, debentures and notes, (ii) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iii) commercial paper, repurchase agreements, certificates of deposit, bankers acceptances and other cash equivalents. See "Comparison of Investment Objectives and Policies" below.

     AIM Income's investment policies and restrictions permit AIM Income to invest in a wider variety of securities than is currently permitted under Baird Bond's investment policies and restrictions. AIM believes that this provides AIM Income with greater flexibility to take advantage of valuable market opportunities. Both AIM Income and Baird Bond invest in fixed rate corporate debt, U.S. Government obligations, U.S. Government Agency Mortgage-Backed Securities and repurchase agreements. Unlike Baird Bond, however, AIM Income is permitted to invest up to 35% of its net assets in debt securities rated below Baa/BBB, which are commonly known as "junk bonds," and up to 40% of its assets in securities issued by foreign entities. In addition, AIM Income may engage in interest rate futures transactions and purchase covered call options for hedging purposes. Although Baird Bond may invest in futures and options and is not prohibited from investing in foreign securities, in practice it does not do so. For a more detailed discussion of the investment practices AIM Income and Baird Bond, see "Comparison of Investment Objectives and Policies" below.

  RISK FACTORS

     The investment practices of AIM Income described above may result in risks which are different from those currently associated with the investment practices of Baird Bond. For a more complete discussion of AIM Income's investment practices and the risks associated therewith, see "Risk Factors" and "Comparison of Investment Objectives and Policies" below.

  PERFORMANCE

     Set forth below are average annual total returns for the periods indicated for each of AIM Income and Baird Bond.

                                                           AIM INCOME                  BAIRD BOND
                                                    ------------------------    ------------------------
                                                    WITH SALES     WITHOUT      WITH SALES     WITHOUT
                                                       LOAD       SALES LOAD       LOAD       SALES LOAD
                                                    ----------    ----------    ----------    ----------
1 Year Ended September 30, 1995..................      11.39%        16.99%         8.08%        12.64%
3 Years Ended September 30, 1995.................       5.84%         7.58%         3.95%         5.38%

     Performance figures are historical and reflect reinvestment of all distributions, changes in net asset value, and the effect of the maximum sales charge, unless otherwise indicated. Performance would have been lower had Baird not waived a portion of its advisory and distribution fees of Baird Bond. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.

  ADVISORY AND ADMINISTRATIVE SERVICES

     AIM Income

     AIM serves as the investment advisor to AIM Income pursuant to a Master Advisory Agreement dated October 18, 1993, as amended (the "Master Advisory Agreement"). AIM was organized in 1976, and together with its affiliates advises or manages 41 investment company portfolios, including AIM Income, of which 23 portfolios comprise "The AIM Family of Funds(R)" listed in the Investor's Guide to The AIM Family of Funds(R) ("The AIM Family of Funds(R)") in the AFG Prospectus, a copy of which is attached as Appendix I hereto. As of December 31, 1995, the total assets of the investment company portfolios advised or managed by AIM and its affiliates were approximately $41.5 billion. AIM is a wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management").

     As compensation for its services, AIM is entitled to receive an investment advisory fee in an amount equal to 0.50% of the first $200 million of AIM Income's average daily net assets, plus 0.40% for the next $300 million of AIM Income's average daily net assets, plus 0.35% for the next $500 million of AIM Income's average daily net assets, plus 0.30% of AIM Income's average daily net assets for amounts in excess of $1 billion.

     AFG has entered into a Master Administrative Services Agreement dated as of October 18, 1993, as amended, with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to AFG, including the services of a principal financial officer and related staff. In consideration of AIM's services under the Master Administrative Services Agreements, AIM Income will reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services. Under a Transfer Agency and Service Agreement, as amended, A I M Fund Services, Inc. ("AFS"), AIM's wholly-owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to AFG.

     AIM may in its discretion, from time to time, voluntarily agree to waive all or any portion of its advisory fee and/or assume certain expenses of AIM Income but will retain its ability to be reimbursed prior to the end of the fiscal year. Such waivers and reimbursements will have the effect of increasing AIM Income's yield to investors. Such waivers and reimbursements (other than those set forth in the Master Advisory Agreement) may be rescinded at any time.

     Baird Bond

     Baird, through its Investment Management Services Group, serves as investment advisor to Baird Bond pursuant to an investment advisory agreement ("Baird Advisory Agreement"). Baird supervises and manages the investment portfolio of Baird Bond and subject to such policies as BFI's Board of Directors may determine, directs the purchase and sale of investment securities in the day-to-day management of Baird Bond. Under the Baird Advisory Agreement, Baird receives a monthly fee of 1/12 of 0.50% (0.50% per annum) of the daily net assets of Baird Bond.

     BFI has entered into an administration agreement with Fiduciary Management, Inc. ("FMI") pursuant to which FMI supervises all aspects of Baird Bond's operations, except those performed by Baird. FMI prepares and maintains the books, accounts and other documents required by the 1940 Act, determines Baird Bond's net asset value, responds to shareholder inquiries, prepares financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission ("SEC"), furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains Baird Bond's financial accounts and records and generally assists in all aspects of operations other than portfolio decisions. FMI, at its own expense and without reimbursement from Baird Bond, furnishes office space and all necessary office facilities, equipment and executive personnel for supervising Baird Bond's operations. For the foregoing, FMI receives from Baird Bond a monthly fee of 1/12 of 0.1% (0.1% per annum) on the first $20,000,000 of Baird Bond's daily net assets and 1/12 of 0.05% (0.05% per annum) on the daily net assets over $20,000,000.

  DISTRIBUTION

     AIM Income

     AIM Income's shares are distributed through AIM's nationwide distribution network which consists of more than 2,200 broker-dealers and financial and other institutions located throughout the United States. This distribution arrangement, which represents a significantly broader distribution arrangement than is presently available to Baird Bond, allows for greater opportunity for AIM Income to increase in size and to benefit from corresponding lower expense ratios and potential for diversification as compared to Baird Bond. AIM

Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as the distributor of the Class A shares of AIM Income. AFG has adopted a plan pursuant to Rule 12b-1 under the 1940 Act under which AFG may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of AIM Income on an annualized basis for the purpose of financing any activity that is intended to result in the sale of Class A shares of AIM Income.

     Baird Bond

     Baird acts as distributor of Baird Bond pursuant to a Distribution Assistance Agreement with BFI. Substantially all of the shares of Baird Bond have been sold through Baird to its clients and customers. Baird Bond has adopted a Distribution Plan (the "Baird Bond Plan") pursuant to Rule 12b-1 under the 1940 Act. The Baird Bond Plan provides that Baird Bond shall pay Baird from its assets a distribution fee calculated as the lesser of (a) 0.45% per year of Baird Bond's average daily net assets, or (b) Baird's total costs incurred during the year for distribution of Baird Bond's shares. Amounts paid under the Baird Bond Plan may be spent by Baird on any activities or expenses primarily intended to result in the sale of shares.

  EXPENSE LEVELS

     Set forth below are the expenses a shareholder would incur in purchasing shares of AIM Income and Baird Bond. No sales charges are applicable to the Transaction.

     SHAREHOLDER TRANSACTION EXPENSES

                                                                             AIM       BAIRD
                                                                            INCOME     BOND
                                                                            ------     -----
     Maximum sales load imposed on purchase of shares (as a % of the
       offering price)....................................................   4.75%     4.00%

     The rules of the SEC require that the maximum sales charge be reflected in the table even though certain investors may qualify for reduced sales charges. See the Investor's Guide to The AIM Family of Funds(R) in the attached AFG Prospectus for more information about applicable sales charges for AIM Income, as well as the Baird Bond Prospectus. Neither fund charges redemption fees or exchange fees; however, a $5 service fee will be charged for exchanges of AIM Income by accounts of market timers. Broker-dealers may charge a service fee for redemptions or repurchases of Baird Bond and AIM Income effected through them. Purchases of $1 million or more of either fund are at net asset value. See the discussion "Sales Charges" below and the Investors Guide to The AIM Family of Funds(R) in the attached AFG Prospectus for more information about the deferred sales charge applicable to certain redemptions of such purchases of AIM Income shares. See also the Baird Bond Prospectus. Reinvestment of dividends of both AIM Income and Baird Bond are exempt from sales loads.

     Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A shares of AIM Income and for Baird Bond.

            ANNUAL OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
                 (AFTER FEE WAIVERS OR EXPENSE REIMBURSEMENTS)

                                                                         AIM         BAIRD
                                                                      INCOME(1)     BOND(2)
                                                                      ---------     -------
    Management fees.................................................     0.49%        0.50%
    Rule 12b-1 distribution plan payments...........................     0.25         0.25
    Other expenses
      Administration fees...........................................     0.03         0.10
      All other expenses............................................     0.21         0.15
                                                                         ----         ----
    Total fund operating expenses (after waivers)...................     0.98%        1.00%
                                                                         ====         ====

     The information in the following chart indicates applicable fees for Baird Bond without fee waivers and expense reimbursements:

            ANNUAL OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
                (WITHOUT FEE WAIVERS OR EXPENSE REIMBURSEMENTS)

                                                                                   BAIRD
                                                                                  BOND(3)
                                                                                  -------
    Management fees...........................................................      0.50%
    Rule 12b-1 distribution plan payments.....................................      0.18
    Other expenses
      Administration fees.....................................................      0.10
      All other expenses......................................................      0.63
                                                                                    ----
    Total fund operating expenses.............................................      1.41%
                                                                                    ====

---------------

(1) Information presented for AIM Income is for the fiscal year ended 12/31/94.

(2) Expenses for Baird Bond have been restated to reflect fee waivers and expense reimbursements in effect as of January 1, 1996.

(3) Information presented for Baird Bond is for the fiscal year ended 9/30/95.

     As a result of 12b-1 distribution plan payments, a long-term shareholder of either AIM Income or Baird Bond may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc., ("NASD") although AIM estimates that it would require a substantial number of years to exceed such maximum charges.

  SALES CHARGES

     AIM Income

     No sales charges are applicable to the Transaction.

     Shares of AIM Income may be purchased at their net asset value plus an initial sales charge. The sales charge represents a percentage of the offering price, and ranges from 4.75% to 2.00% of the offering price on purchases of under $1,000,000. Certain categories of AIM Income shareholders may purchase shares of the Fund at net asset value without the imposition of a sales charge. In addition, purchases of Class A shares of AIM Income of $1 million or more may be made at net asset value, subject to a contingent deferred sales charge ("CDSC") of 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total cost of such shares if the shares are redeemed prior to 18 months from the date of purchase. For more information, see the Investor's Guide to The AIM Family of Funds(R) in the attached AFG Prospectus.

     Baird Bond

     Shares of Baird Bond may be purchased at their net asset value plus an initial sales charge. The sales charge represents a percentage of the offering price. For shares of Baird Bond, the sales charge ranges from 4.00% to 2.00% of the offering price on purchases of under $1,000,000. Baird Bond imposes a 1% CDSC (but no initial sales load) in the event of a redemption occurring within 12 months of a purchase of shares of Baird Bond (i) of $100,000 and over (ii) by an investment advisory client of Baird, or (iii) with proceeds of a redemption of shares of an unrelated mutual fund. For more information, see "Purchase of Shares" set forth in the Baird Bond Prospectus.

     Shares of AIM Income received in connection with the Transaction which correspond to shares of Baird Bond purchased in an amount of $1,000,000 or over and subject to the 12 month CDSC period continue to be subject to a CDSC for the remainder of such period.

     Baird Bond also permits certain categories of investors to purchase shares of the Baird Mutual Funds at net asset value without the imposition of a sales charge. Some of these categories differ from the categories of shareholders who may purchase shares of The AIM Family of Funds(R) at net asset value. As a result, certain shareholders of Baird Bond who are presently permitted to purchase shares of the Baird Mutual Funds at net asset value without the imposition of a sales charge, including investment advisory clients of Baird, may be subject to sales charges upon the purchase of shares of funds in The AIM Family of Funds(R). See the Investor's Guide to The AIM Family of Funds(R) in the attached AFG Prospectus.

  MINIMUM PURCHASES

     AIM Income

     The minimum initial investment in AIM Income is $500. Minimum subsequent investments are $50. Lower minimums apply to investments made by certain retirement plans and accounts. There are no such minimum investment requirements for investment of dividends and distributions into an existing account of any of The AIM Family of Funds(R). See the Investor's Guide to The AIM Family of Funds(R) in the attached AFG Prospectus.

     Baird Bond

     The Board of Directors of BFI has established $1,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, with certain exceptions set forth in the Baird Bond Prospectus.

  EXCHANGES

     AIM Income

     AIM Income is a part of The AIM Family of Funds(R) which consists of 23 portfolios, including a variety of debt and equity portfolios, taxable and tax-free portfolios, domestic and international portfolios, and money market funds. AIM Income shareholders (including former Baird Bond shareholders), may exchange their shares for Class A shares of other funds in The AIM Family of Funds(R) at net asset value (without payment of a sales charge). Exchanges may be made by mail or, subject to certain conditions, by telephone.

     There is no fee for exchanges among funds in The AIM Family of Funds(R). A service fee of $5 per transaction will, however, be charged by AIM Distributors on accounts of market timing investment firms to help to defray the costs of maintaining an automated exchange service. This service fee will be charged against the market timing account from which shares are being exchanged. For more information, consult the Investor's Guide to The AIM Family of Funds(R) in the attached AFG Prospectus.

     Baird Bond

     Shareholders of each of the four Baird Mutual Funds (including Baird Bond) may redeem all or a portion of their shares having a net asset value of at least $1,000 and use the proceeds to purchase shares of any other of the Baird Mutual Funds, if such shares are offered in the shareholder's state of residence. Both the redemption and purchase of shares will be effected at the respective net asset values of the Baird Mutual Funds. For more information, see the Baird Bond Prospectus.

  REDEMPTION PROCEDURES

     AIM Income

     Shares of AIM Income may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. AIM Distributors also repurchase shares. There is no redemption fee imposed when shares of AIM Income are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event within seven days after receipt.

     Shares of AIM Income will be issued at the time of the Transaction to shareholders of Baird Bond. Such AIM Income shares will be issued in book entry form, and will accrue dividends and confer all other shareholder rights. However, AIM Income shareholders who held their corresponding Baird Bond shares in certificated form may not redeem or exchange their AIM Income shares and may not receive AIM Income certificates (if they so requested), until such Baird Bond certificates have been physically surrendered to AIM.

     Shares of AIM Income are redeemed at their net asset value next computed after a request for redemption in proper form is received by either AFS or AIM Distributors, except that AIM Income shares subject to the contingent deferred sales charge program applicable to purchases of $1,000,000 or more may be subject to the application of deferred sales charges that will be deducted from the redemption proceeds. See the Investor's Guide to The AIM Family of Funds(R) in the attached AFG Prospectus.

     Baird Bond

     A shareholder may require any of the Baird Mutual Funds to redeem the shareholder's shares in whole or part at any time. Redemption requests must be made in writing and directed to Baird Mutual Funds, c/o Firstar Trust Company. The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written request in proper form with all required documentation. A CDSC is imposed upon the redemption of shares initially purchased without a sales charge because the purchase was (i) $1,000,000 or more with respect to shares of Baird Bond, (ii) by an investment advisory client (or affiliate of an investment advisory client) of Baird, or (iii) with the proceeds of a redemption of shares of an unrelated mutual fund. The CDSC is imposed in the event of a redemption transaction occurring within 12 months following such a purchase. This CDSC is equal to 1% of the lesser of the net asset value of such shares at the time of purchase or at the time of redemption. For more information on redemption procedures for Baird Bond, see the discussion "Redemption and Repurchase of Shares" set forth in the Baird Bond Prospectus.

                                  RISK FACTORS

     AIM Income is permitted to invest in non-investment grade debt securities, foreign securities and futures contracts and related options. The following is a description of risks associated with such investments. Although Baird Bond is permitted to invest in futures and options and is not prohibited from investing in foreign securities, in practice it does not do so. It may not invest in non-investment grade debt securities or foreign securities.

     NON-INVESTMENT GRADE DEBT SECURITIES. AIM Income seeks to meet its investment objectives, in part, by investing up to 35% of its net assets in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values and liquidity. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of AIM Income, and increased issuer defaults on junk bonds.

     In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits AIM Income's ability to fully recover principal or to receive payments when senior securities are subject to a default.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

     When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value AIM Income's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect AIM Income's ability to dispose of such securities at desirable prices.

     In the event AIM Income experiences an unexpected level of net redemptions, it could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund's expenses can be spread and possibly reducing the fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

     FOREIGN SECURITIES. AIM Income may invest up to 40% of its total assets in securities issued by foreign entities, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Investments by AIM Income in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by AIM Income in American Depositary Receipts, European Depositary Receipts or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the AIM Income's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which AIM Income may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of AIM Income investments.

     Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by AIM Income may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to its shareholders.

     Market Risk. The securities markets in many of the countries in which AIM Income may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     FUTURES CONTRACTS AND RELATED OPTIONS. AIM Income may purchase and sell interest rate futures contracts or purchase and sell options thereon to hedge its portfolio of debt securities against changes in interest rates. The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, AIM Income will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

     Successful use of hedging instruments by AIM Income is also subject to AIM's ability to predict correctly movements in the direction of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

     It is also possible that where AIM Income has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, AIM Income would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

     Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although AIM Income intends to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, AIM Income would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which AIM Income may engage in futures contracts or related options will be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code") for qualification as a regulated investment company and AIM Income's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause AIM Income to suffer losses which it would not otherwise sustain.

     ILLIQUID SECURITIES. AIM Income may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are not otherwise readily marketable and repurchase agreements having a maturity longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     RULE 144A SECURITIES. AIM Income may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, AIM Income may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of AFG's Board of Trustees. The liquidity of Rule 144A securities will be monitored by AIM, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, AIM Income's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that AIM Income does not exceed its applicable percentage limitation for investments in illiquid securities.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  AIM Income

     The investment objective of AIM Income is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in fixed rate corporate debt and U.S. Government obligations. AIM Income may also invest in preferred stock issues, convertible corporate debt and U.S. Government agency securities, including mortgage-backed securities. The percent of AIM Income's assets in various types of securities will vary in light of AIM Income's investment objective and existing market conditions.

  Baird Bond

     The investment objective of Baird Bond is to provide a high level of current income. Baird Bond seeks its investment objective through investments in a diversified portfolio of investment grade debt securities of domestic and foreign issuers. At least 80% of Baird Bond's net assets are invested in (i) U.S. dollar denominated non-convertible corporate debt securities, including bonds, debentures and notes, (ii) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iii) commercial paper, repurchase agreements, certificates of deposit, bankers acceptances and other cash equivalents.

INVESTMENT POLICIES

  AIM Income

     AIM Income's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal, by investing primarily in fixed rate corporate debt, U.S. Government obligations and U.S. Government Agency Mortgage-Backed Securities. AIM Income may also invest in preferred stock issues and convertible corporate debt. In selecting portfolio securities AIM Income will, in accordance with its concern for safety of principal, consider individual credit risks, but shareholders should recognize that the market value of even high quality long-term fixed rate securities will fluctuate with changes in interest rate levels. The percent of AIM Income's assets in various types of securities will vary in light of AIM Income's investment objective and existing market conditions.

     AIM Income may invest up to 40% of its total assets in securities issued by foreign entities. Purchases of foreign securities which are payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to AIM Income. AIM Income will maintain less than 35% of its net assets in debt securities rated below Baa/BBB, which are commonly known as "junk bonds." See the discussion "Risk Factors" above.

     A breakdown of the quality ratings of AIM Income's investments as of November 30, 1995, is set forth in the following chart. The composition of AIM Income's portfolio holdings are subject to change.

        Aaa..................................................................   25.38%
        Aa...................................................................    5.91
        A....................................................................   13.16
        Baa..................................................................   25.78
        Ba...................................................................    9.84
        B....................................................................   17.93
        Caa..................................................................    1.49
        Ca...................................................................       0
        C....................................................................       0
        Unrated..............................................................    0.51
                                                                                -----
        Total Average Annual Assets..........................................     100%

     Ordinarily, AIM Income does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of AIM Income's investment objectives, regardless of the holding period of that security. AIM Income will not necessarily dispose of a security because of a reduction in rating. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of AIM Income's distributions constituting taxable capital gains may increase. See the discussion under "Dividends, Distributions and Tax Matters" set forth in the AFG Prospectus.

  Baird Bond

     The investment objective of Baird Bond is to provide a high level of current income. Baird Bond will seek to achieve its investment objective through investments in a diversified portfolio of investment grade debt securities of domestic and foreign issuers. Investment grade securities are (i) corporate bonds, debentures or notes rated at least BBB by S&P or Baa by Moody's at the time of acquisition; (ii) commercial paper and cash equivalents rated A-1 by S&P or Prime-1 by Moody's at the time of acquisition; and (iii) any type of unrated debt security which Baird determines at the time of acquisition to be of a quality comparable to the foregoing. A description of the foregoing ratings is set forth in Baird Bond's Statement of Additional Information under the caption "Description of Bond Ratings." It is anticipated that at least 80% of Baird Bond's assets will be invested in the following:

     o U.S. dollar denominated non-convertible corporate debt securities including bonds, debentures and notes;

     o Debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     o Mortgage-backed securities, collateralized mortgage obligations and similar securities;

     o Commercial paper, repurchase agreements, certificates of deposit, bankers acceptances and other cash equivalents.

     Investments in mortgage-backed securities, collateralized mortgage obligations and similar securities must be rated either AA by S&P or Aa by Moody's or unrated but determined by Baird to be of comparable quality. Baird Bond has adopted an investment policy pursuant to which it will invest, under normal market conditions, at least 65% of its total assets in U.S. non-convertible bonds and debentures issued by corporations or municipalities, their agencies or instrumentalities or issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     The value of the securities in Baird Bond are subject to price fluctuations resulting from various factors, including rising or declining interest rates ("market risks") and the ability of the issuers of such investments to make scheduled interest and principal payments ("financial risks"). Baird attempts to minimize these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition. Baird Bond's intention to invest only in investment grade securities (determined at the time of acquisition) will also limit to some degree financial risks. Obligations rated BBB by S&P and Baa by Moody's, although investment grade, do exhibit speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated obligations. Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market as rated securities. In addition, there may be less publicly available information with respect to unrated securities and, to the extent that Baird Bond invests in unrated securities, it will be more dependent on the research and analysis performed by Baird. Baird Bond will not acquire a bond, note, or debenture rated BBB by S&P or Baa by Moody's or an unrated bond, note or debenture which is determined by Baird to be of comparable quality if after such acquisition more than 35% of Baird Bond's total assets would be invested in such securities. Baird Bond may retain up to 5% of its net assets in securities whose ratings or quality have been downgraded to below investment grade subsequent to their acquisition.

     The value of fixed-income securities will tend to decrease when interest rates rise and increase when interest rates fall. Baird Bond's share prices will react similarly. When Baird believes interest rates will decline significantly, Baird Bond generally will emphasize longer-term securities. Conversely, when interest rates are expected to rise significantly, Baird Bond generally will emphasize shorter-term securities. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less effected by changes in interest rates. Baird Bond has the flexibility to invest in fixed income securities without restriction upon the average maturity of Baird Bond's securities. To the extent that Baird Bond invests to a significant degree in longer-term securities, the net asset value of the fund may be more volatile.

     Although Baird Bond is authorized to engage in certain futures and option transactions and is not prohibited from investing in foreign securities, it has no intention of doing so at the present time.

INVESTMENT RESTRICTIONS

     Set forth below is a comparison of certain investment restrictions of AIM Income and Baird Bond. Several of the investment limitations of AIM Income and Baird Bond are substantially the same. Unless otherwise noted, the following investment restrictions are fundamental policies. Fundamental policies may not be changed without the approval of a majority of such fund's outstanding shares, as defined in the 1940 Act. In addition, unless otherwise noted, AIM Income may, from time to time in order to qualify its shares for sale in a particular state, agree to investment restrictions in addition to or more stringent than those set forth below. Such restrictions are not fundamental and may be changed without the approval of shareholders.

     The following chart summarizes the differences between the investment restrictions of AIM Income and Baird Bond:

   INVESTMENT RESTRICTION                         AIM INCOME                                        BAIRD BOND
   ----------------------                         ----------                                        ----------
Futures.....................    AIM Income may purchase and sell interest rate    Baird Bond will not (a) sell futures
                                futures contracts or purchase and sell            contracts, purchase put options or write call
                                options. AIM Income will comply with              options if, as a result, more than 25% of
                                California Rule 260.140.85(b) by purchasing       Baird Bond's total assets would be held with
                                and selling only financial futures contracts,     futures and options; (b) purchase futures
                                options on financial futures contracts and        contracts or write put options if, as a
                                municipal bond index futures contracts which      result, Baird Bond's total obligations upon
                                are listed on national securities or              settlement or exercise of purchased futures
                                commodities exchanges, by limiting the            contracts and written put options would exceed
                                aggregate premiums paid on all such options       25% of its total assets; (c) purchase put or
                                held at any one time to less than 20% of AIM      call options if, as a result, the amount of
                                Income's net assets and by limiting the           all premiums paid for unexpired options
                                aggregate margin deposits required on all such    purchased by Baird Bond would exceed 5% of its
                                futures contracts or options thereon to less      total assets. This is not a fundamental
                                than 5% of AIM Income's total assets. This is     policy.
                                not a fundamental policy.

   INVESTMENT RESTRICTION                         AIM INCOME                                        BAIRD BOND
   ----------------------                         ----------                                        ----------
Short sales and purchases of
securities on margin........    AIM Income may not make short sales of            Baird Bond will not purchase securities on
                                securities or purchase securities on margin,      margin, participate in a joint trading account
                                but it may obtain such short-term credits as      or sell securities short (except for such
                                are necessary for the clearance of purchases      short term credits as are necessary for the
                                and sales of securities and may make margin       clearance of transactions); provided, however,
                                payments in connection with transactions in       that Baird Bond may (i) enter into interest
                                financial futures contracts and options           rate swap transactions (ii) purchase or sell
                                thereon.                                          futures contracts, (iii) make initial and
                                                                                  variation margin payments in connection with
                                                                                  purchases or sales of futures contracts or
                                                                                  options on futures contracts, (iv) write or
                                                                                  invest in put or call options and (v) enter
                                                                                  into foreign currency exchange contracts.

Illiquid securities.........    AIM Income may not invest more than 15% of its    Baird Bond will not invest in illiquid
                                net assets at the time of purchase in             securities. This is not a fundamental policy.
                                investments which are not readily marketable.
                                This is not a fundamental policy.

Securities of one issuer....    AIM Income may not purchase the securities of     With respect to 75% of its total assets, Baird
                                any issuer if such purchase would cause more      Bond may not purchase the securities of any
                                than 5% of the value of its assets to be          issuer if such purchase would cause more than
                                invested in the securities of such issuer         5% of the value of the Fund's total assets to
                                (except U.S. Government securities, including     be invested in the securities of any one
                                securities issued by its agencies and             issuer (except securities of the U.S.
                                instrumentalities). AIM Income may not            Government or any agency or instrumentality
                                purchase the securities of any issuer if such     thereof), or purchase more than 10% of the
                                purchase would cause more than 5% of the          outstanding voting securities of any one
                                voting securities, or more than 10% of the        issuer.
                                securities of any class of such issuer, to be
                                held by AIM Income.

Issue senior securities.....    AIM Income will not issue senior securities       Baird Bond will not issue senior securities,
                                except to the extent permitted by the 1940        except as permitted under the 1940 Act;
                                Act, including permitted borrowings.              provided, however, Baird Bond may enter into
                                                                                  options, futures, options on futures, foreign
                                                                                  currency exchange contracts and interest rate
                                                                                  swap transactions.

Loans.......................    AIM Income may not make loans, except (a)         Baird Bond will not lend money (except by
                                through the purchase of a portion of an issue     purchasing debt securities or entering into
                                of bonds or other obligations of types            repurchase agreements) or lend portfolio
                                commonly offered publicly and purchased by        securities.
                                financial institutions, (b) through the
                                purchase of short-term obligations (maturing
                                within a year), including repurchase
                                agreements, and (c) AIM Income may lend its
                                portfolio securities, provided that the value
                                of the securities loaned does not exceed
                                33 1/3% of AIM Income's total assets. As a
                                nonfundamental matter, AIM Income will comply
                                with Texas Rule 123.2(6), and follow SEC
                                guidelines, that provide that loans of its
                                securities will be fully collateralized.

Industry concentration......    AIM Income may not concentrate 25% or more of     Baird Bond will not concentrate 25% or more of
                                its total assets in a particular industry.        the value of its total assets, determined at
                                                                                  the time an investment is made, exclusive of
                                                                                  U.S. Government securities, in securities
                                                                                  issued by companies primarily engaged in the
                                                                                  same industry.

   INVESTMENT RESTRICTION                         AIM INCOME                                        BAIRD BOND
----------------------------    ----------------------------------------------    ----------------------------------------------
Underwriting................    AIM Income may not act as a securities            Baird Bond will not act as an underwriter or
                                underwriter.                                      distributor of securities other than shares of
                                                                                  Baird Bond except to the extent that Baird
                                                                                  Bond's participation as part of a group in
                                                                                  bidding, or by bidding alone, for the purchase
                                                                                  of permissible investments directly from an
                                                                                  issuer for Baird Bond's own portfolio, may be
                                                                                  deemed to be an underwriting and except to the
                                                                                  extent Baird Bond may be deemed an underwriter
                                                                                  under the Securities Act of 1933, as amended
                                                                                  (the "Securities Act"), by virtue of disposing
                                                                                  of portfolio securities.
Oil, gas or other mineral
exploration or
development.................    AIM Income may not invest in interests in oil,    Baird Bond will not purchase any interest in
                                gas or other mineral exploration or               any oil, gas or any other mineral exploration
                                development programs. This is not a               or development program, including any oil, gas
                                fundamental policy.                               or mineral leases.

Real Estate.................    AIM Income may not invest in real estate,         Baird Bond will not purchase or sell real
                                although AIM Income may purchase securities       estate, interests in real estate or real
                                secured by real estate or interests therein or    estate mortgage loans and will not make any
                                issued by issuers which invest in real estate.    investments in real estate limited
                                                                                  partnerships, but Baird Bond may purchase and
                                                                                  sell securities that are backed by real estate
                                                                                  or issued by companies that invest or deal in
                                                                                  real estate, and Baird Bond may purchase
                                                                                  mortgage-backed securities and similar
                                                                                  securities in accordance with Baird Bond's
                                                                                  investment objectives and policies.

Borrowing...................    AIM Income may not borrow, except that AIM        Baird Bond will not borrow money except for
                                Income may enter into financial futures           temporary bank borrowings (not in excess of 5%
                                contracts and that the right is reserved to       of the value of its total assets) for
                                borrow from banks, provided that no borrowing     emergency or extraordinary purposes, and will
                                may exceed one-third of the value of its total    not pledge any of its assets except to secure
                                assets (including the amount of such              borrowings and only to an extent not greater
                                borrowings) less its liabilities (excluding       than 10% of the value of its net assets;
                                the amount of such borrowings) and may secure     provided, however, Baird Bond may enter into
                                such borrowings by pledging up to one-third of    interest rate swap transactions and options,
                                the value of its total assets. (For the           futures, options on futures and forward
                                purposes of this restriction, collateral          foreign currency exchange contracts.
                                arrangements with respect to margin for a
                                financial futures contract are not deemed to
                                be a pledge of assets.) AIM Income will not
                                purchase securities while borrowings from
                                banks in an amount in excess of 5% of its
                                total assets are outstanding. In addition, AIM
                                Income will limit borrowings from banks,
                                reverse repurchase agreements and dollar roll
                                transactions to an aggregate of 33 1/3% of its
                                total assets at the time of investment.

Commodities.................    AIM Income may not buy or sell commodities or     Baird Bond will not purchase or sell
                                commodity contracts, although AIM Income may      commodities or commodities contracts (except
                                purchase and sell financial futures contracts     that Baird Bond Fund may enter into futures
                                and options thereon.                              contracts and options on futures contracts).

Securities with unlimited
liability...................    AIM Income may not invest in securities with      No corresponding restriction.
                                unlimited liability except for assessability
                                allowed by statutes with respect to wages.

   INVESTMENT RESTRICTION                         AIM INCOME                                        BAIRD BOND
   ----------------------                         ----------                                        ----------
Puts and calls..............    AIM Income may not invest in puts, calls,         Baird Bond is permitted to write or invest in
                                straddles, spreads or any combination thereof,    put or call options, but as a matter of
                                except, however, that AIM Income may purchase     practice does not engage in such transactions.
                                and sell options on financial futures
                                contracts and may sell covered call options.
                                AIM Income may not, as a non-fundamental
                                restriction, write a covered call option if,
                                immediately thereafter, the aggregate value of
                                the securities underlying all such options,
                                determined as of the date the options were
                                written, would exceed 5% of the net assets of
                                AIM Income.

Warrants....................    No corresponding restriction.                     Baird Bond will not purchase warrants. This is
                                                                                  not a fundamental policy.

Investment companies........    AIM Income may not acquire for value the          Baird Bond will not purchase securities of
                                securities of any other investment company,       other investment companies except as a part of
                                except in connection with a merger,               a plan of merger, consolidation or
                                consolidation, reorganization or acquisition      reorganization approved by the shareholders of
                                of assets and except for the investment in        Baird Bond or securities of money market
                                such securities of funds representing             mutual funds investing in U.S. Government
                                compensation otherwise payable to its trustees    securities. This is not a fundamental policy.
                                pursuant to any deferred compensation plan
                                existing at any time between AFG and its
                                trustees.

Investing for control.......    AIM Income may not invest for the purpose of      Baird Bond will not make investments for the
                                influencing management or exercising control.     purpose of exercising control or management of
                                This is not a fundamental policy.                 any company except that Baird Bond may vote
                                                                                  portfolio securities in the discretion of BFI.
                                                                                  This is not a fundamental policy.

Unseasoned issuers..........    AIM Income may not invest in securities of        Baird Bond will not invest in securities of
                                companies which have a record of less than        issuers which have a record of less than 3
                                three years of continuous operation if such       years continuous operation, including the
                                purchase at the time thereof would cause more     operation of any predecessor business of a
                                than 5% of its total assets to be invested in     company which came into existence as a result
                                the securities of such companies (with such       of a merger, consolidation, reorganization or
                                period of three years to include the operation    purchase of substantially all of the assets of
                                of any predecessor company or companies,          such predecessor business. This is not a
                                partnership or individual enterprise if the       fundamental policy.
                                company whose securities are proposed for
                                investment by AIM Income has come into
                                existence as the result of a merger,
                                consolidation, reorganization or purchase of
                                substantially all of the assets of such
                                predecessor company or companies, partnership
                                or individual enterprise). This is not a
                                fundamental policy.

Securities of companies with
overlapping officers or
directors of the fund or
its investment advisor......    No corresponding restriction.                     Baird Bond will not acquire or retain any
                                                                                  security issued by a company, an officer or
                                                                                  director of which is an officer or director of
                                                                                  Baird Bond or an officer, director or other
                                                                                  affiliated person of its investment adviser.
                                                                                  This is not a fundamental policy.

   INVESTMENT RESTRICTION                         AIM INCOME                                        BAIRD BOND
   ----------------------                         ----------                                        ----------
Purchase of securities of
issuers owned by officers
or directors of advisors or
distributors................    AIM Income may not purchase or retain the         Baird Bond will not acquire or retain any
                                securities of any issuer, if the officers and     security issued by a company in which
                                trustees of AFG, its advisors or distributor      directors or officers of BFI, or directors or
                                who own individually more than  1/2% of the       officers of its investment adviser,
                                securities of such issuer, together own more      individually owning more than  1/2% of such
                                than 5% of the securities of such issuer. This    company's securities, in the aggregate own
                                is not a fundamental policy.                      more than 5% of the securities of such
                                                                                  company. This is not a fundamental policy.

PORTFOLIO MANAGERS

     AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including AIM Income. AIM's investment staff consists of 95 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of AIM Income and their titles, if any, with AIM or its affiliates and AIM Income, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

     Robert G. Alley and John L. Pessarra have been responsible for the management of AIM Income since 1992, and Carolyn L. Gibbs has been responsible for AIM Income since 1995. Mr. Alley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, and Vice President of AIM and of AFG. Mr. Alley has been associated with AIM since 1992 and has a total of 23 years of experience as an investment professional. Prior to joining AIM, he was Senior Fixed Income Manager for Waddell and Reed, Inc. Mr. Pessarra is Vice President of AIM Capital, has been associated with AIM since 1990 and has a total of 11 years of experience as an investment professional. Ms. Gibbs is Assistant Vice President of AIM Capital, has been associated with AIM since 1992 and has over 10 years of experience as an investment professional. Prior to 1992, Ms. Gibbs was a financial analyst with Northwest Airlines.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of AIM Income for the six-month period ended June 30, 1995 is set forth in Appendix III to this Proxy
Statement/Prospectus.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE TRANSACTION

     The terms and conditions under which the Transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix II to this Proxy Statement/Prospectus.

TRANSFER OF ASSETS

     AIM Income will acquire substantially all of the assets of Baird Bond in exchange for shares of AIM Income. The actual transfer of such assets (the "Closing") is expected to occur on March 29, 1996, at 2:00 p.m. Central Time (the "Effective Time") on the basis of values calculated as of the close of business on the preceding business day in accordance with the policies of AIM Income.

     At the Closing, AFG will issue directly to the shareholders of Baird Bond that number of shares of AIM Income equal in aggregate net asset value to the aggregate value of Baird Bond's assets then transferred. The asset value calculations will be made pursuant to procedures customarily used by AIM Income. Securities for which there is no readily ascertainable market value will be valued by mutual agreement of BFI and AFG, provided such value is consistent with AFG's pricing procedures. It is expected that the value of each shareholder's account with AIM Income immediately after the Transaction will be the same as the value of such shareholder's account with Baird Bond immediately prior to the Transaction. Promptly after the Closing, BFI will take steps to pay any outstanding liabilities of Baird Bond and Baird Bond's status as a designated series of shares of BFI will be terminated. Any assets held by Baird Bond after the Transaction that are not used by BFI to discharge the debts of Baird Bond will be distributed to its shareholders as a dividend, although none is expected.

OTHER TERMS

     The Agreement may be amended without shareholder approval by mutual agreement of BFI and AFG. If any amendment is made to the Agreement which effects a material change to the Agreement and the Transaction, such change will be submitted to the shareholders for their approval.

     Each of BFI and AFG has made representations and warranties in the Agreement that are customary in matters such as the Transaction. The obligations of BFI and AFG pursuant to the Agreement are subject to various conditions, including the following: (a) the assets of Baird Bond to be acquired by AIM Income shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Baird Bond immediately prior to the Transaction; (b) the transactions contemplated by that certain Agreement and Plan of Reorganization dated December 20, 1995 between Baird Blue Chip Fund, Inc. and AIM Equity Funds, Inc., acting on behalf of AIM Blue Chip Fund, and that certain Agreement and Plan of Reorganization dated December 20, 1995 between Baird Capital Development Fund, Inc. and AIM Equity Funds, Inc., acting on behalf of AIM Capital Development Fund, shall have been consummated; (c) the transactions contemplated by that certain Acquisition Agreement dated December 20, 1995 between AIM and Baird shall have been consummated; (d) AFG's Registration Statement on Form N-14 under the 1933 Act and the 1940 Act shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (e) the shareholders of Baird Bond shall have approved the Agreement; (f) upon written request of AFG, Baird Bond shall, prior to the Closing, have disposed of equity securities held by it to assure that the consummation of the Transaction shall not result in the investment portfolios of AFG owning, in the aggregate, ten percent or more of the voting securities of any issuer, or BFI shall have cooperated with and assisted AFG in preparing and filing a notification and report form required by the Hart-Scott-Rodino Antitrust Improvements Act, and the waiting periods prescribed by that act shall have passed; and (g) the receipt of an opinion from Ballard Spahr Andrews & Ingersoll, that the Transaction will not result in the recognition of gain or loss for Federal income tax purposes for Baird Bond, AIM Income or their shareholders.

     AIM Income and Baird Bond have each agreed to bear their respective expenses in connection with the Transaction. Baird has agreed with Baird Bond that all costs, fees and expenses incurred in connection with the Transaction (aggregated with the costs incurred by other Baird Mutual Funds involved in transactions similar to the Transaction) in excess of $10,000 which are reasonable and of a type normally incurred in transactions of this nature will be borne by Baird. AIM has agreed to pay Baird one-half of those expenses, and all of such expenses in excess of $120,000. The costs and expenses to be borne by Baird Bond are estimated to be $570.

     The Board of Directors of BFI may waive without shareholder approval any default by AFG or any failure by AFG to satisfy any of the conditions to BFI's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Baird Bond. The Agreement may be terminated and the Transaction may be abandoned by either BFI or AFG at any time by mutual agreement of BFI and AFG, or by either party in the event that Baird Bond shareholders do not approve the Agreement or if the Closing does not occur on or before June 30, 1996.

     If the Agreement is approved, an account will be established for each shareholder of Baird Bond containing the appropriate number of shares of AIM Income. Such accounts will contain certain information about the shareholder that is identical to the account currently maintained for each shareholder of Baird Bond.

FEDERAL TAX CONSEQUENCES

     In the opinion of Ballard Spahr Andrews & Ingersoll, the principal Federal income tax consequences that will result from the Transaction, under currently applicable law, are as follows: (i) the Transaction will qualify as a "reorganization" within the meaning of Section 368(a) of the Code; (ii) in accordance with Sections 361(a) and 361(c)(1) of the Code, no gain or loss will be recognized by Baird Bond upon the transfer of its assets to AIM Income; (iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of Baird Bond upon the exchange of shares of Baird Bond solely for shares of AIM Income; (iv) in accordance with Section 358(a) of the Code, the tax basis of the shares of AIM Income to be received by a shareholder of Baird Bond will be the same as the tax basis of the shares of Baird Bond surrendered in exchange therefor; (v) in accordance with Section 1223(1) of the Code, the holding period of the shares of AIM Income to be received by a shareholder of Baird Bond will include the holding period for which such shareholder held the shares of Baird Bond exchanged therefor provided that such shares of Baird Bond are capital assets in the hands of such shareholder as of the Closing; (vi) in accordance with Section 1032 of the Code, no gain or loss will be recognized by AIM Income on the receipt of assets of Baird Bond in exchange for shares of AIM Income; (vii) in accordance with
Section 362(b) of the Code, the tax basis of the assets of Baird Bond in the hands of AIM Income will be the same as the tax basis of such assets in the hands of Baird Bond immediately prior to the Transaction; (viii) in accordance with Section 1223(2) of the Code, the holding period of the assets of Baird Bond to be received by AIM Income will include the holding period of such assets in the hands of Baird Bond immediately prior to the Transaction; and (ix) AIM Income will succeed to and take into account the items of Baird Bond described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury regulations thereunder.

     The foregoing opinions are conditioned upon the accuracy, as of the date hereof and as of the Closing, of certain representations upon which Ballard Spahr Andrews & Ingersoll have relied in rendering these opinions, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization): (A) there is no plan or intention by the shareholders of Baird Bond to sell, exchange or otherwise dispose of a number of shares of AIM Income received in the Transaction that would reduce the Baird Bond shareholders' ownership of AIM Income shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Baird Bond as of the Closing Date; (B) following the Transaction, AIM Income will continue the historic business of Baird Bond (for this purpose "historic business" shall mean the business most recently conducted by Baird Bond which was not entered into in connection with the Transaction) or use a significant portion of Baird Bond's historic business assets in a business; (C) at the direction of Baird Bond, AIM Income will issue directly to Baird Bond's shareholders pro rata the shares of AIM Income that Baird Bond constructively receives in the Transaction and Baird Bond will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing; (D) AIM Income has no plan or intention to reacquire any of its shares issued in the Transaction, except to the extent that AIM Income is required by the 1940 Act to redeem any of its shares presented for redemption; and (E) AIM Income does not plan or intend to sell or otherwise dispose of any of the assets of Baird Bond acquired in the Transaction, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF BAIRD BOND. BAIRD BOND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE TRANSACTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

CAPITAL LOSS CARRYFORWARD

     Baird Bond currently has a capital loss carryforward available to offset future capital gains of approximately $214,202. Under Section 381 of the Code, AIM Income will succeed to the capital loss carryforwards of Baird Bond. The carryforward period for capital losses is limited to eight years and accordingly, absent realized capital gains, these capital loss carryforwards will expire in 2003.

     As a result of the Transaction, Baird Bond will undergo an ownership change, as defined under Section 382 of the Code. The amount of Baird Bond's capital loss carryforwards which can be taken into account each year by AIM Income to offset any realized capital gains will be limited generally to an amount equal to the fair market value of Baird Bond on the date the Transaction is consummated multiplied by the adjusted federal long-term rate in effect at that time.

     The amount of such capital loss carryforwards may be different at the Effective Time. The Agreement does not provide for any adjustment to the number of shares that Baird Bond shareholders will receive to reflect any potential income tax effect on the shareholders of Baird Bond which might result from any differences in the proportionate amounts of the capital loss carryforward because of the difficulty of predicting the potential use by AIM Income of such capital loss carryforward. It is anticipated that there will be no distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

ACCOUNTING TREATMENT

     The Transaction will be accounted for on a continuing entity (pooling of interests) basis. Accordingly, the book cost basis to AIM Income of the assets of Baird Bond will be the same as the book cost basis of such assets to Baird Bond.

                             RIGHTS OF SHAREHOLDERS

ELECTION OF TRUSTEES/DIRECTORS AND ANNUAL SHAREHOLDER MEETINGS

     The shareholders of AFG are entitled to vote for election of the trustees only to the extent such vote may be required by the 1940 Act, by the Declaration of Trust or by AFG's Bylaws. Wisconsin corporate law provides that, if the articles of incorporation or bylaws of a registered investment company so provide, it may operate without an annual meeting of shareholders if an annual meeting is not required by the 1940 Act. BFI has adopted the appropriate provisions in its Bylaws and is not required to hold an annual meeting of shareholders to elect directors unless otherwise required by the 1940 Act.

TERMS OF TRUSTEES/DIRECTORS

     AFG's Declaration of Trust provides that the trustees of AFG shall hold office during the lifetime of the Trust except as follows: (a) any trustees may resign or retire; (b) any trustee may be removed by the other trustee or the shareholders of AFG (as discussed below); or (c) any trustee who has died or become incapacitated and is unable to serve may be retired by a written instrument signed by a majority of the trustees. Wisconsin law provides that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and, if necessary, qualified, or until there is a decrease in the number of directors.

VACANCIES OF TRUSTEES/DIRECTORS

     AFG's Declaration of Trust provides that in the case of refusal to serve, death, resignation, retirement or removal of a trustee, or in the case of an increase in the number of trustees, the remaining trustees may either fill the vacancy, leave the vacancy unfilled or reduce the number of trustees. Any appointment of a trustee shall be evidenced by a written instrument signed by a majority of the trustees in office.

     Under Wisconsin law, any vacancy of the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by
(a) the shareholders; (b) the Board of Directors; or (c) if the directors remaining in office constitute fewer than a quorum of the board, the directors, by the affirmative vote of a majority of all directors remaining in office.

REMOVAL OF TRUSTEES/DIRECTORS

     A trustee of AFG may be removed by the vote of a majority of shareholders present at any meeting of the shareholders of AFG at which a quorum is present or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective. AFG's bylaws provide that holders of 10% of the outstanding shares of AFG may require that the trustees call a special meeting for the removal of a trustee. Wisconsin corporate law permits, and BFI's Bylaws provide for, the removal of a director by shareholders, with or without cause, if approved by a majority of votes cast.

SPECIAL MEETINGS OF SHAREHOLDERS

     AFG's Bylaws provide that trustees may call special meetings of shareholders. Additionally, AFG's bylaws provide that holders of 10% of the outstanding shares of AFG may require that the trustees call a special meeting for the removal of a trustee. Wisconsin law provides that a special meeting of shareholders may be called by the Board of Directors or any person authorized by the bylaws. BFI's Bylaws authorize the President to call a special meeting of shareholders. Wisconsin law also provides that a special meeting of shareholders shall be called upon the written request of the holders of at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

SHAREHOLDER LIABILITY

     The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that, under certain circumstances, shareholders of a Delaware business trust may be held personally liable for that trust's obligations to the extent that the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. AFG's Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), provides that shareholders of AFG shall not be subject to any personal liability for acts or obligations of AFG and that every written agreement, obligation or other undertaking made or issued by AFG shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of AFG property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which AFG itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of AFG's assets and operations, the possibility of AFG's being unable to meet its obligations is considered remote, and given the nature of AFG's operations, even if a claim were brought against AFG and a court determined that shareholders were personally liable, it would not be likely to impose a material obligation on a shareholder.

     Wisconsin corporate law also generally shields shareholders from liability for a corporation's obligations. Under Wisconsin law, however, a shareholder may be liable to the extent that he or she knowingly receives any distribution which exceeds the amount which he or she could properly receive under Wisconsin law. A shareholder may also be liable, up to an amount equal to the par value of shares owned by the shareholder, for all debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months' service in any one case. Wisconsin courts interpreted "par value" to mean the amount paid by a shareholder for his or her shares.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS

     Under AFG's Declaration of Trust, the trustees of AFG shall not be liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. While AFG's Declaration of Trust does not contain any provision limiting the liability of officers, under Delaware business trust law, the officers of AFG are not personally liable to any person other than AFG or shareholders for any act, omission or obligation of AFG or its trustees. AFG's Declaration of Trust and Bylaws allow for the indemnification of trustees and officers to the fullest extent permitted by Delaware law and AFG's Bylaws. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person from and against any and all claims and demands whatsoever.

     Wisconsin law provides that the directors of BFI are not liable for any breach of, or failure to perform, any duty resulting solely from his or her status as director, unless the person asserting liability proves that the breach or failure to perform constitutes: (1) willful failure to deal fairly with BFI in connection with a matter in which the director has a material conflict of interest; (2) a violation of criminal law (unless the director had reasonable cause to believe that the conduct was lawful or no reasonable cause to believe that the conduct was unlawful); (3) a transaction from which the director derived improper personal profit; or (4) willful misconduct. Neither Wisconsin corporate law nor BFI's Articles of Incorporation or Bylaws specifically limits the liability of officers. Wisconsin law provides for the indemnification of a director or officer, to the extent that he or she has been successful on the merits or otherwise in the defense of a proceeding. Additionally, a corporation shall indemnify a director or officer against liability incurred by the director or officer in a proceeding to which the director or officer was a party because he or she is a director or officer of the corporation, unless liability was incurred because the director or officer breached or failed to perform a duty that he or she owes to the corporation and the breach or failure to perform constitutes any of the circumstances enumerated above relating to liability of directors.

DISSOLUTION

     AFG's Declaration of Trust provides that AFG may be terminated at any time
(i) by the vote of a majority of shareholders present at any meeting of the shareholders of AFG at which a quorum is present or (ii) by the trustees by written notice to shareholders provided that as of the date on which the Trustees have determined to so terminate AFG there are fewer than 100 holders of record of AFG. Any portfolio of AFG, including AIM Income, may be terminated at any time (i) by a vote of the shareholders entitled to vote and holding at least a majority of the shares of such portfolio provided that the trustees have submitted the termination of such portfolio to the shareholders for their approval or (ii) by the trustees by written notice to such shareholders provided that, as of the date on which the trustees have determined to terminate the portfolio, there are fewer than 100 holders of record of such portfolio.

     Under Wisconsin corporate law, the Board of Directors of BFI may propose dissolution of BFI or any series of the corporation's common stock (such as Baird Bond) for submission to the shareholders, which submission may be conditioned on any basis. To be adopted, a proposal to dissolve the corporation must be approved by a majority of all of the votes entitled to be cast on the proposal.

VOTING RIGHTS

     Currently, AFG's Declaration of Trust grants shareholders power to do the following: (i) elect trustees, provided that a meeting of shareholders has been called for that purpose; (ii) remove trustees, provided that a meeting of shareholders has been called for that purpose; (iii) terminate AFG or any Portfolio (such as AIM Income) or class of shares of AFG, unless, as of the date on which the trustees have determined to so terminate AFG or such Portfolio or class, there are fewer than 100 holders of record or such terminating Portfolio or class of shares of AFG, provided, further, that the Trustees have called a meeting of the shareholders for the purpose of approving any such termination;
(iv) approve the sale of all or substantially all the assets of AFG or of any Portfolio or call of shares of AFG, unless the primary purpose of such sale is to change AFG's domicile or form of organization; (v) approve the merger or consolidation of AFG or any

Portfolio or class of shares of AFG with and into another company, unless (A) the primary purpose of such merger or consolidation is to change AFG's domicile or form of organization, or (B) after giving effect to such merger or consolidation, based on the number of shares outstanding as of a date selected by the trustees, the shareholders of AFG or such Portfolio or class will have a majority of the outstanding shares of the surviving company or portfolio or class, as the case may be, (vi) approve any amendment to their voting rights; and (vii) approve such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

     Shareholders of a Wisconsin corporation such as BFI are entitled to vote on numerous matters affecting the corporation (such as mergers and sales of substantially all of the assets of the corporation) as provided by Wisconsin corporation law.

SUPERMAJORITY VOTING PROVISIONS

     Neither Delaware law nor AFG's Declaration of Trust and Bylaws provide for supermajority voting provisions. Wisconsin law requires a supermajority vote of the shareholders to approve a merger or share exchange unless the shareholders receive a "fair price" for their shares or the corporation's articles of incorporation contain a provision expressly electing not be governed by such supermajority provisions. BFI's Articles of Incorporation do not contain a provision opting out of such supermajority voting provisions. Under Wisconsin law, a sale of substantially all of the assets only requires a majority vote of shareholders. The Transaction is a sale of substantially all of the assets.

DISSENTERS' RIGHTS

     Neither Delaware law nor AFG's Declaration of Trust or Bylaws provides AFG's shareholders with dissenters' rights.

     Although Wisconsin corporate law provides dissenters' rights to shareholders, the SEC takes the position that Rule 22c-1 under the 1940 Act effectively preempts such dissenters' rights. Instead, shareholders have the right to redeem their shares. See "Redemption Procedures -- Baird Bond" above.

AMENDMENT TO ORGANIZATIONAL DOCUMENTS

     The trustees of AFG may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made to change the voting power of the shareholders of AFG as set forth in the Declaration of Trust.

     The Board of Directors of BFI may propose amendments to the Articles of Incorporation for submission to shareholders, which submission may be conditioned on any basis. To be adopted, an amendment must be approved by a majority of votes actually cast. Wisconsin law allows the Board of Directors to amend the Articles of Incorporation without shareholder action to extend the duration of the corporation, delete the names and addresses of initial directors and incorporators, make certain changes to BFI's registered agent, change each share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding or the aggregate preferences and relative rights of that class are not increased to the prejudice of the outstanding shares of any other class, make minor changes to the corporate name, or create one or more series of shares and determine the numbers of shares of such series and the designations, preferences, limitations and relative rights thereof as authorized in BFI's Articles of Incorporation.

OTHER SIGNIFICANT CONSIDERATIONS

     As stated above, BFI is organized as a Wisconsin corporation and AFG is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AFG are substantially the same as those of the directors of BFI. There are, however, certain differences between the two forms of organization. The operations of BFI, as a Wisconsin corporation, are governed by its Articles of Incorporation and applicable Wisconsin law. The operations of AFG, as a Delaware business trust, are governed by its Declaration of Trust and Delaware law.

                 OWNERSHIP OF AIM INCOME AND BAIRD BOND SHARES

CONTROL PERSONS

  Ownership of AIM Income

     As of December 15, 1995, Merrill Lynch Pierce Fenner & Smith AIDS/Street Account, Mutual Fund Operations, P.O. Box 45286, Jacksonville, Florida 33232,
Attention: Private Client Group, owned of record 404,046 Class B shares of AIM Income, or 7.9% of the outstanding shares of such class.

  Ownership of Baird Bond

     As of December 31, 1995, Baird, a Wisconsin corporation, owned of record 652,700 shares of Baird Bond, or 81.78% of the outstanding shares of the fund. On such date, Clark and Co., P.O. Box 39, Westerville, OH 43086-0039 owned of record 50,448 shares of Baird Bond, or 6.42% of the outstanding shares of the fund.

     Listed below is the name, address and percent ownership of each person who as of December 31, 1995, to the knowledge of BFI, owned beneficially 5% or more of the outstanding shares of the Fund:

                                                                                     PERCENT
                                                                  NUMBER OF         BENEFICIAL
    NAME AND ADDRESS                                             SHARES OWNED       OWNERSHIP
    ----------------                                             ------------       ----------
    Robert W. Baird & Co. Incorporated.........................     50,000             6.33%
      777 East Wisconsin Avenue
      Milwaukee, WI 53202

    R.H. Wagner Foundation, Ltd. ..............................     49,336             6.75%
      P.O. Box 181
      Lyons, WI 53148

    Trout and Salmon Foundation................................     42,657             5.40%
      P.O. Box 897
      Sheboygan, WI 53082

OWNERSHIP OF OFFICERS AND TRUSTEES/DIRECTORS

     To the best of the knowledge of AFG, the beneficial ownership of shares of AIM Income by officers and trustees of AFG as a group constituted less than 1% of the outstanding shares of AIM Income as of the date of this Proxy Statement/Prospectus. To the best of the knowledge of BFI, the beneficial ownership of shares of Baird Bond by officers or directors of Baird Bond as a group constituted less than 1% of the outstanding shares of Baird Bond as of the date of this Proxy Statement/Prospectus.

                                 CAPITALIZATION

     The following table sets forth as of September 30, 1995, (i) the capitalization of AIM Income, (ii) the capitalization of Baird Bond, and (iii) the pro-forma capitalization of AIM Income as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                      PRO FORMA
                                                                                      AIM INCOME
                                                        AIM INCOME     BAIRD BOND    AS ADJUSTED
                                                       ------------    ----------    ------------
Net Assets..........................................   $229,719,617    $7,701,015    $237,420,632
Shares Outstanding..................................     28,890,770       814,278      29,859,710
Net Asset Value Per Share...........................   $       7.95    $     9.46    $       7.95

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of AIM Income will be passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which BFI and AFG have filed with the SEC pursuant to the requirements of the Securities Act and the 1940 Act, to which reference is hereby made. The SEC file number for BFI's registration statement containing the Prospectus relating to Baird Bond is Registration No. 33-48892. Such Prospectus is incorporated herein by reference. The SEC file number for AFG's registration statement containing the Prospectus and Statement of Additional Information relating to AIM Income is Registration No. 2-27334. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     AFG and BFI are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by BFI and AFG (including the Registration Statement of AFG relating to AIM Income on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates.

             ADDITIONAL INFORMATION ABOUT AIM INCOME AND BAIRD BOND

     For more information with respect to AFG and AIM Income concerning the following topics, please refer to the AFG Prospectus as indicated: (i) see the discussion "Investment Objectives," "Summary," "About the Funds," "Investment Programs," "Management" and "General Information" for further information regarding AFG and AIM Income; (ii) see the discussion "Summary," "Investment Programs," "Management" and "General Information" for further information regarding management of AIM Income; (iii) see the discussion "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the capital stock of AIM Income; (iv) see the discussion "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of AIM Income shares.

     For more information with respect to BFI and Baird Bond concerning the following topics, please refer to the Baird Bond Prospectus as indicated: (i) see the discussion "Introduction," "Investment Objectives and Policies" and "Portfolio Securities and Investment Practices" for further general information regarding BFI and Baird Bond; (ii) see the discussion "Management of the Funds," "Financial Highlights" and "Purchase of Shares" for further information regarding management of Baird Bond; (iii) see the discussion "Dividend Reinvestment," "Dividends, Distributions and Taxes," "Capital Structure" and "Shareholder Reports" for further information regarding the capital stock of Baird Bond; (iv) see the discussion "Management of the Funds," "Determination of Net Asset Value," "Purchase of Shares," "Reinstatement Privilege," "Dividend Reinvestment," "Directed Reinvestment," "Systematic Withdrawal Plan," "Automatic Exchange Plan," "Exchange Privileges," "Individual Retirement Account and Simplified Employee Pension Plan" and "Defined Contribution Retirement and 401(k) Plan" for further information regarding the purchase, redemption and repurchase of Baird Bond shares.

                                                                      APPENDIX I

                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                   SUPPLEMENT DATED DECEMBER 28, 1995 TO THE
           PROSPECTUS DATED MAY 1, 1995, AS REVISED NOVEMBER 22, 1995

     Effective January 1, 1995, Craig A. Smith will become an additional person who will be primarily responsible for the day-to-day management of AIM BALANCED FUND and AIM GLOBAL UTILITIES FUND. Mr. Smith is Vice President of A I M Capital Management, Inc., has been associated with AIM since 1989, and has 6 years of experience as an investment professional.

     Effective January 2, 1996, the net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern
Time) on each business day of a fund. The net asset value per share (or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and the close of trading of the New York Stock Exchange on each business day of the fund. For purposes of determining net asset value per share, futures and options contacts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.

     Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities Clearing Corporation by 7:00 p.m. Eastern Time on that day will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received by dealers prior to 12:00 noon or 4:00 p.m. Eastern Time on any business day of the fund will be confirmed at the price next determined.

              [AIM LOGO APPEARS HERE]        THE AIM FAMILY OF FUNDS(R)

              AIM BALANCED FUND
              AIM GLOBAL UTILITIES FUND
              AIM GROWTH FUND
              AIM HIGH YIELD FUND
              AIM INCOME FUND
              AIM INTERMEDIATE GOVERNMENT FUND
              AIM MONEY MARKET FUND
              AIM MUNICIPAL BOND FUND
              AIM VALUE FUND
              (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

PROSPECTUS
MAY 1, 1995
AS REVISED
NOVEMBER 22, 1995

              This Prospectus contains information about the nine mutual funds listed above (the "Funds") which are separate series portfolios of AIM Funds Group (the "Trust"), a Delaware business trust. The investment objectives of the Funds are listed on the inside cover page.

              This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated May 1, 1995, as revised August 22, 1995 and supplemented September 20, 1995 and October 20, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, Texas 77210-4739.

              AIM HIGH YIELD FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE, AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND PRIOR TO INVESTING. SEE "INVESTMENT PROGRAMS -- AIM HIGH YIELD FUND," "CERTAIN INVESTMENT STRATEGIES AND POLICIES -- RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES" AND "APPENDIX C -- DESCRIPTIONS OF RATING CATEGORIES."

              THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

              THERE CAN BE NO ASSURANCE THAT AIM MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

  The investment objectives of the Funds are as follows:

  AIM BALANCED FUND: To achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

  AIM GLOBAL UTILITIES FUND: To achieve a high level of current income, and as a secondary objective to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.

  AIM GROWTH FUND: To achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth.

  AIM HIGH YIELD FUND: To achieve a high level of current income by investing primarily in publicly traded debt securities of less than investment grade.

  AIM INCOME FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.

  AIM INTERMEDIATE GOVERNMENT FUND: To achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

  AIM MONEY MARKET FUND: To provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  AIM MUNICIPAL BOND FUND: To achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds.

  AIM VALUE FUND: To achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUNDS. AIM Funds Group (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently the Trust offers nine separate series portfolios, each of which pursues unique investment objectives. This Prospectus relates to all of such portfolios (the "Funds"), which are listed on the cover.

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement").

  AIM acts as manager or advisor to 38 investment company portfolios. As of October 31, 1995, the total assets of the investment company portfolios advised or managed by AIM or its affiliates were approximately $39.3 billion. Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to each Fund. As compensation for these services AIM receives a fee based on each Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by each Fund for its costs of performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Funds.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A or Class B shares of each Fund and, in the case of AIM MONEY MARKET FUND, Class C shares, all of which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares (AIM MONEY MARKET FUND only) -- Shares are offered at net asset value, without an initial sales charge and without contingent deferred sales charges.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of a Fund and other circumstances. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares of AIM MONEY MARKET FUND are exchanged for shares of other funds advised by AIM that are sold with an initial sales charge. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. will reject any order for purchase of more than $250,000 for Class B shares.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds). Class A, Class B and Class C shares of the Funds may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more were made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares of AIM MONEY MARKET FUND may redeem all or a portion of their shares at net asset value on any business day, without charge.

  DISTRIBUTIONS. AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND currently declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. AIM BALANCED FUND currently declares and pays dividends from net investment income on a quarterly basis. AIM GROWTH FUND and AIM VALUE FUND currently declare and pay dividends from net investment income, if any, on an annual basis. All of the Funds make distributions of realized capital gains, if any, on an annual basis, although AIM MONEY MARKET FUND may distribute net realized short-term capital gains more frequently. Dividends and distributions paid with respect to Class A shares of a Fund may be paid by check, reinvested in additional Class A shares of the Fund or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. Dividends and distributions paid with respect to Class B shares of a Fund may be paid by check or reinvested in additional Class B shares of other funds in The AIM Family of Funds at net asset value. Dividends and distributions paid with respect to Class C shares of AIM MONEY MARKET FUND may be paid by check, reinvested in additional Class C shares of the Fund, or reinvested in shares of another fund in The AIM Family of Funds, subject to certain conditions. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. Subject to certain restrictions designed to reduce any associated risks, AIM MONEY MARKET FUND may invest in securities such as money market instruments which are not rated (but are determined by AIM to be of comparable quality to securities which have received the highest ratings), certain repurchase agreements, and U.S. dollar-denominated obligations issued by foreign banks. Accordingly, an investment in AIM MONEY MARKET FUND may entail somewhat different risks from an investment in an investment company which does not engage in such investment practices. See "Investment Programs."

  AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." Investments in junk bonds, while generally providing greater income and opportunity for gain, may be subject to greater risks than higher rated securities. Such risks may include: greater market fluctuations and risk of loss of income and principal, limited liquidity and secondary market support, greater sensitivity to economic and business downturns, and certain other risks. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities." Investors should carefully consider the relative risks and rewards of investing in each of the above-named Funds prior to investing, and should not consider an investment in any of those Funds to represent a complete investment program.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds are registered service marks of A I M Management Group Inc.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Funds understand the various costs that an investor will bear, both directly and indirectly.



                                    AIM             AIM GLOBAL             AIM                  AIM                 AIM
                               BALANCED FUND      UTILITIES FUND       GROWTH FUND       HIGH YIELD FUND        INCOME FUND
                             ----------------    ----------------    ----------------    ----------------    ----------------
                             CLASS A  CLASS B    CLASS A  CLASS B    CLASS A  CLASS B    CLASS A  CLASS B    CLASS A  CLASS B
                             -------  -------    -------  -------    -------  -------    -------  -------    -------  -------
Shareholder Transaction
  Expenses
  Maximum sales load imposed
     on purchase of shares
     (as a % of the offering
     price).................  4.75%   None       5.50%    None       5.50%    None       4.75%    None       4.75%    None
  Maximum sales load on
     reinvested dividends...   None   None        None    None        None    None        None    None        None    None
  Deferred sales load (as a
     % of original purchase
     price or redemption
     proceeds, whichever
     is lower)..............   None*  5.0%        None*    5.0%      None*     5.0%       None*    5.0%       None*    5.0%
  Redemption fees...........   None   None        None    None       None      None       None    None        None    None
  Exchange fee**............   None   None        None    None       None      None       None    None        None    None
Annual Fund Operating
  Expenses (as a % of
  average net assets)
  Management fees(1)........   0.75%  0.75%      0.60%    0.60%      0.79%    0.79%      0.56%    0.56%      0.49%    0.49%
  Rule 12b-1 distribution
     plan payments..........   0.25%  1.00%      0.25%    1.00%      0.25%    1.00%      0.25%    1.00%      0.25%    1.00%
  All other expenses........   0.68%  0.70%      0.33%    0.47%      0.32%    0.53%      0.19%    0.24%      0.24%    0.34%(2)
                               ----   ----       ----     ----       ----     ----       ----     ----       ----     ----
          Total fund
            operating
            expenses........   1.68%  2.45%      1.18%    2.07%      1.36%    2.32%      1.00%    1.80%      0.98%    1.83%
                               ====   ====       ====     ====       ====     ====       ====     ====       ====     ====

                                   AIM INTERMEDIATE           AIM MONEY            AIM MUNICIPAL          AIM
                                    GOVERNMENT FUND          MARKET FUND             BOND FUND         VALUE FUND
                                   ----------------   -------------------------  ----------------   ----------------
                                   CLASS A  CLASS B   CLASS A  CLASS B  CLASS C  CLASS A  CLASS B   CLASS A  CLASS B
                                   -------  -------   -------  -------  -------  -------  -------   -------  -------
Shareholder Transaction Expenses
  Maximum sales load imposed on
     purchase of shares (as a % of
     the offering price)...........  4.75%     None      5.50%     None    None    4.75%     None      5.50%    None
  Maximum sales load on reinvested
     dividends.....................   None     None       None     None    None     None     None       None    None
  Deferred sales load (as a % of
     original purchase price or
     redemption proceeds, whichever
     is lower).....................   None*    5.0%       None*    5.0%    None     None*    5.0%       None*   5.0%
  Redemption fees..................   None     None       None     None    None     None     None       None    None
  Exchange fee**...................   None     None       None     None    None     None     None       None    None
Annual Fund Operating Expenses (as
  a % of average net assets)
  Management fees(1)...............  0.50%    0.50%      0.55%    0.55%   0.55%    0.47%    0.47%      0.64%   0.64%
  Rule 12b-1 distribution plan
     payments......................  0.25%    1.00%      0.25%    1.00%   0.25%    0.25%    1.00%      0.25%    1.00
0.25%   1.00%
  All other expenses...............  0.29%    0.32%(2)   0.20%    0.23%   0.20%    0.17%     0.20%(2)  0.27%   0.44%
                                     ----     ----       ----     ----    ----     ----      ----      ----    ----
          Total fund operating
            expenses...............  1.04%    1.82%      1.00%    1.78%   1.00%    0.89%    1.67%      1.16%   2.08%
                                     ====     ====       ====     ====    =====    ====     ====       ====    ====

------------------------

(1) "Management fees" for both classes of AIM GROWTH FUND and AIM VALUE FUND have been restated to reflect the current level of such fees. "Management fees" for both classes of AIM BALANCED FUND have been restated to reflect the elimination of fee waivers. Management fees and other expenses have been restated for all classes of AIM MONEY MARKET FUND to reflect the current level of such fees. In addition, the rules of the Securities and Exchange Commission require that the maximum sales charges be reflected in the table even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

(2) After fee waivers or expense reimbursements. Had expenses not been reimbursed, "all other expenses" would have been 0.55%, 0.37% and 0.37% with respect to Class B of AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

 * Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

** No fee will be charged for exchanges among The AIM Family of Funds; however, a $5 service fee will be charged for exchanges by accounts of market timers.

--------------------------------------------------------------------------------

   EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                            AIM                 AIM                 AIM        AIM       AIM
                  AIM      GLOBAL     AIM       HIGH      AIM   INTERMEDIATE  MONEY   MUNICIPAL    AIM
                BALANCED UTILITIES   GROWTH    YIELD     INCOME  GOVERNMENT  MARKET     BOND      VALUE
                  FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND
               --------- ---------   ------    -----     ------ ------------ ------   ---------   -----
    1 year......  $ 64      $ 66      $ 68      $ 57      $ 57      $ 58      $ 65      $ 56      $ 66
    3 years.....    98        90        96        78        77        79        85        75        90
    5 years.....   134       116       125       100        99       102       107        95       115
    10 years....   237       190       210       164       162       169       170       152       188

   The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months following the end of the calendar month of purchase.

   You would pay the following expenses on a $1,000 investment in Class B shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                            AIM                 AIM                 AIM        AIM       AIM
                  AIM      GLOBAL     AIM       HIGH      AIM   INTERMEDIATE  MONEY   MUNICIPAL    AIM
                BALANCED UTILITIES   GROWTH    YIELD     INCOME  GOVERNMENT  MARKET     BOND      VALUE
                  FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND
               --------- ---------   ------    -----     ------ ------------ ------   ---------   -----
    1 year......  $ 75      $ 71      $ 74      $ 68      $ 69      $ 68      $ 68      $ 67      $ 71
    3 years.....   106        95       102        87        88        87        86        83        95
    5 years.....   141       121       134       107       109       109       106       101       122
    10 years....   279       240       266       212       215       214       209       198       241

   You would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

                            AIM                 AIM                 AIM        AIM       AIM
                  AIM      GLOBAL     AIM       HIGH      AIM   INTERMEDIATE  MONEY   MUNICIPAL    AIM
                BALANCED UTILITIES   GROWTH    YIELD     INCOME  GOVERNMENT  MARKET     BOND      VALUE
                  FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND      FUND
               --------- ---------   ------    -----     ------ ------------ ------   ---------   -----
    1 year......  $ 25      $ 21      $ 24      $ 18      $ 19      $ 18      $ 18      $ 17      $ 21
    3 years.....    76        65        72        57        58        57        56        53        65
    5 years.....   131       111       124        97        99        99        96        91       112
    10 years....   279       240       266       212       215       214       209       198       241

   You would pay the following expenses on a $1,000 investment in Class C shares of AIM MONEY MARKET FUND, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                     AIM
                                                                    MONEY
                                                                    MARKET
                                                                     FUND
                                                                     ----
                        1 year..................................     $ 10
                        3 years.................................       32
                        5 years.................................       55
                        10 years................................      122

   As a result of 12b-1 distribution plan payments, a long-term shareholder of the Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the 12b-1 distribution plan payments applicable to Class A shares and Class B shares of the Funds, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

   The above examples should not be considered to be representative of the Funds' actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, each Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The following per share data, ratios and supplemental data for the Class A shares of AIM BALANCED FUND (formerly, AIM Convertible Securities, Inc.), AIM GLOBAL UTILITIES FUND (formerly, AIM Utilities Fund), AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND (formerly, AIM Government Securities Fund), AIM MUNICIPAL BOND FUND and AIM VALUE FUND for (i) all periods presented for AIM BALANCED FUND and (ii) the year ended December 31, 1994 and the period ended December 31, 1993 for the Funds other than AIM BALANCED FUND have been audited by KPMG Peat Marwick LLP,independent auditors, whose reports thereon were unqualified. The per share data, ratios and supplemental data for the Class A shares of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND for each of the periods presented other than those described above have been derived from financial statements audited by Price Waterhouse LLP, independent accountants, whose reports thereon were also unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information. The investment advisor to the above-named Funds, other than AIM BALANCED FUND, changed on June 30, 1992.+

  (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      AIM BALANCED FUND -- CLASS A SHARES

                                                             SEPTEMBER 1,
                                               YEAR ENDED      1993 TO                       YEAR ENDED AUGUST 31,
                                              DECEMBER 31,   DECEMBER 31,    -----------------------------------------------------
                                                 1994            1993         1993       1992       1991        1990        1989
                                                -------         -------      -------    -------    -------    --------    --------
Net asset value, beginning of period..........  $ 16.10         $ 15.97      $ 12.77    $ 12.04    $  9.73    $  10.67    $   9.08
Income from investment operations:
 Net investment income........................     0.44            0.10         0.32       0.29       0.28        0.32        0.39
 Net gains or losses on securities (both
   realized and unrealized)...................    (1.31)           0.18         3.18       0.74       2.33       (0.91)       1.63
                                                -------         -------      -------    -------    -------    --------    --------
 Total from investment operations.............    (0.87)           0.28         3.50       1.03       2.61       (0.59)       2.02
                                                -------         -------      -------    -------    -------    --------    --------
Less distributions:
 Dividends from net investment income.........    (0.39)          (0.15)       (0.30)     (0.30)     (0.30)      (0.35)      (0.43)
 Distributions from net realized capital
   gains......................................    (0.22)             --           --         --         --          --          --
                                                -------         -------      -------    -------    -------    --------    --------
 Total distributions..........................    (0.61)          (0.15)       (0.30)     (0.30)     (0.30)      (0.35)      (0.43)
                                                -------         -------      -------    -------    -------    --------    --------
Net asset value, end of period................  $ 14.62         $ 16.10      $ 15.97    $ 12.77    $ 12.04    $   9.73    $  10.67
                                                =======         =======      =======    =======    =======    ========    ========
Total return(a)...............................    (5.44)%          1.76%       27.75%      8.66%     27.41%      (5.67)%     22.96%
                                                =======         =======      =======    =======    =======    ========    ========
Ratios/supplemental data:
 Net assets, end of period (000s omitted).....  $37,572         $23,520      $19,497    $11,796    $11,750    $ 10,965    $ 14,405
                                                =======         =======      =======    =======    =======    ========    ========
 Ratio of expenses to average net assets......     1.25%(b)(c)     2.17%(d)     2.07%      2.12%      2.39%       2.15%       1.94%
                                                =======         =======      =======    =======    =======    ========    ========
 Ratio of net investment income to average net
   assets.....................................     3.07%(b)(c)     1.81%(d)     2.23%      2.32%      2.74%       3.18%       3.99%
                                                =======         =======      =======    =======    =======    ========    ========
 Portfolio turnover rate......................       76%            233%         154%       166%       208%        307%        149%
                                                =======         =======      =======    =======    =======    ========    ========
Borrowings for the period:
 Amount of debt outstanding at end of period..       --              --           --         --         --          --    $260,000
 Average amount of debt outstanding during the
   period(e)..................................       --              --           --         --         --    $138,181    $ 83,195
 Average number of shares outstanding during
   the period (000s omitted)(e)...............    2,061           1,305        1,046        939      1,051       1,238       1,589
 Average amount of debt per share during the
   period.....................................       --              --           --         --         --    $  0.110    $  0.052

                                                    YEAR ENDED AUGUST 31,
                                                -----------------------------
                                                 1988       1987       1986
                                                -------    -------    -------
                                                <
Net asset value, beginning of period..........  $ 11.89    $ 12.89    $ 11.82
Income from investment operations:
 Net investment income........................     0.42       0.55       0.67
 Net gains or losses on securities (both
   realized and unrealized)...................    (2.65)      0.15       1.65
                                                -------    -------    -------
 Total from investment operations.............    (2.23)      0.70       2.32
                                                -------    -------    -------
Less distributions:
 Dividends from net investment income.........    (0.50)     (0.66)     (0.72)
 Distributions from net realized capital
   gains......................................    (0.08)     (1.04)     (0.53)
                                                -------    -------    -------
 Total distributions..........................    (0.58)     (1.70)     (1.25)
                                                -------    -------    -------
Net asset value, end of period................  $  9.08    $ 11.89    $ 12.89
                                                =======    =======    =======
Total return(a)...............................   (18.57)%     5.78%     20.33%
                                                =======    =======    =======
Ratios/supplemental data:
 Net assets, end of period (000s omitted).....  $16,789    $27,973    $20,376
                                                =======    =======    =======
 Ratio of expenses to average net assets......     2.31%      1.87%      1.50%
                                                =======    =======    =======
 Ratio of net investment income to average net
   assets.....................................     4.50%      4.54%      5.43%
                                                =======    =======    =======
 Portfolio turnover rate......................      118%       250%       192%
                                                =======    =======    =======
Borrowings for the period:
 Amount of debt outstanding at end of period..       --         --         --
 Average amount of debt outstanding during the
   period(e)..................................       --         --         --
 Average number of shares outstanding during
   the period (000s omitted)(e)...............    2,131      2,010      1,709
 Average amount of debt per share during the
   period.....................................       --         --         --

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.

(b) Ratios are based on average net assets of $31,893,214.

(c) After reduction of advisory fees. Ratios of expenses and net investment income to average net assets prior to reduction of advisory fees are 1.68% and 2.64%, respectively.

(d) Annualized.

(e) Averages computed on a daily basis.

                  AIM GLOBAL UTILITIES FUND -- CLASS A SHARES




                                                                                                                   JANUARY 18,
                                                               YEAR ENDED DECEMBER 31,                              1988* TO
                                     ------------------------------------------------------------------------     DECEMBER 31,
                                       1994          1993         1992        1991        1990         1989           1988
                                     --------      --------     --------     -------     -------      -------        -------
Net asset value, beginning of
  period..........................   $  14.09      $  13.31     $  13.75     $ 12.45     $ 13.73      $ 10.99        $ 10.00
Income from investment operations:
  Net investment income...........       0.59          0.60         0.67        0.70        0.66         0.77           0.82
  Net gains or losses on
    securities (both realized and
    unrealized)...................      (2.20)         1.02         0.36        2.12       (1.10)        3.06           0.83
                                     --------      --------     --------     -------     -------      -------        -------
  Total from investment
    operations....................      (1.61)         1.62         1.03        2.82       (0.44)        3.83           1.65
                                     --------      --------     --------     -------     -------      -------        -------
Less distributions:
  Dividends from net investment
    income........................      (0.60)        (0.61)       (0.68)      (0.66)      (0.70)       (0.69)         (0.66)
  Distributions from net realized
    capital gains.................         --         (0.23)       (0.79)      (0.86)      (0.14)       (0.40)            --
  Returns of capital..............      (0.03)           --           --          --          --           --             --
                                     --------      --------     --------     -------     -------      -------        -------
  Total distributions.............      (0.63)        (0.84)       (1.47)      (1.52)      (0.84)       (1.09)         (0.66)
                                     --------      --------     --------     -------     -------      -------        -------
Net asset value, end of period....   $  11.85      $  14.09     $  13.31     $ 13.75     $ 12.45      $ 13.73        $ 10.99
                                     ========      ========     ========     =======     =======      =======        =======
Total return(a)...................     (11.57)%       12.32%        7.92%      23.65%      (2.98)%      36.11%         17.03%
                                     ========      ========     ========     =======     =======      =======        =======
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)......................   $150,515      $200,016     $111,771     $91,939     $69,541      $58,307        $20,104
                                     ========      ========     ========     =======     =======      =======        =======
  Ratio of expenses to average net
    assets........................       1.18%(b)      1.16%        1.17%       1.23%       1.21%(c)     1.05%(c)       1.22%(c)(e)
                                     ========      ========     ========     =======     =======      =======        =======
  Ratio of net investment income
    to average net assets.........       4.67%(b)      4.21%        4.96%       5.36%       5.21%(d)     6.13%(d)       7.63%(d)(e)
                                     ========      ========     ========     ======      =======      =======        =======
  Portfolio turnover rate.........        101%           76%         148%        169%        123%         115%            87%
                                     ========      ========     ========     =======     =======      =======        =======

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average daily net assets of $169,146,295.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-1988, respectively.
(d) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-1988, respectively.
(e) Annualized.

                       AIM GROWTH FUND -- CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
                                            1994           1993        1992        1991        1990        1989        1988
                                          --------       --------    --------    --------    --------    --------    --------
Net asset value, beginning of period...   $  11.32       $  12.28    $  14.73    $  12.35    $  13.92    $  11.93    $  11.04
Income from investment operations:
 Net investment income.................         --             --        0.06        0.11        0.21        0.25        0.23
 Net gains or losses on securities
   (both realized and unrealized)......      (0.57)          0.41       (0.04)       4.33       (0.91)       3.16        0.89
                                          --------       --------    --------    --------    --------    --------    --------
 Total from investment operations......      (0.57)          0.41        0.02        4.44       (0.70)       3.41        1.12
                                          --------       --------    --------    --------    --------    --------    --------
Less distributions:
 Dividends from net investment
   income..............................         --             --       (0.06)      (0.13)      (0.20)      (0.27)      (0.23)
 Distributions from net realized
   capital gains.......................      (0.43)         (1.37)      (2.41)      (1.93)      (0.67)      (1.15)         --
                                          --------       --------    --------    --------    --------    --------    --------
 Total distributions...................      (0.43)         (1.37)      (2.47)      (2.06)      (0.87)      (1.42)      (0.23)
                                          --------       --------    --------    --------    --------    --------    --------
Net asset value, end of period.........   $  10.32       $  11.32    $  12.28    $  14.73    $  12.35    $  13.92    $  11.93
                                          ========       ========    ========    ========    ========    ========    ========
Total return(a)........................      (4.99)%         3.64%       0.19%      37.05%      (5.04)%     28.87%      10.13%
                                          ========       ========    ========    ========    ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................   $123,271       $146,723    $168,395    $185,461    $153,245    $187,805    $180,793
                                          ========       ========    ========    ========    ========    ========    ========
 Ratio of expenses to average net
   assets..............................       1.22%(b)       1.17%       1.17%       1.21%       1.16%       1.00%       0.98%
                                          ========       ========    ========    ========    ========    ========    ========
 Ratio of net investment income to
   average net assets..................       0.02%(b)       0.02%       0.42%       0.73%       1.41%       1.62%       1.73%
                                          ========       ========    ========    ========    ========    ========    ========
 Portfolio turnover rate...............        201%           192%        133%         73%         61%         53%         38%
                                          ========       ========    ========    ========    ========    ========    ========

                                             YEAR ENDED DECEMBER 31,
                                         --------------------------------
                                           1987        1986        1985
                                         --------    --------    --------
Net asset value, beginning of period...  $  12.91    $  14.95    $  12.82
Income from investment operations:
 Net investment income.................      0.24        0.26        0.39
 Net gains or losses on securities
   (both realized and unrealized)......      0.30        1.57        2.98
                                         --------    --------    --------
 Total from investment operations......      0.54        1.83        3.37
                                         --------    --------    --------
Less distributions:
 Dividends from net investment
   income..............................     (0.31)      (0.35)      (0.44)
 Distributions from net realized
   capital gains.......................     (2.10)      (3.52)      (0.80)
                                         --------    --------    --------
 Total distributions...................     (2.41)      (3.87)      (1.24)
                                         --------    --------    --------
Net asset value, end of period.........  $  11.04    $  12.91    $  14.95
                                         ========    ========    ========
Total return(a)........................      3.62%      12.85%      27.65%
                                         ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)............................  $203,329    $213,346    $202,425
                                         ========    ========    ========
 Ratio of expenses to average net
   assets..............................      0.84%       0.85%       0.79%
                                         ========    ========    ========
 Ratio of net investment income to
   average net assets..................      1.51%       1.82%       2.80%
                                         ========    ========    ========
 Portfolio turnover rate...............        78%         66%         39%
                                         ========    ========    ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $130,884,825.

                     AIM HIGH YIELD FUND -- CLASS A SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------------
                                         1994          1993        1992        1991        1990          1989        1988
                                       --------      --------    --------    --------    --------      --------    --------
Net asset value, beginning of
 period............................    $  10.05      $   9.40    $   8.86    $   7.07    $   8.94      $  10.01    $   9.67
Income from investment operations:
 Net investment income.............        0.96          0.97        1.04        1.02        1.09          1.21        1.18
 Net gains or losses on securities
   (both realized and
   unrealized).....................       (1.12)         0.69        0.55        1.81       (1.84)        (1.07)       0.34
                                       --------      --------    --------    --------    --------      --------    --------
 Total from investment
   operations......................       (0.16)         1.66        1.59        2.83       (0.75)         0.14        1.52
                                       --------      --------    --------    --------    --------      --------    --------
Less distributions:
 Dividends from net investment
   income..........................       (0.96)        (1.01)      (1.05)      (1.04)      (1.12)        (1.21)      (1.18)
                                       --------      --------    --------    --------    --------      --------    --------
Net asset value, end of period.....    $   8.93      $  10.05    $   9.40    $   8.86    $   7.07      $   8.94    $  10.01
                                       ========      ========    ========    ========    ========      ========    ========
Total return(a)....................       (1.67)%       18.40%      18.60%      42.18%      (9.03)%        1.18%      16.41%
                                       ========      ========    ========    ========    ========      ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..................    $578,959      $550,760    $324,518    $259,677    $204,932      $261,920    $274,631
                                       ========      ========    ========    ========    ========      ========    ========
 Ratio of expenses to average net
   assets..........................        1.00%(b)      1.12%       1.15%       1.22%       1.21%(c)      0.99%       0.96%(c)
                                       ========      ========    ========    ========    ========      ========    ========
 Ratio of net investment income to
   average net assets..............       10.07%(b)      9.82%      11.00%      12.67%      13.59%(d)     12.40%      11.84%(d)
                                       ========      ========    ========    ========    ========      ========    ========
 Portfolio turnover rate...........          53%           53%         56%         61%         27%           36%         76%
                                       ========      ========    ========    ========    ========      ========    ========

                                          YEAR ENDED DECEMBER 31,
                                     --------------------------------
                                       1987        1986        1985
                                     --------    --------    --------
Net asset value, beginning of
 period............................  $  10.54    $  10.21    $   9.43
Income from investment operations:
 Net investment income.............      1.16        1.26        1.26
 Net gains or losses on securities
   (both realized and
   unrealized).....................     (0.83)       0.31        0.80
                                     --------    --------    --------
 Total from investment
   operations......................      0.33        1.57        2.06
                                     --------    --------    --------
Less distributions:
 Dividends from net investment
   income..........................     (1.20)      (1.24)      (1.28)
                                     --------    --------    --------
Net asset value, end of period.....  $   9.67    $  10.54    $  10.21
                                     ========    ========    ========
Total return(a)....................      3.07%      15.97%      23.49%
                                     ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..................  $242,858    $246,865    $147,123
                                     ========    ========    ========
 Ratio of expenses to average net
   assets..........................      0.92%       0.92%       0.94%(c)
                                     ========    ========    ========
 Ratio of net investment income to
   average net assets..............     11.21%      11.84%      12.91%(d)
                                     ========    ========    ========
 Portfolio turnover rate...........        81%         86%         79%
                                     ========    ========    ========

---------------

(a)  Total returns do not deduct sales charges.
(b)  Ratios are based on average net assets of $578,623,456.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.00% and 0.98% for 1990, 1988 and 1985, respectively.
(d) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58%, 11.80% and 12.87% for 1990, 1988 and 1985, respectively.


                       AIM INCOME FUND -- CLASS A SHARES

                                                                         YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------------
                                          1994           1993        1992           1991           1990        1989        1988
                                        --------       --------    --------       --------       --------    --------    --------
Net asset value, beginning of
 period.............................    $   8.45       $   8.03    $   8.07       $   7.41       $   7.80    $   7.53    $   7.55
Income from investment operations:
 Net investment income..............        0.58           0.60        0.60           0.61           0.65        0.66        0.68
 Net gains or losses on securities
   (both realized and unrealized)...       (1.22)          0.61       (0.03)          0.66          (0.39)       0.32       (0.02)
                                        --------       --------    --------       --------       --------    --------    --------
 Total from investment operations...       (0.64)          1.21        0.57           1.27           0.26        0.98        0.66
                                        --------       --------    --------       --------       --------    --------    --------
Less distributions:
 Dividends from net investment
   income...........................       (0.49)         (0.60)      (0.61)         (0.61)         (0.65)      (0.71)      (0.68)
 Distributions from net realized
   capital gains....................       (0.01)         (0.19)         --             --             --          --          --
 Distributions from capital.........       (0.11)            --          --             --             --          --          --
                                        --------       --------    --------       --------       --------    --------    --------
 Total distributions................       (0.61)         (0.79)      (0.61)         (0.61)         (0.65)      (0.71)      (0.68)
                                        --------       --------    --------       --------       --------    --------    --------
Net asset value, end of period......    $   7.20       $   8.45    $   8.03       $   8.07       $   7.41    $   7.80    $   7.53
                                        ========       ========    ========       ========       ========    ========    ========
Total return(a).....................       (7.65)%        15.38%       7.42%         18.00%          3.65%      13.56%       9.01%
                                        ========       ========    ========       ========       ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)...................    $201,677       $244,168    $218,848       $231,798       $215,987    $229,222    $218,946
                                        ========       ========    ========       ========       ========    ========    ========
 Ratio of expenses to average net
   assets...........................        0.98%(b)       0.98%       0.99%(c)       1.00%(c)       1.00%       0.96%       0.95%
                                        ========       ========    ========       ========       ========    ========    ========
 Ratio of net investment income to
   average net assets...............        7.53%(b)       7.01%       7.54%(c)       7.97%(c)       8.73%       8.56%       8.81%
                                        ========       ========    ========       ========       ========    ========    ========
 Portfolio turnover rate............         185%            99%         82%            67%           106%        222%        361%
                                        ========       ========    ========       ========       ========    ========    ========

                                          YEAR ENDED DECEMBER 31,
                                     --------------------------------
                                        1987        1986        1985
                                      --------    --------    --------
Net asset value, beginning of
 period.............................  $   8.20    $   7.53    $   6.74
Income from investment operations:
 Net investment income..............      0.67        0.71        0.74
 Net gains or losses on securities
   (both realized and unrealized)...     (0.63)       0.60        0.80
                                      --------    --------    --------
 Total from investment operations...      0.04        1.31        1.54
                                      --------    --------    --------
Less distributions:
 Dividends from net investment
   income...........................     (0.69)      (0.64)      (0.75)
 Distributions from net realized
   capital gains....................        --          --          --
 Distributions from capital.........        --          --          --
                                      --------    --------    --------
 Total distributions................     (0.69)      (0.64)      (0.75)
                                      --------    --------    --------
Net asset value, end of period......  $   7.55    $   8.20    $   7.53
                                      ========    ========    ========
Total return(a).....................      0.56%      18.04%      24.33%
                                      =========   ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)...................  $237,466    $273,121    $216,725
                                      =========   ========    ========
 Ratio of expenses to average net
   assets...........................      0.84%       0.82%       0.79%
                                      =========   ========    ========
 Ratio of net investment income to
   average net assets...............      8.64%       8.93%      10.50%
                                      =========   ========    ========
 Portfolio turnover rate............       195%         85%         38%
                                      =========   ========    ========











---------------

(a)  Total returns do not deduct sales charges.
(b)  Ratios are based on average net assets of $219,115,024.
(c) After reduction of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to reduction of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992 and 1991, respectively. Ratios of net investment income to average net assets prior to reduction of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992 and 1991, respectively.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS A SHARES

                                                                                                                   APRIL 28,
                                                            YEAR ENDED DECEMBER 31,                                1987* TO
                               -------------------------------------------------------------------------------   DECEMBER 31,
                                 1994          1993        1992        1991       1990       1989       1988        1987
                               --------      --------    --------    --------    -------    -------    -------     -------
Net asset value, beginning of
  period.....................  $  10.05      $  10.19    $  10.34    $   9.95    $  9.91    $  9.70    $  9.92     $ 10.00
Income from investment
  operations:
  Net investment income......      0.68          0.74        0.77        0.82       0.87       0.90       0.89        0.55
  Net gains or losses on
    securities (both realized
    and unrealized)..........     (1.02)        (0.04)      (0.15)       0.41       0.01       0.15      (0.27)      (0.14)
                               --------      --------    --------    --------    -------    -------    -------     -------
  Total from investment
    operations...............     (0.34)         0.70        0.62        1.23       0.88       1.05       0.62        0.41
                               --------      --------    --------    --------    -------    -------    -------     -------
Less distributions:
  Dividends from net
    investment income........     (0.58)        (0.70)      (0.74)      (0.84)     (0.84)     (0.84)     (0.84)      (0.49)
  Distributions from net
    realized capital gains...     (0.04)        (0.14)      (0.03)         --         --         --         --          --
  Distributions from
    capital..................     (0.10)           --          --          --         --         --         --          --
                               --------      --------    --------    --------    -------    -------    -------     -------
  Total distributions........     (0.72)        (0.84)      (0.77)      (0.84)     (0.84)     (0.84)     (0.84)      (0.49)
                               --------      --------    --------    --------    -------    -------    -------     -------
Net asset value, end of
  period.....................  $   8.99      $  10.05    $  10.19    $  10.34    $  9.95    $  9.91    $  9.70     $  9.92
                               ========      ========    ========    ========    =======    =======    =======     =======
Total return(a)..............     (3.44)%        7.07%       6.26%      12.98%      9.39%     11.28%      6.43%       4.18%
                               ========      ========    ========    ========    =======    =======    =======     =======
Ratios/supplemental data:
  Net assets, end of period
    (000s omitted)...........  $158,341      $139,586    $123,484    $101,409    $61,463    $57,077    $48,372     $28,052
                               ========      ========    ========    ========    =======    =======    =======     =======
  Ratio of expenses to
    average net assets(c)....      1.04%(b)      1.00%       0.98%       1.00%      1.00%      1.00%      1.00%       1.20%(e)
                               ========      ========    ========    ========    =======    =======    =======     =======
  Ratio of net investment
    income to average net
    assets(d)................      7.34%(b)      7.08%       7.53%       8.15%      8.85%      9.10%      9.11%       8.64%(e)
                               ========      ========    ========    ========    =======    =======    =======     =======
  Portfolio turnover rate....       109%          110%         42%         26%        16%        15%        15%         35%
                               ========      ========    ========    ========    =======    =======    =======     =======

---------------

(a) Total returns do not deduct sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $130,824,143.
(c) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and
    1.08% for 1994-1988, respectively.
(d) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-1988, respectively.
(e) Annualized.

                     AIM MUNICIPAL BOND FUND -- CLASS A SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------------------------------------
                                                1994           1993        1992        1991        1990        1989        1988
                                              --------       --------    --------    --------    --------    --------    --------
Net asset value, beginning of period......    $   8.61       $   8.27    $   8.13    $   7.66    $   7.81    $   7.64    $   7.32
Income from investment operations:
 Net investment income....................        0.46           0.48        0.51        0.52        0.53        0.54        0.53
 Net gains or losses on securities (both
   realized and unrealized)...............       (0.78)          0.46        0.21        0.46       (0.14)       0.18        0.34
                                              --------       --------    --------    --------    --------    --------    --------
 Total from investment operations.........       (0.32)          0.94        0.72        0.98        0.39        0.72        0.87
                                              --------       --------    --------    --------    --------    --------    --------
Less distributions:
 Dividends from net investment income.....       (0.45)         (0.48)      (0.51)      (0.51)      (0.53)      (0.55)      (0.55)
 Distributions from net realized capital
   gains..................................       (0.03)         (0.11)      (0.07)         --          --          --          --
 Returns of capital.......................       (0.03)         (0.01)         --          --       (0.01)         --          --
                                              --------       --------    --------    --------    --------    --------    --------
 Total distributions......................       (0.51)         (0.60)      (0.58)      (0.51)      (0.54)      (0.55)      (0.55)
                                              --------       --------    --------    --------    --------    --------    --------
Net asset value, end of period............    $   7.78       $   8.61    $   8.27    $   8.13    $   7.66    $   7.81    $   7.64
                                              ========       ========    ========    ========    ========    ========    ========

Total return(a)...........................       (3.79)%        11.66%       9.10%      13.30%       5.27%       9.70%      12.33%
                                              ========       ========    ========    ========    ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).........................    $257,456       $294,209    $271,205    $273,037    $258,194    $262,997    $243,480
                                              ========       ========    ========    ========    ========    ========    ========
 Ratio of expenses to average net
   assets.................................        0.89%(b)       0.91%       0.90%       0.94%       0.91%       0.89%       0.87%
                                              ========       ========    ========    ========    ========    ========    ========
 Ratio of net investment income to average
   net assets.............................        5.61%(b)       5.65%       6.15%       6.58%       6.91%       6.97%       7.11%
                                              ========       ========    ========    ========    ========    ========    ========
 Portfolio turnover rate..................          43%            24%        160%        289%        230%        305%        381%
                                              ========       ========    ========    ========    ========    ========    ========

                                              1987        1986        1985
                                            --------    --------    --------
Net asset value, beginning of period......  $   8.41        7.69    $   6.89
Income from investment operations:
 Net investment income....................      0.51        0.58        0.63
 Net gains or losses on securities (both
   realized and unrealized)...............     (0.65)       1.00        0.83
                                            --------    --------    --------
 Total from investment operations.........     (0.14)       1.58        1.46
                                            --------    --------    --------
Less distributions:
 Dividends from net investment income.....     (0.49)      (0.60)      (0.66)
 Distributions from net realized capital
   gains..................................     (0.46)      (0.26)         --
 Returns of capital.......................        --          --          --
                                            --------    --------    --------
 Total distributions......................     (0.95)      (0.86)      (0.66)
                                            --------    --------    --------
Net asset value, end of period............  $   7.32    $   8.41    $   7.69
                                            ========    ========    ========
Total return(a)...........................     (1.88)%     21.19%      22.29%
                                            ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).........................  $237,225    $281,575    $198,892
                                            ========    ========    ========
 Ratio of expenses to average net
   assets.................................      0.80%       0.78%       0.75%
                                            ========    ========    ========
 Ratio of net investment income to average
   net assets.............................      6.71%       6.99%       8.75%
                                            ========    ========    ========
 Portfolio turnover rate..................       392%        249%        190%
                                            ========    ========    ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $276,209,259.

                        AIM VALUE FUND -- CLASS A SHARES

                                                                YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------------------------------------
                              1994           1993       1992       1991         1990          1989          1988          1987
                            ---------      --------   --------   --------     --------      --------      --------      --------
Net asset value,
 beginning of period....    $   20.82      $  18.24   $  17.55   $  13.75     $  14.53      $  12.79      $  11.47      $  12.26
Income from investment
 operations:
 Net investment
   income...............         0.16          0.04       0.12       0.13         0.26          0.40          0.26          0.25
 Net gains on securities
   (both realized and
   unrealized)..........         0.52          3.34       2.68       5.73         0.01          3.58          2.07          0.53
                            ---------      --------   --------   --------     --------      --------      --------      --------
 Total from investment
   operations...........         0.68          3.38       2.80       5.86         0.27          3.98          2.33          0.78
                            ---------      --------   --------   --------     --------      --------      --------      --------
Less distributions:
 Dividends from net
   investment income....        (0.16)        (0.03)     (0.12)     (0.14)       (0.26)        (0.43)        (0.26)        (0.39)
 Distributions from net
   realized capital
   gains................        (0.20)        (0.77)     (1.99)     (1.92)       (0.79)        (1.81)        (0.75)        (1.18)
                            ---------      --------   --------   --------     --------      --------      --------      --------
 Total distributions....        (0.36)        (0.80)     (2.11)     (2.06)       (1.05)        (2.24)        (1.01)        (1.57)
                            ---------      --------   --------   --------     --------      --------      --------      --------
Net asset value, end
 of period..............    $   21.14      $  20.82   $  18.24   $  17.55     $  13.75      $  14.53      $  12.79      $  11.47
                            =========      ========   ========   ========     ========      ========      ========      ========
Total return(a).........         3.28%        18.71%     16.39%     43.45%        1.88%        31.54%        20.61%         5.96%
                            =========      ========   ========   ========     ========      ========      ========      ========
Ratios/supplemental
 data:
 Net assets, end of
   period
   (000s omitted).......    $1,358,725     $765,305   $239,663   $152,149     $ 86,565      $ 76,444      $ 60,076      $ 55,527
                            ==========     ========   ========   ========     ========      ========      ========      ========
 Ratio of expenses to
   average net assets...         0.98%(b)      1.09%      1.16%      1.22%        1.21%(c)      1.00%(c)      1.00%(c)      1.00%
                            =========      ========   ========   ========     ========      ========      ========      ========
 Ratio of net investment
   income to average net
   assets...............         0.92%(b)      0.30%      0.75%      0.89%        1.87%(d)      2.65%(d)      1.98%(d)      1.91%
                            =========      ========   ========   ========     ========      ========      ========      ========
 Portfolio turnover
   rate.................          127%          177%       170%       135%         131%          152%          124%          219%
                            =========      ========   ========   ========     ========      ========      ========      ========

                                YEAR ENDED
                               DECEMBER 31,
                          ----------------------
                            1986          1985
                          --------      --------
Net asset value,
 beginning of period....  $  12.90      $  10.88
Income from investment
 operations:
 Net investment
   income...............      0.36          0.39
 Net gains on securities
   (both realized and
   unrealized)..........      0.75          2.04
                          --------      --------
 Total from investment
   operations...........      1.11          2.43
                          --------      --------
Less distributions:
 Dividends from net
   investment income....     (0.43)        (0.34)
 Distributions from net
   realized capital
   gains................     (1.32)        (0.07)
                          --------      --------
 Total distributions....     (1.75)        (0.41)
                          --------      --------
Net asset value, end
 of period..............  $  12.26      $  12.90
                          ========      ========
Total return(a).........      8.80%        22.71%
                          ========      ========
Ratios/supplemental
 data:
 Net assets, end of
   period
   (000s omitted).......  $ 46,642      $ 30,684
                          ========      ========
 Ratio of expenses to
   average net assets...      1.00%(c)      1.00%(c)
                          ========      ========
 Ratio of net investment
   income to average net
   assets...............      3.15%(d)      4.67%(d)
                          ========      ========
 Portfolio turnover
   rate.................       134%           46%
                          ========      ========

---------------

(a) Total returns do not deduct sales charges.
(b) Ratios are based on average net assets of $1,084,846,358.
(c) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.23%, 1.09%, 1.08%, 1.05% and 1.25% for 1990-1988 and 1986-1985,
    respectively.
(d) Ratios of net investment income to average net assets prior to reduction of advisory fees were 1.85%, 2.56%, 1.90%, 3.14% and 4.47% for 1990-1988 and
    1986-1985, respectively.

 + Each of the Funds is a separate series of shares of AIM Funds Group, a Delaware business trust established May 5, 1993 (the "Trust"). The shareholders of the applicable Funds separately approved a plan of reorganization pursuant to which, effective October 15, 1993, each of the predecessor funds to AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND, organized as separate series portfolios of AIM Funds Group, a Massachusetts business trust ("AFG(MA)"), and to AIM BALANCED FUND, organized as AIM Convertible Securities, Inc., a Maryland corporation, was reorganized as a separate series portfolio of the Trust. AIM Convertible Securities, Inc. had investment objectives and policies that differed from those of AIM BALANCED FUND. Certain information reported in these statements pertains to such Funds as separate series portfolios of AFG(MA) and as a corporation, as applicable, rather than separate series of the Trust.

    In addition, on April 30, 1985 (April 24, 1987 for AIM HIGH YIELD FUND), the shareholders of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND approved a plan of reorganization pursuant to which each Fund, organized as a separate Maryland corporation, was reorganized as a separate series portfolio of AFG(MA). The information reported in these statements prior to 1987 for AIM HIGH YIELD FUND pertains to that Fund as a corporation rather than as a series of the Trust.

 *  Commencement of operations.

  The following per share data, ratios and supplemental data for the Class B shares of AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND (formerly, AIM Utilities
Fund), AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND (formerly, AIM Government Securities Fund), AIM MUNICIPAL BOND FUND and AIM VALUE FUND for the periods indicated have been audited by KPMG Peat Marwick LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the Funds' financial statements included in the Statement of Additional Information.

                      AIM BALANCED FUND -- CLASS B SHARES

                                                                    YEAR ENDED          OCTOBER 18, 1993*
                                                                   DECEMBER 31,                TO
                                                                       1994             DECEMBER 31, 1993
                                                                   ------------         -----------------
Net asset value, beginning of period.............................    $  16.11                $ 16.69
Income from investment operations:
  Net investment income..........................................        0.31                   0.04
  Net gains (losses) on securities (both realized and
     unrealized).................................................       (1.31)                 (0.58)
                                                                     --------                -------
  Total from investment operations...............................       (1.00)                  (0.54)
                                                                     --------                -------
Less distributions:
  Dividends from net investment income...........................       (0.27)                  (0.04)
  Distributions from net realized capital gains..................       (0.22)                     --
                                                                     --------                -------
  Total distributions............................................       (0.49)                  (0.04)
                                                                     --------                -------
Net asset value, end of period...................................    $  14.62                $ 16.11
                                                                     ========                =======
Total return(a)..................................................       (6.23)%                (3.23)%
                                                                     ========                =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted).......................    $ 20,245                $ 2,754
                                                                     ========                =======
  Ratio of expenses to average net assets........................        1.98%(b)(c)            2.83%(d)
                                                                     ========                =======
  Ratio of net investment income to average net assets...........        2.34%(b)(c)            1.15%(d)
                                                                     ========                =======
  Portfolio turnover rate........................................          76%                   233%
                                                                     ========                =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $13,282,960.
(c) After waiver of advisory fees. Ratios of expenses and net investment income prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(d) Annualized.

                  AIM GLOBAL UTILITIES FUND -- CLASS B SHARES

                                                                    YEAR ENDED          SEPTEMBER 1, 1993*
                                                                   DECEMBER 31,                TO
                                                                       1994             DECEMBER 31, 1993
                                                                   ------------         -----------------
Net asset value, beginning of period.............................     $ 14.08                $ 15.30
Income from investment operations:
  Net investment income..........................................        0.47                   0.17
  Net gains (losses) on securities (both realized and
     unrealized).................................................       (2.19)                 (0.98)
                                                                      -------                -------
  Total from investment operations...............................       (1.72)                 (0.81)
                                                                      -------                -------
Less distributions:
  Dividends from net investment income...........................       (0.49)                 (0.17)
  Distributions from net realized capital gains..................          --                  (0.24)
  Returns of capital.............................................       (0.03)                    --
                                                                      -------                -------
  Total distributions............................................       (0.52)                 (0.41)
                                                                      -------                -------
Net asset value, end of period...................................     $ 11.84                $ 14.08
                                                                      =======                =======
Total return(a)..................................................      (12.35)%                (5.32)%
                                                                      =======                =======
Ratios/supplemental data:
  Net assets, end of period (000s omitted).......................     $42,568                $23,892
                                                                      =======                =======
  Ratio of expenses to average net assets........................        2.07%(b)               1.99%(c)
                                                                      =======                =======
  Ratio of net investment income to average net assets...........        3.78%(b)               3.38%(c)
                                                                      =======                =======
  Portfolio turnover rate........................................         101%                    76%
                                                                      =======                =======

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $36,139,508.
(c) Annualized.

                        AIM GROWTH FUND -- CLASS B SHARES

                                                                       YEAR ENDED      SEPTEMBER 1, 1993*
                                                                      DECEMBER 31,             TO
                                                                          1994         DECEMBER 31, 1993
                                                                      ------------     ------------------
Net asset value, beginning of period..............................      $  11.31            $  12.83
Income from investment operations:
  Net investment income (loss)....................................         (0.06)              (0.01)
  Net gains (losses) on securities (both realized and
     unrealized)..................................................         (0.61)              (0.14)
                                                                        --------            --------
  Total from investment operations................................         (0.67)              (0.15)
                                                                        --------            --------
Less distributions:
  Distributions from net realized capital gains...................         (0.43)              (1.37)
                                                                        --------            --------
  Total distributions.............................................         (0.43)              (1.37)
                                                                        --------            --------
Net asset value, end of period....................................      $  10.21            $  11.31
                                                                        ========            ========
Total return(a)...................................................         (5.88)%             (0.92)%
                                                                        ========            ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)........................      $ 38,448            $ 11,053
                                                                        ========            ========
  Ratio of expenses to average net assets.........................          2.18%(b)            1.91%(c)
                                                                        ========            ========
  Ratio of net investment income (loss) to average net assets.....         (0.94)%(b)          (0.72)%(c)
                                                                        ========            ========
  Portfolio turnover rate.........................................           201%                192%
                                                                        ========            ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $24,770,061.
(c) Annualized.

                     AIM HIGH YIELD FUND -- CLASS B SHARES

                                                                       YEAR ENDED      SEPTEMBER 1, 1993*
                                                                      DECEMBER 31,             TO
                                                                          1994         DECEMBER 31, 1993
                                                                      ------------     ------------------
Net asset value, beginning of period..............................      $  10.04            $   9.96
Income from investment operations:
  Net investment income...........................................          0.87                0.32
  Net gains (losses) on securities (both realized and
     unrealized)..................................................         (1.10)               0.07
                                                                        --------            --------
  Total from investment operations................................         (0.23)               0.39
                                                                        --------            --------
Less distributions:
  Dividends from net investment income............................         (0.89)              (0.31)
                                                                        --------            --------
Net asset value, end of period....................................      $   8.92            $  10.04
                                                                        ========            ========
Total return(a)...................................................         (2.48)%              4.00%
                                                                        ========            ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)........................      $191,338            $ 31,264
                                                                        ========            ========
  Ratio of expenses to average net assets.........................          1.80%(b)            1.93%(c)
                                                                        ========            ========
  Ratio of net investment income to average net assets............          9.27%(b)            8.99%(c)
                                                                        ========            ========
  Portfolio turnover rate.........................................            53%                 53%
                                                                        ========            ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $117,681,823.
(c) Annualized.

                       AIM INCOME FUND -- CLASS B SHARES

                                                                      YEAR ENDED       SEPTEMBER 1, 1993*
                                                                     DECEMBER 31,              TO
                                                                         1994          DECEMBER 31, 1993
                                                                     ------------      ------------------
Net asset value, beginning of period.............................      $   8.43             $   8.95
Income from investment operations:
  Net investment income..........................................          0.52                 0.19
  Net gains (losses) on securities (both realized and
     unrealized).................................................         (1.23)               (0.34)
                                                                       --------             --------
  Total from investment operations...............................         (0.71)               (0.15)
                                                                       --------             --------
Less distributions:
  Dividends from net investment income...........................         (0.42)               (0.18)
  Distributions from net realized capital gains..................         (0.01)               (0.19)
  Distributions from capital.....................................         (0.11)                  --
                                                                       --------             --------
  Total distributions............................................         (0.54)               (0.37)
                                                                       --------             --------
Net asset value, end of period...................................      $   7.18             $   8.43
                                                                       ========             ========
Total return(a)..................................................         (8.46)%              (0.75)%
                                                                       ========             ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted).......................      $ 12,321             $  3,602
                                                                       ========             ========
  Ratio of expenses to average net assets(c).....................          1.83%(b)             1.75%(d)
                                                                       ========             ========
  Ratio of net investment income to average net assets(c)........          6.69%(b)             6.24%(d)
                                                                       ========             ========
  Portfolio turnover rate........................................           185%                  99%
                                                                       ========             ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $8,598,712.
(c) After expense reimbursements. Ratios of expenses and net investment income to average net assets prior to expense reimbursements were 2.04% and 2.50% and 6.48% and 5.49% for 1994-1993, respectively.
(d) Annualized.

               AIM INTERMEDIATE GOVERNMENT FUND -- CLASS B SHARES

                                                                       YEAR ENDED      SEPTEMBER 7, 1993*
                                                                      DECEMBER 31,             TO
                                                                          1994         DECEMBER 31, 1993
                                                                      ------------     ------------------
Net asset value, beginning of period..............................     $  10.04            $  10.44
Income from investment operations:
  Net investment income...........................................         0.61                0.21
  Net gains (losses) on securities (both realized and
     unrealized)..................................................        (1.02)              (0.27)
                                                                       --------            --------
  Total from investment operations................................        (0.41)              (0.06)
                                                                       --------            --------
Less distributions:
  Dividends from net investment income............................        (0.50)              (0.20)
  Distributions from net realized capital gains...................        (0.04)              (0.14)
  Distributions from capital......................................        (0.10)                 --
                                                                       --------            --------
  Total distributions.............................................        (0.64)              (0.34)
                                                                       --------            --------
Net asset value, end of period....................................     $   8.99            $  10.04
                                                                       ========            ========
Total return(a)...................................................        (4.13)%             (0.52)%
                                                                        =======            ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)........................     $ 23,415            $  6,160
                                                                       ========            ========
  Ratio of expenses to average net assets(c)......................         1.82%(b)            1.71%(e)
                                                                       ========            ========
  Ratio of net investment income to average net assets(d).........         6.56%(b)            6.37%(e)
                                                                       ========            ========
  Portfolio turnover rate.........................................          109%                110%
                                                                       ========            ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $15,993,012.
(c) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 1.87% and 2.18% (annualized), respectively.
(d) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 6.50% and 5.90% (annualized), respectively.
(e) Annualized.

                   AIM MUNICIPAL BOND FUND -- CLASS B SHARES

                                                                      YEAR ENDED       SEPTEMBER 1, 1993*
                                                                     DECEMBER 31,              TO
                                                                         1994          DECEMBER 31, 1993
                                                                     ------------      ------------------
Net asset value, beginning of period.............................      $   8.61             $   8.71
Income from investment operations:
  Net investment income..........................................          0.39                 0.14
  Net gains (losses) on securities (both realized and
     unrealized).................................................         (0.78)                0.01
                                                                       --------             --------
  Total from investment operations...............................         (0.39)                0.15
                                                                       --------             --------
Less distributions:
  Dividends from net investment income...........................         (0.38)               (0.13)
  Distributions from net realized capital gains..................         (0.03)               (0.11)
  Returns of capital.............................................         (0.03)               (0.01)
                                                                       --------             --------
  Total distributions............................................         (0.44)               (0.25)
                                                                       --------             --------
Net asset value, end of period...................................      $   7.78             $   8.61
                                                                       ========             ========
Total return(a)..................................................         (4.57)%               1.95%
                                                                       ========             ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted).......................      $  9,175             $  2,319
                                                                       ========             ========
  Ratio of expenses to average net assets........................          1.67%(b)             1.65%(c)
                                                                       ========             ========
  Ratio of net investment income to average net assets...........          4.83%(b)             4.91%(c)
                                                                       ========             ========
  Portfolio turnover rate........................................            43%                  24%
                                                                       ========             ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $5,693,594. Ratios of expenses and net investment income to average net assets prior to expense reimbursements are 1.84% and 4.66%, respectively.
(c) Annualized.

                        AIM VALUE FUND -- CLASS B SHARES

                                                                       YEAR ENDED      OCTOBER 18, 1993*
                                                                      DECEMBER 31,             TO
                                                                          1994         DECEMBER 31, 1993
                                                                      ------------     ------------------
Net asset value, beginning of period..............................      $  20.82            $  21.80
Income from investment operations:
  Net investment income...........................................            --                0.02
  Net gains (losses) on securities (both realized and
     unrealized)..................................................          0.51               (0.21)
                                                                        --------            --------
  Total from investment operations................................          0.51               (0.19)
                                                                        --------            --------
Less distributions:
  Dividends from net investment income............................            --               (0.02)
  Distributions from net realized capital gains...................         (0.20)              (0.77)
                                                                        --------            --------
  Total distributions.............................................         (0.20)              (0.79)
                                                                        --------            --------
Net asset value, end of period....................................      $  21.13            $  20.82
                                                                        ========            ========
Total return(a)...................................................          2.46%              (0.74)%
                                                                        ========            ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)........................     $ 680,119            $ 63,215
                                                                       =========            ========
  Ratio of expenses to average net assets.........................          1.90%(b)            1.85%(c)
                                                                       =========            ========
  Ratio of net investment income (loss) to average net assets.....          0.00%(b)           (0.46)%(c)
                                                                       =========            ========
  Portfolio turnover rate.........................................           127%                177%
                                                                       =========            ========

---------------
(a) Total returns do not deduct contingent deferred sales charges and are not annualized for periods of less than one year.
(b) Ratios are based on average net assets of $359,607,861.
(c) Annualized.

 *  Date sales commenced.

   The following per share data, ratios and supplemental data for the Class A, Class B and Class C shares of AIM MONEY MARKET FUND for the year ended December 31, 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements of AIM MONEY MARKET FUND included in the Statement of Additional Information.

          AIM MONEY MARKET FUND -- CLASS A, CLASS B AND CLASS C SHARES

                                 CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                           ----------------------------    ---------------------------     ----------------------------
                                           OCTOBER 16,                    OCTOBER 16,                      OCTOBER 16,
                              YEAR            1993            YEAR            1993            YEAR            1993
                             ENDED             TO            ENDED             TO            ENDED             TO
                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                              1994            1993            1994            1993            1994            1993
                           ------------    ------------    ------------   ------------     ------------    ------------
Net asset value,
  beginning of period....   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
Income from investment
  operations:
  Net investment
    income...............     0.0337          0.0048          0.0259          0.0032          0.0337          0.0048
                            --------        --------        --------        --------        --------        --------
Less distributions:
  Dividends from net
    investment income....    (0.0337)        (0.0048)        (0.0259)        (0.0032)        (0.0337)        (0.0048)
                            --------        --------        --------        --------        --------        --------
Net asset value, end of
  period.................   $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                            ========        ========        ========        ========        ========        ========
Total return(b)..........       3.43%           2.27%(a)        2.62%           1.51%(a)        3.42%           2.27%(a)
                            ========        ========        ========        ========        ========        ========
Ratios/supplemental data:
  Net assets, end of
    period (000s
    omitted).............   $148,886        $ 81,460        $ 33,999        $  1,289        $359,952        $241,778
                            ========        ========        ========        ========        ========        ========
  Ratio of expenses to
    average net
    assets(c)............       0.97%(d)        1.00%(a)        1.78%(e)        1.75%(a)        0.99%(f)        1.00%(a)
                            ========        ========        ========        ========        ========        ========
  Ratio of net investment
    income to average net
    assets(c)............       3.53%(d)        2.27%(a)        3.14%(e)        1.54%(a)        3.49%(f)        2.27%(a)
                            ========        ========        ========        ========        ========        ========

---------------

(a) Annualized.
(b) Total returns do not deduct sales charges or contingent deferred sales charges, where applicable.
(c) After waiver of advisory fees.
(d) Ratios are based on average net assets of $111,042,610. Ratios of expenses and net investment income to average net assets prior to reduction of advisory fees are 1.06% and 3.44%, respectively.
(e) Ratios are based on average net assets of $19,121,318. Ratios of expenses and net investment income to average net assets prior to reduction of advisory fees are 1.87% and 3.05%, respectively.
(f) Ratios are based on average net assets of $314,362,619. Ratios of expenses and net investment income to average net assets prior to reduction of advisory fees are 1.08% and 3.40%, respectively.

--------------------------------------------------------------------------------

PERFORMANCE

   All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) to which investments in a Fund's shares may be subject. Each Fund will also include performance data on Class A and Class B shares, and, as applicable, Class C shares in any advertisement or promotional material which includes Fund performance data. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

   Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum initial sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

   A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

   Yield is computed in accordance with standardized formulas described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares, net asset value per share for Class B shares and net asset value per share for Class C shares of AIM MONEY MARKET FUND.

   Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. AIM MUNICIPAL BOND FUND may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

   From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such practices will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.

--------------------------------------------------------------------------------

ABOUT THE FUNDS

   The Funds are separate series of shares of the Trust, a Delaware business trust established on May 5, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "Organization of the Trust"). Each Fund has its own investment objective(s) and policies designed to meet specific investment goals, operates as a diversified portfolio and intends to be treated as a regulated investment company for federal income tax purposes.

   Each Fund invests in securities of different issuers and industry classifications (with the exception of AIM GLOBAL UTILITIES FUND which concentrates its investments in the utilities industry) in an attempt to spread and reduce the risks inherent in all investing. Each Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at net asset value (subject, in certain circumstances, to a contingent deferred sales charge). See "How to Redeem Shares." AIM, the investment advisor for each Fund, continuously reviews and, from time to time, changes the portfolio holdings of each of the Funds in pursuit of each Fund's objective(s).

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

   The investment objective(s) of each Fund, except AIM HIGH YIELD FUND, are deemed to be fundamental policies which may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the 1940
Act). The Board of Trustees on behalf of AIM HIGH YIELD FUND is permitted to change the investment objective of that Fund without shareholder approval. Further information is available in the Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that any particular Fund will attain its investment objective(s).

   AIM BALANCED FUND. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. Although equity securities will be purchased primarily for capital appreciation and fixed income securities will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all investments. The Fund normally will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in fixed income securities. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, which are commonly known as "junk bonds." During 1994, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

   Compliance with such percentage requirements may limit the ability of the Fund to maximize total return. Only that portion of the value of convertible senior securities that is attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Fund that are invested in fixed income senior securities. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies.

   AIM GLOBAL UTILITIES FUND. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that provide electricity, natural gas or water and other sanitary services to the public, and telephone or telegraph companies, and other companies providing public communications services. The Fund may also invest in developing utility technology companies and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues. When AIM deems it appropriate, the Fund may also purchase bonds of any such companies. Investments in bonds, however, will not exceed 25% of the Fund's total assets. The Fund may invest up to 10% of its total assets in bonds rated lower than Baa by Moody's or BBB by S&P (or comparable ratings by other nationally recognized statistical rating organizations "NRSROs") or unrated bonds which AIM determines to be of comparable quality. During 1994, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

   The Fund may invest up to 80% of its total assets in securities of foreign utility companies, including investments in American Depositary Receipts, European Depositary Receipts and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for temporary defensive purposes it may invest 100% of its total assets in securities of United States issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities").

   In addition, investors should also be aware that the Fund may invest in companies located within emerging or developing countries. An "emerging or developing country" is a country in the initial stages of its industrial cycle. Investments in emerging or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that markets of emerging or developing countries have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging or developing countries can be expected to continue in the future.

  A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities, such as emergencies involving nuclear power plants. Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other cost increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources. A description of the utilities industry is contained in the Statement of Additional Information.

  AIM GROWTH FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium- to large-size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.

  It is anticipated that common stocks will be the principal form of investment by the Fund. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which the Fund's management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies, which the Fund's management believes are currently enjoying a dramatic increase in profits.

  AIM HIGH YIELD FUND. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds).

  The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's or BBB, BB or B by S&P, or securities of comparable quality in the opinion of AIM that are either unrated or rated by other NRSROs. The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or, if unrated or rated by other NRSROs securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds. At least 80% of the value of the Fund's total assets will be invested in debt securities, including convertible debt securities, and/or cash and cash equivalents. The Fund may also invest in preferred stocks.

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1994, see the chart on page 21.

  While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Certain Investment Strategies and
Policies -- Illiquid Securities" for further information regarding such investments.

  AIM INCOME FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal, by investing primarily in fixed rate corporate debt, U.S. Government obligations and U.S. Government Agency Mortgage-Backed Securities. The Fund may also invest in preferred stock issues and convertible corporate debt. In selecting portfolio securities the Fund will, in accordance with its concern for safety of principal, consider individual credit risks, but shareholders should recognize that the market value of even high quality long-term fixed rate securities will fluctuate with changes in interest rate levels. The percent of the Fund's assets in various types of securities will vary in light of the Fund's investment objective and existing market conditions.

  The Fund may invest up to 40% of its total assets in securities issued by foreign entities. Purchases of foreign securities which are payable in foreign currencies will be affected either favorably or unfavorably by changes in the value of the foreign currencies against the U.S. dollar. Investing in foreign securities payable in foreign currencies carries increased risk to the Fund (see "Certain Investment Strategies and Policies -- Investments in Foreign Securities" and " -- Foreign Exchange Transactions"). The Fund will maintain less than 35% of its net assets in debt securities rated below Baa/BBB, which are commonly known as "junk bonds." See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities."

  For a breakdown of the quality ratings of the Fund's investments as of December 31, 1994, see the chart on page 21.

  Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of the Fund's investment objectives, regardless of the holding period of that security. The Fund will not necessarily dispose of a security because of a reduction in rating. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

  AIM INTERMEDIATE GOVERNMENT FUND. The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing, under normal circumstances, at least 65% of its total assets in debt securities issued, guaranteed or otherwise backed by the United States Government. The Government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service, or
(c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Prospectus.

  The Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the United States Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix B for a more complete description of GNMA securities. Mortgage-backed securities consist of interests in underlying mortgages with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable 30-year bond. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in a direction opposite to that of interest rates.

  The Fund purchases primarily fixed-rate securities, including but not limited to high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the then prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

  The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon AIM's determination of how best to achieve the Fund's investment objective. The Fund may invest in Government securities of all maturities, short-term, intermediate-term and long-term. The Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of the Fund.

  AIM MONEY MARKET FUND. The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund intends to invest in money market instruments such as bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits and commercial paper, all of which will be denominated in U.S. dollars (referred to collectively as "Money Market Instruments") and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Certain types of Money Market Instruments are briefly described in Appendix A to this Prospectus and are described more fully in the Statement of Additional Information.

  The Fund may invest in other types of Money Market Instruments not prohibited by its investment restrictions, if approved by the trustees. However, prior to making such investments, shareholders will be provided with a revised prospectus or a supplement thereto describing such instruments. The Fund will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

  The Fund will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards. For a complete definition of a "First Tier" security, see the definition set forth in the Statement of Additional Information.

  The Fund must also comply with the requirements of Rule 2a-7 under the 1940 Act, which governs the operations of money market funds and may be more restrictive than the Fund's restrictions. If any of the Fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

  The Fund will normally hold portfolio securities to maturity but may dispose of such securities prior to maturity if AIM believes such disposition advisable. Investing in Money Market Instruments of short maturity and/or actively managing its portfolio will result in a large number of transactions, but since the costs of these transactions are small, they are not expected to have a significant effect on net asset value or yield.

  AIM MUNICIPAL BOND FUND. The Fund's objective is to achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds. These investments may include obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax.

  Municipal bonds include debt obligations of varying maturities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes. As used in this Prospectus and its related Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal bonds which is excluded from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters" in the Statement of Additional Information. The Fund will invest at least 80% of its total invested assets in securities that do not pay interest subject to federal income taxes and that do not constitute an item of preference for purposes of the alternative minimum tax.

  In addition, the Fund will invest at least 80% of its total invested assets in municipal bonds. At least 80% of the municipal securities purchased by the Fund will be rated within the four highest ratings, or will be obligations of issuers having an issue of outstanding municipal bonds rated within the four highest ratings of Moody's, S&P or any other NRSRO. However, up to 20% of the Fund's total assets may be invested in unrated municipal bonds if in the judgment of AIM, after considering available information regarding the creditworthiness of the issuer, such bonds are similar in quality to those bonds rated within the four highest ratings mentioned above. The Fund will maintain less than 20% of its total assets in securities rated below Baa/BBB (or a comparable rating of any other NRSRO). During 1994, the Fund invested less than 5% of its net assets in below investment grade debt securities. See "Certain Investment Strategies and Policies -- Risk Factors Regarding Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.

  Since the Fund invests primarily in municipal obligations, the marketability and market value of these obligations may be affected by certain constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives as well as regional economies. The ability of the Fund to achieve its objective is affected by the ability of municipal issuers to meet their payment obligations. Problems which may arise in the foregoing areas and which are not resolved could adversely affect the various municipal issuers' abilities to meet their financial obligations.

  The Fund may invest in short-term obligations, including taxable investments, to establish a defensive position in anticipation of a market decline with a corresponding rise in interest rates. Such short-term obligations include notes issued by or on behalf of municipal issuers, obligations of the U.S. Government, its agencies or instrumentalities, instruments of domestic banks, domestic commercial paper and other cash equivalent investments. Interest income from certain short-term holdings may be taxable to shareholders as ordinary income.

  AIM VALUE FUND. The Fund's objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio. The Fund should not be purchased by those who seek income as their primary investment objective.

  In addition to the securities described above, the Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital. Although these different types of securities can be expected to generate amounts of income to satisfy the Fund's secondary objective, they will be purchased for their potential for growth of capital.

  The primary emphasis of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values.

  Because AIM VALUE FUND invests in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing such securities, investors should carefully assess the risks associated with an investment in the Fund.

  PORTFOLIO RATINGS. During 1994, the percentage of average annual assets of AIM HIGH YIELD FUND and AIM INCOME FUND, calculated on a dollar weighted basis, which was invested in securities within each Moody's rating category (as described in Appendix C), and in unrated securities determined by AIM and/or CIGNA Investments, Inc. ("CII") (formerly the subadvisor to AIM High Yield Fund) to be of comparable quality, was as follows:

                                                                            AIM
                                                                           HIGH           AIM
                                                                           YIELD         INCOME
                                                                           FUND          FUND
                                                                           -----         -----
Aaa......................................................................   4.9%         30.6%
Aa.......................................................................     0%          5.7%
A........................................................................     0%          9.8%
Baa......................................................................     0%         21.3%
Ba.......................................................................   9.0%         14.2%
B........................................................................  69.0%         14.3%
Caa......................................................................  11.8%          0.4%
Ca.......................................................................     0%            0%
C........................................................................     0%            0%
Unrated..................................................................   5.3%          3.7%
                                                                           -----         -----
     Total Average Annual Assets.........................................   100%          100%

--------------------------------------------------------------------------------

CERTAIN INVESTMENT STRATEGIES AND POLICIES

  In pursuit of its objectives and policies, one or more of the Funds may employ one or more of the following strategies in order to enhance investment results:

  MONEY MARKET INSTRUMENTS. (All Funds). When deemed appropriate for temporary or defensive purposes, each of the Funds may hold substantially all of its assets in the form of cash or cash equivalent Money Market Instruments. Of course, AIM MONEY MARKET FUND invests exclusively in Money Market Instruments. None of the Funds, other than AIM MONEY MARKET FUND, is required to limit such investments to those which, at the date of purchase, are "First Tier" securities as that term is defined in Rule 2a-7 under the 1940 Act.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. (All Funds). Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or other high grade securities (including temporary investments and Municipal Securities) in an amount equal to the when-issued commitment. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

  DOLLAR ROLL TRANSACTIONS. AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND only. In order to enhance portfolio returns and manage prepayment risks, AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repur-chase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

  Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND will limit their respective borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of their respective total assets at the time of investment. A Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. For further information regarding reverse repurchase agreements see the Statement of Additional Information.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND ("Equity Funds")). INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. (AIM BALANCED FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND ("Debt Funds")). Each of the Equity Funds may purchase and sell stock index futures contracts or purchase and sell options thereon as a hedge against changes in market conditions. Similarly, each of the Debt Funds may purchase and sell interest rate futures contracts or purchase and sell options thereon to hedge its portfolio of debt securities against changes in interest rates. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A Fund will only enter into futures contracts or purchase or sell options thereon as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of a Fund's investments in futures contracts and options on futures contracts, including certain related risks.

  No Fund may purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of a Fund's total assets.

  ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% of the net assets of AIM MONEY MARKET FUND) in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

  RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

  In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

  INVESTMENTS IN FOREIGN SECURITIES. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND). Each Fund may invest up to 25% of its total assets (up to 20% for AIM BALANCED FUND, 40% for AIM INCOME FUND, 50% for AIM MONEY MARKET FUND and 80% for AIM GLOBAL UTILITIES FUND) in Canadian and other foreign securities, although AIM MONEY MARKET FUND may only invest in foreign securities denominated in U.S. dollars. To the extent it invests in securities denominated in foreign currencies, each Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. Each Fund (other than AIM MONEY MARKET FUND) may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities. See "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. (All Funds except AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND). Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those countries. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

  The Funds may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. Each Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange. No Fund will commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets which it could invest in foreign securities. Further information concerning futures contracts and related options is set forth above.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

  Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

  Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. (All Funds except AIM MONEY MARKET FUND). Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters."

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds, including the investment advisory agreement and administrative services agreement with AIM, the agreements with AIM Distributors regarding distribution of each Fund's shares, the agreements with State Street Bank and Trust Company and The Bank of New York as the custodians and the transfer agency agreement with A I M Fund Services, Inc., a wholly-owned subsidiary of AIM. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, serves as the investment advisor to each Fund pursuant to a Master Investment Advisory Agreement, dated as of October 18, 1993 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its affiliates, manages or advises 38 investment company portfolios. As of October 31, 1995, the total assets of such investment company portfolios were approximately $39.3 billion.

  Under the terms of the Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may perform or arrange for certain accounting, shareholder servicing and other administrative services for the Funds which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a Master Administrative Services Agreement, dated as of October 18, 1993, pursuant to which AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Funds' principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquiries.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. AIM's investment staff consists of 87 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of each of the Funds (other than AIM MONEY MARKET
FUND) and their titles, if any, with AIM or its affiliates and the Trust, the length of time they have been responsible for the management of the Funds, their years of investment experience and prior experience (if they have been with AIM for less than five years) are described below:

  AIM Balanced Fund. Robert G. Alley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM; Vice President of AIM and of the Trust; and has been responsible for the Fund since its investment objective and policies were changed to that of a balanced fund in 1993. Mr. Alley has been associated with AIM since 1992 and has a total of 23 years of experience as an investment professional. Prior to joining AIM, he was Senior Fixed Income Manager for Waddell and Reed, Inc. Claude C. Cody IV is Vice President of AIM Capital and also has been responsible for the Fund since 1993. Mr. Cody has been associated with AIM since 1992 and has a total of 19 years of experience as an investment professional. Prior to joining AIM in 1992, he was an Independent Consultant (from 1990-1992), and Senior Vice President of America Savings and Loan (from 1988-1990) and Senior Vice President of Western Reserve Life (1988-1990) (both subsidiaries of Kinder-Care Inc.), where he established an investment management operation and managed three portfolios.

  AIM Global Utilities Fund. Robert G. Alley and Claude C. Cody IV have been responsible for the management of the Fund since 1992. Background information for Mr. Alley and Mr. Cody is discussed above with respect to the management of AIM BALANCED FUND.

  AIM Growth Fund. Jonathan C. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and the Trust, and has been responsible for the Fund since 1994. He has been associated with AIM and/or its affiliates since 1986 and has 10 years of experience as an investment professional. Robert M. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has over five years of experience as an investment professional. David
P. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Barnard has been associated with AIM since 1982 and has 20 years of experience as an investment professional.

  AIM High Yield Fund. John L. Pessarra is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Pessarra has been associated with AIM since 1990 and has a total of 11 years of experience as an investment professional. Kevin E. Rogers is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Rogers has been associated with AIM since 1991 and has over nine years of experience as an investment professional. Prior to 1991, Mr. Rogers was a senior research analyst with Waddell & Reed, Inc.

  AIM Income Fund. Robert G. Alley and John L. Pessarra have been responsible for the management of the Fund since 1992. Mr. Alley's background is discussed above with respect to the management of AIM BALANCED FUND, and Mr. Pessarra's background is discussed above with respect to the management of AIM HIGH YIELD FUND. Carolyn L. Gibbs is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Ms. Gibbs has been associated with AIM since 1992 and has over 10 years of experience as an investment professional. Prior to 1992, Ms. Gibbs was a financial analyst with Northwest Airlines.

  AIM Intermediate Government Fund. Karen Dunn Kelley is Senior Vice President of AIM Capital, Vice President of AIM and of the Trust and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM since 1989 and has a total of 11 years of experience as an investment professional. Meggan Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1992. Ms. Walsh has been associated with AIM since 1991 and has over seven years of experience as an investment professional. Prior to 1991, Ms. Walsh was Manager of Short-Term U.S. and Commercial Paper Programs at Nationale-Nederlanden North America Corporation.

  AIM Municipal Bond Fund. Richard A. Berry is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Berry has been associated with AIM since 1987 and has a total of 27 years of experience as an investment professional. Stephen D. Turman is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Turman has been associated with AIM since 1985 and has a total of 14 years of experience as an investment professional.

  AIM Value Fund. Joel E. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1992. Mr. Dobberpuhl has been associated with AIM since 1990 and has a total of six years of experience as an investment professional. Prior to 1990, he served as an equity trader and portfolio analyst for NationsBank of Texas, N.A. Claude C. Cody IV has been responsible for the management of the Fund since 1992. Mr. Cody's background is discussed above with respect to the management of AIM BALANCED FUND.

  FEES AND EXPENSES. For the year ended December 31, 1994, each Fund (other than AIM MONEY MARKET FUND) paid the following compensation to AIM for its advisory services, and the total expenses of each such Fund were, stated as a percentage of the Funds' average daily net assets, as follows:

                                                                         CLASS A       CLASS B
                                                      COMPENSATION       EXPENSE       EXPENSE
                                                         TO AIM           RATIO         RATIO
                                                      ------------       -------       -------
        AIM Balanced Fund............................     0.30%           1.25%         1.98%
        AIM Global Utilities Fund....................     0.60%           1.18%         2.07%
        AIM Growth Fund..............................     0.65%           1.22%         2.18%
        AIM High Yield Fund..........................     0.56%           1.00%         1.80%
        AIM Income Fund..............................     0.49%           0.98%         1.83%
        AIM Intermediate Government Fund.............     0.50%           1.04%         1.82%
        AIM Municipal Bond Fund......................     0.47%           0.89%         1.67%
        AIM Value Fund...............................     0.46%           0.98%         1.90%

  For the year ended December 31, 1994, AIM MONEY MARKET FUND paid 0.46% of its average daily net assets to AIM as compensation for its advisory services, and the Class A shares', Class B shares' and Class C shares' total expenses for such period were 0.97%, 1.78% and 0.99% of the Fund's average daily net assets, respectively.

  For the year ended December 31, 1994, compensation paid to CII by AIM for its sub-advisory services was 0.12% of AIM HIGH YIELD FUND's average daily net assets. The Sub-advisory Agreement among CII, AIM and AIM Funds Group terminated effective September 20, 1995.

  For the year ended December 31, 1994, each Fund reimbursed AIM for administrative services in the following amounts, stated as a percentage of the Funds' average daily net assets:

                                                                             REIMBURSEMENT
                                                                                PAYMENTS
                                                                             -------------
            AIM Balanced Fund................................................   0.18%
            AIM Global Utilities Fund........................................   0.08%
            AIM Growth Fund..................................................   0.09%
            AIM High Yield Fund..............................................   0.04%
            AIM Income Fund..................................................   0.07%
            AIM Intermediate Government Fund.................................   0.06%
            AIM Money Market Fund............................................   0.05%
            AIM Municipal Bond Fund..........................................   0.04%
            AIM Value Fund...................................................   0.06%

  FEE WAIVERS. In order to increase the yield to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded at any time and without notice to investors.

  DISTRIBUTOR. The Trust has entered into Master Distribution Agreements relating to the Funds (the "Distribution Agreements") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly-owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A and Class B shares of the Funds and Class C shares of AIM MONEY MARKET FUND. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors and AIM Management.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. The Trust has adopted a master distribution plan applicable to Class A shares of the Funds and Class C shares of AIM MONEY MARKET FUND (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A and C Plan, each Fund pays compensation of 0.25% per annum of the average daily net assets attributable to such Fund's Class A shares or Class C shares, respectively, to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares or Class C shares of the Fund. The Class A and C Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Funds.

  The Trust has also adopted a master distribution plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

  Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

   Each of the Plans may be terminated at any time by a vote of the majority of those trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares of the applicable class.

   Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

   Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Funds in making such payments. The Funds will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

   For additional information concerning the operation of the Plans see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

   The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end series management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust currently consists of nine separate series, and each of the Funds represents one series.

   Class A shares, Class B shares and, in the case of AIM MONEY MARKET FUND, Class C shares, of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although both Class A and C shareholders and Class B shareholders of a given portfolio must approve any material increase in fees payable with respect to such portfolio under the Class A and C Plan).

   The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

   Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but which requires a separate vote of another Fund or class. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

   The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

   Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 5:30 P.M. CENTRAL TIME).

                                INVESTOR'S GUIDE
                         TO THE AIM FAMILY OF FUNDS(R)

--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS(R)

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM AGGRESSIVE GROWTH FUND           AIM INTERMEDIATE GOVERNMENT FUND
            AIM BALANCED FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM CHARTER FUND                     AIM LIMITED MATURITY TREASURY SHARES
            AIM CONSTELLATION FUND               AIM MONEY MARKET FUND*
            AIM GLOBAL AGGRESSIVE GROWTH FUND    AIM MUNICIPAL BOND FUND
            AIM GLOBAL GROWTH FUND               AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL INCOME FUND               AIM TAX-EXEMPT CASH FUND*
            AIM GLOBAL UTILITIES FUND            AIM TAX-FREE INTERMEDIATE SHARES
            AIM GROWTH FUND                      AIM VALUE FUND
            AIM HIGH YIELD FUND                  AIM WEINGARTEN FUND
            AIM INCOME FUND

* Shares of AIM TAX-EXEMPT CASH FUND, and Class C shares of AIM MONEY MARKET FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A and Class B shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed New Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by AIM Distributors to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an IRA account is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/SEP, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at one of the following telephone numbers:

                               (713) 626-1919 Extension 5224 (in Houston)
                               (800) 959-4246 (elsewhere)

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246
(elsewhere).

                                                                       MCF 11/95

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                              Texas Commerce Bank
                              ABA 113000609
                              Attn: AIM Wire Purchase
                              DDA 00100366807
                              Fund Name/Reference Number
                              Shareholder Name
                              Shareholder Account Number

  If wires are received after 4:15 p.m. Eastern Time or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the applicable AIM Fund.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM AGGRESSIVE GROWTH FUND, AIM BALANCED FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, (other than AIM AGGRESSIVE GROWTH FUND and AIM CONSTELLATION FUND, collectively, the "Multiple Class Funds") may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND and Class C shares (the "Class C shares") of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A or Class B shares (or, if applicable, Class C shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (713) 626-1919, Extension 5001 (in Houston) or
(800) 347-4246 (elsewhere). As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF 11/95

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM AGGRESSIVE GROWTH FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                   INVESTOR'S                   DEALER
                                                  SALES CHARGE                CONCESSION
                                           ---------------------------        ----------
                                             AS A              AS A              AS A
                                           PERCENTAGE       PERCENTAGE        PERCENTAGE
                                              OF               OF                OF
                                             THE               THE               THE
                                            PUBLIC             NET              PUBLIC
   AMOUNT OF INVESTMENT IN                 OFFERING           AMOUNT           OFFERING
     SINGLE TRANSACTION                      PRICE           INVESTED           PRICE
   -----------------------                 ---------        ----------        ----------
              Less than $   25,000           5.50%             5.82%            4.75%
 $ 25,000 but less than $   50,000           5.25              5.54             4.50
 $ 50,000 but less than $  100,000           4.75              4.99             4.00
 $100,000 but less than $  250,000           3.75              3.90             3.00
 $250,000 but less than $  500,000           3.00              3.09             2.50
 $500,000 but less than $1,000,000           2.00              2.04             1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. Purchases of $1,000,000 or more are at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date such shares were purchased, as described under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND , AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                   INVESTOR'S                   DEALER
                                                  SALES CHARGE                CONCESSION
                                           --------------------------        -----------
                                             AS A            AS A               AS A
                                          PERCENTAGE      PERCENTAGE         PERCENTAGE
                                             OF              OF                 OF
                                             THE             THE                THE
                                            PUBLIC           NET               PUBLIC
   AMOUNT OF INVESTMENT IN                 OFFERING         AMOUNT            OFFERING
     SINGLE TRANSACTION                     PRICE          INVESTED            PRICE
   -----------------------                ----------      ----------         -----------
              Less than $   50,000           4.75%           4.99%             4.00%
 $ 50,000 but less than $  100,000           4.00            4.17              3.25
 $100,000 but less than $  250,000           3.75            3.90              3.00
 $250,000 but less than $  500,000           2.50            2.56              2.00
 $500,000 but less than $1,000,000           2.00            2.04              1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. Purchases of $1,000,000 or more are at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date such shares were purchased, as described under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                   INVESTOR'S               DEALER
                                                  SALES CHARGE            CONCESSION
                                           --------------------------     ----------
                                              AS A           AS A             AS A
                                           PERCENTAGE     PERCENTAGE       PERCENTAGE
                                              OF              OF               OF
                                              THE             THE              THE
                                             PUBLIC           NET             PUBLIC
   AMOUNT OF INVESTMENT IN                  OFFERING         AMOUNT          OFFERING
     SINGLE TRANSACTION                      PRICE         INVESTED           PRICE
   -----------------------                 ----------     -----------      ----------
              Less than  $  100,000          1.00%           1.01%           0.75%
 $100,000 but less than  $  250,000          0.75            0.76            0.50
 $250,000 but less than  $1,000,000          0.50            0.50            0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions.

                                                                       MCF 11/95

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1,000,000 or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than the Money Market Funds, as described below) received by dealers prior to 4:15 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m. Eastern Time on that day, will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:15 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to AIM Distributors or to the Transfer Agent through the facilities of NSCC. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the New York Stock Exchange is open for business, except for AIM LIMITED MATURITY TREASURY SHARES, for which a "business day" is any day on which either the New York Stock Exchange or such fund's custodian bank is open for business. It is expected that the New York Stock Exchange will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the New York Stock Exchange.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds, other than AIM MONEY MARKET FUND, currently offer two classes of shares, and AIM MONEY MARKET FUND currently offers three classes of shares, through separate distribution systems (the "Multiple Distribution System"). Although the Class A and Class B shares (and with respect to AIM MONEY MARKET FUND, Class C shares) of a particular Multiple Class Fund represent an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongo-

                                                                       MCF 11/95
ing expenses borne by Class A or Class B shares and, if applicable, Class C shares, and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management --Distribution Plans."

     CLASS C SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. Such shares are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO MONEY MARKET FUNDS. Shares of AIM MONEY MARKET FUND or AIM TAX-EXEMPT CASH FUND (the "Money Market Funds") are purchased or exchanged at the net asset value next determined after acceptance of an order for purchase or exchange in proper form, except for Class A shares of AIM MONEY MARKET FUND, which are sold with a sales charge. Net asset value is normally determined at 12:00 noon and 4:15 p.m. Eastern Time on each business day of AIM MONEY MARKET FUND and at 4:15 p.m. Eastern Time on each business day of AIM TAX-EXEMPT CASH FUND. Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that either Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. See "How to Purchase Shares -- Purchases by Wire." Purchases made by payments in any other form, or payments in the form of federal funds received after such time, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class C shares of AIM MONEY MARKET FUND and Class B shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

                                                                       MCF 11/95

  The term "purchaser" means:

  o an individual and his or her spouse and minor children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an Individual Retirement Account (IRA), a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 457 plans, although more than one beneficiary or participant is involved;

  o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  o the discretionary advised accounts of A I M Advisors, Inc. or A I M Capital Management, Inc.

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and
(ii) Class B shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attor-

                                                                       MCF 11/95
ney to surrender for redemption any or all escrowed shares, to make up such difference within 60 days of the expiration date. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released from escrow.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and (ii) Class B shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and (ii) Class B shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AIM Distributors with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) AIM Management and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of The Shareholders Services Group, Inc., a wholly-owned subsidiary of First Data Corporation; (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation or similar specialized investment services to their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the fund(s) is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, or
(3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees. Section 403(b) plans sponsored by public educational institutions

                                                                       MCF 11/95
will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds, up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AIM Distributors at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AIM Distributors at the phone numbers provided under "How to Purchase Shares." IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, Class C shares of AIM Money Market Fund, or shares of another AIM Fund can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own Class B shares of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount is normally made on or about the tenth or the twenty-fifth day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. No contingent deferred sales charge with respect to Class B shares of a Multiple Class Fund will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to Class B shares that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the initial account value.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

                                                                       MCF 11/95

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B Shares and Class C Shares of the Multiple Class Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of each month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; and dividends and distributions attributable to Class C shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; Individual Retirement Account ("IRA") plans; and Simplified Employee Pension ("SEP") plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF 11/95

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, including the Class C shares of AIM MONEY MARKET FUND, referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                           LOAD FUNDS:                              LOWER LOAD FUNDS:
                           -----------                              -----------------
   AIM AGGRESSIVE GROWTH           AIM HIGH YIELD FUND -- CLASS A     AIM LIMITED MATURITY TREASURY SHARES
     FUND -- CLASS A               AIM INCOME FUND -- CLASS A         AIM TAX-FREE INTERMEDIATE SHARES
   AIM BALANCED FUND -- CLASS A    AIM INTERMEDIATE GOVERNMENT
   AIM CHARTER FUND -- CLASS A       FUND -- CLASS A                NO LOAD FUNDS:
   AIM CONSTELLATION               AIM INTERNATIONAL EQUITY         --------------
     FUND -- CLASS A                 FUND -- CLASS A                  AIM MONEY MARKET FUND
   AIM GLOBAL AGGRESSIVE GROWTH    AIM MONEY MARKET                     -- CLASS C
     FUND -- CLASS A                 FUND -- CLASS A                  AIM TAX-EXEMPT CASH FUND
   AIM GLOBAL GROWTH               AIM MUNICIPAL BOND
     FUND -- CLASS A                 FUND -- CLASS A
   AIM GLOBAL INCOME               AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A                 OF CONNECTICUT
   AIM GLOBAL UTILITIES            AIM VALUE FUND -- CLASS A
     FUND -- CLASS A               AIM WEINGARTEN FUND -- CLASS A
   AIM GROWTH FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (ii) Lower Load Fund share purchases of $1,000,000 or more and No Load Fund purchases may be exchanged for Load Fund shares in amounts of $1,000,000 or more which will then be subject to a contingent deferred sales charge; however, for purposes of calculating the contingent deferred sales charge on the Load Fund shares acquired, the 18-month period shall be computed from the date of such exchange; (iii) Class A shares and shares of all other AIM Funds may not be exchanged for Class B shares; (iv) Class B shares may be exchanged only for Class B shares; and (v) Class C shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B shares. For shares initially purchased prior to November 20, 1995, these exchange conditions will apply effective January 16, 1996. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                          MULTIPLE
                                                                                                           CLASS
                                                               LOWER LOAD              NO LOAD             FUNDS:
FROM:               TO:    LOAD FUNDS                             FUNDS                 FUNDS              CLASS B
-----               -----------------                          ----------              -------             --------
Load Funds........  Net Asset Value                          Net Asset Value        Net Asset Value     Not Applicable

Lower Load Funds..  Net Asset Value if shares were held      Net Asset Value        Net Asset Value     Not Applicable
                    for at least 30 days; or if shares
                    were acquired upon exchange of any
                    Load Fund; or if shares were acquired
                    upon exchange from any Lower Load
                    Fund and such shares were held for at
                    least 30 days. (No exchange privilege
                    is available for the first 30 days
                    following the purchase of the Lower
                    Load Fund shares.)

                                             (Table continued on following page)

                                                                       MCF 11/95

                                                                                                          MULTIPLE
                                                                                                           CLASS
                                                                  LOWER LOAD            NO LOAD            FUNDS:
FROM:                  TO:    LOAD FUNDS                            FUNDS                FUNDS            CLASS B
-----                  -----------------                          ----------            -------           --------
No Load Funds...       Offering Price if No Load shares were  Net Asset Value if No  Net Asset Value     Not Applicable
                       directly purchased. Net Asset Value    Load shares were
                       if No Load shares were acquired upon   acquired upon
                       exchange of shares of any Load Fund    exchange of shares of
                       or any Lower Load Fund; Net Asset      any Load Fund or any
                       Value if No Load shares were acquired  Lower Load Fund;
                       upon exchange of Lower Load Fund       otherwise,
                       shares and were held for at least 30   Offering Price.
                       days following the purchase of the
                       Lower Load Fund shares. (No exchange
                       privilege is available for the first
                       30 days following the acquisition of
                       the Lower Load Fund shares.)

Multiple Class
  Funds:
  Class B...........   Not Applicable                         Not Applicable         Not Applicable      Net Asset Value

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:

Load Funds..........   Net Asset Value                        Net Asset Value        Net Asset Value     Not Applicable

Lower Load Funds....   Net Asset Value if shares were         Net Asset Value        Net Asset Value     Not Applicable
                       acquired upon exchange of any Load
                       Fund. Otherwise, difference in sales
                       charge will apply.

No Load Funds......    Offering Price if No Load shares were  Net Asset Value if No  Net Asset Value     Not Applicable
                       directly purchased. Net Asset Value    Load shares were
                       if No Load shares were acquired upon   acquired upon
                       exchange of shares of any Load Fund.   exchange of shares of
                       Difference in sales charge will apply  any Load Fund or any
                       if No Load shares were acquired upon   Lower Load Fund;
                       exchange of Lower Load Fund shares.    otherwise, Offering
                                                              Price.
Multiple Class
  Funds:
  Class B.......       Not Applicable                         Not Applicable         Not Applicable      Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A and Class B shares of a Multiple Class Fund cannot be exchanged for each other), except that Class C shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  There is no fee for exchanges among the AIM Funds. A service fee of $5 per transaction will, however, be charged by AIM Distributors on accounts of market timing investment firms to help to defray the costs of maintaining an automated exchange service. This service fee will be charged against the market timing account from which shares are being exchanged.

  Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request in proper form (described below) is received by AFS in its Houston, Texas office, provided that such request is received prior to 4:15 p.m. Eastern Time. Exchange requests received after this time will result in the redemption of shares at their net asset value as determined at the close of business on the next business day. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received by AIM Distributors, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and

                                                                       MCF 11/95
the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AIM Distributors. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIM Distributors at the appropriate telephone number indicated under the caption "How to Purchase Shares." If a shareholder is unable to reach AIM Distributors by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the applicable fund(s) as long as such request is received prior to 4:15 p.m. Eastern Time. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B shares were held prior to an exchange will be added to the holding period of Class B shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased,
(ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.










               YEAR                                        CONTINGENT DEFERRED
               SINCE                                        SALES CHARGE AS
             PURCHASE                                      % OF DOLLAR AMOUNT
               MADE                                        SUBJECT TO CHARGE
             --------                                      -------------------
          First..........................................         5%
          Second.........................................         4%
          Third..........................................         3%
          Fourth.........................................         3%
          Fifth..........................................         2%
          Sixth..........................................         1%
          Seventh and Following..........................        None



  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends

                                                                       MCF 11/95
and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Contingent deferred sales charges on Class B shares will be waived on redemptions (1) following the registered shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in
Section 72(m)(7) of the Code (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan,
(4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B shares. Waiver category (1) above applies only to redemptions: (i) made within one year following death or initial determination of disability and
(ii) of Class B shares held at the time of death or initial determination of disability. Waiver category (2) above applies only to redemptions resulting from: (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value; (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs; (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more Multiple Class Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, a contingent deferred sales charge of 1% applies to purchases of $1,000,000 or more that are redeemed within 18 months of the date of purchase. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-month period (i) shares of any Load Fund or Class C shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances:

          (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under
     Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where (a) the initial amount invested by a Plan in one or more of the AIM Funds is at least $1,000,000,
     (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;

          (2) redemptions of shares following the registered shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in Section 72(m)(7) of the Code; and

          (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to either the Transfer Agent or AIM Distributors. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a

                                                                       MCF 11/95
duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent;
(d) signature guarantees, as described below; and (e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA-SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to 4:15 p.m. Eastern Time, the redemption will be made at the net asset value determined at 4:15 p.m. Eastern Time and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and Class C Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the Class C Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or AIM Distributors, except that Class B shares of the Multiple Class Funds, and Class A shares of the Multiple Class Funds and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form by dealers prior to 4:15 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of NSCC by 7:00 p.m. Eastern Time on that day, will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:15 p.m. Eastern Time will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to AIM Distributors or to the Transfer Agent through the facilities of NSCC. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by 4:15 p.m. Eastern Time on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the New York Stock Exchange is restricted or suspended. Pay-

                                                                       MCF 11/95
ment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIM Distributors.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in shares of the AIM Fund from which the redemption was made at the net asset value next computed after receipt by AIM Distributors of the funds to be reinvested. The shareholder must ask AIM Distributors for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter any capital gains payable. If there has been a loss on the redemption, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of the same fund within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of the same AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify AIM Distributors of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:15 p.m. Eastern Time (12:00 noon and 4:15 p.m. Eastern Time with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the New York Stock Exchange (the "NYSE") closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined 15 minutes following the close of the New York Stock Exchange on such day. The net asset value per share is calculated by subtracting a fund's liabilities from its assets and dividing the result by the total number of fund shares outstanding. The determination of each fund's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, a fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

                                                                       MCF 11/95

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                   DISTRIBUTIONS               DISTRIBUTIONS
                                                                                      OF NET                      OF NET
                                                   DIVIDENDS FROM                    REALIZED                    REALIZED
                                                   NET INVESTMENT                   SHORT-TERM                   LONG-TERM
FUND                                                   INCOME                      CAPITAL GAINS               CAPITAL GAINS
----                                               --------------                  -------------               -------------
AIM AGGRESSIVE GROWTH FUND...............      declared and paid annually          annually                    annually
AIM BALANCED FUND........................      declared and paid quarterly         annually                    annually
AIM CHARTER FUND.........................      declared and paid quarterly         annually                    annually
AIM CONSTELLATION FUND...................      declared and paid annually          annually                    annually
AIM GLOBAL AGGRESSIVE GROWTH FUND........      declared and paid annually          annually                    annually
AIM GLOBAL GROWTH FUND...................      declared and paid annually          annually                    annually
AIM GLOBAL INCOME FUND...................      declared daily; paid monthly        annually                    annually
AIM GLOBAL UTILITIES FUND................      declared daily; paid monthly        annually                    annually
AIM GROWTH FUND..........................      declared and paid annually          annually                    annually
AIM HIGH YIELD FUND......................      declared daily; paid monthly        annually                    annually
AIM INCOME FUND..........................      declared daily; paid monthly        annually                    annually
AIM INTERMEDIATE GOVERNMENT FUND.........      declared daily; paid monthly        annually                    annually
AIM INTERNATIONAL EQUITY FUND............      declared and paid annually          annually                    annually
AIM LIMITED MATURITY TREASURY SHARES.....      declared daily; paid monthly        quarterly                   annually
AIM MONEY MARKET FUND....................      declared daily; paid monthly        at least annually           annually
AIM MUNICIPAL BOND FUND..................      declared daily; paid monthly        annually                    annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT..      declared daily; paid monthly        annually                    annually
AIM TAX-EXEMPT CASH FUND.................      declared daily; paid monthly        at least annually           annually
AIM TAX-FREE INTERMEDIATE SHARES.........      declared daily; paid monthly        annually                    annually
AIM VALUE FUND...........................      declared and paid annually          annually                    annually
AIM WEINGARTEN FUND......................      declared and paid annually          annually                    annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Class A, Class B or Class C shares are reinvested in additional shares of such Class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Class A or Class B shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to AIM Distributors, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class A shares may not be reinvested in Class B shares, and (iii) dividends and distributions attributable to the Class C shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B shares. Investors who have not previously selected such a reinvestment option on the account application form may contact AIM Distributors at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

                                                                       MCF 11/95

  Dividends on Class B shares are expected to be lower than those for Class A or Class C shares because of higher distribution fees paid by Class B shares. Dividends on Class A, Class B and Class C shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to AIM Distributors and are effective as to any subsequent payment if such notice is received by AIM Distributors prior to the record date of such payment. Any dividend and distribution election remains in effect until AIM Distributors receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gain net income that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give

                                                                       MCF 11/95
rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually and will be applied uniformly to all dividends declared during the year. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution
(1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND and AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 110 Washington Street, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly-owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and has passed upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (713) 626-1919 (extension 5224) (in Houston), or toll-free at (800) 959-4246 (elsewhere). The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available upon request and without charge, by writing or calling AIM Distributors. This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the Securities and Exchange Commission by paying the charges prescribed under its rules and regulations.

                                                                       MCF 11/95

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

  The following list does not purport to be an exhaustive list of all Money Market Instruments, and the Funds reserve the right to invest in Money Market Instruments other than those listed below:

U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

MASTER NOTES -- Unsecured demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

                                                                       MCF 11/95

                                                                      APPENDIX B
--------------------------------------------------------------------------------

                DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  The AIM INTERMEDIATE GOVERNMENT FUND may invest in "Agency Securities," as defined in the Prospectus, including some or all of those listed below. The following list does not purport to be an exhaustive list of all Agency Securities, and the Fund reserves the right to invest in Agency Securities other than those listed below.

  EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

  FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

  FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

  FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government.

  FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

  FNMA BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association.

  GNMA CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

  The Portfolio will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

  As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

  As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

  The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Portfolio.

  Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  GENERAL SERVICES ADMINISTRATION PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

  MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

                                                                       MCF 11/95

  NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

  PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

  SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

  SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

  TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

  WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                                                       MCF 11/95

                                                                      APPENDIX C
--------------------------------------------------------------------------------

                       DESCRIPTIONS OF RATING CATEGORIES

  The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P") to certain debt securities in which AIM HIGH YIELD FUND and AIM INCOME FUND may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

  MOODY'S: AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  S&P: AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

                                                                       MCF 11/95

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:

------------------------------------------------------------------------------------------------------------------------------

                                  GIVE SOCIAL SECURITY                                               GIVE TAXPAYER I.D.
      ACCOUNT TYPE                NUMBER OF:                         ACCOUNT TYPE                    NUMBER OF:
      ------------                ----------                         ------------                    ----------
      Individual                  Individual                         Trust, Estate, Pension          Trust, Estate, Pension
                                                                     Plan Trust                      Plan Trust and not
                                                                                                     personal TIN of fiduciary
      Joint Individual            First individual listed in the
                                  "Account Registration" portion
                                  of the Application
      Unif. Gifts to Minors       Minor                              Corporation, Partnership,       Corporation, Partnership,
                                                                     Other Organization              Other Organization
      Legal Guardian              Ward, Minor or
                                  Incompetent

      Sole Proprietor             Owner of Business                  Broker/Nominee                  Broker/Nominee

-----------------------------------------------------------------------------------------------------------------------------


  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed Internal Revenue Service ("IRS") Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions accompanying Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

o a corporation
o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
o the United States or any of its agencies or instrumentalities
o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
o a foreign government or any of its political subdivisions, agencies or instrumentalities
o an international organization or any of its agencies or instrumentalities
o a foreign central bank of issue
o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
o a futures commission merchant registered with the Commodity Futures Trading Commission
o a real estate investment trust
o an entity registered at all times during the tax year under the Investment Company Act of 1940
o a common trust fund operated by a bank under Section 584(a)
o a financial institution
o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
o a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Internal Revenue Code of 1986, as amended.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                       MCF 11/95

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the New Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of The AIM Family of Funds(R), present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of The AIM Family of Funds(R), provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as agent subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the New Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as agent subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                       MCF 11/95

[AIM LOGO APPEARS HERE]          THE AIM FAMILY OF FUNDS(R)

                                 TABLE OF CONTENTS

Investment Advisor               INVESTMENT OBJECTIVES....................    2
A I M Advisors, Inc.             SUMMARY..................................    2
11 Greenway Plaza, Suite 1919    THE FUNDS................................    4
Houston, TX 77046-1173             Table of Fees and Expenses.............    4
                                   Financial Highlights...................    6
                                   Performance............................   16
Transfer Agent                     About the Funds........................   16
A I M Fund Services, Inc.          Investment Programs....................   17
P.O. Box 4739                      Certain Investment Strategies and
Houston, TX 77210-4739             Policies...............................   21
                                   Management.............................   24
                                   Organization of the Trust..............   27
Custodian                        INVESTOR'S GUIDE.........................  A-1
State Street Bank and              Introduction to The AIM Family of
Trust Company                        Funds(R).............................  A-1
225 Franklin Street                How to Purchase Shares.................  A-1
Boston, MA 02110                   Terms and Conditions of Purchase of the
                                      AIM Funds...........................  A-2
                                   Special Plans..........................  A-8
The Bank of New York               Exchange Privilege..................... A-10
110 Washington Street              How to Redeem Shares................... A-12
New York, New York 10286           Determination of Net Asset Value....... A-15
[AIM Municipal Bond Fund only]     Dividends, Distributions and Tax
                                     Matters.............................. A-16
                                   General Information.................... A-18
Principal Underwriter              Appendix A............................. A-19
A I M Distributors, Inc.           Appendix B............................. A-20
P.O. Box 4739                      Appendix C............................. A-22
Houston, TX 77210-4739           Application Instructions.................  B-1


Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Bldg.
Houston, Texas 77002



For more complete information about any other fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246, (713) 626-1919 or write to the address shown above and request a free prospectus. Please read the prospectus carefully before you invest or send money.

                                                                       MCF 11/95

                                                                     APPENDIX II

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                            BAIRD QUALITY BOND FUND

                                 A PORTFOLIO OF

                             THE BAIRD FUNDS, INC.

                               TABLE OF CONTENTS


                                           ARTICLE I

                 DEFINITIONS..............................................................     1
Section 1.1.       Definitions............................................................     1
                                           ARTICLE II
                 TRANSFER OF ASSETS.......................................................     3
Section 2.1.       Reorganization of Baird Quality Bond...................................     3
Section 2.2.       Computation of Net Asset Value.........................................     3
Section 2.3.       Excluded Assets........................................................     3
Section 2.4.       Valuation Date.........................................................     4
Section 2.5.       Delivery...............................................................     4
Section 2.6.       Dissolution............................................................     4
Section 2.7.       Issuance of AFG Shares.................................................     4
Section 2.8.       Investment Securities..................................................     5
Section 2.9        Liabilities and Expenses...............................................     5

                                          ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF TBFI...................................     5
Section 3.1.       Incorporation: Qualification and Corporate Authority...................     5
Section 3.2.       Registration and Regulation of TBFI....................................     5
Section 3.3.       Financial Statements...................................................     5
Section 3.4.       No Material Adverse Changes; Contingent Liabilities....................     6
Section 3.5.       BQB Shares; Liabilities; Business Operations...........................     6
Section 3.6.       Accountants............................................................     6
Section 3.7.       Binding Obligation.....................................................     6
Section 3.8.       No Breaches or Defaults................................................     7
Section 3.9.       Authorizations or Consents.............................................     7
Section 3.10.      Permits................................................................     7
Section 3.11.      No Actions, Suits or Proceedings.......................................     7
Section 3.12.      Contracts..............................................................     7
Section 3.13.      Properties and Assets..................................................     8
Section 3.14.      Ineligible Persons.....................................................     8
Section 3.15.      Rule 17e-1.............................................................     8
Section 3.16.      Taxes..................................................................     8
Section 3.17.      Benefit and Employment Obligations.....................................     9
Section 3.18.      Brokers................................................................     9
Section 3.19.      Voting Requirements....................................................     9
Section 3.20.      State Takeover Statutes................................................     9
Section 3.21.      Books and Records......................................................     9
Section 3.22.      Prospectus.............................................................     9

                                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF AFG....................................     9
Section 4.1.       Organization; Authority................................................     9
Section 4.2.       Binding Obligation.....................................................     9
Section 4.3.       Financial Statements...................................................     9
Section 4.4.       No Material Adverse Changes; Contingent Liabilities....................    10
Section 4.5.       No Breaches or Defaults................................................    10
Section 4.6.       Accountants............................................................    10
Section 4.7.       Authorizations or Consents.............................................    10
Section 4.8.       Permits................................................................    10

Section 4.9.       No Actions, Suits or Proceedings.......................................    10
Section 4.10.      Ineligible Persons.....................................................    11
Section 4.11.      Taxes..................................................................    11
Section 4.12.      Brokers................................................................    11
Section 4.13.      Registration and Regulation of Company.................................    11
Section 4.14.      Registration of Portfolio Shares.......................................    11
Section 4.15.      Representations Concerning the Reorganization..........................    12
Section 4.16.      Prospectus.............................................................    12

                                           ARTICLE V

                 COVENANTS................................................................    12
Section 5.1.       Conduct of Business....................................................    12
Section 5.2.       Confidentiality and Announcements......................................    13
Section 5.3.       Expenses...............................................................    14
Section 5.4.       Further Assurances.....................................................    14
Section 5.5.       Notice of Events.......................................................    15
Section 5.6.       Access to Information..................................................    15
Section 5.7.       Consents, Approvals and Filings........................................    15
Section 5.8.       Submission of Agreement to Shareholders................................    15
Section 5.9.       Acquisition Proposals..................................................    15
Section 5.10.      Fiduciary Duties.......................................................    16
Section 5.11.      Section 15(f) of the 1940 Act..........................................    16
Section 5.12.      Sales Charges..........................................................    16

                                           ARTICLE VI

                 CONDITIONS PRECEDENT TO THE REORGANIZATION...............................    17
Section 6.1.       Conditions Precedent of AFG............................................    17
Section 6.2.       Mutual Conditions......................................................    17
Section 6.3.       Conditions Precedent of TBFI...........................................    18

                                          ARTICLE VII

                 TERMINATION OF AGREEMENT.................................................    19
Section 7.1.       Termination............................................................    19
Section 7.2.       Survival After Termination.............................................    19

                                          ARTICLE VIII

                 MISCELLANEOUS.  .........................................................    20
Section 8.1.       Nonsurvival of Representations and Warranties..........................    20
Section 8.2.       Law Governing..........................................................    20
Section 8.3.       Binding Effect, Persons Benefiting, No Assignment......................    20
Section 8.4.       Obligations of AFG and TBFI............................................    20
Section 8.5.       Amendments.............................................................    20
Section 8.6.       Enforcement............................................................    20
Section 8.7.       Interpretation.........................................................    20
Section 8.8.       Counterparts...........................................................    20
Section 8.9.       Entire Agreement; Schedules............................................    20
Section 8.10.      Notices................................................................    21

Schedule 3.12(a)   -- Contracts
Schedule 6.1(d)    -- Opinion of Counsel to Baird Quality Bond
Schedule 6.2(f)    -- Tax Opinions
Schedule 6.3(d)    -- Opinion of Counsel to AFG

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of December 20, 1995 (this "Agreement"), by and between The Baird Funds, Inc., a Wisconsin corporation ("TBFI"), acting on behalf of Baird Quality Bond Fund ("Baird Quality Bond"), and AIM Funds Group, a Delaware business trust ("AFG"), acting on behalf of AIM Income Fund (the "Portfolio").

                                   WITNESSETH

     WHEREAS, TBFI is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate classes of its shares representing interests in two investment portfolios, including Baird Quality Bond, for sale to the public; and

     WHEREAS, AFG is an investment company registered with the SEC under the Investment Company Act that offers separate classes of its shares representing interests in several investment portfolios, including the Portfolio, for sale to the public; and

     WHEREAS, Baird Quality Bond owns securities in which the Portfolio is permitted to invest; and

     WHEREAS, Baird Quality Bond desires to provide for its reorganization through the transfer of substantially all of its assets to the Portfolio in exchange for shares of the Portfolio issued in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted as a Plan of Reorganization and Liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AFG and TBFI agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Definitions. (a) For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Acquisition Proposal" means, except for the transactions contemplated hereby, any proposal with respect to a merger, reorganization, consolidation, share exchange or similar transaction involving Baird Quality Bond, or any purchase of all or any significant portion of the assets of Baird Quality Bond, or any equity interest in Baird Quality Bond.

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "AFG Registration Statement" means the registration statement on Form N-1A of AFG, as amended, Registration No. 2-27334, that is applicable to the Portfolio.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "AFG" means AIM Funds Group, a Delaware business trust.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "Baird Quality Bond" means Baird Quality Bond Fund, a portfolio of TBFI.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by TBFI on behalf of Baird Quality Bond, or otherwise providing benefits to any current or former employee, officer or director of TBFI.

     "BQB Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "BQB Shareholders" means the holders of record as of the Closing Date of the issued and outstanding shares of the capital stock of Baird Quality Bond.

     "BQB Shareholders Meeting" means a meeting of the shareholders of Baird Quality Bond convened in accordance with applicable law and the articles of incorporation of TBFI to consider and vote upon the approval of this Agreement and the transactions contemplated by this Agreement.

     "BQB Shares" means the issued and outstanding shares of the capital stock of Baird Quality Bond.

     "Closing" means the transfer of the assets of Baird Quality Bond against the delivery of Portfolio Shares directly to the shareholders of Baird Quality Bond as described in Section 2.1 of this Agreement.

     "Closing Date" means March 29, 1996, or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Confidential Information" shall have the meaning set forth in Section 5.2(a) of this Agreement.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of the Portfolio.

     "Effective Time" shall mean 2:00 p.m. Central Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974 as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Agreement.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Portfolio" means AIM Income Fund, an investment portfolio of AFG.

     "Portfolio Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "Portfolio Shares" means Class A Shares of the Portfolio issued by AFG, each representing an interest in the Portfolio.

     "Reorganization" means the acquisition of certain of the assets of Baird Quality Bond by the Portfolio in consideration of the issuance of Portfolio Shares directly to BQB Shareholders as described in this Agreement.

     "Required BQB Shareholder Vote" shall have the meaning set forth in Section
3.19 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including, without limitation, income taxes (including, without limitation, alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "TBFI" means The Baird Funds, Inc., a Wisconsin corporation.

     "Valuation Date" shall have the meaning set forth in Section 2.4 of this Agreement.

                                   ARTICLE II

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Baird Quality Bond. At the Effective Time, all of the assets of Baird Quality Bond, except the Excluded Assets, shall be delivered to the Custodian for the account of the Portfolio, in exchange for, and against delivery by AFG directly to the BQB Shareholders at the opening of business on the Closing Date of a number of Portfolio Shares (including, if applicable, fractional shares rounded to the nearest thousandth) having an aggregate net asset value equal to the net value of the assets of Baird Quality Bond so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, the Portfolio will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2. Computation of Net Asset Value.

     (a) The net asset value of the Portfolio Shares and the net value of the assets of Baird Quality Bond subject to this Agreement shall, in each case, be determined as of the close of business on the NYSE on the Valuation Date.

     (b) The net asset value of the Portfolio Shares shall be computed in the manner set forth in accordance with the policies and procedures of the Portfolio as described in the AFG Registration Statement.

     (c) The net value of the assets of Baird Quality Bond subject to this Agreement shall be computed by AFG and shall be subject to adjustment by the amount, if any, agreed to by TBFI and AFG. In determining the value of the securities transferred by Baird Quality Bond to the Portfolio, each security shall be priced in accordance with the policies and procedures of the Portfolio as described in the AFG Registration Statement. For such purposes, market quotes and the security characteristics relating to establishing such quotes shall be determined by AFG, with the approval of TBFI. Securities for which market quotes are not available shall be valued as mutually agreed by AFG and TBFI, provided that such value is consistent with the pricing procedures adopted by AFG. All computations shall be made by AFG in cooperation with the auditors of AFG and the auditors of TBFI, who will apply certain procedures agreed to by AFG and TBFI to test such computations.

     SECTION 2.3. Excluded Assets. There shall be deducted from the assets of Baird Quality Bond described in Section 2.1 all organizational expenses, any prepaid expenses that would not have value to the Portfolio and

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

cash in an amount estimated by TBFI to be sufficient to pay all the liabilities of Baird Quality Bond, including, without limitation, (i) amounts owed or to be owed to any BQB Shareholder, including declared but unpaid dividends, (ii) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of its business up to and including the Closing Date and
(iii) the costs and expenses incurred by Baird Quality Bond in making and carrying out the transactions contemplated by this Agreement.

     SECTION 2.4. Valuation Date. The assets of Baird Quality Bond and the net asset value per share of the Portfolio Shares shall be valued as of the close of business on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The stock transfer books of Baird Quality Bond will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Baird Quality Bond received in proper form prior to the close of trading on the NYSE on the Valuation Date shall be accepted by Baird Quality Bond. Redemption requests thereafter received by Baird Quality Bond shall be deemed to be redemption requests for Portfolio Shares (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to BQB Shareholders under this Agreement.

     SECTION 2.5. Delivery.

     (a) Assets held by Baird Quality Bond shall be delivered by TBFI to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, TBFI shall instruct Baird Quality Bond's custodian to make such delivery to the Custodian. TBFI shall further instruct Baird Quality Bond's custodian that any trade made by Baird Quality Bond during the three day period before the Closing Date shall settle at the Custodian. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Baird Quality Bond (other than cash held as part of the Excluded Assets) shall be delivered at the Effective Time and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Portfolio at the Custodian.

     (b) If, on the Closing Date, TBFI is unable to make delivery in the manner contemplated by Section 2.5(a) of securities held by Baird Quality Bond for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Baird Quality Bond, its broker or brokers, then, AFG shall waive the delivery requirements of Section 2.5(a) with respect to said undelivered securities, if Baird Quality Bond has delivered to the Custodian by or on the Closing Date and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AFG or the Custodian, including brokers' confirmation slips.

     SECTION 2.6. Dissolution. As soon as reasonably practicable after the Closing Date, Baird Quality Bond shall pay or make provisions for all of its debts, liabilities and taxes and distribute all remaining assets to the BQB Shareholders, and Baird Quality Bond's status as a designated series of shares of TBFI shall be terminated, provided that, in the event that the transactions contemplated herein are not approved by the BQB Shareholders, TBFI shall not be obligated to so terminate Baird Quality Bond's designation as a series of shares.

     SECTION 2.7. Issuance of AFG Shares. At the Closing Date, TBFI shall instruct AFG that the pro rata interest of each of BQB Shareholders of record as of the close of business on the Valuation Date, as certified by Baird Quality Bond's transfer agent, in the Portfolio Shares be registered on the books of AFG in full and fractional shares in the name of each BQB Shareholder, and AFG agrees promptly to comply with said instruction. All issued and outstanding shares of Baird Quality Bond's capital stock shall thereupon be canceled on the books of TBFI. AFG shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AFG shall record on its books the ownership of the Portfolio Shares by BQB Shareholders and shall forward a confirmation of such ownership to the BQB Shareholders. No redemption or repurchase of such shares credited to former BQB Shareholders in respect of Baird Quality Bond shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to AFG for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AFG.

     SECTION 2.8. Investment Securities.

     (a) It is expressly understood that TBFI may hereafter sell any securities owned by Baird Quality Bond in the ordinary course of its business as a diversified, open-end, management investment company. Upon written request by AFG, TBFI shall (i) prior to the Closing Date, dispose of equity securities held by Baird Quality Bond to assure that AFG does not own ten percent (10%) or more of the outstanding voting securities of any issuer as a result of the Reorganization, or (ii) cooperate with and assist AFG in preparing and filing on the Closing Date the notification and report form required by the Hart-Scott-Rodino Antitrust Improvements Act, in which case the Closing shall be delayed until the end of the waiting period prescribed by such act.

     (b) On or prior to the Valuation Date, TBFI shall deliver a list setting forth the securities Baird Quality Bond then owns together with the respective Federal income tax bases thereof. TBFI shall provide to AFG on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to the Portfolio hereunder. Such records shall be made available by TBFI prior to the Valuation Date for inspection by the Treasurer (or his designee) or the auditors of AFG upon reasonable request.

     SECTION 2.9 Liabilities and Expenses. The Portfolio shall not assume any liability of Baird Quality Bond and Baird Quality Bond shall use its reasonable best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF TBFI

     TBFI, on behalf of Baird Quality Bond, represents and warrants to AFG that:

     SECTION 3.1. Incorporation. Qualification and Corporate Authority. TBFI has been duly incorporated and is validly existing and in active status under the laws of the State of Wisconsin with all requisite corporate power and authority to conduct its business as presently conducted.

     SECTION 3.2. Registration and Regulation of TBFI. TBFI is duly registered with the SEC as an investment company under the Investment Company Act and all BQB Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by TBFI to revoke or rescind any such registration or qualification. Baird Quality Bond is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Baird Quality Bond is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of Baird Quality Bond is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Baird Quality Bond and all purchases and redemptions of BQB Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Baird Quality Bond fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated September 30, 1995 of Baird Quality Bond previously delivered to AFG (the "BQB Financial Statements") present fairly in all material respects the financial position of Baird Quality Bond as at the dates indicated and the results of operations and cash flows for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since September 30, 1995, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Baird Quality Bond or the status of Baird Quality Bond as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Baird Quality Bond or occurring in the ordinary course of business of Baird Quality Bond or TBFI. There are no contingent liabilities of Baird Quality Bond not disclosed in the BQB Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5. BQB Shares; Liabilities; Business Operations.

     (a) The BQB Shares have been duly authorized and validly issued and are fully paid and non-assessable (except as provided in Wisconsin Business Corporation Law Section 180.0622(2)(b)).

     (b) There is no plan or intention by the shareholders of Baird Quality Bond who own five percent (5%) or more of the BQB Shares, and to the knowledge of TBFI's management, the remaining BQB Shareholders have no present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Portfolio Shares received by them in connection with the Reorganization that would reduce the BQB Shareholders' ownership of Portfolio Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding BQB Shares as of the same date. For purposes of this representation, BQB Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Portfolio will be treated as outstanding BQB Shares on the date of the Reorganization. Moreover, BQB Shares and Portfolio Shares held by BQB Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for BQB Shares or Portfolio Shares which have been, or will be, redeemed by Baird Quality Bond or the Portfolio in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

     (c) At the time of the Reorganization, Baird Quality Bond shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire BQB Shares, except for the right of investors to acquire BQB Shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations on October 1, 1992 and ending on the Closing Date, Baird Quality Bond will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, Baird Quality Bond will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Portfolio.

     (e) TBFI does not have, and has not had during the six (6) months prior to the date of this Agreement any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Price Waterhouse, LLP, which has reported upon BQB Financial Statements for the period ended September 30, 1995, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by TBFI on behalf of Baird Quality Bond and, assuming this Agreement has been duly executed and delivered by AFG and approved by the BQB Shareholders, constitutes the legal, valid and binding obligation of TBFI, enforceable against TBFI in accordance with its terms from and with respect to the revenues and assets of Baird Quality Bond, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by TBFI on behalf of Baird Quality Bond and performance of its obligations hereunder has been duly authorized by all necessary corporate action on the part of TBFI, other than BQB Shareholder approval, and (i) does not and, on the Closing Date, will not result in any violation of the articles of incorporation or by-laws of TBFI and (ii) does not and, will not on the Closing Date, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Baird Quality Bond (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which TBFI is a party or by which it may be bound and which relates to the assets of Baird Quality Bond or to which any of Baird Quality Bond's properties may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over TBFI or any of Baird Quality Bond's properties. TBFI is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.6 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by TBFI in connection with the due execution and delivery by TBFI of this Agreement and the consummation by TBFI of the transactions contemplated hereby.

     SECTION 3.10. Permits. TBFI has in full force and effect all Federal, state, local and foreign governmental approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Baird Quality Bond, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of TBFI there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of TBFI, has any litigation been overtly threatened in writing or orally, against TBFI before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of TBFI, threatened in writing or, if probable of assertion, orally against TBFI affecting any property, asset, interest, or right of Baird Quality Bond, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Baird Quality Bond. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to TBFI's conduct of the business of Baird Quality Bond affecting in any significant respect the conduct of such business. TBFI is not, and has not been, to the knowledge of TBFI, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Baird Quality Bond.

     SECTION 3.12. Contracts.

     (a) Except for the contracts and agreements listed on Schedule 3.12(a), TBFI is not a party to any material contract, debt arrangement, futures contract, plan, lease, franchise or permit of any kind or nature whatsoever which involves or affects the business of Baird Quality Bond.

     (b) TBFI is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Baird Quality Bond, by which the assets, business, or operations of Baird Quality Bond may be bound or affected, or under which it or the assets, business or operations of Baird Quality Bond receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of TBFI, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Baird Quality Bond has good and marketable title to all properties and assets reflected in the BQB Financial Statements as owned by it, free and clear of all Liens, except as described in the BQB Financial Statements.

     SECTION 3.14. Ineligible Persons. Except as previously disclosed to AFG, neither TBFI nor any "Affiliated Person" of TBFI has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor has any Affiliated Person of TBFI been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Advisors Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act, and, to TBFI's knowledge, there is no proceeding or investigation that is reasonably likely to become the basis for any such disqualification, denial, suspension or revocation.

     SECTION 3.15. Rule 17e-1. TBFI has duly adopted procedures pursuant to Rule 17e-1 under the Investment Company Act, to the extent applicable, and TBFI currently complies and will comply with the requirements of Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, to the extent applicable to Baird Quality Bond.

     SECTION 3.16. Taxes.

     (a) Baird Quality Bond has elected to be treated as a regulated investment company under Subchapter M of the Code. Baird Quality Bond has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (i) insure continued qualification of Baird Quality Bond as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Baird Quality Bond arising by reason of undistributed investment company taxable income or net taxable gain, TBFI will declare to the BQB Shareholders of record on or prior to the Valuation Date, a dividend or dividends that, together with all previous such dividends shall have the effect of distributing (A) all of Baird Quality Bond's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended September 30, 1995 and for the short taxable year beginning on October 1, 1995 and ending on the Closing Date and (B) all of Baird Quality Bond's net capital gains realized in its taxable year ended September 30, 1995 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Baird Quality Bond has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of Baird Quality Bond for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Baird Quality Bond, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Baird Quality Bond is currently being or has been audited since September 30, 1990 with respect to income taxes (and since September 30, 1992 with respect to all other Taxes) by any Federal, state, local, or foreign Tax authority.

     (c) Baird Quality Bond's fiscal year has not been changed for tax purposes since October 1, 1992, the date on which it commenced operations.

     SECTION 3.17. Benefit and Employment Obligations. Baird Quality Bond has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.18. Brokers. No broker, finder or similar intermediary has acted for or on behalf of TBFI or Baird Quality Bond in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with TBFI or any action taken by it.

     SECTION 3.19. Voting Requirements; Dissenter's Rights. The affirmative votes of a majority of the holders of the outstanding BQB Shares (the "Required BQB Shareholder Vote") are the only votes of the holders of any class or series of Baird Quality Bond's capital stock necessary to approve this Agreement and the transactions contemplated by this Agreement. The BQB Shareholders may not exercise dissenter's rights granted under the Wisconsin Business Corporation Law with respect to the Reorganization.

     SECTION 3.20. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.21. Books and Records. The books and records of TBFI relating to Baird Quality Bond, reflecting, among other things, the purchase and sale of BQB Shares by BQB Shareholders, the number of issued and outstanding shares owned by each BQB Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.22. Prospectus. The current prospectus and statement of additional information for Baird Quality Bond as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided however, that no representation or warranty is made with respect to written information provided by AFG for inclusion in the prospectus or statement of additional information of Baird Quality Bond, or any supplement thereto.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF AFG

     AFG, on behalf of the Portfolio, represents and warrants to TBFI as follows:

     SECTION 4.1. Organization; Authority. AFG is duly organized, validly existing and in good standing under the Business Trust Act of the State of Delaware, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AFG and, assuming this Agreement has been duly executed and delivered by TBFI, constitutes the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms from and with respect to the revenues and assets of the Portfolio, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.3. Financial Statements. The books of account and related records of the Portfolio fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements dated December 31, 1994 of the Portfolio previously delivered to TBFI (the "Portfolio Financial Statements") present fairly in all material respects the financial position of the Portfolio as at the dates indicated and the results of operations and cash flows for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since December 31, 1994, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Portfolio or the status of the Portfolio as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Portfolio or occurring in the ordinary course of business of the Portfolio or AFG. There are no contingent liabilities of the Portfolio not disclosed in the Portfolio Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. No Breaches or Defaults. The execution and delivery of this Agreement by AFG and performance by AFG of its obligations hereunder have been duly authorized by all necessary trust action on the part of AFG and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust, as amended, or by-laws, as amended, of AFG and (ii) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Portfolio (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to adversely affect the consummation of the Reorganization) under (A) any indenture, mortgage or loan or any other material agreement or instrument to which AFG is a party or by which it may be bound which relates to the Portfolio or to which any properties of the Portfolio may be subject; (B) any Permit; or
(C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AFG or any of the Portfolio's properties.

     SECTION 4.6. Accountants. KPMG Peat Marwick LLP, which has reported upon the Portfolio Financial Statements for the period ended December 31, 1994, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AFG in connection with the due execution and delivery by AFG of this Agreement and the consummation by AFG of the transactions contemplated hereby.

     SECTION 4.8. Permits. AFG has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Portfolio, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AFG there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.9. No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AFG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AFG before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no legal, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AFG, threatened in writing or, if probable of assertion, orally against AFG affecting any property, asset, interest, or right of the Portfolio, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Portfolio. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AFG's conduct of the business of the Portfolio affecting in any significant respect the conduct of such business. AFG is not, and has not been, to the knowledge of AFG, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Portfolio.

     SECTION 4.10. Ineligible Persons. Neither AFG nor any "Affiliated Person" of AFG has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor has any affiliated person of AFG been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Advisors Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act, and, to AFG's knowledge, there is no proceeding or investigation that is reasonably likely to become the basis for any such disqualification, denial, suspension or revocation.

     SECTION 4.11. Taxes.

     (a) The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code. The Portfolio has qualified as such for each taxable year since inception that has ended prior to the Closing Date.

     (b) The Portfolio has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the financial statements of the Portfolio for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Portfolio, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of the Portfolio is currently being or has been audited since December 31, 1989 with respect to income taxes (and since December 31, 1991 with respect to all other Taxes) by any Federal, state, local, or foreign Tax authority.

     (c) The Portfolio's fiscal year has not been changed for tax purposes since December 31, 1989.

     SECTION 4.12. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AFG or the Portfolio in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AFG or any action taken by AFG.

     SECTION 4.13. Registration and Regulation of Company. AFG is registered with the SEC under the Investment Company Act as an open-end, management, series, investment company and the Portfolio has elected to qualify as a regulated investment company under Section 851 of the Code. The Portfolio is in compliance in all material respects with all applicable laws, rules and regulations, including without limitation the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Portfolio is in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act.

     SECTION 4.14. Registration of Portfolio Shares.

     (a) The shares of beneficial interest of AFG are divided into nine portfolios, including the Portfolio. The Portfolio has two classes of shares, Class A Shares and Class B Shares. Under the Delaware Business Trust Act and its Agreement and Declaration of Trust, as amended, AFG is authorized to issue an unlimited number of shares of any class representing an investment in each of its portfolios, including the Portfolio.

     (b) The Portfolio Shares of AFG to be issued pursuant to Section 2.7 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AFG then in effect.

     (c) The Portfolio Shares to be issued pursuant to Section 2.7 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of the Reorganization, the Portfolio shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Portfolio Shares, except for the right of investors to acquire Portfolio Shares at net asset value in the normal course of its business as an open-ended diversified management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AFG's Registration Statement on Form N-14 shall be furnished to TBFI and BQB Shareholders entitled to vote at the BQB Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Portfolio, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by TBFI for inclusion in the Combined Prospectus/Proxy Statement.

     (e) The shares of the Portfolio which have been or are being offered for sale (other than Portfolio Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AFG Registration Statement then in effect and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AFG to revoke or rescind any such registration or qualification.

     SECTION 4.15. Representations Concerning the Reorganization.

     (a) AFG has no plan or intention to reacquire any of the Portfolio Shares issued in the Reorganization, except to the extent that the Portfolio is required by the Investment Company Act to redeem any of its shares presented for redemption.

     (b) The Portfolio has no plan or intention to sell or otherwise dispose of any of the assets of Baird Quality Bond acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, the Portfolio will continue the "historic business" of Baird Quality Bond (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) or use a significant portion of Baird Quality Bond's historic business assets in a business.

     SECTION 4.16. Prospectus. The current prospectus and statement of additional information for the Portfolio as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                   ARTICLE V

                                   COVENANTS

     SECTION 5.1. Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), TBFI shall conduct the business of Baird Quality Bond only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Baird Quality Bond in the ordinary course in all material respects. Without limiting the generality of the foregoing, TBFI shall not do any of the following with respect to Baird Quality Bond without the prior written consent of AFG, which consent shall not be unreasonably withheld:

          (i) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

          (ii) amend its articles of incorporation or by-laws;

          (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof or any assets that are material, individually or in the aggregate, to Baird Quality Bond taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice and except as permitted under Sections 5.9 and 5.10;

          (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

          (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Baird Quality Bond, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

          (vi) settle or compromise any income tax liability or make any material tax election;

          (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

          (viii) change its methods of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

          (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

          (x) adopt any Benefit Plan.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article VII), AFG shall conduct the business of the Portfolio only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Portfolio in the ordinary course in all material respects.

     SECTION 5.2. Confidentiality and Announcements.

     (a) As used herein, "Confidential Information" means all information, whether oral, written or otherwise (including any information furnished prior to the execution of this Agreement), furnished to AFG, or its directors, officers, partners, affiliates, employees, agents, advisors or representatives (collectively "representatives") by TBFI or Baird Quality Bond or their respective representatives relating to TBFI or Baird Quality Bond, and all reports, analyses, compilations, studies and other materials prepared by AFG or its representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing, reflecting or based upon, in whole or in part, any such information or reflecting its review or view of, or interest in, TBFI or Baird Quality Bond, a possible transaction with TBFI or Baird Quality Bond or the Confidential Information. The term "Confidential Information" does not include information which (i) is or becomes generally available to the public other than as a result of disclosure by AFG, its representatives or anyone to whom AFG or its representatives transmits any Confidential Information, in breach of this Agreement or (ii) is or becomes known or available to AFG on a non-confidential basis from a source (other than TBFI or Baird Quality Bond or their respective representatives) who, insofar as is known to AFG after due inquiry, is not prohibited from transmitting the information to AFG or its representatives by a contractual, legal, fiduciary or other obligation.

     (b) Subject to Section 5.2(c) below, AFG and its representatives shall keep the Confidential Information confidential and shall not, without prior written consent of TBFI disclose, in whole or in part, and will not use, Confidential Information, directly or indirectly, for any purpose other than in connection with evaluating the transaction contemplated by this Agreement. Moreover, AFG shall transmit Confidential Information to its representatives only if and to the extent that such representatives need to know the Confidential Information for the purpose of evaluating such transaction and, prior to being furnished any Confidential Information, are informed by AFG of the confidential nature of the Confidential Information, are provided with a copy of the provisions of this
Section 5.2 and agree to be bound hereby. In any event, AFG shall be responsible for any actions by its representatives which are not in accordance with the provisions hereof. AFG agrees that neither AFG nor its representatives will make inquires of, or conduct any discussions with, any representative of TBFI or Baird Quality Bond regarding the Confidential Information other than with the permission of Marcus C. Low, Jr., Ronald J. Kruszewski or Glen F. Hackmann.

     (c) In the event that AFG, its representatives or anyone to whom AFG or its representatives supply the Confidential Information are requested or required to disclose any Confidential Information, AFG agrees (i) to immediately notify TBFI of the existence, terms and circumstances surrounding such a request, (ii) to consult with TBFI on the advisability of taking legally available steps to resist or narrow the Confidential Information which, in the opinion of its counsel, AFG is legally compelled to disclose and, (iii) to cooperate with any action by TBFI or Baird Quality Bond to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information; provided, however, that this Section 5.2(c) shall not prohibit AFG or its representatives from disclosing Confidential Information that consists of its or their own work product to persons that have a need to know such information in the ordinary course of business.

     (d) Upon termination of this Agreement pursuant to Article VII, and promptly upon request from TBFI thereafter, AFG shall redeliver to TBFI or destroy all tangible Confidential Information and any other tangible material containing, prepared on the basis of, or reflecting any information in the Confidential Information (whether prepared by TBFI or Baird Quality Bond, its advisors or otherwise), and neither AFG nor its representatives will retain any copies, extracts or other reproductions in whole or in part of such tangible material. For purposes of this Agreement, "tangible" Confidential Information shall include, without limitation, information contained in printed, magnetic or other tangible media, or in information storage and retrieval systems. At the request of TBFI, compliance with the foregoing shall be certified in writing to TBFI by an authorized officer supervising the same.

     (e) Notwithstanding the other provisions of this Section 5.2, promptly following execution and delivery of this Agreement, TBFI and AFG shall agree upon and release a mutually acceptable press release and TBFI shall give any and all notices required to be given by law. Except as described in the preceding sentence and as required by law, prior to the Closing Date, none of TBFI, AFG or the parent or any affiliate of either will issue any press release or make any other public statement with respect to this Agreement, without the prior written consent of the other parties, which consent shall not be unreasonably withheld.

     (f) The provisions of this Section 5.2 shall terminate on the closing of the Reorganization.

     SECTION 5.3. Expenses. Baird Quality Bond and the Portfolio shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the

Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. AFG shall give prompt notice to TBFI, and TBFI shall give prompt notice to AFG, of (i) the occurrence or nonoccurrence of any event of which to the knowledge of AFG or to the knowledge of TBFI, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (x) in the case of AFG, Sections 6.1 and 6.2 or (y) in the case of TBFI, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (ii) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6. Access to Information.

     (a) TBFI will, during regular business hours and on reasonable prior notice, allow AFG and its authorized representatives reasonable access to the books and records of TBFI pertaining to the assets of Baird Quality Bond and to employees of TBFI knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of TBFI.

     (b) Any information made available to or obtained by AFG or its authorized representatives pursuant to subsection (a) above, or otherwise in connection with this Agreement, shall be subject to the confidentiality provisions described in Section 5.2 above.

     (c) AFG will, during regular business hours and on reasonable notice, allow TBFI and its authorized representatives reasonable access to the books and records of AFG pertaining to the assets of the Portfolio and to employees of AFG knowledge thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AFG.

     SECTION 5.7. Consents, Approvals and Filings. Each of TBFI and AFG shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of TBFI and AFG shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of TBFI and AFG shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. TBFI shall take all action necessary in accordance with applicable law and its articles of incorporation and by-laws to convene the BQB Shareholders Meeting. TBFI shall, through its Board of Directors, recommend to the BQB Shareholders approval of this Agreement and the other transactions contemplated by this Agreement, except to the extent provided in Section 5.10 hereof. TBFI shall use its reasonable best efforts to hold the BQB Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Acquisition Proposals. TBFI shall not, nor shall it authorize any officer, director or employee of, or any investment banker, attorney or other advisor or representative of TBFI to, directly or indirectly (i) solicit, initiate or encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, and TBFI shall promptly terminate any such discussions with any Person that has expressed or expresses an interest in acquiring Baird Quality Bond or negotiations pending at the date of this Agreement provided, however, TBFI or any officer, director or employee of, or any investment banker, attorney or other adviser or representative of TBFI may, following the receipt of an

Acquisition Proposal that the Board of Directors of TBFI determines in good faith, after consultation with outside counsel, would permit the Board of Directors to take any of the actions referred to in Section 5.10, participate in negotiations regarding such Acquisition Proposal. TBFI shall promptly notify AFG, orally and in writing, of the receipt by it after the date hereof of any Acquisition Proposal or any inquiry from a potential acquiror of Baird Quality Bond which could reasonably be expected to lead to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or inquiry and the identity of the Person making any such Acquisition Proposal or inquiry, except to the extent TBFI's Board of Directors concludes, after consultations with outside counsel, that the disclosure of any such information would be a breach of a duty of confidentiality imposed on TBFI with respect to such information. Subject to the foregoing, TBFI shall keep AFG informed of the status and details of any such Acquisition Proposal or inquiry.

     SECTION 5.10. Fiduciary Duties. The Board of Directors of TBFI shall not
(i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to AFG, its approval or recommendation of this Agreement or the Reorganization,
(ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or (iii) authorize TBFI to enter into any agreement with respect to any Acquisition Proposal, unless TBFI receives an Acquisition Proposal and the Board of Directors of TBFI determines in good faith, after consultation with outside counsel, that in order to comply with its fiduciary duties to the shareholders of Baird Quality Bond under applicable law, the Board of Directors of TBFI should withdraw or modify its approval or recommendation of this Agreement or the Reorganization, approve, recommend or enter into negotiations concerning such Acquisition Proposal, or authorize TBFI to enter into an agreement with respect to such Acquisition Proposal or terminate this Agreement. Nothing contained in this Section 5.10 shall prohibit TBFI from making any disclosure to the BQB Shareholders which, in the good faith and reasonable judgment of the Board of Directors of TBFI based on the advice of outside counsel, is required under applicable law. Notwithstanding any provision of this Agreement to the contrary, any action by the Board of Directors of TBFI permitted by this Section
5.10 shall not constitute a breach of this Agreement by TBFI.

     SECTION 5.11. Section 15(f) of the 1940 Act.

     (a) Each of AFG and TBFI shall use its reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act as it applies to the transactions contemplated by this Agreement.

     (b) AFG shall for a period of not less than three years after the Closing Date, use its reasonable best efforts to assure that no more than 25% of the members of the board of trustees of AFG shall be "interested persons" (as defined in the Investment Company Act) of the investment adviser of Baird Quality Bond or any entity that served as investment advisor to Baird Quality Bond or any Person that before or after the Closing Date was or is an Affiliated Person of any of the foregoing. Without limiting the generality of the foregoing, AFG will not take, recommend or endorse any action that would cause more than 25% of the number of members of its board of trustees to be such "interested persons."

     (c) AFG represents and warrants that there is no express or implied understanding, arrangement or intention on its part to impose an "unfair burden" within the meaning of Section 15(f) of the Investment Company Act on the Portfolio as a result of the transactions contemplated hereby, and that for a period of not less than two years after the Closing Date, it shall not take or recommend any act that would constitute an "unfair burden" on the Portfolio.

     SECTION 5.12. Sales Charges. TBFI shall deliver to AFG on the Closing Date a certificate showing (a) the Remaining Amount and Balance for Interest relating to Asset Based Sales Charges as such terms are used in NASD Notice to Members 93-12 at page 56, and (b) the total sales charges, and the components thereof, paid by Baird Quality Bond shareholders, collected by Baird Quality Bond or paid by Baird Quality Bond in connection with sales of its shares since July 1, 1993.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of AFG. The obligation of AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AFG.

     (a) The representations and warranties of TBFI on behalf of Baird Quality Bond set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) TBFI shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AFG shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of TBFI on behalf of TBFI, in such individual's capacity as an officer of TBFI and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of TBFI certifying as to the accuracy and completeness of the attached articles of incorporation and by-laws, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AFG shall have received the signed opinion of Quarles & Brady, counsel to TBFI, or other counsel reasonably acceptable to AFG, in form and substance reasonably acceptable to counsel for AFG, as to the matters set forth in
Schedule 6.1(d).

     SECTION 6.2. Mutual Conditions. The obligation of TBFI and AFG to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by TBFI and AFG, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by TBFI and AFG shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization and related corporate matters shall have been approved and adopted at the BQB Shareholders Meeting by the shareholders of Baird Blue Chip on the record date by the Required BQB Shareholder Vote.

     (c) The assets of Baird Quality Bond to be acquired by the Portfolio shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Baird Quality Bond immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Baird Quality Bond to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Baird Quality Bond's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of Baird Quality Bond immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AFG with respect to the Portfolio Shares to be issued to BQB Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) TBFI and AFG shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll in form, scope and substance satisfactory to TBFI and AFG, set forth on Schedule 6.2(f).

     (g) The transactions contemplated by that certain Agreement and Plan of Reorganization dated December 20, 1995, between Baird Blue Chip Fund, Inc. and AIM Equity Funds, Inc. acting on behalf of AIM Blue Chip Fund, and that certain Agreement and Plan of Reorganization dated December 20, 1995 between Baird Capital Development Fund, Inc. and AIM Equity Funds, Inc., acting on behalf of AIM Capital Development Fund, shall be consummated on the Closing Date.

     (h) The dividend or dividends described in the last sentence of Section 3.16(b) shall have been declared.

     (i) A I M Advisors, Inc. ("AIM") shall have executed and delivered to TBFI a certificate to the effect that:

          (i) its balance sheet as at December 31, 1994 has been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly reflects the financial condition of AIM as at the date indicated; since December 31, 1994 there has not been any change in AIM's financial condition, assets, liabilities or business that would have a material adverse effect upon its ability to provide investment advisory services to the Portfolio and funds advised by AIM (the "AIM Funds").

          (ii) AIM is, and on the Closing Date shall be, registered as an investment adviser under the Investment Advisers Act, and registered as an investment adviser in all states where it is required to be so registered.

          (iii) AIM is in compliance in all material respects with all laws, rules and regulations applicable to its business of providing investment advisory services to the Portfolio and the AIM Funds, including, without limitation, federal and state securities laws.

          (iv) Neither AIM nor any affiliated person of AIM is ineligible to serve an employee, officer, director, member of an advisory board, investment adviser, depositor or principal underwriter of any investment company registered under the Investment Company Act by reason of any conviction of a felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, and is not subject to any order issued by the SEC under Section 9(b) of the Investment Company Act. To the best of AIM's knowledge, no facts exist with respect to AIM, or any Affiliated Person of AIM, which would form a basis for any such conviction or the issuance of any such order, judgment or decree.

          (v) No litigation, proceeding or governmental investigation or inquiry is pending or, to the best of AIM's knowledge, threatened, against AIM that, if determined against AIM would be reasonably likely to have a material adverse effect on the Portfolio or a material adverse effect on AIM's ability to provide investment advisory services to the Portfolio and the AIM Funds.

     (j) The transactions contemplated by that certain Acquisition Agreement dated December 20, 1995 between Robert W. Baird & Co. Incorporated and A I M Advisors, Inc. shall be consummated on the Closing Date.

     SECTION 6.3. Conditions Precedent of TBFI. The obligation of TBFI to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by TBFI.

     (a) The representations and warranties of AFG on behalf of the Portfolio set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AFG shall have complied with and satisfied in all material respects all agreements and conditions set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) TBFI shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AFG, in such individual's capacity as an officer of AFG and not as an individual, to the effect that the conditions specified in Section 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, of AFG, certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust, as amended, and by-laws, as amended, and resolutions, consents and authorizations with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) TBFI shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, counsel to AFG, or other counsel reasonably acceptable to TBFI, in form and substance reasonably acceptable to counsel for TBFI, as to the matters set forth on Schedule 6.3(d).

                                  ARTICLE VII

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of TBFI and AFG; and

          (ii) at the election of TBFI or AFG:

             (A) if the Closing Date shall not be on or before June 30, 1996, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at BQB Shareholders Meeting or any adjournment thereof, the Required BQB Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable; or

          (iii) by TBFI in the event TBFI receives an Acquisition Proposal and the Board of Directors of TBFI determines in good faith, after consultation with outside counsel, that, in order to comply with its fiduciary duties to the BQB Shareholders under applicable law, the Board of Directors of TBFI should authorize TBFI to terminate this Agreement; or

          (iv) by AFG 45 days following the date on which TBFI first actively participates in any discussions on negotiations regarding, or furnishes to any Person any confidential information with respect to, any Acquisition Proposal, unless prior to the expiration of such 45 day period TBFI notifies AFG that such Acquisition Proposal has been rejected and any such negotiations have been terminated.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect, except for the provisions of Section 5.2 and Section 5.3.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 8.1. Nonsurvival of Representations and Warranties. Except as set forth below, none of the representations, warranties or covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the Closing Date and no party shall, therefore, have any recourse therefor against any other party in connection therewith. This Section
8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing Date.

     SECTION 8.2. Law Governing. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of AFG and TBFI.

     (a) TBFI and AFG hereby acknowledge and agree that the Portfolio is a separate investment portfolio of AFG, that AFG is executing this Agreement on behalf of the Portfolio, and that any amounts payable by AFG under or in connection with this Agreement shall be payable solely from the revenues and assets of the Portfolio. TBFI further acknowledges and agrees that this Agreement has been executed by an authorized officer of AFG in his or her capacity as an officer of AFG intending to bind AFG as provided herein, and that no officer, trustee or shareholder of AFG shall be personally liable for the liabilities or obligations of AFG incurred hereunder.

     (b) TBFI and AFG hereby acknowledge and agree that Baird Quality Bond is a separate investment portfolio of TBFI, that TBFI is executing this Agreement on behalf of Baird Quality Bond and that any amounts payable by TBFI under or in connection with this Agreement shall be payable solely from the revenues and assets of Baird Quality Bond.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by TBFI and AFG.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article III or IV that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AFG:

        AIM Funds Group
        11 Greenway Plaza, Suite 1919
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

        with a copy to: Ballard Spahr Andrews & Ingersoll
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to TBFI:

        The Baird Funds, Inc.
        777 Wisconsin Avenue
        Milwaukee, Wisconsin 53202
        Attn: Glen F. Hackmann, Esq.
        Fax: (414) 765-3662

        with a copy to:

        Quarles & Brady
        411 East Wisconsin Avenue
        Milwaukee, Wisconsin 53202
        Attn: Conrad G. Goodkind, Esq.
        Fax: (414) 271-3552

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            THE BAIRD FUNDS, INC., acting
                                            on behalf of Baird Quality Bond Fund

                                            By: /s/  M. C. LOW, JR.
                                                --------------------------------

                                            AIM FUNDS GROUP, acting
                                            on behalf of AIM Income Fund

                                            By: /s/  ROBERT H. GRAHAM
                                                --------------------------------

                                SCHEDULE 3.12(a)

                        LIST OF CONTRACTS AND AGREEMENTS

 1. Investment Advisory Agreement dated September 16, 1992 between The Baird Funds, Inc. ("TBFI") and Robert W. Baird & Co. Incorporated ("Baird"), for the Quality Bond Fund ("BQB Fund").

 2. Administration Agreement dated October 1, 1992 between TBFI and Fiduciary Management, Inc.

 3.  Distribution Plan of BQB Fund.

 4. Distribution Agreement dated September 16, 1992 between TBFI and Baird for the BQB Fund.

 5. Distribution Assistance Agreement dated September 16, 1992 between TBFI and Baird for the BQB Fund.

 6. Custodian Agreement dated October 1, 1992 between TBFI and Firstar Trust Company ("Firstar").

 7.  Transfer Agent Agreement dated October 1, 1992 between TBFI and Firstar.

 8. Agreement dated September 14, 1994, as amended, among TBFI, Baird Blue Chip Fund, Inc. and Baird Capital Development Fund, Inc. regarding allocation of fidelity bond coverage, pursuant to Rule 17g-1(f) under the Investment Company Act of 1940.

 9.  $1,600,000 Fidelity Bond issued by Reliance Insurance Company.

10.  Articles of Incorporation of TBFI.

11.  Bylaws of TBFI.

                                SCHEDULE 6.1(d)

                           OPINION OF COUNSEL TO TBFI

1. TBFI is a corporation duly incorporated and validly existing under the laws of the State of Wisconsin.

2. TBFI is an open-end, management investment company registered under the Investment Company Act of 1940.

3. The execution, delivery and performance of the Agreement by TBFI have been duly authorized and approved by all requisite corporate action on the part of TBFI. The Agreement has been duly executed and delivered by TBFI and constitutes the valid and binding obligation of Baird Quality Bond.

4. The BQB Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable (subject to Wisconsin Business Corporation Law Section 180.0622(2)(b)).

5. TBFI is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for TBFI or who has devoted substantive attention on behalf of TBFI during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against Baird Quality Bond (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(g)

                                  TAX OPINIONS

     (i) The transfer of the assets of Baird Quality Bond to the Portfolio in exchange for the Portfolio Shares distributed directly to the BQB Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Baird Quality Bond and AFG will each be a "party to a reorganization" within the meaning of 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Baird Quality Bond as a result of such transaction.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of assets of Baird Quality Bond in exchange for Portfolio Shares issued directly to the BQB Shareholders

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by BQB Shareholders on issuance by AFG of Portfolio Shares in exchange for their BQB Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to the Portfolio of the assets of Baird Quality Bond transferred to it will be the same as the basis of such assets in the hands of Baird Quality Bond immediately prior to the exchange.

     (vi) In accordance with Section 358(a) of the Code, a BQB Shareholder's basis for Portfolio Shares issued to such BQB Shareholder pursuant to Section
2.7 of the Agreement ("Issued Shares") will be the same as his basis for BQB Shares.

     (vii) In accordance with Section 1223(1) of the Code, a BQB Shareholder's holding period for Portfolio Shares will be determined by including said BQB Shareholder's holding period for BQB Shares exchanged therefor, provided that BQB Shareholder held such BQB Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Baird Quality Bond transferred to the Portfolio will include the holding period for such assets in the hands of Baird Quality Bond.

     (ix) In accordance with Section 381(a)(2) of the Code, the Portfolio will succeed to and take into account the items of Baird Quality Bond described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Internal Revenue Service regulations thereunder.

                                SCHEDULE 6.3(d)

                           OPINION OF COUNSEL TO AFG

     1. AFG is duly organized and validly existing as a business trust under the Business Trust Law of the State of Delaware.

     2. AFG is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AFG have been duly authorized and approved by all requisite trust action on the part of AFG. The Agreement has been duly executed and delivered by AFG and constitutes the valid and binding obligation of the Portfolio.

     4. The Portfolio Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. AFG is not required to submit any notice, report or other filing with or obtain any authorization consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AFG or who has devoted substantive attention on behalf of AFG during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Portfolio (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                    APPENDIX III

     Reproduced below is a discussion of the performance of AIM Income for the six-month period ended June 30, 1995 that was prepared by its officers and AIM and was included in its Semi-annual Report dated June 30, 1995.

                             DISCUSSION & ANALYSIS

                             ---------------------

    THE FUND GENERALLY INCREASED ITS HOLDINGS OF INTERMEDIATE AND LONG-TERM
                                   SECURITIES
             AS YIELDS EARLY IN THE YEAR WERE VIEWED AS ATTRACTIVE.

                             ---------------------

                   AIM INCOME FUND CAPITALIZES ON BOND MARKET
                       RALLY TO PRODUCE SUPERIOR RETURNS

     Following 1994, when bonds had one of their worst years on record, investors were more than ready for good news.

     The good news came in the form of evidence that the Federal Reserve Board's much-sought "soft landing" for the economy -- slowing growth but not to the point of recession -- was occurring. More than a year after the Fed began trying to slow economic growth to a more sustainable 2.5% annual pace, the results were in. A 2.7% annualized growth rate in the first quarter of 1995 showed the economy had slowed decidedly from the 5.1% annualized rate logged in the fourth quarter of 1994.

     During the second quarter of 1995, economic growth dropped to an annual rate of less than 1%. Markets began to discount the possibility that the Federal Reserve Board would ease short-term interest rates. Even a moderate reduction in interest rates would save corporations and consumers billions of dollars in borrowing costs and help to extend the favorable business cycle.

     News that economic activity was moderating was a tonic for the financial markets. After the Federal Reserve Board's final short-term interest rate hike in February 1995, the Federal Funds rate remained targeted at 6.00%. Longer-term rates began to decline. As of June 30, 1995, for example, the yield on a 30-year U.S. Treasury Bond was 6.62%, down from 7.88% on December 30, 1994. Bond prices rallied. The Lehman Brothers Aggregate Bond Index was up 11.44% for the six-month period. A brief discussion of how interest rates and bond prices interact appears on the opposite page.

     Toward the end of the reporting period, evidence began to mount that the economic slowdown could be both more abrupt and more pronounced than desirable. The word "recession" began to supplant the phrase "soft landing" when the business press attempted to forecast what lay ahead. Economic data seemed contradictory. For example, while the Conference Board, a business research organization, reported a sharp decline in consumer confidence during May, Dun & Bradstreet Corp. found corporate executives more optimistic than they had been earlier in the year. Personal income declined 0.2% during May, but the housing market boomed with sales of new single-family homes up 12.5%.

                           YOUR INVESTMENT PORTFOLIO

     AIM Income Fund thrived in this changing environment.

     The Fund generally increased its holdings of intermediate and long-term securities as yields early in the year were viewed as attractive. The weighted average maturity of portfolio holdings was lengthened to 12 years from less than 10 years as the bond market environment stabilized.

     In addition, because of the significant increase in foreign interest rates in 1994, foreign bonds offered attractive yields and return possibilities. About 25% of holdings were in foreign bonds during the period. Specifically, foreign holdings were allocated to Germany, the United Kingdom, Canada, and Australia.

                                 TOP 5 HOLDINGS
                                (AS OF 6/30/95)

               ISSUER                                                 COUPON     MATURITY
               ------                                                 ------     --------
    1. Indiana Michigan Power Co....................................   9.82%     12/07/22
    2. Province of Manitoba.........................................   7.75%     07/17/16
    3. General Motors Corp..........................................   8.80%     03/01/21
    4. ITT Corp.....................................................   8.85%     07/15/05
    5. Westinghouse Credit Corp.....................................  8.875%     06/14/14

                             OUTLOOK FOR THE FUTURE

     Shortly after the close of the period covered by this report, the Federal Reserve Board lowered the Federal Funds rate by 0.25%. Major banks such as Citibank and Chase Manhattan lowered their prime lending rates from the highest point in more than four years, even as the market speculated whether the Fed's move was an isolated cut or the first in a series of reductions. The Fed, in the past, has not refrained from a policy of easing after a single 0.25% rate cut.

     A more accommodative monetary policy by the Federal Reserve should spur continued growth in the economy. One important message revealed by the bond market's impressive performance so far this year is that investors do not believe inflation is a problem, even with moderate economic growth.

     Fund management believes the bond market can be expected to benefit from the lower and more stable interest rate climate, and therefore will continue to provide shareholders with attractive total returns.

     Rather than trying to determine the future direction of interest rates, Fund management remains committed to its bottom-up investment strategy, which seeks attractive portfolio positions one security at a time. By confining our analysis to individual issues, we can rely on what we know about a particular company and security rather than on a projection about the future. Working within predetermined maturity targets, AIM's fixed-income portfolio managers utilize an ongoing review process that concentrates on the credit and structure of each security and how each security impacts the portfolio.

                            CURRENT YIELD ADVANTAGE
                           30-DAY YIELD AS OF 6/30/95

        6 Month CDs*.........................................................  4.96%
        AIM Income Fund Class A*.............................................  7.36%

---------------

 * 6.88% was the Class B 30-day yield. Performance of Class B shares will differ.

** Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. CD income is calculated using the six-month annualized average monthly CD rate reported by the Federal Reserve Board. Fund shares are not insured and their value will vary with market conditions.

                         AVERAGE ANNUAL TOTAL RETURNS*
                          (AT MAXIMUM OFFERING PRICE)

                    CLASS A SHARES
                    One Year...................................  -12.02%
                    Five Years.................................    5.92%
                    Ten Years..................................    9.31%
                    CLASS B SHARES
                    One Year...................................  -12.72%
                    Since Inception (9/1/93)...................   -9.47%

---------------

*AIM Income Fund Class A shares performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, changes in the net asset value, and deduction of the 4.75% maximum sales charge. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Source: Towers Data Systems HYPO(R).

     The performance of the Fund's Class B shares will differ from that of Class A shares. Class B share performance figures include reinvestment of all dividends and capital gains distributions, changes in net asset value, and deduction of the applicable contingent deferred sales charge for the period involved.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


      MEASUREMENT PERIOD          AIM INCOME     LEHMAN BROS.    LIPPER FIXED
    (FISCAL YEAR COVERED)            FUND         BOND INDEX     INCOME FUNDS
12/84                               $9,520         $10,000         $10,000
12/85                              $11,836         $12,406         $11,798
12/86                              $13,971         $14,457         $13,410
12/87                              $14,050         $14,827         $13,657
12/88                              $15,317         $16,194         $15,037
12/89                              $17,393         $18,477         $16,587
12/90                              $18,027         $19,763         $17,121
12/91                              $21,274         $23,423         $20,419
12/92                              $22,851         $25,457         $22,300
12/93                              $26,366         $28,554         $25,279
12/94                              $24,350         $27,407         $24,060

Past performance cannot guarantee comparable future results.
     Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper General Bond Category represents an average of the performance of all general bond funds charted by Lipper. Source: Lipper Analytical Services, Inc. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of corporate debt securities. Source:
Lehman Brothers. An investment cannot be made in the indexes listed. Index results do not reflect sales charges.

     The relationship between interest rates and the market value of a bond is inverse. As interest rates rise, as they did during 1994, the value of an existing bond generally declines. Investors are less inclined to pay full price for an older bond that yields, for example, 6% when a newer bond yields 9%.

     Conversely, when interest rates fall, as they slowly did during the first half of 1995, the market value of existing bonds generally rises; investors are willing to pay a premium for an older bond yielding 9% if new bonds yield only 6%. This situation is depicted in the accompanying see-saw illustration.

     In general, the longer the maturity of a bond, the more its value will be affected by a change in interest rates. While this translates into the potential for greater volatility in a bond fund that holds relatively long-term bonds, it also translates into the potential for greater long-term reward.

                                                                     APPENDIX IV

     Reproduced below is a discussion of the performance of Baird Bond for its fiscal year ended September 30, 1995, that was prepared by its officers and investment adviser and included in its Annual Report dated November 9, 1995.

          The bond markets staged a remarkable recovery during 1995 after a very difficult 1994. The yield on the benchmark thirty-year Treasury bond, which increased from 6% on 09/30/93 to 7.80% by 09/30/94, fell back to around 6.50% by 09/30/95, the end of the Baird Bond's fiscal year. As a result, the net asset value of Baird Bond, which was $9.00 on 09/30/95, rose to $9.46 on 09/30/95.

          This turnaround in the bond market was sparked by a slowdown in economic growth and a significant improvement in the outlook for inflation. Through most of 1994, the Federal Reserve was pushing interest rates upward out of concern that the economy could be overheating and inflation accelerating. That Fed tightening apparently had the intended impact sooner than anticipated. In 1995, the economy has been growing much slower and the rate of inflation has dropped to around 2% or less. In response to these bullish economic fundamentals, bond prices regained virtually all of the ground lost in 1994.

          The performance of the bond market in the year ahead will depend primarily upon whether the United States economy slips into a recession. Those who project still lower bond yields argue that the United States and the world economy will continue to weaken in 1996. Others argue that the drop in interest rates in 1995 will spark a rebound in business activity. Recent increases in the pace of home sales and housing construction, in response to lower mortgage rates, appear to support the view that the economy is improving somewhat. If so, bond yields may not decline much further.

          Our investment strategy for this economic environment is to emphasize interest income rather than the potential for price appreciation. We expect to keep the average maturity of the fund within the lower half of the intermediate range and to invest primarily in the corporate and Federal agency notes that offer yields well above those of comparable Treasury notes. We also expect to maintain an average quality rating of double A or higher.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

                  Please detach at perforation before mailing.

_______________________________________________________________________________

                             THE BAIRD FUNDS, INC.
                            BAIRD QUALITY BOND FUND
                              REVOCABLE PROXY FOR
                SPECIAL MEETING OF SHAREHOLDERS - MARCH 15, 1996

The undersigned hereby appoints Marcus C. Low, Jr. and Glen F. Hackmann, and each of them individually, as proxy, with full power of substitution, to represent and vote as designated on the reverse side of this card, all shares of the Baird Quality Bond Fund ("Baird Bond"), a portfolio of The Baird Funds, Inc. ("BFI"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of Baird Bond, to be held at the University Club, 924 East Wells Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central Time, on Friday, March 15, 1996, or at any adjournment thereof, with respect to the matters set forth on the reverse side of this card and described in the accompanying Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

IT IS AGREED THAT UNLESS OTHERWISE MARKED HEREON, SAID PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE FOR THE PROPOSAL LISTED ON THE REVERSE HEREOF, AND IN THE DISCRETION OF THE PROXIES, SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   Please sign exactly as name appears on this card. When shares are held by joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If corporation or partnership, sign in entity's name and by authorized person.

                                   ---------------------------------------------
                                                   Signature

                                   ---------------------------------------------
                                           Signature (if held jointly)


                                   Dated: _______________________________, 1996

                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!


               Please detach at perforation before mailing.
-------------------------------------------------------------------------------

                                                 TO VOTE FILL IN BOX COMPLETELY

1. PROPOSAL TO APPROVE an Agreement and Plan
   of Reorganization (the "Agreement") between    FOR     AGAINST      ABSTAIN
   BFI and AIM Funds Group ("AFG") and the
   consummation of the transactions contemplated    / /       / /          / /
   therein (the "Transaction"). Pursuant to the Agreement, substantially all of the assets of Baird Bond will be transferred to AIM Income
   Fund ("AIM Income"), an existing portfolio of AFG. Upon such transfer, AFG will issue
   Class A shares of AIM Income directly to the shareholders of Baird Bond. Shareholders of Baird Bond will receive shares of AIM Income with an aggregate net asset value equal to the aggregate net value of the Baird Bond assets transferred in connection with the Transaction.
   It is expected that the value of each shareholder's account with AIM Income immediately after the Transaction will be the same as the value of such shareholder's account with Baird Bond immediately prior to the Transaction.

2. In their discretion, on such other matters as may properly come before the meeting or any adjournment thereof.


             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                         SHAREHOLDERS VOTE FOR PROPOSAL 1.

                    (TO BE DATED AND SIGNED ON THE REVERSE SIDE)

                                AIM FUNDS GROUP
              SPECIAL PURPOSE STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated February 2, 1996 which may be obtained at no charge by writing AIM Funds Group ("AFG"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046 or by calling (713) 626-1919 in Houston, (800) 347-4246 elsewhere.

  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

  The Statement of Additional Information for AIM Income Fund ("AIM Income") dated May 1, 1995 has been filed with the SEC, is incorporated by reference herein and is attached hereto as Appendix I (the "AIM Income Statement of Additional Information").

  The date of this Statement of Additional Information is February 2, 1996.

                               TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT AFG AND AIM INCOME.............................................  B-2
FINANCIAL INFORMATION.......................................................................  B-2
AFG STATEMENT OF ADDITIONAL INFORMATION............................................... Appendix I
AIM INCOME SEMI-ANNUAL REPORT.........................................................Appendix II
BAIRD BOND ANNUAL REPORT.............................................................Appendix III

                ADDITIONAL INFORMATION ABOUT AFG AND AIM INCOME

  Additional information about AFG and AIM Income is contained in the AIM Income Statement of Additional Information. For more information with respect to AFG and AIM Income concerning the following topics, please refer to the AIM Income Statement of Additional Information as indicated: (i) see the discussion "Introduction" and "General Information About the Trust" for further general and historical information regarding AFG and AIM Income; (ii) see the discussion "Investment Objectives and Policies," "Investment Restrictions," "Repurchase Agreements and Reverse Repurchase Agreements" and "Ratings of Securities" for further information regarding the investment objectives and policies of AIM Income; (iii) see the discussion "Management of the Trust" for further information regarding management of AIM Income; (iv) see the discussion "Investment Advisory and Other Services," "The Distribution Plans" and "The Distributor" for further information regarding investment advisory and other services for AIM Income; (v) see the discussion "Portfolio Transactions and Brokerage" for further information regarding brokerage allocation and other practices relating to AIM Income; (vi) see the discussion "General Information About the Trust" for further information regarding the capital stock of AIM Income; (vii) see the discussion "Purchase, Redemption and Pricing of Securities," "Qualifying for a Reduced Front-End Sales Charge," "Programs and Services for Shareholders" and "Redemptions Paid in Cash" for further information regarding the purchase, redemption and pricing of the AIM Income securities being offered; (viii) see the discussion "Tax Matters" for a discussion of the tax status of AIM Income; (ix) see the discussion "The Distributor" for further information regarding AIM Income's distributor; and (x) see the discussion "Performance Information" for further information regarding the calculation of AIM Income's performance data.

  Information regarding control persons and principal holders of AIM Income's securities is set forth under the discussion "Ownership of Baird Bond and AIM Income Shares" in the Combined Proxy Statement and Prospectus relating to this Statement of Additional Information.

                             FINANCIAL INFORMATION

FINANCIAL INFORMATION FOR AIM INCOME

  The Financial Statements for AIM Income are set forth under the discussion "Financial Statements" in the AIM Income Statement of Additional Information attached hereto as Appendix I. The unaudited interim Financial Statements for AIM Income for the six-month period ended June 30, 1995 are set forth in the Semi-Annual Report of AIM Income, which is incorporated herein and attached hereto as Appendix II.

FINANCIAL INFORMATION FOR BAIRD BOND

The Financial Statements for the Baird Quality Bond Fund ("Baird Bond") for the fiscal year ended September 30, 1995 are set forth in the Annual Report of Baird Bond dated November 9, 1995, which is incorporated herein and attached hereto as Appendix III.

                                                                    APPENDIX I

                                AIM BALANCED FUND
                            AIM GLOBAL UTILITIES FUND
                                 AIM GROWTH FUND
                               AIM HIGH YIELD FUND
                                 AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                              AIM MONEY MARKET FUND
                             AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                    SUPPLEMENT DATED FEBRUARY 2, 1996 TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
        AS REVISED AUGUST 22, 1995 AND SUPPLEMENTED SEPTEMBER 20, 1995,
                     OCTOBER 20, 1995 AND DECEMBER 28, 1995

         This Supplement replaces and incorporates the Supplements dated September 20, 1995, October 20, 1995 and December 28, 1995.

         An additional fundamental investment policy is added for AIM Income Fund on page 25 as follows:

The Fund may not:
       . . . .

         13. Issue senior securities except to the extent permitted by the 1940 Act, including permitted borrowing.

         The Sub-Advisory Agreement among CIGNA Investments, Inc., A I M Advisors, Inc. ("AIM") and AIM Funds Group terminated effective September 20, 1995. As of that date, AIM assumed sole responsibility for providing investment advice to AIM HIGH YIELD FUND.

         The third sentence of the fourth paragraph on page 3 is revised to read in its entirety as follows: "From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders."

         On page 32, Carl Frischling should be designated as a trustee who is an "interested person" of the Trust as defined in the 1940 Act.

         Effective September 25, 1995, the name of AIM GOVERNMENT SECURITIES FUND was changed to AIM INTERMEDIATE GOVERNMENT FUND.

         Effective October 19, 1995, The Bank of New York became the custodian for AIM MUNICIPAL BOND FUND. The address of The Bank of New York is 110 Washington Street, New York, New York 10286.

         The discussion under the caption "Determination of Net Asset Value" beginning on page 49 is revised to reflect that effective January 2, 1996, the net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each business day of a fund. The net asset value per share (or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and the close of trading of the New York Stock Exchange on each business day of the fund. For purposes of determining net asset value per share, futures and options contacts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange.

         Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities

Clearing Corporation by 7:00 p.m. Eastern Time on that day will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM FUND. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received by dealers prior to 12:00 noon or 4:00 p.m. Eastern Time on any business day of the fund will be confirmed at the price next determined.

                                                                STATEMENT OF
                                                          ADDITIONAL INFORMATION



                                AIM FUNDS GROUP


AIM BALANCED FUND                                        AIM INCOME FUND
AIM GLOBAL UTILITIES FUND                                AIM MONEY MARKET FUND
AIM GOVERNMENT SECURITIES FUND                           AIM MUNICIPAL BOND FUND
AIM GROWTH FUND                                          AIM VALUE FUND
AIM HIGH YIELD FUND




                               11 Greenway Plaza
                                   Suite 1919
                           Houston, Texas 77046-1173
                                 (713) 626-1919


                           _________________________



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE
  READ IN CONJUNCTION WITH A PROSPECTUS FOR THE ABOVE-NAMED FUNDS, A COPY OF
         WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING
  A I M DISTRIBUTORS, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739, OR BY
      CALLING (713) 626-1919 (IN HOUSTON) OR (800) 347-4246 (ELSEWHERE)


                           _________________________




         Statement of Additional Information Dated:  May 1, 1995 (as
             revised August 22, 1995) Relating to the Prospectus
                Dated:  May 1, 1995 (as revised June 26, 1995)

                       T A B L E   O F   C O N T E N T S

                                                                                                                     PAGE
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

GENERAL INFORMATION ABOUT THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         The Trust and its Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Total Return Quotations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Yield Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         General Brokerage Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 28(e) Standards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         All Funds except AIM Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         AIM Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         AIM Municipal Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         AIM Global Utilities Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Lending Portfolio Securities:  All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Covered Call Options:  All Funds except AIM Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . .  14
         Short Sales:  AIM Balanced Fund and AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Futures Contracts:  All Funds except AIM Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Options on Futures Contracts:  All Funds except AIM Money Market Fund  . . . . . . . . . . . . . . . . . . .  17
         Risks as to Futures Contracts and Related Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Delayed Delivery Agreements:  All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         When-Issued Securities:  All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         AIM Balanced Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         AIM Global Utilities Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         AIM Government Securities Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         AIM Growth Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         AIM Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         AIM Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         AIM Municipal Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         AIM Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

THE DISTRIBUTION PLANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         AIM High Yield Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

TAX MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

PROGRAMS AND SERVICES FOR SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Dividend Order . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

REDEMPTIONS PAID IN CASH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

DESCRIPTION OF MONEY MARKET INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Money Market Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

MISCELLANEOUS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

RATINGS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1

                                  INTRODUCTION

         AIM Funds Group (the "Trust") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of a fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated May 1, 1995 (as revised June 26, 1995), which relates to all nine of the Trust's portfolios (collectively, the "Funds" and each separately a "Fund"). Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (713) 626-1919 (in Houston) or (800) 347-4246
(elsewhere). Investors must receive a Prospectus before they invest in any Fund.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                      GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

       The Trust was previously organized as a Massachusetts business trust pursuant to a Master Trust Agreement, dated October 30, 1984, as amended. Pursuant to agreements and plans of reorganization, the Funds were reorganized on October 15, 1993 as portfolios of AIM Funds Group, a Delaware business trust. The Trust currently is organized under an Agreement and Declaration of Trust, dated May 5, 1993, as amended (the "Trust Agreement"). Each Fund is a series of shares of the Trust. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

       On October 15, 1993, the Funds (other than AIM BALANCED FUND and AIM MONEY MARKET FUND) succeeded to the assets and assumed the liabilities of the funds with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Massachusetts business trust ("AFG"), pursuant to an Agreement and Plan of Reorganization between the Trust and AFG. Also on October 15, 1993, AIM BALANCED FUND succeeded to the assets and assumed the liabilities of AIM Convertible Securities, Inc., a Maryland corporation ("ACS"), pursuant to an Agreement and Plan of Reorganization between the Trust and ACS. Finally, on October 16, 1993, AIM MONEY MARKET FUND succeeded to the assets and assumed the liabilities of the AIM Cash Fund and AIM Money Market Fund(C) portfolios of AFG and the AIM Money Market Fund portfolio of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization among the Trust, AFG and STIC. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to the Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof) or ACS. However, the historical financial and other information relating to AIM MONEY MARKET FUND does not reflect information prior to October 16, 1993. Pursuant to an Amendment to the Trust Agreement, dated May 1, 1995 AIM UTILITIES FUND changed its name to AIM GLOBAL UTILITIES FUND. Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectus under the captions "Organization of the Trust" and "How to Redeem Shares."

       The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

       Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, except AIM MONEY MARKET FUND, offers two separate classes of shares: Class A shares and Class B shares. AIM MONEY MARKET FUND offers three separate classes of shares: Class A shares, Class B shares and Class C shares. Each such class represents interests in the same portfolio of investments but, as further described in the Prospectus, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund available for distribution.


                            PERFORMANCE INFORMATION

       Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

      Advertising Age                Forbes                     Nation's Business
      Barron's                       Fortune                    New York Times
      Best's Review                  Hartford Courant           Pension World
      Broker World                   Inc.                       Pensions & Investments
      Business Week                  Institutional Investor     Personal Investor
      Changing Times                 Insurance Forum            Philadelphia Inquirer
      Christian Science Monitor      Insurance Week             USA Today
      Consumer Reports               Investor's Daily           U.S. News & World Report
      Economist                      Journal of the American    Wall Street Journal
      FACS of the Week                Society of CLU & ChFC     Washington Post
      Financial Planning             Kiplinger Letter           CNN
      Financial Product News         Money                      CNBC
      Financial Services Week        Mutual Fund Forecaster     PBS
      Financial World

       Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

       Bank Rate Monitor                                     Stanger
       Donoghue's                                            Weisenberger
       Mutual Fund Values (Morningstar)                      Lipper Analytical Services

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

       Standard & Poor's 400 Index
       Standard & Poor's 500 Stock Index                     Bond Buyer Index
       Dow Jones Industrial Average                          NASDAQ
       EAFE Index                                            COFI
       Consumer Price Index                                  First Boston High Yield Index
       Lehman Bond Indices

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasuries
         30 year Treasuries
         90 day Treasury Bills

         Advertising for AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds and for AIM BALANCED FUND may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return, as described in the Prospectus, is as follows:

                                  P(1+T)n=ERV

Where        P    =     a hypothetical initial payment of $1,000.
             T    =     average annual total return (assuming the applicable
                        maximum sales load is deducted at the beginning of the
                        1, 5, or 10 year periods).
             n    =     number of years.

             ERV  =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

       The average annual total returns for each of the named Funds, with respect to its Class A shares, for the one, five and ten year periods (or since inception, if shorter) ended December 31, 1994 were as follows:

                                                                          PERIODS ENDED DECEMBER 31, 1994
                                                                      ---------------------------------------
    CLASS A SHARES:                                                   1 YEAR           5 YEARS       10 YEARS
    --------------                                                    ------           -------       --------
    AIM Balanced Fund (formerly ACS)  . . . . . . . . . . . . .       -9.92%            9.38%         8.23%
    AIM Global Utilities Fund   . . . . . . . . . . . . . . . .      -16.43%            3.98%         9.93%*
    AIM Government Securities Fund  . . . . . . . . . . . . . .       -8.02%            5.29%         6.28%*
    AIM Growth Fund   . . . . . . . . . . . . . . . . . . . . .      -10.23%            3.94%         9.90%
    AIM High Yield Fund   . . . . . . . . . . . . . . . . . . .       -6.34%           11.20%        11.45%
    AIM Income Fund   . . . . . . . . . . . . . . . . . . . . .      -12.02%            5.92%         9.31%
    AIM Municipal Bond Fund   . . . . . . . . . . . . . . . . .       -8.37%            5.89%         9.09%
    AIM Value Fund  . . . . . . . . . . . . . . . . . . . . . .       -2.40%           14.53%        16.03%

         * The inception dates of the Class A shares of AIM GOVERNMENT SECURITIES FUND and AIM GLOBAL UTILITIES FUND were April 28, 1987 and January 18, 1988, respectively.

         The average annual total returns for each of the named Funds, with respect to its Class B shares, for the periods ended December 31, 1994 were as follows:

    CLASS B SHARES:                                             PERIODS ENDED DECEMBER 31, 1994
    ---------------                                             -------------------------------

                                                                 1 YEAR      SINCE INCEPTION**
                                                                 ------      -----------------
    AIM Balanced Fund   . . . . . . . . . . . . . . . .          -10.77%         -10.76%
    AIM Global Utilities Fund   . . . . . . . . . . . .          -16.56%         -15.53%
    AIM Government Securities Fund  . . . . . . . . . .           -8.61%          -5.79%
    AIM Growth Fund   . . . . . . . . . . . . . . . . .          -10.39%          -7.56%
    AIM High Yield Fund   . . . . . . . . . . . . . . .           -6.92%          -1.63%
    AIM Income Fund   . . . . . . . . . . . . . . . . .          -12.72%          -9.47%
    AIM Municipal Bond Fund   . . . . . . . . . . . . .           -9.09%          -4.77%
    AIM Value Fund  . . . . . . . . . . . . . . . . . .           -2.54%          -1.82%

         ** The inception date of the Class B shares of AIM GLOBAL UTILITIES FUND, AIM GOVERNMENT SECURITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND and was September 1, 1993; and the inception date of the Class B shares of AIM BALANCED FUND and AIM VALUE FUND was October 18, 1993.

         The average annual total returns for AIM MONEY MARKET FUND, with respect to its Class A shares, Class B shares and Class C shares, for the year ended December 31, 1994 were -2.43%, -2.38% and 3.42%, respectively; and since inception (October 18, 1993) were -1.62%, -0.87% and 3.22%, respectively.

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                  P(1+U)n=ERV

Where        P    =     a hypothetical initial payment of $1,000.
             U    =     average annual total return assuming payment of only a
                        stated portion of, or none of, the applicable maximum
                        sales load at the beginning of the stated period.
             n    =     number of years.
             ERV  =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the stated period.

       Cumulative total return across a stated period may be calculated as follows:

                                  P(1+V)n=ERV

Where        P    =     a hypothetical initial payment of $1,000.
             V    =     cumulative total return assuming payment of all of, a
                        stated portion of, or none of, the applicable maximum
                        sales load at the beginning of the stated period.
             n    =     number of years.
             ERV  =     ending redeemable value of a hypothetical $1,000
                        payment at the end of the stated period.

YIELD QUOTATIONS

       The standard formula for calculating yield (including tax-equivalent yield for AIM MUNICIPAL BOND FUND) for each Fund except AIM MONEY MARKET FUND, as described in the Prospectus, is as follows:

                       YIELD = 2[((a-b)/(c x d) + 1)6-1]

Where        a    =     dividends and interest earned during a stated 30-day
                        period.  For purposes of this calculation, dividends
                        are accrued rather than recorded on the ex-dividend
                        date.  Interest earned under this formula must
                        generally be calculated based on the yield to maturity
                        of each obligation (or, if more appropriate, based on
                        yield to call date).
             b    =     expenses accrued during period (net of reimbursement).
             c    =     the average daily number of shares outstanding during
                        the period.
             d    =     the maximum offering price per share on the last day of
                        the period.

       Tax-equivalent yield for AIM MUNICIPAL BOND FUND will be calculated by dividing that portion of the yield of the Fund (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion of the yield that is not tax-exempt.

       The yields for each of the named Funds were as follows:

                                                                   30 DAYS ENDED DECEMBER 31, 1994
                                                                  ---------------------------------
                                                                  CLASS A SHARES     CLASS B SHARES
                                                                  --------------     --------------
    AIM Balanced Fund   . . . . . . . . . . . . . . . . . .            3.45%              2.80%
    AIM Global Utilities Fund   . . . . . . . . . . . . . .            3.92%              3.23%
    AIM Government Securities Fund  . . . . . . . . . . . .            7.16%              6.62%
    AIM High Yield Fund   . . . . . . . . . . . . . . . . .           11.30%*            11.02%*
    AIM Income Fund   . . . . . . . . . . . . . . . . . . .            7.86%              7.36%
    AIM Municipal Bond Fund   . . . . . . . . . . . . . . .            5.21%**            4.64%**

       * The relatively high yields in this Fund, like that of other junk bond funds, reflect a substantial premium for the high default risk perceived by the market. Investors should not consider these yields a measure of income potential.

       ** The tax-equivalent yield, assuming a tax rate of 36%, for the Class A shares and Class B shares of AIM MUNICIPAL BOND FUND was 8.14% and 7.25%, respectively.

       The standard formula for calculating annualized yield for AIM MONEY MARKET FUND, as described in the Prospectus, is as follows:

                              Y =  V1 - V0  X  365
                                   -------     ---
                                      V0        7

Where        Y      =     annualized yield.
             V0     =     the value of a hypothetical pre-existing account in
                          the Fund having a balance of one share at the
                          beginning of a stated seven-day period.
             V1     =     the value of such an account at the end of the stated
                          period.

       The annualized yield for each of the Class A, Class B and Class C shares of AIM MONEY MARKET FUND for the 7 days ended December 31, 1994 was 4.87%, 4.04% and 4.85%, respectively.

       The standard formula for calculating effective annualized yield for AIM MONEY MARKET FUND, as described in the Prospectus, is as follows:

                              EY = (Y+1) 365/7 -1

Where        EY     =     effective annualized yield.
              Y     =     annualized yield, as determined above.

       The effective annualized yield for each of the Class A, Class B and Class C shares of AIM MONEY MARKET FUND for the 7 days ended December 31, 1994 was 4.99%, 4.12% and 4.97%, respectively.

       For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical AIM MONEY MARKET FUND account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged, other than non-recurring account or sales charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

       Subject to policies established by the Board of Trustees of the Trust, A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of each Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions, and where applicable, for the negotiation of commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available.

       A portion of the securities in which each Fund invests may be traded in over-the-counter ("OTC") markets, and in such transactions, the Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

       Foreign equity securities may be held by the Fund in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which
evidence a similar ownership arrangement.   Generally, ADRs, in registered
form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

       AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and
(3) the broker's attitude toward and interest in mutual funds in general and in the Funds and other mutual funds advised by AIM (collectively, the "AIM Funds") in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM.

       Subject to the overall objective of obtaining best price and execution for the Funds, AIM may also consider sales of shares of the Funds and of the other AIM Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

       AIM will seek, whenever possible, to recapture for the benefit of each Fund any commissions, fees, brokerage or similar payments paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

       The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Trust, on behalf of each Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other AIM Funds. Also, each Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.

       For the year ended December 31, 1994, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INCOME FUND and AIM VALUE FUND directed certain brokerage transactions to broker-dealers that provided AIM with research, statistical and other information: $4,602,745, $17,012,734, $35,033,004, $1,718,799 and $212,717,697, respectfully. For the same period,
AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INCOME FUND and AIM VALUE FUND paid the following in related brokerage commissions:
$7,677, $34,792, $67,451, $3,494 and $412,146, respectively.

       AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund and one or more of these accounts, and is considered at or about the same time, transactions in such securities will be allocated among the Fund and such accounts in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

       In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

       From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts involved. Procedures pursuant or Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds including the Trust. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

       The increase in the portfolio turnover rate for AIM INCOME FUND from 1993 to 1994 was in response to increases in the prevailing market interest rates, and resulted from AIM's attempt to shorten the Fund's average duration and increase investments in the foreign sector and non-investment grade debt securities. The decrease in the portfolio turnover rate for AIM MUNICIPAL BOND FUND from 1992 to 1993 was due to a change in the investment advisor during 1993.

SECTION 28(e) STANDARDS

       Under Section 28(e) of the Securities Exchange Act of 1934, AIM shall not be deemed to have acted unlawfully or to have breached its fiduciary duty solely because under certain circumstances it has caused an account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion," and that the services provided by a broker provide AIM with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

       Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's own research (and the research of sub-advisors to other clients of AIM), and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

       The outside research assistance is useful to AIM since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, this research provides AIM with a diverse perspective on financial markets. Research services which are provided to AIM by brokers are available for the benefit of all accounts managed or advised by AIM or by sub-advisors to accounts managed or advised by AIM. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to AIM in advising clients other than the Funds. Similarly, any research services received by AIM through the placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Funds. AIM is of the opinion that this material is beneficial in supplementing AIM's research and analysis and therefore it may benefit the Funds by improving the quality of AIM's investment advice. The advisory fees paid by the Funds are not reduced because AIM receives such services.

       Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds.

       With respect to AIM GOVERNMENT SECURITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND, purchases and sales of portfolio securities are generally transacted with the issuer or a primary market maker for the securities on a net basis, without any brokerage commission being paid by the Funds for such purchases. Purchases and sales of certain portfolio securities for AIM BALANCED FUND are transacted on a net basis, without any brokerage commission being paid by the Fund. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales for AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND generally involve a broker, and purchases and sales for AIM BALANCED FUND often involve a broker, and consequently involve the payment of commissions.

       Due to the beneficial ownership of CIGNA Corporation ("CIGNA") voting stock by Sanford C. Bernstein & Co., Inc. ("SCB"), CIGNA may be deemed to be an affiliated person of SCB pursuant to the provisions of the 1940 Act. As long as CIGNA may be deemed to be an affiliated person of SCB and as long as CIGNA Investments, Inc. ("CII") serves as investment sub-advisor, AIM HIGH YIELD FUND will not engage in any transaction with SCB when it is acting for its own account and will engage in brokerage transactions with SCB only under circumstances where the commission, spread or profit received by SCB is fair and reasonable pursuant to rules established by the SEC and procedures adopted and monitored by the Board of Trustees of the Trust. Except as described below, during 1994 none of the Funds paid brokerage commissions to SCB.

       During 1994, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND paid brokerage commissions of $985, $3,600, $4,638 and $97,051, respectively, to SCB. This amount of brokerage commissions represented 1.15%, 0.45%, 0.58% and 1.47%, respectively, of the aggregate of brokerage and underwriting commissions paid by the Funds in 1994 and represented less than 0.01% of the total value of each Fund's portfolio transactions which involved brokerage or underwriting commissions.

       No dealer affiliated with CII, other than CIGNA Securities, Inc. and CIGNA Capital Brokerage, Inc., sold shares of the Funds during 1994, and neither CIGNA Securities, Inc., CIGNA Capital Brokerage, Inc. nor CII received any compensation, either directly or indirectly, arising from portfolio transactions of the Funds.

       As of December 31, 1994, AIM MONEY MARKET FUND held an amount of commercial paper issued by Merrill Lynch & Co. Inc. which represented 5.06% of the Fund's assets. Merrill Lynch & Co. Inc. is a regular broker of the Trust, as defined in Rule 10b-1 under the 1940 Act.

       Except as noted, the Trust does not utilize an affiliated broker or dealer in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions or underwriting concessions (or both) paid by each of the Funds listed below were as follows for the years ended December 31, 1994, 1993 and 1992.

                                                                                  SIX MONTHS      SIX MONTHS
                                                                                     ENDED           ENDED
                                                                                 DECEMBER 31,      JUNE 30,
              FUND                                  1994             1993            1992            1992
              ----                                  ----             ----        ------------     ----------
                                                   (000)            (000)            (000)           (000)
AIM Global Utilities Fund . . . . . . . . .        $  799            $  729          $  573         $   62
AIM Government Securities Fund  . . . . . .           -0-               -0-             -0-            -0-
AIM Growth Fund . . . . . . . . . . . . . .           803               880             442            203
AIM High Yield Fund . . . . . . . . . . . .           -0-               -0-             -0-            -0-
AIM Income Fund . . . . . . . . . . . . . .           106               -0-             -0-            -0-
AIM Municipal Bond Fund . . . . . . . . . .           -0-               -0-             -0-            -0-
AIM Value Fund  . . . . . . . . . . . . . .         6,611             3,075             820            163

         AIM BALANCED FUND (formerly ACS) paid brokerage commissions or underwriting commissions (or both) for the year ended December 31, 1994 in the amount of $85,610 for the four-month period ended December 31, 1993 in the aggregate amount of $10,867, and for the years ended August 31, 1993 and 1992 in the amounts of $38,185 and $37,039, respectively.

         Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Funds from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Funds have obtained an order of exemption from the SEC which permits them to engage in certain transactions with such 5% holder if the Funds comply with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflict of interest.

                       INVESTMENT OBJECTIVES AND POLICIES

         For a general discussion of the investment objective(s) and policies of each Fund, see the sections entitled "Investment Objectives" and "Investment Programs" in the Prospectus.

ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND invest in securities traded in the over-the-counter market or listed on a national securities exchange, while AIM GOVERNMENT SECURITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND generally acquire bonds in new offerings or in principal trades with broker-dealers. AIM BALANCED FUND, investing in both equity and debt securities, acquires securities in the over-the-counter market and those traded on national securities exchanges, and acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Funds do not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security.

         The Funds may invest in high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations and repurchase agreements, pending investment in portfolio securities or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. Such investments generally are the type in which AIM MONEY MARKET FUND invests, generally will have maturities of 60 days or less and normally are held to maturity. See "Description of Money Market Instruments." The underlying securities that are subject to a repurchase agreement will be "marked-to-market" on a daily basis so that the Fund's investment advisor can determine the value of the securities in relation to the amount of the repurchase agreement.

         U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities. A Fund may acquire participation interests in pools of mortgages sold by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         U.S. Government securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

AIM MONEY MARKET FUND

         The types of money market instruments in which the Fund presently invests are listed under "Description of Money Market Instruments" in the Prospectus and this Statement of Additional Information. If the trustees determine that it may be advantageous to invest in other types of money market instruments, the Fund may invest in such instruments, if it is permitted to do so by its investment objectives, policies and restrictions.

         The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objectives, policies and restrictions.

         The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the following: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; authorizing redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be greater or less than $1.00 per share. If the trustees deem it inadvisable to continue the practice of maintaining a net asset value of $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

         Any increase in the value of a shareholder's investment in the Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

AIM MUNICIPAL BOND FUND

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

         The Fund invests in securities representing a number of different investment classifications. In addition, there are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on various factors.

AIM HIGH YIELD FUND

         The Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund;
(b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis. The Fund does not expect to invest more than 5% of the value of its total assets in issues, other than preferred stocks, of the type discussed in this paragraph.

AIM GLOBAL UTILITIES FUND

         The Fund does not currently intend to invest in warrants.

         DESCRIPTION OF THE UTILITIES INDUSTRY

         Electric Utility Industry. Electric utilities are heavily regulated. Local rates are subject to the review of state commissions, and sales either between companies or that cross state lines are subject to review by the Federal Energy Regulatory Commission. The industry is also subject to regulation by the SEC under the Public Utility Holding Company Act of 1935. In addition, companies constructing or operating nuclear powered generating stations are subject to extensive regulation by the Nuclear Regulatory Commission.

         Electric utility companies are also subject to extensive local regulation in environmental and site location matters. Future legislation with regard to the issues of acid rain and toxic and radioactive wastes could have a significant impact on the manner in which utility companies conduct their business, and the costs that they incur. Since the late 1970s, investor-owned utilities have experienced a number of unfavorable regulatory trends, including increased regulatory resistance to price increases and new legislation encouraging competition.

         Natural Gas Industry. The natural gas industry is comprised primarily of many small distribution companies and a few large interstate pipeline companies. The Public Utility Holding Company Act of 1935 has generally acted as a bar to the consolidation of pipeline and distribution companies. Regulation of these companies is similar to that of electric companies. The performance of natural gas utilities may also be substantially affected by fluctuations in energy prices.

         Communications Industry. Most of the communications industry capacity is concentrated in the hands of a few very large publicly-held companies, unlike the situation in the electric and gas industries. Significant risks for the investor to overcome still exist, however, including risk relating to pricing at marginal versus embedded cost. New entrants may have lower costs of material due to newer technologies or lower standards of reliability than those heretofore imposed by American Telephone & Telegraph ("AT&T") on the industry. Accordingly, the marginal cost of incremental service is much lower than the costs embedded in an existing network. Communications companies are not subject to the Public Utility Holding Company Act of 1935.

         Interstate communications service may be subject to Federal Communications Commission regulation. Local service may be regulated by the states. In addition, AT&T and its former subsidiaries are still subject to judicial review pursuant to the settlement of the antitrust case brought against them by the Department of Justice.

         Water Utility Industry. The water utility industry is composed of regulated public utilities that are involved in the distribution of drinking water to densely populated areas. The industry is geographically diverse and subject to the same rate base and rate of return regulations as are other public utilities. Demand for water is most heavily influenced by the local weather, population growth in the service area and new construction. Supplies of clean, drinkable water are limited and are primarily a function of the amount of past rainfall.

         Other. In addition to the particular types of utilities industries described above, the Fund may invest in developing utility technology companies (such as cellular telephone, fiber optics and satellite communications firms) and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues.

LENDING PORTFOLIO SECURITIES:  ALL FUNDS

         Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

COVERED CALL OPTIONS:  ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         Each Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by a Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When a Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, a Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, a Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which a Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written. A Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.

SHORT SALES:  AIM BALANCED FUND AND AIM HIGH YIELD FUND

         Each of AIM BALANCED FUND and AIM HIGH YIELD FUND may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with State Street Bank and Trust Company ("State Street") an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

         Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

         A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

FUTURES CONTRACTS:  ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with a Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         A Fund may also sell stock index futures contracts and interest rate futures contracts as a hedge against adverse changes in the market value of its portfolio securities as described below. A Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Fund's securities portfolio that might otherwise result.

         A description of the various types of futures contracts utilized by certain Funds and the identification of those Funds whose investment policies permit such investments is as follows:

         Stock Index Futures Contracts - AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND and AIM VALUE FUND ("Equity Funds")

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index and the Value Line Stock Index.

         The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of an index.

         An Equity Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which an Equity Fund intends to purchase. When an Equity Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of an Equity Fund's portfolio of securities, the Fund may sell stock index futures contracts.

         Interest Rate Futures Contracts - AIM BALANCED FUND, AIM GOVERNMENT SECURITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND ("Debt Funds")

         An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

         A Debt Fund will only enter into interest rate futures contracts for the purpose of hedging debt securities in its portfolio or the value of debt securities which the Fund intends to purchase. For example, if the Debt Fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, the Debt Fund held cash reserves and interest rates were expected to decline, the Debt Fund might purchase interest rate futures contracts.

         Foreign Currency Futures Contracts - All Funds (except AIM GOVERNMENT SECURITIES FUND, AIM MONEY MARKET FUND and AIM MUNICIPAL BOND FUND)

         Futures contracts may also be used to hedge the risk of changes in the exchange rate of foreign currencies.

OPTIONS ON FUTURES CONTRACTS:  ALL FUNDS EXCEPT AIM MONEY MARKET FUND

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         A Fund may purchase and sell put and call options on futures contracts to hedge against adverse changes in the market value of its portfolio securities. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by a Fund is also subject to AIM's ability to predict correctly movements in the direction of the stock market (Equity Funds), of interest rates (Debt Funds) or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Funds' intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

DELAYED DELIVERY AGREEMENTS:  ALL FUNDS

         Delayed delivery agreements involve commitments by a Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund. To assure that a Fund will be as fully invested as possible in instruments meeting the Fund's investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, a Fund will segregate high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of a Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to a Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material, or if it affects the stable net asset value of AIM MONEY MARKET FUND.

WHEN-ISSUED SECURITIES:  ALL FUNDS

         Many new issues of securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of a Fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If a Fund purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by segregating assets in the same fashion as required for a delayed delivery agreement. Such segregated assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then-available cash flow, by sale of the segregated assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.


                            INVESTMENT RESTRICTIONS

         Each Fund is subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

AIM BALANCED FUND

         The Fund may not:

                 1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except U.S. Government securities or securities issued by its agencies and instrumentalities).

                 2. Concentrate 25% or more of its investments in a particular industry.

                 3. Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities.

                 4. Purchase or sell commodity contracts, except that the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements.

                 5. Purchase or sell real estate (except that this restriction does not preclude investments in companies engaged in real estate activities or in real estate investment trusts or in securities secured by real estate).

                 6. Borrow money or pledge its assets except that the Fund may enter into reverse repurchase agreements and except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 33-1/3% of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may pledge amounts of up to 33-1/3% of its total assets to secure such borrowings. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

                 7. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short- term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 8. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM GLOBAL UTILITIES FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer.

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund.

                 3. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 4.  Act as a securities underwriter.

                 5. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 6. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 7. Invest in puts, straddles, spreads or any combination thereof, except, however, that the Fund may write covered call options and purchase and sell options on stock index futures contracts and options on stock indices.

                 8. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon for hedging purposes.

                 9. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 10. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM GOVERNMENT SECURITIES FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus).

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund (except U.S. Government securities including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus).

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

                 9. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 11. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM GROWTH FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities).

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

                 8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may invest in financial futures and options thereon for hedging purposes and may sell covered call options.

                 9. Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 11. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM HIGH YIELD FUND

         The Fund may not:

                 1. Borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

                 2. Make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

                 3. Purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts.

                 4.  Act as a securities underwriter.

                 5. Purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon.

                 6. With respect to 75% of the value of its total assets, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

                 7. Concentrate 25% or more of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry. Gas, electric, water and telephone companies as well as banks, credit institutions, and insurance companies will be considered to be in separate industries.

                 8. Make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets, and except that the Fund may enter into repurchase agreements.

                 9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 10. Invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities, and may sell covered call options.

                 11. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM INCOME FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities).

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow, except that the Fund may enter into financial futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

                 9. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 11. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

                 12. Invest in securities with unlimited liability except for assessability allowed by statutes with respect to wages.

AIM MONEY MARKET FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except to the extent permitted by Rule 2a-7 under the 1940 Act, as amended from time to time.

                 2. Concentrate 25% or more of its investments in a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and obligations of domestic banks.

                 3. Pledge, mortgage or hypothecate more than 33-1/3% of the total assets of the Fund, except that reverse repurchase agreements and loans of portfolio securities are not deemed to involve pledging, mortgaging or hypothecating assets.

                 4. Purchase securities on margin or make short sales of securities, except as is necessary for the clearance of purchases and sales of securities.

                 5. Underwrite securities (except to the extent that the purchase of securities either directly from the issuer or from an underwriter for an issuer and the later disposition of such securities may be deemed an underwriting).

                 6. Make loans, except it may purchase instruments and securities permitted by the investment objectives and policies, it may invest in reverse repurchase agreements, and it may loan portfolio securities in an amount equal to one-third of its total assets.

                 7. Borrow money or issue senior securities (which term shall not include delayed delivery and when- issued securities) except as a temporary measure for extraordinary or emergency purposes and except that the Fund may enter into reverse repurchase agreements in amounts, inclusive of all borrowings, up to one-third of the value of the Fund's total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) at the time it enters into such agreements. The Fund will not purchase portfolio securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts or calls or engage in arbitrage transactions.

                 9.  Buy or sell commodities or commodity futures contracts.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.

                 11. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM MUNICIPAL BOND FUND

         The Fund may not:

                 1. Invest less than 65% of its total assets in securities other than municipal bonds.

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities). For the purpose of this restriction and that set forth in restriction 3, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer.

                 3. Purchase the securities of any issuer if such purchase would cause more than 10% of the debt obligations of such issuer to be held by the Fund.

                 4. Purchase securities if such purchase would cause, at the time of purchase, 25% or more of total Fund assets to be invested in any one industry. Investment in municipal bonds and obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities does not involve investment in any industry.

                 5. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon and municipal bond index futures contracts.

                 6. Act as a securities underwriter except to the extent that it may be deemed to be an underwriter under the Securities Act of 1933 when purchasing or selling a portfolio security.

                 7. Make loans, except that it may purchase debt instruments, including repurchase agreements maturing within seven days, as permitted by the investment objective and policies of the Fund, and except that it may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets.

                 8. Borrow, except that the Fund may enter into financial futures contracts and municipal bond index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial or a municipal bond index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

                 9. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

                 10. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon and municipal bond index futures contracts.

                 11. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 12. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

AIM VALUE FUND

         The Fund may not:

                 1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities).

                 2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund.

                 3. Concentrate 25% or more of its investments in a particular industry.

                 4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

                 5.  Act as a securities underwriter.

                 6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

                 7. Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

                 8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may invest in financial futures and options thereon for hedging purposes and may sell covered call options.

                 9. Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

                 10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

                 11. Acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to its trustees pursuant to any deferred compensation plan existing at any time between the Trust and its trustees.

         In order to permit the sale of the Funds' shares in certain states, the Funds may from time to time make commitments that are more restrictive than the restrictions described above. For example, as of the date of this Statement of Additional Information, (1) each of the Funds has undertaken that it will not invest more than 15% of its average net assets at the time of purchase in investments which are not readily marketable (Texas); (2) AIM BALANCED FUND, AIM GROWTH FUND and AIM VALUE FUND have undertaken that each Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of its net assets, and that included within that amount (but not to exceed 2% of the value of net assets) may be warrants which are not listed on the New York or American stock exchanges (Texas); (3) AIM HIGH YIELD FUND has undertaken that it will notify shareholders in writing at least 30 days prior to any change in its investment objective (Arizona, Kentucky and South Dakota); (4) each of the Funds will comply with California Rule 260.140.85(b) by purchasing and selling only financial futures contracts, options on financial futures contracts and municipal bond index futures contracts which are listed on national securities or commodities exchanges, by limiting the aggregate premiums paid on all such options held at any one time to less than 20% of each Fund's net assets and by limiting the aggregate margin deposits required on all such futures contracts or options thereon to less than 5% of each Fund's total assets; (5) no Fund will exercise its right to redeem shareholder accounts of less than $500 unless the account balance falls below $500 as a result of shareholder action and not as a result of market fluctuation (Texas); (6) AIM BALANCED FUND and AIM VALUE FUND will comply with Texas Rule 123.2(6), and follow SEC guidelines, that provide that loans of their portfolio securities will be fully collateralized; and (7) each of the Funds will comply with Texas Rule 123.2(4) and not issue shares for any consideration other than cash. These restrictions are not fundamental and may be changed by the trustees without shareholder approval.

         In accordance with the requirements of the Texas State Securities Board, the Funds will not purchase or sell real estate (including limited partnership interests) and shall not invest in oil, gas or mineral leases. In addition, none of the Funds intends to: (1) purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's aggregate investments in all such companies taken at cost to exceed 5% of the Fund's total assets taken at market value; (2) invest for the purpose of influencing management or exercising control; or (3) purchase or retain the securities of any issuer if those officers and trustees of the Trust or officers and directors of its investment advisor who own beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. These restrictions are not fundamental and may be changed by the trustees without shareholder approval.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of February 8, 1995, the trustees and officers of the Trust as a group owned less than 1% of all classes of outstanding shares of the Trust; except that the trustees and officers as a group owned 1.03% of the outstanding Class C shares of AIM MONEY MARKET FUND.

         To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Trust's equity securities as of January 31, 1995 and the amount of the outstanding shares held by such holders are set forth below:

                                                                                                   Percent
                                                                                                  Owned of
                                                                                 Percent           Record
                                                 Name and Address               Owned of             and
Fund                                                 of Owner                    Record*         Beneficially
----                                          ---------------------             --------         ------------
AIM Balanced Fund -                           Merrill Lynch, Pierce,               7.7%                -0-%
     Class A shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

     Class B shares                           Merrill Lynch, Pierce,               6.0%                -0-%
                                              Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

AIM Global Utilities Fund -                   Merrill Lynch, Pierce,               7.0%                -0-%
     Class B shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286





__________________________________

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                   Percent
                                                                                                  Owned of
                                                                                 Percent           Record
                                                 Name and Address               Owned of             and
Fund                                                 of Owner                    Record*         Beneficially
----                                          ---------------------             --------         ------------
AIM Government Securities Fund -              Merrill Lynch, Pierce,               6.0%                -0-%
     Class A shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

     Class B shares                           Merrill Lynch, Pierce,               5.2%                -0-%
                                              Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

AIM Growth Fund -                             Merrill Lynch, Pierce,               13.0%               -0-%
     Class B shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

AIM High Yield Fund -                         Merrill Lynch, Pierce,               5.6%                -0-%
     Class A shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

     Class B shares                           Merrill Lynch, Pierce,               10.9%               -0-%
                                              Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

AIM Income Fund -                             Merrill Lynch, Pierce,               7.2%                -0-%
     Class B shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

AIM Value Fund -                              Merrill Lynch, Pierce,               13.4%               -0-%
     Class A shares                           Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286



____________________________

* The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                   Percent
                                                                                                   Owned of
                                                                                 Percent            Record
                                                 Name and Address               Owned of             and
Fund                                                 of Owner                    Record*         Beneficially
----                                          ---------------------             --------         ------------
     Class B shares                           Merrill Lynch, Pierce,               14.9%               -0-%
                                              Fenner & Smith
                                              Mutual Fund Operations
                                              P. O. Box 45286
                                              Jacksonville, FL  32232-5286

         __________________________________

         * The Trust has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.

         *CHARLES T. BAUER, Trustee and Chairman (76)

         Director, Chairman and Chief Executive Officer, A I M Management Group Inc.; Chairman of the Board of Directors, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Director, AIM Global Advisors Limited, A I M Global Management Company Limited and AIM Global Ventures Co.

         BRUCE L. CROCKETT, Trustee (51)
         COMSAT Corporation
         6560 Rock Spring Drive
         Bethesda, MD  20817

         Director, President and Chief Executive Officer, COMSAT Corporation (includes COMSAT World Systems, COMSAT Mobile Communications, COMSAT Video Enterprises, COMSAT RSI and COMSAT International Ventures). Previously, President and Chief Operating Officer, COMSAT Corporation; President, World Systems Division, COMSAT Corporation; and Chairman, Board of Governors of INTELSAT; (each of the COMSAT companies listed above is an international communication, information and entertainment-distribution services company).





__________________________________

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

         OWEN DALY II, Trustee (70)
         6 Blythewood Road
         Baltimore, MD 21210

         Director, Cortland Trust Inc. (investment company). Formerly, Director, CF & I Steel Corp., Monumental Life Insurance Company and Monumental General Insurance Company; and Chairman of the Board of Equitable
Bancorporation.

         **CARL FRISCHLING, Trustee (58)
         919 Third Avenue
         New York, NY  10022

         Partner, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel (law firm). Formerly Partner, Reid & Priest (law firm); and prior thereto, Partner, Spengler Carlson Gubar Brodsky & Frischling (law firm).

         *ROBERT H. GRAHAM, Trustee and President (48)

         Director, President and Chief Operating Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Executive Vice President, A I M Distributors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Fund Services, Inc., A I M Global Associates, Inc., A I M Global Holdings, Inc., AIM Global Ventures Co., A I M Institutional Fund Services, Inc. and Fund Management Company; and Senior Vice President, AIM Global Advisors Limited.

         JOHN F. KROEGER, Trustee (71)
         24875 Swan Road -- Martingham
         Box 464
         St. Michaels, MD 21663

         Director, Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Equity Partners Fund, Inc., Total Return U.S. Treasury Fund, Inc., Flag Investors Intermediate Term Income Fund, Inc., Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and North American Government Bond Fund, Inc. (investment companies). Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm).

         LEWIS F. PENNOCK, Trustee (52)
         6363 Woodway, Suite 825
         Houston, TX 77057

         Attorney in private practice in Houston, Texas.




__________________________

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

         IAN W. ROBINSON, Trustee (72)
         183 River Drive
         Tequesta, FL 33469

         Formerly, Executive Vice President and Chief Financial Officer, Bell Atlantic Management Services, Inc. (provider of centralized management services to telephone companies); Executive Vice President, Bell Atlantic Corporation (parent of seven telephone companies); and Vice President and Chief Financial Officer, Bell Telephone Company of Pennsylvania and Diamond State Telephone Company.

         LOUIS S. SKLAR, Trustee (55)
         Transco Tower, 50th Floor
         2800 Post Oak Blvd.
         Houston, TX  77056

         Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development).

      ***JOHN J. ARTHUR, Senior Vice President and Treasurer (50)

         Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice President and Treasurer, A I M Management Group Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; and Vice President, AIM
Global Advisors Limited, A I M Global Associates, Inc., A I M Global Holdings, Inc., and AIM Global Ventures Co.

         GARY T. CRUM, Senior Vice President (47)

         Director and President, A I M Capital Management, Inc.; Director and Senior Vice President, A I M Management Group Inc., A I M Advisors, Inc.,
A I M Global Associates, Inc., A I M Global Holdings, Inc., AIM Global Ventures Co.; Director, A I M Distributors, Inc.; Senior Vice President, AIM Global Advisors Limited.

      ***CAROL F. RELIHAN, Vice President and Secretary (40)

        Vice President, General Counsel and Secretary, A I M Management Group Inc., A I M Advisors, Inc., A I M Fund Services, Inc., A I M Institutional Fund Services, Inc. and Fund Management Company; Vice President and Secretary, A I M Distributors, Inc., A I M Global Associates, Inc., and A I M Global Holdings, Inc.; Vice President and Assistant Secretary, AIM Global Advisors Limited and AIM Global Ventures Co.; and Secretary, A I M Capital Management, Inc.

         DANA R. SUTTON, Vice President and Assistant Treasurer (36)

         Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice President and Assistant Treasurer, Fund Management Company.


_______________________

*** Mr. Arthur and Ms. Relihan are married.

         ROBERT G. ALLEY, Vice President (46)

         Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc. Formerly, Senior Fixed Income Money Manager, Waddell and Reed, Inc.

         STUART W. COCO, Vice President (39)

         Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.

         MELVILLE B. COX, Vice President (51)

         Vice President, A I M Advisors, Inc., A I M Capital Management, Inc., A I M Fund Services, Inc. and A I M Institutional Fund Services, Inc.; and Assistant Vice President, A I M Distributors, Inc. and Fund Management Company. Formerly, Vice President, Charles Schwab & Co., Inc.; Assistant Secretary, Charles Schwab Family of Funds and Schwab Investments; Chief Compliance Officer, Charles Schwab Investment Management, Inc.; and Vice President, Integrated Resources Life Insurance Co. and Capitol Life Insurance Co.

         KAREN DUNN KELLEY, Vice President (34)

         Director, A I M Global Management Company Limited; Senior Vice President, A I M Capital Management, Inc. and AIM Global Advisors Limited; and Vice President, A I M Advisors, Inc. and AIM Global Ventures Co.

         JONATHAN C. SCHOOLAR, Vice President (33)

         Director and Senior Vice President, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with the Funds' auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Funds' fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any Committee attended. The Trustees of the Trust who do not serve as officers of the Trust are compensated for their services according to a fee schedule which recognizes the fact that they also serve as directors or trustees of certain other investment companies advised or managed by AIM. Each such trustee receives a fee, allocated among the AIM Funds for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1994 for each trustee of the Trust:

============================================================================================
                                                          RETIREMENT
                                                           BENEFITS             TOTAL
                                         AGGREGATE          ACCRUED          COMPENSATION
                                        COMPENSATION      BY ALL AIM         FROM ALL AIM
             Trustee                   FROM TRUST(1)       FUNDS(2)            FUNDS(3)
             -------                   -------------       --------            --------
--------------------------------------------------------------------------------------------
  Charles T. Bauer                      $         0       $          0      $           0
--------------------------------------------------------------------------------------------
  Bruce L. Crockett                        9,063.56           2,814.00          45,093.75
--------------------------------------------------------------------------------------------
  Owen Daly II                             9,033.43          14,375.00          45,843.75
--------------------------------------------------------------------------------------------
  Carl Frischling                          9,064.64           7,542.00          45,093.75(4)
--------------------------------------------------------------------------------------------
  Robert H. Graham                                0                  0                  0
--------------------------------------------------------------------------------------------
  John F. Kroeger                          9,033.32          20,517.00          45,843.75
--------------------------------------------------------------------------------------------
  Lewis F. Pennock                         9,032.72           5,093.00          45,843.75
--------------------------------------------------------------------------------------------
  Ian W. Robinson                          9,070.20          10,396.00          45,093.75
--------------------------------------------------------------------------------------------
  Louis S. Sklar                           9,064.63           4,682.00          45,093.75
============================================================================================

__________________________________

(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended December 31, 1994, including amounts earned thereon, was $39,291.39.

(2) During the fiscal year ended December 31, 1994, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $9,211.17.

(3) Messrs. Bauer, Daly, Graham, Kroeger and Pennock each serves as a Director or Trustee of a total of 11 AIM Funds. Messrs. Crockett, Frischling, Robinson and Sklar each serves as a Director or Trustee of a total of 10 AIM Funds. The information reflects compensation earned for the calendar year ended December 31, 1994.

(4) See also page 37 regarding fees earned by Mr. Frischling's former law firm.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 5% of such Trustee's compensation paid by the AIM Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments for a period of no more than five years. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than five years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming various compensation and years of service classifications. The estimated credited years of service (as of December 31, 1994) for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 7, 8, 17, 17, 13, 7 and 5 years, respectively.


                                                   Annual Compensation Paid By All AIM Funds

                                           $40,000          $45,000           $50,000           $55,000
                          ==============================================================================
 Number of                10               $20,000          $22,500           $25,000           $27,500
 Years of                 ------------------------------------------------------------------------------
 Service With              9               $18,000          $20,250           $22,500           $24,750
 AIM Funds                ------------------------------------------------------------------------------
                           8               $16,000          $18,000           $20,000           $22,000
                          ------------------------------------------------------------------------------
                           7               $14,000          $15,750           $17,500           $19,250
                          ------------------------------------------------------------------------------
                           6               $12,000          $13,500           $15,000           $16,500
                          ------------------------------------------------------------------------------
                           5               $10,000          $11,250           $12,500           $13,750
                          ==============================================================================


Deferred Compensation Agreements

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund. The Code of Ethics also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews annually such reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may result in censure, monetary penalties, suspension or termination of employment.

         During the year ended December 31, 1994, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GOVERNMENT SECURITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND each paid $3,018, $1,638, $3,146, $3,301, $1,665, $1,140, $4,238,
$1,016, and $2,858, respectively, in legal fees to Reid & Priest, the law firm in which Mr. Frischling, a trustee of the Trust, is a partner, as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. A member of the Funds' new counsel is also a Trustee. Each of these funds paid the following legal fees to Kramer, Levin, Naftalis, Nessen, Kamin & Frankel for services rendered: AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM GOVERNMENT SECURITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND and AIM VALUE FUND paid $194, $239, $223, $227, $389, $233, $303, $259, and $658, respectively.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Trust, on behalf of each Fund, has entered into a Master Investment Advisory Agreement and a Master Administrative Services Agreement with AIM. With respect to AIM HIGH YIELD FUND, the Trust and AIM have entered into a Sub-Advisory Agreement with CII, which formerly served as investment advisor to certain of the Funds.

         Each of the Master Investment Advisory Agreement and the Sub-Advisory Agreement provides that it will continue in effect from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees and by the affirmative vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (the "Qualified Trustees") by votes cast in person at a meeting called for such purpose. The Master Investment Advisory Agreement and the Sub-Advisory Agreement were initially approved by the Trust's Board of Trustees (including the affirmative vote of all the Qualified Trustees) on July 19, 1993. Both the Master Investment Advisory Agreement and the Sub-Advisory Agreement were approved by the applicable Funds' initial shareholder on August 6, 1993. The agreements became effective as of October 18, 1993. Each agreement provides that any of the parties thereto may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         AIM is a direct, wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), and is the sole shareholder of the Funds' principal underwriter, A I M Distributors, Inc. ("AIM Distributors").

         Subject to the control and periodic review of the Board of Trustees, AIM determines what investments shall be purchased, held, sold or exchanged for the account of the Funds and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the trustees is not to approve specific investments, but rather to exercise a control and review function.

         For its services as sub-advisor to AIM HIGH YIELD FUND, CII assists AIM in providing a continuous investment management program for that Fund, including the provision of investment research and advice with respect to securities purchased, sold or held by the Fund and the placement of orders for the purchase or sale of portfolio securities on behalf of the Fund.

         Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from each of AIM GOVERNMENT SECURITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------
             First $200 million                                                  0.50%
             Next $300 million                                                   0.40%
             Next $500 million                                                   0.35%
             Amount over $1 billion                                              0.30%

       Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM MONEY MARKET FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------
             First $1 billion                                                    0.55%
             Amount over $1 billion                                              0.50%

       Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM BALANCED FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------
             First $150 million                                                  0.75%
             Amount over $150 million                                            0.50%

       Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM HIGH YIELD FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------

             First $200 million                                                 0.625%
             Next $300 million                                                  0.550%
             Next $500 million                                                  0.500%
             Amount over $1 billion                                             0.450%

       As compensation for its services as sub-advisor to AIM HIGH YIELD FUND, CII receives an annual fee from AIM, payable monthly, based upon the following annual rates, based on the average daily net assets of the Fund during the year (provided, however, that the minimum annual fee shall be $280,000):

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------
             First $300 million                                                  0.15%
             Over $300 million                                                   0.10%

       Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM GROWTH FUND and AIM VALUE FUND calculated at the following annual rates, based on the average net assets of the Fund during the year:

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------
             First $150 million                                                  0.80%
             Amount over $150 million                                           0.625%


             Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM GLOBAL UTILITIES FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                        NET ASSETS                                            ANNUAL RATE
                        ----------                                            -----------
             First $200 million                                                  0.60%
             Next $300 million                                                   0.50%
             Next $500 million                                                   0.40%
             Amount over $1 billion                                              0.30%

       The Master Investment Advisory Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of each Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, exceed the applicable expense limitations imposed by state securities regulations in any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fee otherwise payable to AIM during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse the Fund no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

       Each Fund (other than AIM BALANCED FUND) paid to AIM the following management fees net of any expense limitations for the years ended December 31, 1994 and 1993, and for the six-month period ended December 31, 1992:

                                                       1994                1993               1992
                                                       ----                ----               ----
          AIM Global Utilities Fund   . . . . . .   $1,226,429          $  961,659          $318,467
          AIM Government Securities Fund  . . . .      734,086             686,539           305,031
          AIM Growth Fund   . . . . . . . . . . .    1,012,632             918,416           498,976
          AIM High Yield Fund   . . . . . . . . .    3,881,526           2,574,933           906,421

                                                       1994               1993               1992
                                                       ----               ----               ----
          AIM Income Fund   . . . . . . . . . . .   1,110,855           1,157,555           554,086
          AIM Money Market Fund   . . . . . . . .   2,057,756            214,124*             N/A
          AIM Municipal Bond Fund   . . . . . . .   1,327,611           1,348,764           647,661
          AIM Value Fund  . . . . . . . . . . . .   6,674,684           2,570,113           586,747

          * Fee paid by AIM MONEY MARKET FUND was for period October 16, 1993 through December 31, 1993.

          For the years ended December 31, 1994 and 1993, and for the six-month period ended December 31, 1992, AIM paid CII, as sub-advisor to AIM HIGH YIELD FUND, a sub-advisory fee of $846,305, $590,897 and $226,613, respectively.

          AIM BALANCED FUND (formerly ACS) paid to AIM management fees net of any expense limitations for the year ended December 31, 1994, in the amount of $137,235, the four-month period ended December 31, 1993 in the amount of $54,454, and for the years ended August 31, 1993 and 1992 in the amounts of $112,306 and $88,578, respectively.

          Each Fund formerly advised by CII paid to CII a management fee net of the expense limitation for the six-month period ended June 30, 1992 as follows:

                   FUND                                    1992
                   ----                                    ----
               AIM Global Utilities Fund  . . . . . .    $273,345
               AIM Government Securities Fund . . . .     278,428
               AIM Growth Fund  . . . . . . . . . . .     523,836
               AIM High Yield Fund  . . . . . . . . .     837,548
               AIM Income Fund  . . . . . . . . . . .     543,203
               AIM Municipal Bond Fund  . . . . . . .     634,403
               AIM Value Fund . . . . . . . . . . . .     509,282

       The Trust pays all expenses not specifically assumed by AIM or AIM Distributors including compensation and expenses of trustees who are not directors, officers or employees of AIM, AIM Distributors or any other affiliates of AIM Management; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Funds; taxes and corporate fees; legal fees incurred in connection with the affairs of the Funds; and expenses of meetings of shareholders and trustees.

       AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares and is reimbursed under the Master Administrative Services Agreement for the services of a principal financial officer of the Trust and his staff. The Master Administrative Services Agreement between the Trust and AIM provides that AIM may perform or arrange for the provision of certain accounting, shareholder service and other administrative services to each Fund which are not required to be performed by AIM under the Master Investment Advisory Agreement. The Master Administrative Services Agreement provides that such agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the Qualified Trustees, by votes cast in person at a meeting called for such purpose. The Master Administrative Services Agreement was initially approved by the Trust's Board of Trustees (including the Qualified Trustees) on July 19, 1993, and became effective as of October 18, 1993.

       The Funds (other than AIM BALANCED FUND) paid AIM the following amounts, which represented the indicated annualized percentage of average net assets for such period, as reimbursement of administrative services costs for the years ended December 31, 1994 and 1993, and for the six-month period ended December 31, 1992.

                                            1994                      1993                        1992
                                            ----                      ----                        ----
                                              PERCENTAGE OF             PERCENTAGE OF               PERCENTAGE OF
                                                 AVERAGE                   AVERAGE                     AVERAGE
                                 AMOUNT PAID   NET ASSETS   AMOUNT PAID   NET ASSETS   AMOUNT PAID   NET ASSETS
                                 -----------   ----------   -----------  ----------   -----------    ----------
AIM Global Utilities Fund . . . .  $171,972        .08%       $ 91,549       .06%       $18,765        .04%
AIM Government Securities Fund  .    92,487        .06%         59,584       .04%        11,856        .02%
AIM Growth Fund . . . . . . . . .   134,789        .09%         97,029       .06%        19,307        .02%
AIM High Yield Fund . . . . . . .   313,218        .04%        172,279       .04%        40,607        .03%
AIM Income Fund . . . . . . . . .   154,517        .07%         86,396       .04%        25,107        .02%
AIM Money Market Fund*  . . . . .  $209,642        .05%       $ 39,325       .06%          N/A         N/A
AIM Municipal Bond Fund . . . . .   103,945        .04%         65,114       .02%       $28,800        .02%
AIM Value Fund  . . . . . . . . .   884,123        .06%        220,898       .05%        20,202        .02%

_________________________

* Amount paid by AIM MONEY MARKET FUND was for period October 16, 1993 through December 31, 1993.

         For the six-month period ended June 30, 1992, the reimbursed costs for the Office of the Treasurer and the Office of the Secretary, payable to CII pursuant to the master investment advisory agreement previously in effect, were as follows:

                                                   OFFICE OF                       OFFICE OF
                                                 THE TREASURER                   THE SECRETARY
                                                 --------------                  -------------
AIM Global Utilities Fund   . . . . . . .           $18,098                         $  4,734
AIM Government Securities Fund  . . . . .            20,983                            5,099
AIM Growth Fund   . . . . . . . . . . . .            31,877                            8,342
AIM High Yield Fund   . . . . . . . . . .            42,754                           11,201
AIM Income Fund   . . . . . . . . . . . .            38,763                           10,127
AIM Municipal Bond Fund   . . . . . . . .            44,856                           11,717
AIM Value Fund  . . . . . . . . . . . . .            26,847                            7,055

         AIM BALANCED FUND (formerly ACS) reimbursed AIM for administrative services costs incurred by AIM, for the year ended December 31, 1994 in the amount of $81,734, which represented 0.18% of the Fund's average net assets; for the four-month period ended December 31, 1993 in the amount of $14,083, which represented .19% of the Fund's average net assets; and for the years ended August 31, 1993 and 1992 in the amounts of $36,641 and $38,164, respectively, which represented .24% and .32%, respectively, of the Fund's average net assets.


                             THE DISTRIBUTION PLANS

         THE CLASS A AND CLASS C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds and the Class C shares of AIM MONEY MARKET FUND (collectively, the "Covered Classes"). Such plan (the "Class A and Class C Plan") provides that each Covered Class pays 0.25% per annum of its average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Covered Class. Activities appropriate for financing under the Class A and Class C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars;

supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and Class C Plan.

         THE CLASS B PLAN. The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and Class C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights to payments under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the year ended December 31, 1994, the various classes of the Funds (other than AIM MONEY MARKET FUND) paid to AIM Distributors the following amounts pursuant to the Plans:

                                                                CLASS A SHARES               CLASS B SHARES
                                                                --------------               --------------
AIM Balanced Fund . . . . . . . . . . . . . . . . . . . .         $   79,663                   $  127,368
AIM Global Utilities Fund . . . . . . . . . . . . . . . .            422,862                      361,395
AIM Government Securities Fund  . . . . . . . . . . . . .            327,060                      159,848
AIM Growth Fund . . . . . . . . . . . . . . . . . . . . .            327,254                      247,715
AIM High Yield Fund . . . . . . . . . . . . . . . . . . .          1,446,888                    1,173,408
AIM Income Fund . . . . . . . . . . . . . . . . . . . . .            547,787                       85,988
AIM Municipal Bond Fund . . . . . . . . . . . . . . . . .            690,578                       56,949
AIM Value Fund  . . . . . . . . . . . . . . . . . . . . .          2,712,116                    3,596,079


         The amounts for the Class A shares were spent as follows:

                                                                         PRINTING AND      SHAREHOLDER SERVICE
                                                        ADVERTISING         MAILING            AGREEMENTS
                                                        -----------      -------------        ------------
AIM Balanced Fund . . . . . . . . . . . . . . . . . .     $ 2,474          $22,269             $   54,920
AIM Global Utilities Fund . . . . . . . . . . . . . .       2,795           11,915                408,152
AIM Government Securities Fund  . . . . . . . . . . .       2,184            9,950                314,926
AIM Growth Fund . . . . . . . . . . . . . . . . . . .       1,617            6,085                319,552
AIM High Yield Fund . . . . . . . . . . . . . . . . .      22,677           58,312              1,365,899
AIM Income Fund . . . . . . . . . . . . . . . . . . .       1,937            7,288                538,562
AIM Municipal Bond Fund . . . . . . . . . . . . . . .       2,966           10,514                677,098
AIM Value Fund  . . . . . . . . . . . . . . . . . . .      30,063           90,189              2,591,864

         The amounts for the Class B shares were spent as follows:

                                                                       SALES            SHAREHOLDER SERVICE
                                                                    COMMISSIONS              AGREEMENTS
                                                                   -------------            ------------
AIM Balanced Fund . . . . . . . . . . . . . . . . . . . . . . .    $    95,526                $ 31,842
AIM Global Utilities Fund . . . . . . . . . . . . . . . . . . .        271,046                  90,349
AIM Government Securities Fund  . . . . . . . . . . . . . . . .        119,886                  39,962
AIM Growth Fund . . . . . . . . . . . . . . . . . . . . . . . .        185,786                  61,929
AIM High Yield Fund . . . . . . . . . . . . . . . . . . . . . .        880,056                 293,352
AIM Income Fund . . . . . . . . . . . . . . . . . . . . . . . .         64,491                  21,497
AIM Municipal Bond Fund . . . . . . . . . . . . . . . . . . . .         42,712                  14,237
AIM Value Fund  . . . . . . . . . . . . . . . . . . . . . . . .      2,697,059                 899,020

         For the year ended December 31, 1994, the Class A shares of AIM MONEY MARKET FUND paid $227,607 to AIM Distributors pursuant to the Class A and Class C Plan, of which $11,193 was spent on advertising, $24,186 was spent on printing and mailing and $241,508 was spent pursuant to Shareholder Service Agreements. For the year ended December 31, 1994, the Class B shares of AIM MONEY MARKET FUND paid $191,213 to AIM Distributors pursuant to the Class B Plan, of which $143,410 was spent on sales commissions and $47,803 was spent pursuant to Shareholder Service Agreements. For the year ended December 31, 1994, the Class C shares of AIM MONEY MARKET FUND paid $785,906 to AIM Distributors pursuant to the Class A and Class C Plan, of which $56,740 was spent on advertising, $88,746 was spent on printing and mailing and $640,420 was spent pursuant to Shareholder Service Agreements.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         Unless terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1995 and thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

         The Plans may be terminated by the vote of a majority of the Independent Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The principal differences between the Class A and Class C Plan and the Class B Plan are: The Class A and Class C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.25% of average daily net assets of each Fund's Class A and Class C shares as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                                THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement with AIM Distributors relating to the Class A shares of the Funds and the Class C shares of AIM MONEY MARKET FUND was approved by the Board of Trustees on July 19, 1993. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds was also approved by the Board of Trustees on July 19, 1993. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee os 0.25% with respect to such shares. The portions of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it requires a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of the Fund and its Class B shareholders to pay Contingent Deferred Sales Charges.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund (other than AIM BALANCED FUND) and the amount retained by AIM Distributors for the years ended December 31, 1994 and 1993 and for the six-month period ended December 31, 1992:

                                           1994                       1993                      1992
                                           ----                       ----                      ----
                                     SALES        AMOUNT        SALES       AMOUNT        SALES       AMOUNT
                                    CHARGES      RETAINED      CHARGES     RETAINED      CHARGES     RETAINED
                                    -------      --------      -------     --------      -------     --------
AIM Global Utilities Fund . . . . $ 1,198,533   $  168,696   $ 3,474,558   $  477,431   $  419,870    $72,184
AIM Government Securities Fund  .     644,604      108,048       904,645      156,795      357,101     67,273
AIM Growth Fund . . . . . . . . .     255,624       37,866       183,096       29,279       67,059     11,316
AIM High Yield Fund . . . . . . .   5,149,515      808,554     6,526,992    1,062,165    1,378,476     54,266
AIM Income Fund . . . . . . . . .     554,349       94,637       770,766      134,790      214,074     38,272
AIM Money Market Fund . . . . . .     996,876      182,129        78,035       14,644        N/A        N/A
AIM Municipal Bond Fund . . . . .     527,008       82,774       710,819      124,164      173,597     30,536
AIM Value Fund  . . . . . . . . .  22,815,744    3,063,899    14,439,158    2,057,628    1,569,988     58,126

         The total sales charges paid in connection with the sale of Class A shares of AIM BALANCED FUND for the year ended December 31, 1994 was $379,087, of which A I M Distributors retained $63,481, and for the four-month period ended December 31, 1993 was $85,265, of which AIM Distributors retained $14,333. For the years ended August 31, 1993 and 1992, the total sales charges paid in connection with the sale of shares of ACS were $96,742 and $78,909, respectively; and the amounts AIM Distributors retained for the same periods were $19,211 and $14,912, respectively.

         The following chart reflects the total sales charges paid in connection with the sale of shares of each Fund and the amount CIGNA Capital Brokerage, Inc. (the previous principal underwriter) retained for the six-month period ended June 30, 1992:

                                                                   SALES            AMOUNT
                                                                  CHARGES          RETAINED
                                                                  -------          --------
         AIM Global Utilities Fund  . . . . . . . .               $333,038         $ 38,099
         AIM Government Securities Fund . . . . . .                643,892           71,603
         AIM Growth Fund  . . . . . . . . . . . . .                 93,705           10,633
         AIM High Yield Fund  . . . . . . . . . . .                351,959           38,520
         AIM Income Fund  . . . . . . . . . . . . .                215,851           24,077
         AIM Municipal Bond Fund  . . . . . . . . .                187,836           21,621
         AIM Value Fund . . . . . . . . . . . . . .                941,735          110,802


         The following chart reflects the contingent deferred sales charges paid by Class B shareholders for the year ended December 31, 1994 and the period ended December 31 1993:

                                                                                         1994         1993*
                                                                                         ----         ----
AIM Balanced Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 28,532      $    6
AIM Global Utilities Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     107,127       3,301
AIM Government Securities Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .      70,431          42
AIM Growth Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51,475       3,970
AIM High Yield Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     391,108       1,799
AIM Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16,712       2,339

                                                                                         1994         1993*
                                                                                         ----         ----
AIM Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      81,600          37
AIM Municipal Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18,017         -0-
AIM Value Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     584,611       3,425

         ___________________________

         * The inception date of the Class B shares of AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, and AIM MUNICIPAL BOND FUND was September 1, 1993; the inception date of the Class B shares of AIM GOVERNMENT SECURITIES FUND and AIM INCOME FUND was September 7, 1993; the inception date of the Class B shares of AIM MONEY MARKET FUND was October 16, 1993: and the inception date of the Class B shares of AIM BALANCED FUND and AIM VALUE FUND was October 18, 1993.


                       HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner in which shares of the Funds may be purchased appears in the Prospectus under the headings "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

         The sales charge normally deducted on purchases of Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interest that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth in the Prospectus.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the heading "How to Redeem Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds (Telephone: (713) 626-1919 (in Houston) or (800) 959-4246 (elsewhere)) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc., the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

         A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities.

         For AIM Money Market Fund: The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or
(b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Board of Trustees has established procedures designed to stabilize at $1.00, to the extent reasonably possible, the Fund's net asset value per share. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be more or less than $1.00 per share.

         For all other Funds: The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

         For example, at the close of business on December 31, 1994, AIM VALUE FUND - Class A shares had 64,258,401 shares outstanding, net assets of $1,358,724,515 and a net asset value per share of $21.14. The offering price, therefore, was $22.37.

AIM HIGH YIELD FUND

         Variable Annuity Contracts--Currently, shares of AIM HIGH YIELD FUND may be purchased at net asset value by the Life Insurance Company of North America ("LINA") under an arrangement whereby the shares will serve as an underlying investment medium for certain variable annuity contracts previously issued by LINA.

         The basic objective of the variable annuity contracts is to provide individuals with retirement benefits through net purchase payment accumulations and annuity payments which are based upon the performance of AIM HIGH YIELD FUND or other available funds. The contracts allow their owners and participants to defer federal income tax ("FIT") payments on contract investment accumulations until annuity payments begin. The annuity payment options generally provide for lifetime annuity payments based upon the life of the named annuitant (and joint annuitant, if applicable). Such payments may be made for a guaranteed minimum number of years. Certain charges are made in connection with the sale of the contracts.

         The LINA contracts are no longer being issued except that existing owners, participants and, in some cases, new participants under existing group contracts under certain tax-qualified plans, may continue to make contributions under the contract. Persons who wish to receive additional information concerning investment in AIM HIGH YIELD FUND through LINA's variable annuity contracts are urged to read the LINA prospectus which describes them. LINA variable annuity information and a prospectus may be obtained by writing to INA Security Corporation, 601 Walnut Street, Ninth Floor, Philadelphia, Pennsylvania 19102, or by calling (215) 351-3121.


                QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE

         As described in the Prospectus, the front-end sales charge for Class A shares is calculated by multiplying an investor's total investment by the applicable sales charge rate. The applicable rate varies with the amount invested. The Funds offer programs such as Right of Accumulation and Letter of Intent, which are described in the Prospectus, and are designed to permit investors to aggregate purchases of different funds, or separate purchases over time, in order to qualify for a lower sales charge rate. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charges" in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

         For AIM Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and 4:15 p.m. Eastern time on each business day of the Fund. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Fund and rounding the resulting per share net asset value to the nearest one cent. In the event the New York Stock Exchange closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined 15 minutes following the close of the New York Stock Exchange on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Performance Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

         The valuation of portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. These rules require, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less and invest only in securities determined by the Board of Trustees to be "Eligible Securities" and to present minimal credit risk to the Fund. For the definition of "Eligible Securities" see the caption "Description of Money Market Instruments."

         The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing
holders of the Fund's shares.   In the event the Board of Trustees determines
that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of 4:15 p.m. Eastern time on each business day of the Fund. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of Fund shares outstanding. In the event the New York Stock Exchange closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined 15 minutes following the close of the New York Stock Exchange on such day. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

        Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from broker-dealers. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Non-convertible debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost.

         Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the New York Stock Exchange which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                                  TAX MATTERS

         Each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. Accordingly, each Fund must, among other things, meet the following requirements: (A) each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (B) each Fund must derive less than 30% of its gross income from the sale or disposition of any of the following held less than three months: (i) stock or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's business of investing in stock, securities or options and futures thereon. There are exceptions to the 30% test when a Fund, in certain circumstances, realizes gains to satisfy abnormal redemptions. Abnormal redemptions occur on any day when net redemptions exceed one percent of the Fund's net asset value. Accordingly, the extent to which the Funds may engage in futures contracts and related options may be materially limited by this 30% test, with the exception of AIM MONEY MARKET FUND which does not engage in such transactions. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

         As a RIC, each Fund will generally not be subject to FIT on its income and gains distributed to shareholders if it currently distributes the sum of
(i) at least 90% of its investment company taxable income for the taxable year and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) (the "Distribution Requirement"). Distributions made by a Fund during its taxable year, or under certain circumstances within 12 months after the end of its taxable year, will be considered distributions made during the taxable year and will therefore satisfy the Distribution Requirement.

         Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, each Fund must distribute: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (except that any foreign currency gain or loss occurring after October 31 shall be taken into account the following year), (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31, and (3) all ordinary income and capital gains from previous calendar years that were not distributed during such years. Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders on December 31 in the year declared as long as the Fund pays the dividends no later than January 31 of the following year.

         All Funds except AIM MONEY MARKET FUND: Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends received deduction.

         Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for FIT purposes. Code Section 1256 further characterizes 60% of any capital gain or loss with respect to such futures and options contracts as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under
Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         The Funds may have invested in certain foreign currency transactions, the gain or loss from which may be subject to taxation as ordinary income or loss under Code Section 988.

         AIM GLOBAL UTILITIES FUND: Pursuant to the investment objectives of the Fund, the Fund may invest in foreign securities. Dividends and interest received by the Fund with respect to these investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits to the extent allowed against their United States income taxes subject to certain provisions and limitations contained in the Code. The Fund will report annually to its shareholders the amount per share of such withholding taxes. Please note that such foreign tax credits are non-refundable and therefore cannot be claimed by certain retirement accounts and other persons not otherwise subject to United States income taxation.

         AIM HIGH YIELD FUND: The notes to the financial statements of the Fund for the year ended December 31, 1994 detail the amount of capital loss carryover for FIT purposes to which the Fund is entitled. To the extent losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liability will be incurred for gains realized and not distributed.

         AIM MUNICIPAL BOND FUND: With respect to interest income that is exempt from FIT, the Fund intends to comply with Section 852(b)(5) of the Code, which enables distributions of tax-exempt income to retain their character when distributed to shareholders as an exempt interest dividend. Each year, the Fund provides shareholders a statement indicating the amount of distribution that is exempt from FIT. This statement also provides a breakdown showing the percentage of such income that came from each state. In addition, the Fund reports for FIT purposes any net realized capital gains and any ordinary income from the Fund's short-term holdings. In 1994, approximately 0% of the dividends paid from income was taxable as ordinary income; however, this percentage may change in future periods. Further, the Fund also reports certain interest from "Qualified Private Activity Bonds" which shareholders may be required to include in the alternative minimum tax calculation.

         The Tax Reform Act of 1986 (the "1986 Act") divided municipal debt obligations into three categories, only one of which ("Public Purpose Bonds") bears interest which is exempt from both the regular income tax and the alternative minimum tax as it applies to individuals. For corporations, some or all of the income from Public Purpose Bonds would be includable in the corporate alternative minimum tax base. Of the other two categories ("Qualified Private Activity Bonds" and "Private Activity Bonds"), for both individuals and corporations, Qualified Private Activity Bonds bear interest which is excluded from income for purposes of the regular income tax but must generally be included in the alternative minimum tax base, and Private Activity Bonds are taxable under both the regular and alternative minimum taxes.

         The 1986 Act also applied limitations on the issuance of bonds whose proceeds are used by organizations exempt from tax under Code Section 501(c)(3), as well as general limitations on the amount of Qualified Private Activity Bonds governmental units may issue.

         The 1986 Act limitations on tax-exempt bonds apply generally to bonds issued after August 16, 1986. The private activity bond rules are generally applicable to bonds issued on or after September 1, 1986, with the alternative minimum tax rules applicable generally to bonds issued on or after August 7, 1986. AIM MUNICIPAL BOND FUND intends to limit its investments in Qualified Private Activity Bonds and taxable securities to no more than 20% of its total assets in any given year, consistent with its stated investment objective.

         Original issue discount on tax-exempt bonds is accrued as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and is included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

         Interest on indebtedness incurred by shareholders (including financial institutions) will not be deductible for FIT purposes to the extent that the money was used to purchase or carry tax-exempt securities. The purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds should consult their own tax advisor before purchasing Fund shares.

         The exemption of interest income for FIT purposes does not necessarily result in exemption under state and local laws. Shareholders should consult their tax advisors as to the treatment of such income under state and local laws.


                     PROGRAMS AND SERVICES FOR SHAREHOLDERS

         The Funds provide certain services for shareholders and certain investment or redemption programs. See "Exchange Privilege" and "How to Redeem Shares" in the Prospectus. All inquiries concerning these programs should be made directly to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 toll free at (800) 572-4462.

DIVIDEND ORDER

         Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option). An investor also may direct that his or her dividends be invested in one of the other Funds in the Trust, provided however, that dividends attributable to Class A shares may not be reinvested in Class B shares, dividends attributable to Class B shares may only be reinvested in Class B shares and dividends attributable to Class C shares may be reinvested in Class A shares or Class C shares. There is no sales charge for these deposits; initial investment minimums apply. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" in the Prospectus. To effect this option, please contact your authorized dealer. For more information concerning AIM Funds other than those in the Trust, please obtain a current prospectus by contacting your authorized dealer, by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling toll free (800) 959-4246.


                            REDEMPTIONS PAID IN CASH

         Pursuant to Rule 18f-1 under the 1940 Act, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the SEC by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90-day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.


                    DESCRIPTION OF MONEY MARKET INSTRUMENTS

         U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the United States Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the United States Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of United States Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the United States Government, and others are not.

MONEY MARKET OBLIGATIONS

         AIM MONEY MARKET FUND will limit its investments to those securities which at the time of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Rule 2a-7 defines a "First Tier" security as any "Eligible Security" that:

                 (i) is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSRO(1) in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                 (ii) is a security described in paragraph (a)(5)(ii) of Rule 2a-7 (i.e. a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less) whose issuer has received from the Requisite NRSROs a rating, with respect to a class of short-term debt obligations (or any security within that class) that now is comparable in priority and security with





__________________________________

(1) "Requisite NRSRO" shall mean (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are: Standard & Poor's Corp. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff and Phelps, Inc. ("Duff & Phelps"), Fitch Investors Services, Inc. ("Fitch") and, with respect to certain types of securities, IBCA Limited and its affiliate, IBCA Inc. Subcategories or gradations in ratings (such as a "+" or "") do not count as rating categories.

         the security, in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                 (iii) is an Unrated Security(2) that is of comparable quality to a security meeting the requirements of clauses (i) and (ii) above, as determined by the Board of Trustees.

         Subsequent to its purchase by AIM MONEY MARKET FUND, a security may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the disposition of the security by the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security. To the extent that the ratings applied by an NRSRO to a security may change as a result of changes in these rating systems, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described herein.

         Rule 2a-7 defines an "Eligible Security" as follows:

         (i) a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

         (ii)    a security:

                 (A) that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days or less; and

                 (B) whose issuer has received from the Requisite NRSROs a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

         (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trust's Board of Trustees; provided, however, that:

                 (A) the Board of Trustees may base its determination that a standby commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and





__________________________________

(2) An "Unrated Security" is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term obligations now comparable in priority and security; or (iii) that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

                 (B) a security that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days or less and that is an unrated security is not an Eligible Security if the security has a long-term rating from any NRSRO that is not within the NRSRO's two highest categories (within which there may be sub-categories or gradations indicating relative standing).


            REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Each of the Funds may engage in repurchase and reverse repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         REPURCHASE AGREEMENTS under which the purchaser (for example, a Fund) acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1 billion or with primary dealers in U.S. Government securities, but total assets will not be the sole determinative factor, and a Fund may enter into repurchase agreements with other institutions which the Board of Trustees believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Rule 2a-7 under the 1940 Act provides that AIM MONEY MARKET FUND may not invest more than 5% of its total assets in securities issued by the issuer of the security, provided that the Fund may invest more than five percent of its total assets in the First Tier securities of a single issuer for a period of up to three business days after the purchase thereof, provided further, that the Fund may not make more than one investment in accordance with the foregoing proviso at any time. Under Rule 2a-7, for purposes of determining the percentage of the Fund's total assets that are invested in securities of an issuer, a repurchase agreement shall be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is fully collateralized. To be fully collateralized, the collateral must, among other things, consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs.

         REVERSE REPURCHASE AGREEMENTS, which involve the sale of securities held by a Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will segregate cash or high-quality debt securities having a dollar value equal to the repurchase price. A Fund will utilize reverse repurchase agreements when the income to be earned from portfolio investments which would otherwise have to be liquidated to meet redemptions is greater than the expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

                           MISCELLANEOUS INFORMATION

AUDIT REPORTS

         The Board of Trustees will issue to shareholders at least semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of Price Waterhouse LLP served as the auditors to the Funds other than AIM BALANCED FUND and AIM MONEY MARKET FUND for the year ended December 31, 1992. The firm of KPMG Peat Marwick LLP served as the auditors of ACS (the predecessor of AIM BALANCED
FUND) for the year ended August 31, 1993. The firm of KPMG Peat Marwick LLP currently serves as the auditors of the Funds.

LEGAL MATTERS

         Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110 is custodian of all securities and cash of the Funds. Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. A I M Fund Services, Inc. (a wholly-owned subsidiary of
AIM) (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739 acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

         Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

                             RATINGS OF SECURITIES

         The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P, Fitch and Duff & Phelps:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

                                      Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                       A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

         Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A groups when assigning ratings to industrial development bonds and bonds secured by either a letter of credit or bond insurance. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

                                      Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

         Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                        MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature (i.e., a variable rate demand obligation or VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

                                  MIG 1/VMIG 1

         This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

         This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                  MIG 3/VMIG 3

         This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                  MIG 4/VMIG 4

         This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months.

                                    PRIME-1

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PRIME-2

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                    PRIME-3

         Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short- term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                   NOT PRIME

         Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

                                      AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                                       A

         Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                      BBB

         Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                 BB-B-CCC-CC-C

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have, as part of their structure, a put option or demand feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (e.g., AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (e.g., SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols and definitions are as follows:

         Category denotes strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                                      SP-2

         Rating denotes satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                      SP-3

         Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

                                      A-1

         This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

                                      A-2

         This rating indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                      A-3

         This rating indicates adequate capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

                                       B

         This rating indicates only a speculative capacity for timely payment.

                                       C

         This rating indicates, for short-term debt, a doubtful capacity for payment.

                                       D

         This rating indicates that payment is in default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                      FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                                      AAA

         Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                                       A

         Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      BBB

         Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               PLUS (+) MINUS (-)

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                                       NR

         Indicates that Fitch does not rate the specific issue.

                                  CONDITIONAL

         A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

                                   SUSPENDED

         A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

                                   WITHDRAWN

         A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

                                   FITCHALERT

         Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                  CREDIT TREND

         Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

         Improving      Up Arrow
         Stable         Horizontal Arrow
         Declining      Down Arrow
         Uncertain      Vertical Arrow

         Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

                                       BB

         Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                       B

         Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                      CCC

         Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                       C

         Bonds are in imminent default in payment of interest or principal.

                                 DDD, DD, AND D

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

                               PLUS (+) MINUS (-)

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                      F-2

         Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                                      F-3

         Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

                                      F-S

         Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                                       D

         Default. Issues assigned this rating are in actual or imminent payment default.

                                      LOC

         The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                        DUFF & PHELPS LONG-TERM RATINGS

                                      AAA

         Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                AA+, AA AND AA-

         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                  A+, A AND A-

         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                               BBB+, BBB AND BBB-

         Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                BB+, BB AND BB-

         Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                  B+, B AND B-

         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                      CCC

         Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

         Preferred stock with dividend arrearages.

                        DUFF & PHELPS SHORT-TERM RATINGS

                                     D - 1+

         Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

                                     D - 1

         Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                                     D - 1-

         High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                     D - 2

         Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                     D - 3

         Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                                     D - 4

         Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                                     D - 5

         Issuer failed to meet scheduled principal and/or interest payments.

                              FINANCIAL STATEMENTS

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT




To the Board of Trustees and Shareholders of AIM Balanced Fund:

We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, changes in its net assets for the year then ended and the four-month period ended December 31, 1993, and the financial highlights for the year then ended, the four-month period ended December 31, 1993, and each of the years in the eight-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1994, the results of its operations for the year then ended, changes in its net assets for the year then ended and the four-month period ended December 31, 1993, and the financial highlights for the year then ended, the four-month period ended December 31, 1993, and each of the years in the eight-year period ended August 31, 1993, in conformity with generally accepted accounting principles.


                                            /s/  KPMG PEAT MARWICK LLP
                                            KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 1994

                                PRINCIPAL
                                  AMOUNT                                                                        MARKET VALUE
                                                BONDS & NOTES-19.64%

                                                AUTOMOBILE-MANUFACTURERS-0.71%
                                $  400,000      General Motors Corp., Pass-Through Deb., 8.80%, 03/01/21        $   409,532
                                -------------------------------------------------------------------------------------------
                                                BANKING-3.30%
                                   800,000      First Union Corp., Sub. Notes, 6.375%, 01/15/09                     643,016
                                -------------------------------------------------------------------------------------------
                                   700,000      Mercantile Bank, Sub. Notes, 6.375%, 01/15/04                       604,653
                                -------------------------------------------------------------------------------------------
                                   800,000      Wachovia Corp., Sub. Notes, 6.375%, 02/01/09                        660,592
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,908,261
                                -------------------------------------------------------------------------------------------
                                                BUSINESS SERVICES-0.52%
                                   300,000      Olsten Corp., Conv. Sub. Deb., 4.875%, 05/15/03                     301,500
                                -------------------------------------------------------------------------------------------
                                                COMPUTER NETWORKING-0.37%
                                   200,000      3 Com Corp., Conv. Sub. Notes, 10.25%, 11/01/01(a)                  213,000
                                                (Acquired 11/08/94; cost $200,000)
                                -------------------------------------------------------------------------------------------
                                                COMPUTER PERIPHERALS-1.56%
                                   100,000      EMC Corp., Conv. Sub. Deb., 6.25%, 04/01/02                         698,212
                                -------------------------------------------------------------------------------------------
                                   200,000      Seagate Technology, Conv. Sub. Deb., 5.00%, 11/01/03(a)
                                                (Acquired 04/13/94; cost $209,500)                                  206,750
                                -------------------------------------------------------------------------------------------
                                                                                                                    904,962
                                -------------------------------------------------------------------------------------------
                                                COMPUTER SOFTWARE/SERVICES-0.31%
                                   200,000      Network Equipment Technologies, Inc., Conv. Deb., 7.25%,
                                                05/15/14                                                            178,500
                                -------------------------------------------------------------------------------------------
                                                CONGLOMERATES-1.05%
                                   600,000      ITT Corp., Deb., 9.50%, 04/15/21                                    604,578
                                -------------------------------------------------------------------------------------------
                                                FINANCE (CONSUMER CREDIT)-3.11%
                                   150,000      Chrysler Financial Corp., Putable-Extendible Adjustable Rate
                                                Notes, 8.50% 02/01/18                                               151,641
                                -------------------------------------------------------------------------------------------
                                   500,000      Countrywide Funding Corp., Sub. Notes, 8.25%, 07/15/02              479,890
                                -------------------------------------------------------------------------------------------
                                   800,000      Ford Motor Credit Co., Notes, 6.75%, 08/15/08                       675,536
                                -------------------------------------------------------------------------------------------
                                   500,000      GMAC, Putable Notes, 5.50%, 10/15/02                                492,220
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,799,287
                                -------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENTS-0.60%
                                   500,000 CAD  New Brunswick (Province of), Deb., 8.94%, 01/15/05                  351,083
                                -------------------------------------------------------------------------------------------
                                                MEDICAL SERVICES-0.57%
                                   300,000      Healthsouth Rehabilitation Corp., Conv. Sub. Deb., 5.00%,
                                                04/01/01                                                            329,625
                                -------------------------------------------------------------------------------------------
                                                NATURAL GAS (PIPELINES & DISTRIBUTORS)-2.94%
                                   800,000      Enron Corp., Sr. Sub. Deb., 6.75%, 07/01/05                         692,920
                                -------------------------------------------------------------------------------------------
                                   750,000      Panhandle Eastern Pipe Line Co., Notes, 7.875%, 08/15/04            715,275
                                -------------------------------------------------------------------------------------------
                                   300,000      Pogo Producing Co., Conv. Sub. Notes, 5.50%, 03/15/04               287,250
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,695,445
                                -------------------------------------------------------------------------------------------

FINANCIALS

                                PRINCIPAL
                                  AMOUNT                                                                       MARKET VALUE
                                                RETAIL STORES-1.63%

                                $  200,000      Home Depot, Inc., Conv. Deb., 4.50%, 02/15/97                   $   241,000
                                -------------------------------------------------------------------------------------------
                                   500,000      Office Depot, Inc., Liquid Yield Option Notes, 4.00%,
                                                   11/01/08(b)                                                      275,000
                                -------------------------------------------------------------------------------------------
                                   300,000      Pep Boys-Manny, Moe & Jack, Conv. Sub. Notes, 4.00%, 09/01/99       285,000
                                -------------------------------------------------------------------------------------------
                                   150,000      Pier 1 Imports Inc., Conv. Deb., 6.875%, 04/01/02                   141,562
                                -------------------------------------------------------------------------------------------
                                                                                                                    942,562
                                -------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS-0.61%

                                                Motorola, Inc.,
                                   200,000         Liquid Yield Option Notes, 6.00%, 09/07/09(b)                    212,202
                                -------------------------------------------------------------------------------------------
                                   200,000         Liquid Yield Option Notes, 2.25%, 09/27/13(b)                    140,750
                                -------------------------------------------------------------------------------------------
                                                                                                                    352,952
                                -------------------------------------------------------------------------------------------
                                                UTILITIES-2.36%

                                   125,000      Century Telephone Enterprises, Inc., Conv. Deb., 6.00%,
                                                   02/01/07(a) (Acquired 02/04/93; cost $159,375)                   148,750
                                -------------------------------------------------------------------------------------------
                                   750,000      Commonwealth Edison Co., Sr. Sub. Deb., 9.75%, 02/15/20             732,630
                                -------------------------------------------------------------------------------------------
                                   453,542      Indiana-Michigan Power Co., Deb., 9.82%, 12/07/22                   484,030
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,365,410
                                -------------------------------------------------------------------------------------------
                                                    Total Bonds & Notes                                          11,356,697
                                -------------------------------------------------------------------------------------------
                                    SHARES
                                                COMMON STOCKS-49.98%

                                                ADVERTISING/BROADCASTING-0.36%

                                     4,500      Meredith Corp.                                                      209,812
                                -------------------------------------------------------------------------------------------
                                                APPLIANCES-0.99%

                                    15,000      Maytag Corp.                                                        225,000
                                -------------------------------------------------------------------------------------------
                                     8,000      Premark International Inc.                                          350,000
                                -------------------------------------------------------------------------------------------
                                                                                                                    575,000
                                -------------------------------------------------------------------------------------------
                                                AUTOMOBILE MANUFACTURERS-0.39%

                                     8,000      Ford Motor Co.                                                      224,000
                                -------------------------------------------------------------------------------------------
                                                AUTOMOBILE/TRUCKS PARTS & TIRES-1.17%

                                    12,000      Dana Corp.                                                          280,500
                                -------------------------------------------------------------------------------------------
                                     8,000      Eaton Corp.                                                         396,000
                                -------------------------------------------------------------------------------------------
                                                                                                                    676,500
                                -------------------------------------------------------------------------------------------
                                                BANKING-2.28%

                                     3,000      First American Corp.                                                 80,625
                                -------------------------------------------------------------------------------------------
                                     6,000      First Interstate Bancorp                                            405,750
                                -------------------------------------------------------------------------------------------
                                     8,000      First Union Corp.                                                   331,000
                                -------------------------------------------------------------------------------------------
                                     4,500      Mellon Bank Corp.                                                   137,812
                                -------------------------------------------------------------------------------------------
                                     8,000      NationsBank Corp.                                                   361,000
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,316,187
                                -------------------------------------------------------------------------------------------
                                                BANKING (MONEY CENTER)-0.36%

                                     5,000      Citicorp(c)                                                         206,875
                                -------------------------------------------------------------------------------------------

FINANCIALS

                                  SHARES                                                                       MARKET VALUE
                                                BEVERAGES-0.56%

                                     9,000      PepsiCo Inc.                                                        326,250
                                -------------------------------------------------------------------------------------------
                                                BUILDING MATERIALS-0.81%

                                     1,000      Armstrong World Industries, Inc.                                $    38,500
                                -------------------------------------------------------------------------------------------
                                     4,300      Black & Decker Corp.(c)                                             102,125
                                -------------------------------------------------------------------------------------------
                                     4,000      Owens Corning Fiberglass Corp.(c)                                   128,000
                                -------------------------------------------------------------------------------------------
                                     7,000      Toro Co.                                                            201,250
                                -------------------------------------------------------------------------------------------
                                                                                                                    469,875
                                -------------------------------------------------------------------------------------------
                                                BUSINESS SERVICES-1.35%

                                     9,500      Diebold, Inc.                                                       390,687
                                -------------------------------------------------------------------------------------------
                                     7,000      Equifax, Inc.                                                       184,625
                                -------------------------------------------------------------------------------------------
                                     6,000      Healthcare Compare Corp.(c)                                         204,750
                                -------------------------------------------------------------------------------------------
                                                                                                                    780,062
                                -------------------------------------------------------------------------------------------
                                                CHEMICALS-2.30%

                                     6,200      Dow Chemical Co.                                                    416,950
                                -------------------------------------------------------------------------------------------
                                     4,000      Goodrich (B.F.) Co. (The)                                           173,500
                                -------------------------------------------------------------------------------------------
                                     9,000      PPG Industries, Inc.                                                334,125
                                -------------------------------------------------------------------------------------------
                                     3,000      Rohm & Haas Co.                                                     171,375
                                -------------------------------------------------------------------------------------------
                                     8,000      Union Carbide Corp.                                                 235,000
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,330,950
                                -------------------------------------------------------------------------------------------
                                                CHEMICAL (SPECIALTY)-0.49%

                                     4,000      Air Products & Chemicals, Inc.                                      178,500
                                -------------------------------------------------------------------------------------------
                                     5,000      Praxair, Inc.                                                       102,500
                                -------------------------------------------------------------------------------------------
                                                                                                                    281,000
                                -------------------------------------------------------------------------------------------
                                                COMPUTER MAINFRAMES-0.76%

                                     6,000      International Business Machines Corp.                               441,000
                                -------------------------------------------------------------------------------------------
                                                COMPUTER MINI/PCS-1.00%

                                     7,000      COMPAQ Computer Corp.(c)                                            276,500
                                -------------------------------------------------------------------------------------------
                                     3,000      Hewlett-Packard Co.                                                 299,625
                                -------------------------------------------------------------------------------------------
                                                                                                                    576,125
                                -------------------------------------------------------------------------------------------
                                                COMPUTER NETWORKING-0.88%

                                     4,200      Bay Networks, Inc.(c)                                               123,900
                                -------------------------------------------------------------------------------------------
                                     5,000      Cisco Systems, Inc.(c)                                              175,007
                                -------------------------------------------------------------------------------------------
                                     6,000      DSC Communications Corp.(c)                                         215,250
                                -------------------------------------------------------------------------------------------
                                                                                                                    514,157
                                -------------------------------------------------------------------------------------------
                                                COMPUTER PERIPHERALS-0.31%

                                     4,000      Oracle Systems Corp.                                                176,500
                                -------------------------------------------------------------------------------------------
                                                COMPUTER SOFTWARE/SERVICES-0.86%

                                     6,500      Adobe Systems, Inc.                                                 193,375
                                -------------------------------------------------------------------------------------------
                                     3,000      Microsoft Corp.(c)                                                  183,375
                                -------------------------------------------------------------------------------------------
                                     4,000      Silicon Graphics, Inc.(c)                                           123,500
                                -------------------------------------------------------------------------------------------
                                                                                                                    500,250
                                -------------------------------------------------------------------------------------------

                                                                F-5

FINANCIALS

                                  SHARES                                                                       MARKET VALUE
                                                CONGLOMERATES-2.12%

                                     7,000      Allied-Signal, Inc.                                             $   238,000
                                -------------------------------------------------------------------------------------------
                                     7,000      Corning, Inc.                                                       209,125
                                -------------------------------------------------------------------------------------------
                                     4,000      Dial Corp. (The)                                                     85,000
                                -------------------------------------------------------------------------------------------
                                     3,500      Dupont (E.I.) de Nemours & Co.                                      196,875
                                -------------------------------------------------------------------------------------------
                                     3,000      ITT Corp.                                                           265,875
                                -------------------------------------------------------------------------------------------
                                     3,500      TRW, Inc.                                                           231,000
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,225,875
                                -------------------------------------------------------------------------------------------
                                                CONTAINERS-0.12%

                                     2,300      Ball Corp.                                                           72,450
                                -------------------------------------------------------------------------------------------
                                                COSMETICS/TOILETRIES-0.97%

                                     7,500      Gillette Co. (The)                                                  560,625
                                -------------------------------------------------------------------------------------------
                                                ELECTRONIC COMPONENTS-1.78%

                                    11,000      General Electric Co.                                                561,000
                                -------------------------------------------------------------------------------------------
                                    16,000      Philips Electronics N.V.-New York Shares-ADR(c)                     470,000
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,031,000
                                -------------------------------------------------------------------------------------------
                                                ELECTRONIC/DEFENSE-0.41%

                                     2,500      General Motors Corp.-Class H                                         87,187
                                -------------------------------------------------------------------------------------------
                                     5,000      Watkins-Johnson Co.                                                 148,750
                                -------------------------------------------------------------------------------------------
                                                                                                                    235,937
                                -------------------------------------------------------------------------------------------
                                                ELECTRONIC/PC DISTRIBUTORS-0.76%

                                     6,000      Arrow Electronics, Inc.(c)                                          215,250
                                -------------------------------------------------------------------------------------------
                                     6,000      Avnet, Inc.                                                         222,000
                                -------------------------------------------------------------------------------------------
                                                                                                                    437,250
                                -------------------------------------------------------------------------------------------
                                                FINANCE (ASSET MANAGEMENT)-0.36%

                                     6,000      Schwab (Charles) Corp.                                              209,250
                                -------------------------------------------------------------------------------------------
                                                FINANCE (CONSUMER CREDIT)-3.52%

                                     8,000      American Express Co.                                                236,000
                                -------------------------------------------------------------------------------------------
                                     4,000      Federal Home Loan Mortgage Association                              202,000
                                -------------------------------------------------------------------------------------------
                                    10,000      Federal National Mortgage Association                               728,750
                                -------------------------------------------------------------------------------------------
                                     8,600      Green Tree Financial Corp.                                          261,225
                                -------------------------------------------------------------------------------------------
                                    15,000      MBNA Corp.                                                          350,625
                                -------------------------------------------------------------------------------------------
                                     4,000      Student Loan Marketing Association                                  130,000
                                -------------------------------------------------------------------------------------------
                                     3,500      SunAmerica, Inc.                                                    126,875
                                -------------------------------------------------------------------------------------------
                                                                                                                  2,035,475
                                -------------------------------------------------------------------------------------------
                                                INSURANCE (MULTI-LINE PROPERTY)-0.46%

                                     6,000      St. Paul Companies, Inc.                                            268,500
                                -------------------------------------------------------------------------------------------
                                                LEISURE & RECREATION-0.37%

                                    11,500      Brunswick Corp.                                                     217,062
                                -------------------------------------------------------------------------------------------
                                                MACHINE TOOLS-0.20%

                                     4,800      Cincinnati Milacron, Inc.                                           113,400
                                -------------------------------------------------------------------------------------------

   FINANCIALS

                                  SHARES                                                                       MARKET VALUE
                                                MACHINERY (HEAVY)-1.09%

                                     3,750      Agco Corp.                                                          113,906
                                -------------------------------------------------------------------------------------------
                                     4,000      Caterpillar, Inc.                                                   220,500
                                -------------------------------------------------------------------------------------------
                                     4,000      Foster Wheeler Corp.                                                119,000
                                -------------------------------------------------------------------------------------------
                                     6,000      Trinova Corp.                                                       176,250
                                -------------------------------------------------------------------------------------------
                                                                                                                    629,656
                                -------------------------------------------------------------------------------------------
                                                MACHINERY (MISCELLANEOUS)-0.47%

                                     6,000      Thermo Electron Corp.(c)                                        $   269,283
                                -------------------------------------------------------------------------------------------
                                                MEDICAL (DRUGS)-1.15%

                                    12,000      Abbott Laboratories                                                 391,500
                                -------------------------------------------------------------------------------------------
                                     3,200      Johnson & Johnson                                                   175,200
                                -------------------------------------------------------------------------------------------
                                     4,000      Teva Pharmaceuticals Industries, Inc.-ADR(c)                         96,750
                                -------------------------------------------------------------------------------------------
                                                                                                                    663,450
                                -------------------------------------------------------------------------------------------
                                                MEDICAL INSTRUMENTS/PRODUCTS-0.03%

                                     1,100      Isolyser Co., Inc.(c)                                                19,800
                                -------------------------------------------------------------------------------------------
                                                MEDICAL SERVICES-1.35%

                                     9,000      Baxter International, Inc.                                          254,250
                                -------------------------------------------------------------------------------------------
                                     4,500      Columbia/HCA Healthcare                                             164,250
                                -------------------------------------------------------------------------------------------
                                     3,500      Foundation Health Corp.(c)                                          108,500
                                -------------------------------------------------------------------------------------------
                                     4,500      Quantum Health Resources, Inc.                                      129,375
                                -------------------------------------------------------------------------------------------
                                     3,000      US Healthcare Corp.                                                 123,750
                                -------------------------------------------------------------------------------------------
                                                                                                                    780,125
                                -------------------------------------------------------------------------------------------
                                                METAL-0.30%

                                     4,000      Illinois Tool Works, Inc.                                           175,000
                                -------------------------------------------------------------------------------------------
                                                OFFICE AUTOMATION-0.50%

                                     2,900      Xerox Corp.                                                         287,100
                                -------------------------------------------------------------------------------------------
                                                OFFICE PRODUCTS-0.39%

                                     6,300      Avery-Dennison Corp.                                                223,650
                                -------------------------------------------------------------------------------------------
                                                OIL & GAS-0.35%

                                     2,400      Mobil Corp.                                                         202,200
                                -------------------------------------------------------------------------------------------
                                                OIL EQUIPMENT & SUPPLIES-0.52%

                                     4,000      Halliburton Co.                                                     132,500
                                -------------------------------------------------------------------------------------------
                                    10,000      Transco Energy Co.                                                  166,250
                                -------------------------------------------------------------------------------------------
                                                                                                                    298,750
                                -------------------------------------------------------------------------------------------
                                                PAPER & FOREST PRODUCTS-0.60%

                                     6,000      Federal Paper Board Co., Inc.                                       174,000
                                -------------------------------------------------------------------------------------------
                                     3,500      Mead Corp. (The)                                                    170,187
                                -------------------------------------------------------------------------------------------
                                                                                                                    344,187
                                -------------------------------------------------------------------------------------------
                                                REAL ESTATE-0.24%

                                     8,000      Webb (Del) Corp.                                                    141,000
                                -------------------------------------------------------------------------------------------


   FINANCIALS


                                  SHARES                                                                       MARKET VALUE
                                                REAL ESTATE INVESTMENT TRUSTS-3.29%

                                     5,000      Avalon Properties, Inc.                                             115,000
                                -------------------------------------------------------------------------------------------
                                    13,000      Bay Apartment Communities(c)                                        261,625
                                -------------------------------------------------------------------------------------------
                                    25,000      Equity Inns, Inc.                                                   275,000
                                -------------------------------------------------------------------------------------------
                                     2,700      Felcor Suite Hotels Inc.                                             52,650
                                -------------------------------------------------------------------------------------------
                                    25,000      Innkeepers USA Trust                                                181,250
                                -------------------------------------------------------------------------------------------
                                     4,000      Meditrust                                                           121,000
                                -------------------------------------------------------------------------------------------
                                     2,200      Mid-America Apartment Communities                                    58,850
                                -------------------------------------------------------------------------------------------
                                     9,500      National Health Investors, Inc.                                     248,187
                                -------------------------------------------------------------------------------------------
                                    10,200      Oasis Residential Inc.                                              249,900
                                -------------------------------------------------------------------------------------------
                                    14,900      RFS Hotel Investors Inc.                                            217,912
                                -------------------------------------------------------------------------------------------
                                    10,000      South West Property Trust                                           122,500
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,903,874
                                -------------------------------------------------------------------------------------------
                                                RESTAURANTS-0.20%

                                     4,500      Sbarro Inc.                                                     $   117,000
                                -------------------------------------------------------------------------------------------
                                                RETAIL STORES-1.77%

                                    10,000      Circuit City Stores, Inc.                                           222,500
                                -------------------------------------------------------------------------------------------
                                     5,000      Dayton Hudson Corp.                                                 353,750
                                -------------------------------------------------------------------------------------------
                                    12,000      Federated Department Stores(c)                                      231,000
                                -------------------------------------------------------------------------------------------
                                     7,000      Toys 'R' Us Inc.(c)                                                 213,500
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,020,750
                                -------------------------------------------------------------------------------------------
                                                SCIENTIFIC INSTRUMENTS-0.30%

                                     5,000      Varian Associates, Inc.                                             175,000
                                -------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS-2.71%

                                     4,600      Applied Materials Inc.(c)                                           194,350
                                -------------------------------------------------------------------------------------------
                                     2,000      Intel Corp.                                                         127,750
                                -------------------------------------------------------------------------------------------
                                    10,000      National Semiconductor Corp.(c)                                     195,000
                                -------------------------------------------------------------------------------------------
                                    14,000      Texas Instruments Inc.                                            1,048,250
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,565,350
                                -------------------------------------------------------------------------------------------
                                                TELECOMMUNICATIONS-4.76%

                                    10,000      ALC Communications Corp.(c)                                         311,250
                                -------------------------------------------------------------------------------------------
                                    12,000      American Telephone & Telegraph Co.                                  603,000
                                -------------------------------------------------------------------------------------------
                                    13,000      British Sky-ADR(c)                                                  312,000
                                -------------------------------------------------------------------------------------------
                                     6,000      Grupo Iusacell, S.A. de C.V.-ADR(c)                                 111,750
                                -------------------------------------------------------------------------------------------
                                     4,500      Nokia Corp. ADR(c)                                                  337,500
                                -------------------------------------------------------------------------------------------
                                     3,800      PT Indostat-ADR                                                     135,850
                                -------------------------------------------------------------------------------------------
                                     5,000      Sprint Corp.                                                        138,125
                                -------------------------------------------------------------------------------------------
                                     4,700      Tele Danmark A/S-ADR(c)                                             119,850
                                -------------------------------------------------------------------------------------------
                                     2,500      Telecom Corp. of New Zealand Limited-ADR                            128,437
                                -------------------------------------------------------------------------------------------
                                     2,700      Telefonaktiebolaget L.M. Ericsson                                   149,341
                                -------------------------------------------------------------------------------------------
                                     7,300      Telefonaktiebolaget L.M. Ericsson-ADR                               402,412
                                -------------------------------------------------------------------------------------------
                                                                                                                  2,749,515
                                -------------------------------------------------------------------------------------------


   FINANCIALS


                                  SHARES                                                                          MARKET VALUE
                                                TEXTILES-0.35%

                                     8,000      Fieldcrest Cannon Inc.(c)                                           204,000
                                -------------------------------------------------------------------------------------------
                                                TOBACCO-0.70%

                                     7,000      Philip Morris Companies Inc.                                        402,500
                                -------------------------------------------------------------------------------------------
                                                UTILITIES-2.97%

                                     7,000      ALLTEL Corp.                                                        210,875
                                -------------------------------------------------------------------------------------------
                                     5,000      Ameritech Corp.                                                     201,875
                                -------------------------------------------------------------------------------------------
                                     4,000      Bell Atlantic Corp.                                                 199,000
                                -------------------------------------------------------------------------------------------
                                     5,600      Chilgener S.A.-ADR                                                  137,900
                                -------------------------------------------------------------------------------------------
                                     5,100      Nynex Corp.                                                         187,425
                                -------------------------------------------------------------------------------------------
                                     5,400      Royal PTT Nederland N.V.-ADR(a)(c)
                                                   (Acquired 06/13/94; cost $144,443)                               182,250
                                -------------------------------------------------------------------------------------------
                                     5,500      Southwestern Bell Corp.                                             222,062
                                -------------------------------------------------------------------------------------------
                                     1,075      Veba A.G.                                                           374,588
                                -------------------------------------------------------------------------------------------
                                                                                                                  1,715,975
                                -------------------------------------------------------------------------------------------
                                                         Total Common Stocks                                     28,899,532
                                -------------------------------------------------------------------------------------------
                                                PREFERRED STOCKS-5.70%

                                                AUTOMOBILE/TRUCKS PARTS & TIRES-0.21%

                                     2,000      Federal-Mogul Corp., Series D, $3.87 Conv. Pfd.(a)
                                                   (Acquired 04/19/94; cost $177,000)                           $   122,806
                                -------------------------------------------------------------------------------------------
                                                AUTOMOBILE MANUFACTURERS-1.35%

                                     2,000      Chrysler Corp., Series A, $4.625 Conv. Dep. Pfd.(a)
                                                   (Acquired 07/28/92-09/11/92; cost $137,146)                      272,119
                                -------------------------------------------------------------------------------------------
                                     3,000      Ford Motor Co., Series A, $4.20 Conv. Pfd.                          276,000
                                -------------------------------------------------------------------------------------------
                                     4,000      General Motors Corp., Series C, $3.25 Conv. Dep. Pfd.               229,500
                                -------------------------------------------------------------------------------------------
                                                                                                                    777,619
                                -------------------------------------------------------------------------------------------
                                                BANKING (MONEY CENTER)-0.66%

                                     3,000      Chemical Banking Corp., $5.00 Conv. Pfd.                            206,250
                                -------------------------------------------------------------------------------------------
                                     1,500      Citicorp, $5.375 Conv. Pfd.                                         172,376
                                -------------------------------------------------------------------------------------------
                                                                                                                    378,626
                                -------------------------------------------------------------------------------------------
                                                CHEMICALS-0.54%

                                    12,000      Atlantic Richfield Co., $2.2275 Conv. Pfd. DECS                     313,500
                                -------------------------------------------------------------------------------------------
                                                ELECTRONIC COMPONENTS-0.51%

                                    22,000      Westinghouse Electric Corp.,-Series C, $1.30 Conv. Dep.
                                                   Pfd.(a) (Acquired 03/22/94; cost $317,680)                       297,000
                                -------------------------------------------------------------------------------------------
                                                FUNERAL SERVICES-0.63%

                                     7,000      Service Corp. International, $3.125 Conv. Pfd.                      364,000
                                -------------------------------------------------------------------------------------------
                                                RETAIL STORES-0.22%

                                     3,000      Best Buy Co., Inc., $3.24 Conv. Dep. Pfd.,                          128,625
                                -------------------------------------------------------------------------------------------

   FINANCIALS


                                  SHARES                                                                       MARKET VALUE
                                                STEEL-1.20%

                                    10,000      AK Steel, $2.15 Conv. Dep. Pfd. SAILS                               312,500
                                -------------------------------------------------------------------------------------------
                                     9,000      WHX Corp., $3.91 Conv. Dep. Pfd.                                    382,500
                                -------------------------------------------------------------------------------------------
                                                                                                                    695,000
                                -------------------------------------------------------------------------------------------
                                                UTILITIES-0.38%

                                     4,000      Philippine Long Distance Telephone Co., $3.50 Conv. Pfd.            216,500
                                -------------------------------------------------------------------------------------------
                                                         Total Preferred Stocks                                   3,293,676
                                -------------------------------------------------------------------------------------------
                                 PRINCIPAL
                                  AMOUNT
                                                U.S. TREASURY SECURITIES-15.48%

                                                U.S. Treasury Notes

                                $5,000,000         7.50%, 12/31/96                                                4,982,050
                                -------------------------------------------------------------------------------------------
                                 1,800,000         5.75%, 08/15/03                                                1,565,676
                                -------------------------------------------------------------------------------------------
                                 2,500,000         7.25%, 08/15/04                                                2,399,600
                                -------------------------------------------------------------------------------------------
                                                                                                                  3,965,276
                                -------------------------------------------------------------------------------------------
                                                         Total U.S. Treasury Securities                           8,947,326
                                -------------------------------------------------------------------------------------------
                                                         Total Investments (excluding Repurchase Agreement)      52,497,231
                                -------------------------------------------------------------------------------------------
                                                REPURCHASE AGREEMENT-16.92%(d)

                                 9,780,425      Daiwa Securities America Inc., 3.50%, 01/03/95(e)                 9,780,425
                                -------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENT SECURITIES-107.72%                     62,277,656
                                -------------------------------------------------------------------------------------------
                                                         OTHER ASSETS LESS LIABILITIES-(7.72%)                   (4,460,240)
                                -------------------------------------------------------------------------------------------
                                                         NET ASSETS-100.00%                                     $57,817,416
                                ===========================================================================================

                                Notes to Schedule of Investments:

                                (a) Restricted security. May be resold to
                                    qualified institutional buyers in
                                    accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1994, was $1,442,675, which represented 2.50% of the net assets.

                                (b) Zero coupon bonds. The interest rate shown
                                    represents the rate of original issue
                                    discount.

                                (c) Non-income producing security.

                                (d) Collateral on repurchase agreements,
                                    including the Fund's pro-rata interest
                                    in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement.

                                (e) Joint repurchase agreement entered into
                                    12/30/94 with a maturing value of
                                    $391,353,115. Collateralized by
                                    $426,987,000 U.S. Treasury obligations,
                                    4.75% to 9.25% due 01/15/96 to 11/15/24. The
                                    aggregate market value of the collateral at 12/30/94 was $399,025,510. The Fund's pro-rata interest in the collateral at
                                    12/31/94 was $9,976,046.

                                 Abbreviations:
                                  ADR-American Depositary Receipt
                                  CAD-Canadian dollars
                                  Conv.-Convertible
                                  Deb.-Debenture
                                  DECS-Debt Exchangeable for Common Stock
                                  Dep.-Depository
                                  Pfd.-Preferred
                                  SAILS-Stock Appreciation Income Linked
                                    Securities
                                  Sr.-Senior
                                  Sub.-Subordinated

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994

ASSETS:

Investments, at market value (cost $53,385,344)                             $52,497,231
---------------------------------------------------------------------------------------
Repurchase agreements (cost $9,780,425)                                       9,780,425
---------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $344)                                     342
---------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                              128,537
---------------------------------------------------------------------------------------
  Fund shares sold                                                              387,818
---------------------------------------------------------------------------------------
  Interest and dividends                                                        470,519
---------------------------------------------------------------------------------------
Investment for deferred compensation plan                                         3,542
---------------------------------------------------------------------------------------
Other assets                                                                     14,767
---------------------------------------------------------------------------------------
    Total assets                                                             63,283,181
---------------------------------------------------------------------------------------
LIABILITIES:

Payables for:
  Investments purchased                                                       5,102,147
---------------------------------------------------------------------------------------
  Fund shares reacquired                                                        244,924
---------------------------------------------------------------------------------------
  Deferred compensation plan                                                      3,542
---------------------------------------------------------------------------------------
Accrued advisory fees                                                            36,168
---------------------------------------------------------------------------------------
Accrued administrative service fees                                               4,667
---------------------------------------------------------------------------------------
Accrued distribution fees                                                        35,483
---------------------------------------------------------------------------------------
Accrued trustees' fees                                                            1,101
---------------------------------------------------------------------------------------
Accrued operating expenses                                                       37,733
---------------------------------------------------------------------------------------
    Total liabilities                                                         5,465,765
---------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                 $57,817,416
=======================================================================================
NET ASSETS:

Class A                                                                     $37,572,016
=======================================================================================
Class B                                                                     $20,245,400
=======================================================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                       2,570,636
=======================================================================================
Class B                                                                       1,384,910
=======================================================================================
Class A:
Net asset value and redemption price per share                              $     14.62
=======================================================================================
Offering price per share:
  (Net asset value of $14.62 / 95.25%)                                      $     15.35
=======================================================================================
Class B:
Net asset value and offering price per share                                $     14.62
=======================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994

INVESTMENT INCOME:

Interest                                                                    $ 1,261,270
---------------------------------------------------------------------------------------
Dividends                                                                       692,416
---------------------------------------------------------------------------------------
  Total investment income                                                     1,953,686
---------------------------------------------------------------------------------------
EXPENSES:

Advisory fees                                                                   137,235
---------------------------------------------------------------------------------------
Custodian fees                                                                   32,746
---------------------------------------------------------------------------------------
Distribution fees-Class A                                                        79,663
---------------------------------------------------------------------------------------
Distribution fees-Class B                                                       127,368
---------------------------------------------------------------------------------------
Administrative service fees                                                      81,734
---------------------------------------------------------------------------------------
Trustees' fees                                                                    5,251
---------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                      58,429
---------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                      31,941
---------------------------------------------------------------------------------------
Printing expenses                                                                33,149
---------------------------------------------------------------------------------------
Other                                                                            73,421
---------------------------------------------------------------------------------------
  Total expenses                                                                660,937
---------------------------------------------------------------------------------------
Net investment income                                                         1,292,749
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) on sales of:
---------------------------------------------------------------------------------------
Investment securities                                                        (1,545,230)
---------------------------------------------------------------------------------------
Foreign currencies                                                               (1,732)
---------------------------------------------------------------------------------------
                                                                             (1,546,962)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
---------------------------------------------------------------------------------------
Investment securities                                                        (2,365,355)
---------------------------------------------------------------------------------------
Foreign currencies                                                                 (132)
---------------------------------------------------------------------------------------
                                                                             (2,365,487)
---------------------------------------------------------------------------------------
  Net gain (loss) on investment securities and foreign currencies            (3,912,449)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $(2,619,700)
=======================================================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1994 and the four months ended December 31, 1993

                                                                  1994           1993
OPERATIONS:

Net investment income                                          $ 1,292,749    $   129,784
-----------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investment securities
  and foreign currencies                                        (1,546,962)     1,763,877
-----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment
  securities and foreign currencies                             (2,365,487)    (1,568,080)
-----------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                  (2,619,700)       325,581
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (841,828)      (191,513)
-----------------------------------------------------------------------------------------
  Class B                                                         (264,264)        (5,226)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (542,894)            --
-----------------------------------------------------------------------------------------
  Class B                                                         (294,134)            --
-----------------------------------------------------------------------------------------
Distributions to shareholders in excess of net realized
  capital gains:
  Class A                                                           (8,772)            --
-----------------------------------------------------------------------------------------
  Class B                                                           (4,752)            --
-----------------------------------------------------------------------------------------
Net equalization credits                                           516,289         92,746
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       17,028,360      3,824,848
-----------------------------------------------------------------------------------------
  Class B                                                       18,575,216      2,730,566
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  31,543,521      6,777,002
-----------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                             26,273,895     19,496,893
-----------------------------------------------------------------------------------------
End of period                                                  $57,817,416    $26,273,895
=========================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                                $59,203,842    $23,600,266
-----------------------------------------------------------------------------------------
  Undistributed net investment income                            1,062,305        359,359
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and foreign currencies                (1,560,486)       837,028
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (888,245)     1,477,242
-----------------------------------------------------------------------------------------
                                                               $57,817,416    $26,273,895
=========================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

December 31, 1994

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon, rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums and Discounts-It is the policy of the Fund not to amortize market discounts and premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,337,796 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2002.
E. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.
G. Foreign Currency Translation-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between securities. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties

FINANCIALS

   to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets plus 0.50% of the Fund's average daily net assets in excess of $150 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. AIM agreed to voluntarily waive advisory fees of 0.50% of the Fund's average daily net assets during 1994. During the year ended December 31, 1994, AIM waived advisory fees of $201,586. Effective January 1995, AIM has agreed to voluntarily waive advisory fees of 0.25% of the Fund's average daily net assets. The waiver is voluntary and can be discontinued at any time.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $81,734 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $10,700 for such services during the two months ended December 31, 1994.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $79,663 and $127,368, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $63,481 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $28,532 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1994, the Fund paid legal fees of $3,018 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $194 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES
Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $61,228,478 and $29,484,378, respectively.

FINANCIALS

  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:

Aggregate unrealized appreciation of investment securities             $ 2,389,863
----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (3,337,732)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities    $  (947,869)
==================================================================================

Cost of investments for tax purposes is $53,445,100.

NOTE 5-SHARE INFORMATION

Changes in shares outstanding during the year ended December 31, 1994 and the four months ended December 31, 1993 were as follows:

                                                1994                       1993
                                      ------------------------    -----------------------
                                         SHARES          VALUE      SHARES          VALUE
                                      ---------    -----------    --------    -----------
Sold:
  Class A                             1,622,265    $24,865,959     341,507    $ 5,454,065
-----------------------------------------------------------------------------------------
  Class B*                            1,362,158     20,837,893     175,555      2,804,614
-----------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                                76,775      1,081,610       8,104        127,654
-----------------------------------------------------------------------------------------
  Class B*                               33,584        459,716         293          4,612
-----------------------------------------------------------------------------------------
Reacquired:
  Class A                              (589,475)    (8,919,209)   (109,571)    (1,756,871)
-----------------------------------------------------------------------------------------
  Class B*                             (181,713)    (2,722,393)     (4,968)       (78,660)
-----------------------------------------------------------------------------------------
                                      2,323,594    $35,603,576     410,920    $ 6,555,414
=========================================================================================

* Sales of Class B shares commenced on October 18, 1993.

   FINANCIALS

NOTE 6-FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share outstanding during the year ended December 31, 1994, the four months ended December 31, 1993 and each of the years in the eight-year period ended August 31, 1993 and for a Class B share outstanding during the year ended December 31, 1994, and the period October 18, 1993 (date sales commenced) through December 31, 1993. Prior to October 15, 1993, the Fund was known as AIM Convertible Securities, Inc. and had a different investment objective.

                              DECEMBER 31,                                          AUGUST 31,
                        -----------------------      --------------------------------------------------------------------------
   CLASS A:              1994            1993         1993     1992      1991      1990      1989     1988      1987     1986
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
Net asset value,
 beginning of period    $ 16.10         $ 15.97      $ 12.77  $ 12.04  $   9.73  $  10.67   $  9.08  $ 11.89   $ 12.89  $ 11.82
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
Income from investment
 operations:
 Net investment income     0.44            0.10         0.32     0.29      0.28      0.32      0.39     0.42      0.55     0.67
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
 Net gains (losses)
   on securities
   (both realized
   and unrealized)        (1.31)           0.18         3.18     0.74      2.33     (0.91)     1.63    (2.65)     0.15     1.65
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
   Total from
    investment
    operations            (0.87)           0.28         3.50     1.03      2.61     (0.59)     2.02    (2.23)     0.70     2.32
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
Less  distributions:
 Dividends from net
 investment income        (0.39)          (0.15)       (0.30)   (0.30)    (0.30)    (0.35)    (0.43)   (0.50)    (0.66)   (0.72)
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
 Distributions from
   net realized
   capital gains          (0.22)             --           --       --        --        --        --    (0.08)    (1.04)   (0.53)
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
   Total distributions    (0.61)          (0.15)       (0.30)   (0.30)    (0.30)    (0.35)    (0.43)   (0.58)    (1.70)   (1.25)
----------------------  -------         -------      -------  -------  --------  --------   -------  -------   -------  -------
Net asset  value,
 end of period          $ 14.62         $ 16.10      $ 15.97  $ 12.77  $  12.04  $   9.73   $ 10.67  $  9.08   $ 11.89  $ 12.89
======================  =======         =======      =======  =======  ========  ========   =======  =======   =======  =======
Total return(a)           (5.44)%          1.76%       27.75%    8.66%    27.41%    (5.67)%   22.96%  (18.57)%    5.78%   20.33%
======================  =======         =======      =======  =======  ========  ========   =======  =======   =======  =======
Ratios/supplemental
 data:
 Net assets, end of
   period (000s
   omitted)             $37,572         $23,520      $19,497  $11,796  $ 11,750  $ 10,965   $14,405  $16,789   $27,973  $20,376
======================  =======         =======      =======  =======  ========  ========   =======  =======   =======  =======
 Ratio of expenses to
   average net assets      1.25%(b)(c)     2.17%(d)     2.07%    2.12%     2.39%     2.15%     1.94%    2.31%     1.87%    1.50%
======================  =======         =======      =======  =======  ========  ========   =======  =======   =======  =======
 Ratio of net
   investment income
   to  average net
   assets                  3.07%(b)(c)     1.81%(d)     2.23%    2.32%     2.74%     3.18%     3.99%    4.50%     4.54%    5.43%
======================  =======         =======      =======  =======  ========  ========   =======  =======   =======  =======
 Portfolio
   turnover rate          76.18%         233.10%      154.47%  165.53%   208.11%   307.08%   149.42%  117.73%   249.93%  192.35%
======================  =======         =======      =======  =======  ========  ========   =======  =======   =======  =======
Borrowings for
 the period:
Amount of debt
 outstanding at
 end of period               --              --           --       --        --       --   $260,000       --        --       --
----------------------  -------         -------      -------  -------  --------  --------  --------   ------   -------  -------
Average amount  of
 debt outstanding
 during the  period(e)       --              --           --       --        --  $138,181  $ 83,195       --        --       --
----------------------  -------         -------      -------  -------  --------  --------  --------   ------   -------  -------
Average number  of
 shares outstanding
 during the period
 (000s omitted)(e)        2,061           1,305        1,046      939     1,051     1,238     1,589    2,131     2,010    1,709
----------------------  -------         -------      -------  -------  --------  --------  --------   ------   -------  -------
Average amount of
 debt per share
 during the period           --              --           --       --        --  $  0.110  $  0.052       --        --       --
----------------------  -------         -------      -------  -------  --------  --------  --------   ------   -------  -------

(a) Total returns do not deduct sales charges and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $31,893,214.
(c) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.68% and 2.64%, respectively.
(d) Annualized.
(e) Averages computed on a daily basis.

CLASS B:                                                                                           1994           1993
-----------------------------------------------------------------------------------------------   -------        -------
Net asset value, beginning of period                                                              $ 16.11        $ 16.69
-----------------------------------------------------------------------------------------------   -------        -------
Income from investment operations:
-----------------------------------------------------------------------------------------------   -------        -------
 Net investment income                                                                               0.31           0.04
-----------------------------------------------------------------------------------------------   -------        -------
 Net gains (losses) on securities (both realized and unrealized)                                    (1.31)         (0.58)
-----------------------------------------------------------------------------------------------   -------        -------
    Total from investment operations                                                                (1.00)         (0.54)
-----------------------------------------------------------------------------------------------   -------        -------
Less distributions:
 Dividends from net investment income                                                               (0.27)         (0.04)
-----------------------------------------------------------------------------------------------   -------        -------
 Distributions from net realized capital gains                                                      (0.22)            --
-----------------------------------------------------------------------------------------------   -------        -------
    Total distributions                                                                             (0.49)         (0.04)
-----------------------------------------------------------------------------------------------   -------        -------
Net asset value, end of period                                                                    $ 14.62        $ 16.11
===============================================================================================   ======         =======
Total return(a)                                                                                     (6.23)%        (3.23)%(b)
===============================================================================================   ======         =======
Ratios/supplemental data:
 Net assets, end of period (000s omitted)                                                         $20,245        $ 2,754
===============================================================================================   ======         =======
 Ratio of expenses to average net assets                                                             1.98%(c)(d)    2.83%(e)
===============================================================================================   ======         =======
 Ratio of net investment income to average net assets                                                2.34%(c)(d)    1.15%(e)
===============================================================================================   ======         =======
 Portfolio turnover rate                                                                            76.18%        233.10%
===============================================================================================   ======         =======

(a) Does not deduct contingent deferred sales charge.
(b) Total return is not annualized.
(c) Ratios are based on average net assets of $13,282,960.
(d) After waiver of advisory fees. Ratios of expenses and net investment income prior to waiver of advisory fees are 2.45% and 1.87%, respectively.
(e) Annualized.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



The Board of Trustees and Shareholders of
AIM Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of AIM Government Securities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Government Securities Fund as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                           /s/ KPMG PEAT MARWICK LLP
                                           KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS
December 31, 1994


PRINCIPAL                                                                                 MARKET
  AMOUNT                                                                                   VALUE
                 U.S. GOVERNMENT AGENCIES-83.77%

                 FEDERAL HOME LOAN BANK BOARD-5.61%

                 Medium term notes
$ 3,000,000      7.69%, 12/16/96                                                   $   2,994,060
------------------------------------------------------------------------------------------------
  4,000,000      7.15%, 07/22/99                                                       3,851,840
------------------------------------------------------------------------------------------------
  3,300,000      8.375%, 10/25/99                                                      3,343,593
------------------------------------------------------------------------------------------------
                                                                                      10,189,493
------------------------------------------------------------------------------------------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION-15.38%

                 Debentures
  1,000,000      7.125%, 11/18/02                                                        945,360
------------------------------------------------------------------------------------------------
  4,500,000      10.50%, 06/01/17                                                      4,755,870
------------------------------------------------------------------------------------------------
                 Pass through certificates
  5,109,899      8.00%, 07/01/06 to 11/01/09                                           5,002,278
------------------------------------------------------------------------------------------------
     45,436      12.00%, 02/01/13                                                         49,525
------------------------------------------------------------------------------------------------
     89,068      10.00%, 11/01/11 to 02/01/16                                             92,964
------------------------------------------------------------------------------------------------
 11,752,685      9.00%, 12/01/05 to 09/01/20                                          11,936,327
------------------------------------------------------------------------------------------------
  5,229,065      8.50%, 12/01/05 to 08/01/24                                           5,165,477
------------------------------------------------------------------------------------------------
                                                                                      27,947,801
------------------------------------------------------------------------------------------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-35.14%

                 Debentures
  4,100,000      11.50%, 02/10/95                                                      4,124,108
------------------------------------------------------------------------------------------------
  4,000,000      8.20%, 03/10/98                                                       4,017,080
------------------------------------------------------------------------------------------------
  2,000,000      7.05%, 12/10/98                                                       1,933,960
------------------------------------------------------------------------------------------------
  5,500,000      8.625%, 11/10/04                                                      5,569,795
------------------------------------------------------------------------------------------------
                 Medium term notes
  3,500,000      7.68%, 12/01/97                                                       3,462,690
------------------------------------------------------------------------------------------------
  2,500,000      7.24%, 09/02/99                                                       2,409,400
------------------------------------------------------------------------------------------------
  2,000,000      7.65%, 10/20/99                                                       1,957,220
------------------------------------------------------------------------------------------------
                 Pass through certificates
  1,511,270      9.00%, 11/01/06                                                       1,535,328
------------------------------------------------------------------------------------------------
  1,914,811      7.50%, 07/01/09                                                       1,833,413
------------------------------------------------------------------------------------------------
 20,000,000      8.00%, 01/18/10 TBA(a)                                               19,637,500
------------------------------------------------------------------------------------------------
  1,049,643      10.50%, 03/01/14                                                      1,118,510
------------------------------------------------------------------------------------------------
  5,711,286      9.50%, 07/01/16 to 12/01/23                                           5,896,788
------------------------------------------------------------------------------------------------
 10,419,795      8.50%, 03/01/06 TO 05/01/24                                          10,383,824
------------------------------------------------------------------------------------------------
                                                                                      63,879,616
------------------------------------------------------------------------------------------------

FINANCIALS

PRINCIPAL                                                                                 MARKET
   AMOUNT                                                                                  VALUE
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-26.24%

                 Pass through certificates
$   402,357      12.50%, 11/15/10                                                    $   453,021
------------------------------------------------------------------------------------------------
    791,997      13.50%, 07/15/10 to 04/15/15                                            902,615
------------------------------------------------------------------------------------------------
    782,886      13.00%, 01/15/11 to 05/15/15                                            889,295
------------------------------------------------------------------------------------------------
  1,216,585      12.00%, 01/15/13 to 07/15/15                                          1,357,234
------------------------------------------------------------------------------------------------
    405,503      11.00%, 12/15/09 to 12/15/15                                            441,865
------------------------------------------------------------------------------------------------
    347,648      10.50%, 07/15/13 to 02/15/16                                            371,654
------------------------------------------------------------------------------------------------
 12,114,404      9.50%, 06/15/09 to 02/15/21                                          12,530,945
------------------------------------------------------------------------------------------------
 10,142,813      9.00%, 10/15/08 to 11/15/21                                          10,262,563
------------------------------------------------------------------------------------------------
  3,812,987      8.00%, 04/15/17 to 07/15/22                                           3,675,607
------------------------------------------------------------------------------------------------
 10,206,491      10.00%, 11/15/09 to 12/01/24                                         10,743,056
------------------------------------------------------------------------------------------------
  6,000,000      9.00%, 01/19/25 TBA(a)                                                6,067,500
------------------------------------------------------------------------------------------------
                                                                                      47,695,355
------------------------------------------------------------------------------------------------

                 PRIVATE EXPORT FUNDING COMPANY-1.40%

                 Debentures
  2,500,000      8.40%, 07/31/01                                                       2,545,825
------------------------------------------------------------------------------------------------
                                                                                       2,545,825
------------------------------------------------------------------------------------------------
                      Total U.S. Government Agencies                                 152,258,090
------------------------------------------------------------------------------------------------

                 U.S. TREASURY SECURITIES-18.04%

                 U.S. TREASURY BONDS AND NOTES-17.32%

  5,000,000      12.625%, 05/15/95                                                     5,116,300
------------------------------------------------------------------------------------------------
  3,000,000      7.50%, 01/31/96                                                       3,005,910
------------------------------------------------------------------------------------------------
  3,000,000      9.375%, 04/15/96                                                      3,067,680
------------------------------------------------------------------------------------------------
  4,000,000      7.25%, 11/15/96                                                       3,970,480
------------------------------------------------------------------------------------------------
  2,000,000      8.875%, 11/15/97                                                      2,053,140
------------------------------------------------------------------------------------------------
  3,000,000      7.875%, 04/15/98                                                      3,003,450
------------------------------------------------------------------------------------------------
  5,000,000      9.25%, 01/15/96 to 08/15/98                                           5,192,480
------------------------------------------------------------------------------------------------
  3,000,000      7.75%, 11/30/99                                                       2,989,260
------------------------------------------------------------------------------------------------
  3,000,000      8.50%, 02/15/00                                                       3,081,840
------------------------------------------------------------------------------------------------
                                                                                      31,480,540
------------------------------------------------------------------------------------------------

FINANCIALS

PRINCIPAL                                                                                 MARKET
   AMOUNT                                                                                  VALUE
                 U.S. TREASURY STRIPS-0.72%(b)

$ 1,000,000      8.06% 02/15/12                                                     $    258,600
------------------------------------------------------------------------------------------------
  7,000,000      8.04% 02/15/19                                                        1,045,800
------------------------------------------------------------------------------------------------
                                                                                       1,304,400
------------------------------------------------------------------------------------------------
                      Total U.S. Treasury Securities                                  32,784,940
------------------------------------------------------------------------------------------------
                      Total Investments (excluding repurchase agreements)            185,043,030
------------------------------------------------------------------------------------------------

                 REPURCHASE AGREEMENT 11.15%(c)

                 Goldman, Sachs & Co.
 20,265,342      5.75%, 01/03/95(d)                                                   20,265,342
------------------------------------------------------------------------------------------------
                      Total Repurchase Agreements                                     20,265,342
------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS-112.96%                                      205,308,372
------------------------------------------------------------------------------------------------
                      OTHER ASSETS LESS LIABILITES-(12.96%)                          (23,552,524)
------------------------------------------------------------------------------------------------
                      NET ASSETS-100.00%                                            $181,755,848
================================================================================================

FINANCIALS

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At 12/31/94, cost of securities purchased on a when-issued basis totaled $25,758,438.

(b) U.S. Treasury STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(c) Collateral on repurchase agreements, including the Fund's pro rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement.

(d) Joint repurchase agreement entered into 12/30/94 with a maturing value of $52,570,761. Collateralized by $53,268,000 U.S. Treasury obligations, 0.00% to 11.25% due 02/15/95 to 05/15/97. The aggregate market value of collateral at 12/31/94 was $53,647,034. The Fund's pro-rata interest in the collateral was $20,693,444.



See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

ASSETS:
Investments, excluding repurchase agreements, at market value
     (cost $190,790,188)                                                   $185,043,030
----------------------------------------------------------------------------------------
Repurchase agreements (cost $20,265,342)                                      20,265,342
----------------------------------------------------------------------------------------
Receivables for:
       Fund shares sold                                                        1,055,894
----------------------------------------------------------------------------------------
       Interest                                                                2,092,544
----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                         10,378
----------------------------------------------------------------------------------------
Other assets                                                                     192,420
----------------------------------------------------------------------------------------
          Total assets                                                       208,659,608
----------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
       Investments purchased                                                  25,758,438
----------------------------------------------------------------------------------------
       Fund shares redeemed                                                      533,259
----------------------------------------------------------------------------------------
       Dividends                                                                 334,355
----------------------------------------------------------------------------------------
       Deferred compensation plan                                                 10,378
----------------------------------------------------------------------------------------
Accrued advisory fees                                                             77,211
----------------------------------------------------------------------------------------
Accrued administrative service fees                                                  254
----------------------------------------------------------------------------------------
Accrued distribution fees                                                        105,534
----------------------------------------------------------------------------------------
Accrued printing fees                                                             40,520
----------------------------------------------------------------------------------------
Accrued professional fees                                                         14,421
----------------------------------------------------------------------------------------
Accrued operating expenses                                                        29,390
----------------------------------------------------------------------------------------
          Total liabilities                                                   26,903,760
----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                 $181,755,848
========================================================================================
NET ASSETS:
Class A                                                                     $158,341,194
========================================================================================
Class B                                                                     $ 23,414,654
========================================================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                                       17,603,509
========================================================================================
Class B                                                                        2,605,423
========================================================================================
CLASS A:
Net asset value and redemption price per share                              $       8.99
========================================================================================
Offering price per share (Net asset value of $8.99/95.25%)                  $       9.44
========================================================================================
CLASS B:
Net asset value and offering price per share                                $       8.99
========================================================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS
For the year ended December 31, 1994

INVESTMENT INCOME:
Interest                                                                                     $ 12,296,175
---------------------------------------------------------------------------------------------------------
          Total investment income                                                              12,296,175
---------------------------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                                     734,086
---------------------------------------------------------------------------------------------------------
Custodian fees                                                                                     44,788
---------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                                                         327,060
---------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                                                         159,848
---------------------------------------------------------------------------------------------------------
Administrative service fees                                                                        92,487
---------------------------------------------------------------------------------------------------------
Filing fees                                                                                        36,557
---------------------------------------------------------------------------------------------------------
Printing fees                                                                                      92,523
---------------------------------------------------------------------------------------------------------
Professional fees                                                                                  40,079
---------------------------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                                        97,063
---------------------------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                                        16,276
---------------------------------------------------------------------------------------------------------
Trustees' fees                                                                                      5,416
---------------------------------------------------------------------------------------------------------
Other                                                                                              31,846
---------------------------------------------------------------------------------------------------------
       Total expenses                                                                           1,678,029
---------------------------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                                  (31,200)
---------------------------------------------------------------------------------------------------------
       Net expenses                                                                             1,646,829
---------------------------------------------------------------------------------------------------------
Net investment income                                                                          10,649,346
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:
Net realized gain (loss) on sales of investment securities                                    (10,486,627)
---------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment securities                                (5,639,126)
---------------------------------------------------------------------------------------------------------
       Net gain (loss) on investment securities                                               (16,125,753)
---------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from operations                       $ (5,476,407)
=========================================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1994 and 1993

                                                                                1994             1993
OPERATIONS:
     Net investment income                                                  $ 10,649,346      $ 9,721,880
---------------------------------------------------------------------------------------------------------
     Net realized gain (loss) on sales of investment securities              (10,486,627)       2,029,819
---------------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities          (5,639,126)      (2,637,549)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from operations          (5,476,407)       9,114,150
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class A                                                                  (7,962,122)      (9,266,777)
---------------------------------------------------------------------------------------------------------
     Class B                                                                    (834,681)         (48,922)
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
 investment securities:
     Class A                                                                    (652,519)      (1,937,810)
---------------------------------------------------------------------------------------------------------
     Class B                                                                     (80,521)         (73,815)
---------------------------------------------------------------------------------------------------------
Return of capital:
     Class A                                                                  (1,369,875)              --
---------------------------------------------------------------------------------------------------------
     Class B                                                                    (165,673)              --
---------------------------------------------------------------------------------------------------------
Share transactions-net:
     Class A                                                                  33,619,200       18,180,881
---------------------------------------------------------------------------------------------------------
     Class B                                                                  18,932,857        6,294,249
---------------------------------------------------------------------------------------------------------
          Net increase in net assets                                          36,010,259       22,261,956
---------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                     145,745,589      123,483,633
---------------------------------------------------------------------------------------------------------
     End of period                                                          $181,755,848     $145,745,589
=========================================================================================================
NET ASSETS CONSIST OF:
     Shares of beneficial interest                                          $196,716,205     $145,699,696
---------------------------------------------------------------------------------------------------------
     Undistributed net investment income                                         159,155         (684,640)
---------------------------------------------------------------------------------------------------------
     Undistributed net realized gain (loss) on sales of
       investment securities                                                  (9,372,354)         838,565
---------------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities          (5,747,158)        (108,032)
---------------------------------------------------------------------------------------------------------
                                                                            $181,755,848     $145,745,589
=========================================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS
December 31, 1994

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Government Securities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly. On December 31, 1994 $1,008,748, was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. In addition, $1,535,548 was reclassified from undistributed net investment income to paid-in-capital, consisting of $1,008,748 mentioned above and $526,800 of distributions in excess of net investment income. Net assets of the Fund were unaffected by the reclassifications discussed above. As of the close of business on November 18, 1994, all of the assets and liabilities ($48,718,113) of AIM
     Adjustable Rate Government Fund ("AIM Adjustable") were transferred to the Fund under an Agreement and Plan of Reorganization. As a result of this transfer, the Fund will be entitled to utilize the capital loss carryforward of AIM Adjustable subject to certain limitations. Paid-in capital has been decreased $2,667,651 with an offset to undistributed net realized gain (loss) on investment securities to reflect this capital loss carryforward.
C. Reverse Repurchase Agreements and Dollar Roll Transactions - A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
       The Fund may also engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.
     During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will limit its borrowings from banks, reverse repurchase agreements and

FINANCIALS
     dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $6,617,343 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2001. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. The advisory agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. AIM voluntarily reimbursed expenses of $23,000 with respect to Class A Shares of the Fund and $8,200 with respect to Class B Shares of the Fund during the year ended December 31, 1994.
     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $92,487 for such services. Effective November 1,1994, AIM Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $20,734 for such services during the two months ended December 31,1994.
     The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares
(the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and other financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $327,060 and $159,848, respectively, as compensation under the Plans.
     AIM Distributors received commissions of $108,048 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $70,431 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
     During the year ended December 31, 1994, the Fund paid legal fees of $3,146 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $223 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

FINANCIALS

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $202,407,796 and $149,381,138, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:


Aggregate unrealized appreciation of investment securities                         $    295,649
-----------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (6,042,807)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities                $ (5,747,158)
===============================================================================================


     Investments have the same cost for tax and financial statement purposes.

NOTE 5 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31,1994 and 1993 were as follows:

                                                                                 1994                              1993
---------------------------------------------------------------------------------------------------------------------------------
                                                                      SHARES           VALUE              SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
Sold:
     Class A                                                           9,095,532     $ 84,555,557       4,740,102     $48,869,160
---------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                          2,442,865       23,125,558         624,925       6,408,966
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
     Class A                                                             815,446        7,649,630         811,506       8,318,804
---------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                             72,145          670,468             933           9,576
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
     Class A                                                          (6,202,526)     (58,585,987)     (3,777,211)    (39,007,083)
---------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                           (523,327)      (4,863,169)        (12,118)       (124,293)
---------------------------------------------------------------------------------------------------------------------------------
                                                                       5,700,135     $ 52,552,057       2,388,137    $ 24,475,130
=================================================================================================================================



 *Sales of Class B shares commenced on September 7, 1993.

FINANCIALS

NOTE 6 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during the seven-year period ended December 31, 1994 and the period April 28, 1987 (date operations commenced) through December 31, 1987 and for a Class B share outstanding during the year ended December 31, 1994 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                                        1994        1993     1992(a)     1991    1990     1989     1988     1987
CLASS A:
Net asset value, beginning of period                   $10.05      $10.19    $10.34     $9.95    $9.91    $9.70    $9.92   $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                               0.68        0.74      0.77      0.82     0.87     0.90     0.89     0.55
---------------------------------------------------------------------------------------------------------------------------------
     Net gains (losses) on securities
      (both realized and unrealized)                    (1.02)      (0.04)    (0.15)     0.41     0.01     0.15    (0.27)   (0.14)
---------------------------------------------------------------------------------------------------------------------------------
          Total from investment operations              (0.34)       0.70      0.62      1.23     0.88     1.05     0.62     0.41
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income               (0.58)      (0.70)    (0.74)    (0.84)   (0.84)   (0.84)   (0.84)   (0.49)
---------------------------------------------------------------------------------------------------------------------------------
     Distributions from net realized capital gains      (0.04)      (0.14)    (0.03)       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
     Distributions from capital                         (0.10)         --        --        --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
          Total distributions                           (0.72)      (0.84)    (0.77)    (0.84)   (0.84)   (0.84)   (0.84)   (0.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $8.99      $10.05    $10.19    $10.34    $9.95    $9.91    $9.70    $9.92
=================================================================================================================================
Total return(b)                                         (3.44)%     7.07%     6.26%    12.98%    9.39%   11.28%    6.43%    4.18%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $158,341    $139,586  $123,484  $101,409  $61,463  $57,077  $48,372  $28,052
=================================================================================================================================
Ratio of expenses to average net assets(d)              1.04%(c)    1.00%     0.98%     1.00%    1.00%    1.00%    1.00%    1.20%(f)
=================================================================================================================================
Ratio of net investment income to average
 net assets(e)                                          7.34%(c)    7.08%     7.53%     8.15%    8.85%    9.10%    9.11%    8.64%(f)
=================================================================================================================================
Portfolio turnover rate                                  109%        110%       42%       26%      16%      15%      15%      35%
=================================================================================================================================

(a)  The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charge and is not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $130,824,143.

(d) Ratios of expenses to average net assets prior to reduction of advisory fee and expense reimbursement were 1.05%, 1.04%, 1.04%, 1.10%, 1.13%, 1.08% and 1.08% for 1994-88, respectively.

(e) Ratios of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement were 7.32%, 7.04%, 7.48%, 8.05%, 8.72%, 9.03% and 9.03% for 1994-88, respectively.

(f)  Annualized.

FINANCIALS

                                                                           1994             1993
CLASS B
Net asset value, beginning of period                                      $10.04           $10.44
-------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                                  0.61             0.21
-------------------------------------------------------------------------------------------------
     Net gains (losses) on securities (both realized and unrealized)       (1.02)           (0.27)
-------------------------------------------------------------------------------------------------
       Total from investment operations                                    (0.41)           (0.06)
-------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                                  (0.50)           (0.20)
-------------------------------------------------------------------------------------------------
     Distributions from net realized capital gains                         (0.04)           (0.14)
-------------------------------------------------------------------------------------------------
     Distributions from capital                                            (0.10)              -
-------------------------------------------------------------------------------------------------
       Total distributions                                                 (0.64)           (0.34)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $8.99           $10.04
=================================================================================================
Total return(a)                                                            (4.13)%          (0.52)%
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                  23,415           $6,160
=================================================================================================
Ratio of expenses to average net assets(c)                                  1.82%(b)         1.71%(e)
=================================================================================================
Ratio of net investment income to average net assets(d)                     6.56%(b)         6.37%(e)
=================================================================================================
Portfolio turnover rate                                                      109%             110%
=================================================================================================

(a) Total returns are not annualized for periods less than one year and do not deduct contingent deferred sales charges.

(b)  Ratios are annualized and based on average net assets of $15,993,012.

(c) Ratio of expenses to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31,1994 and the period ended December 31, 1993 were 1.87% and 2.18% (annualized), respectively.

(d) Ratio of net investment income to average net assets prior to reduction of advisory fee and expense reimbursement for the year ended December 31, 1994 and the period ended December 31, 1993 were 6.50% and 5.90% (annualized), respectively.

(e)  Annualized.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT




The Board of Trustees and Shareholders of
AIM Growth Fund:

We have audited the accompanying statement of assets and liabilities of AIM Growth Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Growth Fund as of December 31, 1994, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                           /s/  KPMG PEAT MARWICK LLP
                                           KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS
December 31, 1994


                                                          MARKET
      SHARES                                              VALUE
             COMMON STOCKS-79.95%

             ADVERTISING/BROADCASTING-0.42%


         400 Belo (A.H.) Corp.                         $     22,600
-------------------------------------------------------------------
       8,400 British Sky Broadcasting-ADR(a)                201,600
-------------------------------------------------------------------
       2,500 Capital Cities/ABC, Inc.                       213,125
-------------------------------------------------------------------
       7,600 Infinity Broadcasting Corp.-Class A(a)         239,400
-------------------------------------------------------------------
                                                            676,725
-------------------------------------------------------------------
             AIRLINES-0.19%

      19,200 Northwest Airlines Corp.(a)                    302,400
-------------------------------------------------------------------
             APPLIANCES-1.09%

      26,000 Newell Co.                                     546,000
-------------------------------------------------------------------
      20,000 Premark International Inc.                     875,000
-------------------------------------------------------------------
      13,000 Sunbeam-Oster Co., Inc.                        334,750
-------------------------------------------------------------------
                                                          1,755,750
-------------------------------------------------------------------
             AUTOMOBILE MANUFACTURERS-0.26%

       8,400 Ford Motor Co.                                 235,200
-------------------------------------------------------------------
      10,000 Volvo AB-ADR                                   187,500
-------------------------------------------------------------------
                                                            422,700
-------------------------------------------------------------------
             AUTOMOBILE/TRUCK PARTS & TIRES-0.42%

       3,900 Eaton Corp.                                    193,050
-------------------------------------------------------------------
         700 Echlin Inc.                                     21,000
-------------------------------------------------------------------
       6,000 Superior Industries International, Inc.        158,250
-------------------------------------------------------------------
       8,600 Varity Corp.(a)                                311,750
-------------------------------------------------------------------
                                                            684,050
-------------------------------------------------------------------
             BANKING-0.72%

      14,700 Bank of Boston Corp.                           380,362
-------------------------------------------------------------------
      14,100 Bank of New York Co., Inc.                     408,900
-------------------------------------------------------------------
       5,600 First Interstate Bancorp                       378,700
-------------------------------------------------------------------
                                                          1,167,962
-------------------------------------------------------------------
             BANKING (MONEY CENTER)-0.48%

       6,500 Chase Manhattan Corp.                          223,437
-------------------------------------------------------------------
      13,400 Citicorp                                       554,425
-------------------------------------------------------------------
                                                            777,862
-------------------------------------------------------------------

FINANCIALS

                                                 MARKET
      SHARES                                     VALUE
             BEVERAGES-0.26%

       4,000 Coca-Cola Co. (The)             $    206,000
---------------------------------------------------------
       5,900 PepsiCo Inc.                         213,875
---------------------------------------------------------
                                                  419,875
---------------------------------------------------------
             BIOTECHNOLOGY-0.52%

      14,000 Amgen Inc.(a)                        826,000
---------------------------------------------------------
             BUILDING MATERIALS-0.44%

      30,200 Black & Decker Corp.                 717,250
---------------------------------------------------------
             BUSINESS SERVICES-2.16%

       4,400 Diebold, Inc.                        180,950
---------------------------------------------------------
       9,100 Equifax Inc.                         240,012
---------------------------------------------------------
      24,700 Healthcare Compare Corp.(a)          842,887
---------------------------------------------------------
      14,800 Manpower Inc.                        416,250
---------------------------------------------------------
      27,800 Olsten Corp.                         882,650
---------------------------------------------------------
       7,600 Pittston Co. (The)                   201,400
---------------------------------------------------------
      11,000 Sensormatic Electronics Corp.        396,000
---------------------------------------------------------
       9,000 Value Health, Inc.(a)                335,250
---------------------------------------------------------
                                                3,495,399
---------------------------------------------------------
             CHEMICALS-1.23%

       4,700 Dow Chemical Co.                     316,075
---------------------------------------------------------
       7,100 Geon Co.                             194,362
---------------------------------------------------------
       2,700 Goodrich (B.F.) Co.                  117,112
---------------------------------------------------------
       6,000 Hanna (M.A.) Co.                     142,500
---------------------------------------------------------
       5,700 PPG Industries, Inc.                 211,612
---------------------------------------------------------
      10,200 Rohm & Haas Co.                      582,675
---------------------------------------------------------
       5,600 Union Carbide Corp.                  164,500
---------------------------------------------------------
       9,000 Wellman Inc.                         254,250
---------------------------------------------------------
                                                1,983,086
---------------------------------------------------------
             CHEMICALS (SPECIALTY)-0.78%

       8,400 Airgas Inc.(a)                       178,500
---------------------------------------------------------
       7,800 Georgia Gulf Corp.(a)                303,225
---------------------------------------------------------
       7,800 IMC Global Inc.                      337,350
---------------------------------------------------------
       4,500 Loctite Corp.                        209,250
---------------------------------------------------------
      11,300 Praxair, Inc.                        231,650
---------------------------------------------------------
                                                1,259,975
---------------------------------------------------------

FINANCIALS



                                                          MARKET
      SHARES                                              VALUE
             COMPUTER MAINFRAMES-0.75%

      30,100 Amdahl Corp.(a)                           $    331,100
-------------------------------------------------------------------
       8,700 International Business Machines Corp.          639,450
-------------------------------------------------------------------
      12,500 Sequent Computer Systems, Inc.(a)              246,875
-------------------------------------------------------------------
                                                          1,217,425
-------------------------------------------------------------------
             COMPUTER MINI/PCS-3.25%

      23,300 Apple Computer, Inc.                           908,700
-------------------------------------------------------------------
      39,700 COMPAQ Computer Corp.(a)                     1,568,150
-------------------------------------------------------------------
       5,000 Dell Computer Corp.(a)                         205,000
-------------------------------------------------------------------
       4,900 Hewlett-Packard Co.                            489,387
-------------------------------------------------------------------
      10,500 Stratus Computer, Inc.(a)                      399,000
-------------------------------------------------------------------
      40,300 Sun Microsystems, Inc.(a)                    1,430,650
-------------------------------------------------------------------
      15,000 Tandem Computers Inc.(a)                       256,875
-------------------------------------------------------------------
                                                          5,257,762
-------------------------------------------------------------------
             COMPUTER NETWORKING-6.35%

       5,000 ADC Telecommunications, Inc.(a)                250,000
-------------------------------------------------------------------
       8,400 Allen Group Inc.                               200,550
-------------------------------------------------------------------
       5,000 Andrew Corp.(a)                                261,250
-------------------------------------------------------------------
       6,500 Aspect Telecommunications Corp.(a)             217,750
-------------------------------------------------------------------
      22,700 Cabletron Systems, Inc.(a)                   1,055,550
-------------------------------------------------------------------
       6,000 California Microwave, Inc.(a)                  219,000
-------------------------------------------------------------------
      15,000 Chipcom Corp.(a)                               750,000
-------------------------------------------------------------------
      25,000 Cisco Systems, Inc.(a)                         878,125
-------------------------------------------------------------------
      44,000 DSC Communications Corp.(a)                  1,578,500
-------------------------------------------------------------------
      27,000 General Instrument Corp.(a)                    810,000
-------------------------------------------------------------------
         900 Madge N.V.(a)                                   10,631
-------------------------------------------------------------------
       4,500 Network Equipment Technologies, Inc.(a)        108,000
-------------------------------------------------------------------
      12,000 Northern Telecom Ltd.                          400,500
-------------------------------------------------------------------
      38,000 Scientific-Atlantic Inc.                       798,000
-------------------------------------------------------------------
      19,000 Tellabs, Inc.(a)                             1,059,250
-------------------------------------------------------------------
      32,400 3Com Corp.(a)                                1,670,647
-------------------------------------------------------------------
                                                         10,267,753
-------------------------------------------------------------------


FINANCIALS

                                                           MARKET
      SHARES                                               VALUE
             COMPUTER PERIPHERALS-3.67%

      24,700 Adaptec Inc.(a)                           $    583,537
-------------------------------------------------------------------
       6,400 Alliance Semiconductor Corp.(a)                200,000
-------------------------------------------------------------------
      28,000 American Power Conversion Corp.(a)             458,500
-------------------------------------------------------------------
      68,600 EMC Corp.(a)                                 1,483,475
-------------------------------------------------------------------
      10,000 Exabyte Corp.(a)                               213,750
-------------------------------------------------------------------
      11,000 Komag, Inc.(a)                                 287,375
-------------------------------------------------------------------
      11,000 Microchip Technology, Corp.(a)                 302,500
-------------------------------------------------------------------
      34,800 Oracle Systems Corp.(a)                      1,535,550
-------------------------------------------------------------------
      16,000 Read Rite Corp.(a)                             297,000
-------------------------------------------------------------------
       4,100 Storage Technology Corp.(a)                    118,900
-------------------------------------------------------------------
       8,000 U.S. Robotics, Inc.(a)                         346,000
-------------------------------------------------------------------
       6,600 Western Digital Corp.(a)                       110,550
-------------------------------------------------------------------
                                                          5,937,137
-------------------------------------------------------------------
             COMPUTER SOFTWARE & SERVICES-6.37%

      39,300 Adobe System, Inc.                           1,169,175
-------------------------------------------------------------------
       7,500 American Management Systems, Inc.(a)           144,375
-------------------------------------------------------------------
      21,100 Autodesk Inc.                                  836,087
-------------------------------------------------------------------
      11,200 Bay Networks, Inc.                             330,400
-------------------------------------------------------------------
       5,200 BMC Software, Inc.(a)                          295,750
-------------------------------------------------------------------
      31,200 Cadence Design Systems, Inc.(a)                643,500
-------------------------------------------------------------------
       3,000 Ceridian Corp.(a)                               80,625
-------------------------------------------------------------------
      29,800 Computer Associates International, Inc.      1,445,300
-------------------------------------------------------------------
       4,000 Computer Sciences Corp.(a)                     204,000
-------------------------------------------------------------------
      11,400 Corel Corp.(a)                                 157,462
-------------------------------------------------------------------
      12,000 Fiserv, Inc.(a)                                258,000
-------------------------------------------------------------------
      13,400 HBO & Co.                                      462,300
-------------------------------------------------------------------
       6,200 Microsoft Corp.(a)                             378,975
-------------------------------------------------------------------
       8,400 Network General Corp.(a)                       215,775
-------------------------------------------------------------------
      16,000 Parametric Technology Corp.(a)                 552,000
-------------------------------------------------------------------
      30,000 Silicon Graphics, Inc.(a)                      926,250
-------------------------------------------------------------------
       7,000 Sterling Software, Inc.(a)                     257,250
-------------------------------------------------------------------
      28,000 Sybase, Inc.(a)                              1,456,000
-------------------------------------------------------------------
      11,200 Synopsys, Inc.(a)                              490,000
-------------------------------------------------------------------
                                                         10,303,224
-------------------------------------------------------------------


FINANCIALS

                                                                    MARKET
      SHARES                                                        VALUE
             CONGLOMERATES-0.26%

       4,000 Johnson Controls, Inc.                               $  196,000
----------------------------------------------------------------------------
       3,300 TRW Inc.                                                217,800
----------------------------------------------------------------------------
                                                                     413,800
----------------------------------------------------------------------------
             CONTAINERS-0.32%

       4,700 Ball Corp.                                              148,050
----------------------------------------------------------------------------
       9,700 Crown Cork & Seal Co., Inc.(a)                          366,175
----------------------------------------------------------------------------
                                                                     514,225
----------------------------------------------------------------------------
             COSMETICS & TOILETRIES-0.28%

       2,100 Colgate-Palmolive Co.                                   133,087
----------------------------------------------------------------------------
       4,200 Gillette Co. (The)                                      313,950
----------------------------------------------------------------------------
                                                                     447,037
----------------------------------------------------------------------------
             ELECTRONIC COMPONENTS-2.47%

       7,000 Amphenol Corp.(a)                                       168,000
----------------------------------------------------------------------------
       9,100 Augat Inc.                                              171,762
----------------------------------------------------------------------------
      15,200 KLA Instruments Corp.(a)                                744,800
----------------------------------------------------------------------------
       3,750 Molex, Inc.                                             129,375
----------------------------------------------------------------------------
       5,500 Parker-Hannifin Corp.                                   250,250
----------------------------------------------------------------------------
      47,000 Phillips Electronics N.V.-New York Shares-ADR(a)      1,380,625
----------------------------------------------------------------------------
       8,800 Tektronix, Inc.                                         301,400
----------------------------------------------------------------------------
      25,000 Teradyne, Inc.(a)                                       846,875
----------------------------------------------------------------------------
                                                                   3,993,087
----------------------------------------------------------------------------
             ELECTRONIC/PC DISTRIBUTORS-0.38%

      17,100 Arrow Electronics, Inc.(a)                              613,462
----------------------------------------------------------------------------
             FINANCE (ASSET MANAGEMENT)-0.25%

       7,700 Charles Schwab Corp.                                    268,537
----------------------------------------------------------------------------
       3,000 XTRA Corp.                                              135,000
----------------------------------------------------------------------------
                                                                     403,537
----------------------------------------------------------------------------
             FINANCE (CONSUMER CREDIT)-2.16%

       3,000 ADVANTA Corp.-Class A                                    75,750
----------------------------------------------------------------------------
       4,800 ADVANTA Corp.-Class B                                   126,000
----------------------------------------------------------------------------
      16,000 Federal National Mortgage Association                 1,166,000
----------------------------------------------------------------------------
      14,400 First USA, Inc.                                         473,400
----------------------------------------------------------------------------
      26,300 Green Tree Acceptance, Inc.                             798,862
----------------------------------------------------------------------------
      26,400 MBNA Corp.                                              617,100
----------------------------------------------------------------------------
       6,700 SunAmerica, Inc.                                        242,875
----------------------------------------------------------------------------
                                                                   3,499,987
----------------------------------------------------------------------------


FINANCIALS

                                                          MARKET
      SHARES                                              VALUE
             FINANCE (SAVINGS & LOAN)-0.12%

       9,300 G. P. Financial Corp.                   $    191,812
-----------------------------------------------------------------
             FOOD PROCESSING-0.66%

      13,650 Archer Daniels Midland Co.                   281,531
-----------------------------------------------------------------
       8,000 ConAgra, Inc.                                250,000
-----------------------------------------------------------------
      13,500 Lancaster Colony Corp.                       396,562
-----------------------------------------------------------------
       6,000 Ralcorp Holdings Inc.(a)                     133,500
-----------------------------------------------------------------
                                                        1,061,593
-----------------------------------------------------------------
             GAMING-0.27%

       7,000 Autotote Corp.(a)                             79,625
-----------------------------------------------------------------
       6,500 MGM Grand, Inc.(a)                           156,812
-----------------------------------------------------------------
      10,000 Mirage Resorts, Inc.(a)                      205,000
-----------------------------------------------------------------
                                                          441,437
-----------------------------------------------------------------
             HOME BUILDING-0.19%

          50 Clayton Homes Inc.(a)                            787
-----------------------------------------------------------------
      10,500 Fleetwood Enterprises, Inc.                  196,875
-----------------------------------------------------------------
       4,500 Oakwood Homes Corp.                          109,687
-----------------------------------------------------------------
                                                          307,349
-----------------------------------------------------------------
             HOTELS/MOTELS-0.66%

      24,000 Hospitality Franchise Systems Inc.(a)        636,000
-----------------------------------------------------------------
      20,200 La Quinta Motor Inns Inc.                    431,775
-----------------------------------------------------------------
                                                        1,067,775
-----------------------------------------------------------------
             INSURANCE (LIFE & HEALTH)-0.26%

       6,400 AFLAC Inc.                                   204,800
-----------------------------------------------------------------
      11,000 Bankers Life Holding Corp.                   209,000
-----------------------------------------------------------------
                                                          413,800
-----------------------------------------------------------------
             LEISURE & RECREATION-2.19%

      12,000 Aldila, Inc.(a)                              138,000
-----------------------------------------------------------------
      26,000 Brunswick Corp.                              490,750
-----------------------------------------------------------------
      26,200 Callaway Golf Co.                            867,875
-----------------------------------------------------------------
      24,000 Carnival Cruise Lines, Inc.-Class A          510,000
-----------------------------------------------------------------
      15,300 Harley-Davidson Inc.                         428,400
-----------------------------------------------------------------
      27,000 Mattel, Inc.                                 678,375
-----------------------------------------------------------------
       5,600 Royal Caribbean Cruises Ltd.                 159,600
-----------------------------------------------------------------
       5,900 Walt Disney Co. (The)                        272,137
-----------------------------------------------------------------
                                                        3,545,137
-----------------------------------------------------------------

FINANCIALS

                                                       MARKET
      SHARES                                            VALUE
             MACHINE TOOLS-0.20%

       8,700 Cincinnati Milacron, Inc.            $    205,537
--------------------------------------------------------------
       4,500 Kennametal Inc.                           110,250
--------------------------------------------------------------
                                                       315,787
--------------------------------------------------------------
             MACHINERY (HEAVY)-0.93%

       6,000 AGCO Corp.                                182,250
--------------------------------------------------------------
      24,200 Case Corp.                                520,300
--------------------------------------------------------------
       6,800 Caterpillar Inc.                          374,850
--------------------------------------------------------------
       5,000 Clark Equipment Co.(a)                    271,250
--------------------------------------------------------------
       5,500 Trinova Corp.                             161,562
--------------------------------------------------------------
                                                     1,510,212
--------------------------------------------------------------
             MACHINERY (MISCELLANEOUS)-0.74%

      26,800 Thermo Electron Corp.(a)                1,202,650
--------------------------------------------------------------
             MEDICAL INSTRUMENTS/PRODUCTS-1.74%

       4,100 Becton, Dickinson and Co.                 196,800
--------------------------------------------------------------
      32,000 Biomet, Inc.(a)                           448,000
--------------------------------------------------------------
       8,000 Cordis Corp.(a)                           484,000
--------------------------------------------------------------
       5,300 Medtronic, Inc.                           294,812
--------------------------------------------------------------
       4,000 Nellcor Inc.(a)                           132,000
--------------------------------------------------------------
      12,200 St. Jude Medical, Inc.                    484,950
--------------------------------------------------------------
      10,000 Stryker Corp.                             367,500
--------------------------------------------------------------
      15,000 Ventritex, Inc.(a)                        405,000
--------------------------------------------------------------
                                                     2,813,062
--------------------------------------------------------------
             MEDICAL (DRUGS)-2.18%

         200 Bergen Brunswig Corp.                       4,175
--------------------------------------------------------------
      10,000 Cardinal Health Inc.                      463,750
--------------------------------------------------------------
      11,000 Elan Corp. PLC(a)                         391,875
--------------------------------------------------------------
      18,500 Forest Laboratories, Inc.(a)              862,562
--------------------------------------------------------------
       4,000 Johnson & Johnson                         219,000
--------------------------------------------------------------
      14,000 Mylan Laboratories, Inc.                  378,000
--------------------------------------------------------------
       5,100 Pfizer Inc.                               393,975
--------------------------------------------------------------
      10,900 Schering-Plough Corp.                     806,600
--------------------------------------------------------------
                                                     3,519,937
--------------------------------------------------------------
             MEDICAL (SERVICES)-7.20%

       5,000 Charter Medical Corp.(a)                  107,500
--------------------------------------------------------------
      25,000 Columbia Healthcare Corp.                 912,500
--------------------------------------------------------------


FINANCIALS

                                                              MARKET
      SHARES                                                  VALUE
             Medical (Services) (continued)

       5,700 Coventry Corp.(a)                               $ 139,650
----------------------------------------------------------------------
      15,500 Foundation Health Corp.(a)                        480,500
----------------------------------------------------------------------
      13,000 Health Care & Retirement Corp.(a)                 391,625
----------------------------------------------------------------------
      14,000 Health Management Associates, Inc.(a)             350,000
----------------------------------------------------------------------
      10,000 Health Systems International Inc.(a)              303,750
----------------------------------------------------------------------
      14,000 Health Trust, Inc.-The Hospital Co.(a)            444,500
----------------------------------------------------------------------
      12,500 Healthsource, Inc.(a)                             510,937
----------------------------------------------------------------------
      19,500 Healthsouth Rehabilitation Corp.(a)               721,500
----------------------------------------------------------------------
       6,700 Homedco Group Inc.(a)                             252,087
----------------------------------------------------------------------
      14,000 Horizon Healthcare Corp.(a)                       392,000
----------------------------------------------------------------------
      68,400 Humana Inc.(a)                                  1,547,550
----------------------------------------------------------------------
       6,300 Integrated Health Services, Inc.                  248,850
----------------------------------------------------------------------
       6,000 Mariner Health Group Inc.(a)                      129,750
----------------------------------------------------------------------
      36,900 Mid Atlantic Medical Services, Inc.(a)            844,087
----------------------------------------------------------------------
       4,200 Oxford Health Plans, Inc.(a)                      332,850
----------------------------------------------------------------------
       3,700 Pacificare Health Systems, Inc.-Class A(a)        240,962
----------------------------------------------------------------------
       3,400 Pacificare Health Systems, Inc.-Class B(a)        224,400
----------------------------------------------------------------------
      11,200 Sun Healthcare Group Inc.(a)                      284,200
----------------------------------------------------------------------
      22,000 United Healthcare Corp.                           992,750
----------------------------------------------------------------------
      33,400 U.S. Healthcare, Inc.                           1,377,750
----------------------------------------------------------------------
      15,000 Vencor, Inc.(a)                                   418,125
----------------------------------------------------------------------
                                                            11,647,823
----------------------------------------------------------------------
             METALS-0.72%

      15,400 Alcan Aluminum Ltd.                               390,775
----------------------------------------------------------------------
       9,100 Alumax, Inc.(a)                                   258,212
----------------------------------------------------------------------
       2,300 Aluminum Company of America                       199,237
----------------------------------------------------------------------
       9,200 ASARCO Inc.                                       262,200
----------------------------------------------------------------------
       1,300 Illinois Tool Works, Inc.                          56,875
----------------------------------------------------------------------
                                                             1,167,299
----------------------------------------------------------------------
             OFFICE AUTOMATION-0.30%

       9,600 Danka Business Systems-PLC                        207,600
----------------------------------------------------------------------
       2,800 Xerox Corp.                                       277,200
----------------------------------------------------------------------
                                                               484,800
----------------------------------------------------------------------

FINANCIALS

                                                    MARKET
      SHARES                                        VALUE
             OFFICE PRODUCTS-0.62%

      12,600 Avery Dennison Corp.              $    447,300
-----------------------------------------------------------
      22,400 Reynolds & Reynolds Co.-Class A        560,000
-----------------------------------------------------------
                                                  1,007,300
-----------------------------------------------------------
             OIL & GAS-0.10%

       6,100 Lyondell Petrochemical Co.             157,837
-----------------------------------------------------------
             OIL EQUIPMENT & SUPPLIES-0.38%

      14,300 Halliburton Co.                        473,687
-----------------------------------------------------------
      11,500 Smith International, Inc.(a)           143,750
-----------------------------------------------------------
                                                    617,437
-----------------------------------------------------------
             PAPER & FOREST PRODUCTS-0.57%

       5,100 Boise Cascade Corp.                    136,425
-----------------------------------------------------------
       5,100 Champion International Corp.           186,150
-----------------------------------------------------------
       7,600 Federal Paper Board Co., Inc.          220,400
-----------------------------------------------------------
       3,000 Georgia-Pacific Corp.                  214,500
-----------------------------------------------------------
       3,600 Union Camp Corp.                       169,650
-----------------------------------------------------------
                                                    927,125
-----------------------------------------------------------
             PUBLISHING-0.09%

         600 Washington Post Co.                    145,500
-----------------------------------------------------------
             RESTAURANTS-0.32%

       4,500 McDonald's Corp.                       131,625
-----------------------------------------------------------
       6,000 Outback Steakhouse, Inc.(a)            141,000
-----------------------------------------------------------
      17,000 Wendy's International, Inc.            244,375
-----------------------------------------------------------
                                                    517,000
-----------------------------------------------------------
             RETAIL (FOOD & DRUGS)-2.78%

       8,400 Albertson's Inc.                       243,600
-----------------------------------------------------------
      10,000 American Stores Co.                    268,750
-----------------------------------------------------------
       6,000 Casey's General Stores, Inc.            90,000
-----------------------------------------------------------
      13,800 Hannaford Bros. Co.                    350,175
-----------------------------------------------------------
      19,500 Jack Eckerd Corp.(a)                   582,562
-----------------------------------------------------------
      21,300 Kroger Co.(a)                          513,862
-----------------------------------------------------------
      14,000 Revco D.S., Inc.(a)                    330,750
-----------------------------------------------------------
      18,000 Rite Aid Corp.                         420,750
-----------------------------------------------------------

FINANCIALS

                                                        MARKET
      SHARES                                            VALUE
             Retail (Food & Drugs) (continued)

      32,400 Safeway Inc.(a)                        $  1,032,750
----------------------------------------------------------------
      16,600 Stop & Shop Cos.(a)                         423,300
----------------------------------------------------------------
       9,100 Sysco Corp.                                 234,325
----------------------------------------------------------------
                                                       4,490,824
----------------------------------------------------------------
             RETAIL (STORES)-6.56%

       9,700 Ann Taylor Stores Corp.(a)                  333,437
----------------------------------------------------------------
       6,000 Bed Bath & Beyond, Inc.(a)                  181,500
----------------------------------------------------------------
       6,800 Caldor Corp. (The)(a)                       151,300
----------------------------------------------------------------
      37,000 Circuit City Stores, Inc.                   823,250
----------------------------------------------------------------
       5,900 Dayton-Hudson Corp.                         417,425
----------------------------------------------------------------
      11,500 Dillard Department Stores, Inc.             307,625
----------------------------------------------------------------
      19,000 Dollar General Corp.                        570,000
----------------------------------------------------------------
      13,300 Federated Department Stores, Inc.(a)        256,025
----------------------------------------------------------------
      20,000 Gateway 2000 Inc.(a)                        432,500
----------------------------------------------------------------
      11,300 General Nutrition, Inc.(a)                  327,700
----------------------------------------------------------------
      10,000 Gymboree Corp.(a)                           287,500
----------------------------------------------------------------
       8,800 Hechinger Co.                               102,300
----------------------------------------------------------------
      11,000 Home Depot, Inc.                            506,000
----------------------------------------------------------------
      41,000 Lowe's Companies, Inc.                    1,424,750
----------------------------------------------------------------
      22,700 Michaels Stores, Inc.(a)                    788,825
----------------------------------------------------------------
      31,000 Office Depot, Inc.(a)                       744,000
----------------------------------------------------------------
      15,700 Pep Boys-Manny, Moe & Jack                  486,700
----------------------------------------------------------------
      11,000 Pier 1 Imports Inc.                         103,125
----------------------------------------------------------------
      34,500 Staples, Inc.(a)                            853,875
----------------------------------------------------------------
       3,000 Sunglass Hut International(a)                69,000
----------------------------------------------------------------
      18,200 Tech Data Corp.(a)                          309,400
----------------------------------------------------------------
       2,000 Tiffany & Co.                                78,000
----------------------------------------------------------------
      14,600 Toys "R" Us, Inc.(a)                        445,300
----------------------------------------------------------------
      16,000 Viking Office Products Inc.(a)              490,000
----------------------------------------------------------------
       7,000 Waban Inc.(a)                               124,250
----------------------------------------------------------------
                                                      10,613,787
----------------------------------------------------------------
             SCIENTIFIC INSTRUMENTS-0.52%

      24,000 Varian Associates, Inc.                     840,000
----------------------------------------------------------------


FINANCIALS

                                                         MARKET
      SHARES                                             VALUE
             SEMICONDUCTORS-10.27%

      16,400 Altera Corp.(a)                         $    686,750
-----------------------------------------------------------------
      30,000 Analog Devices, Inc.(a)                    1,053,750
-----------------------------------------------------------------
      34,000 Applied Materials, Inc.(a)                 1,436,500
-----------------------------------------------------------------
      32,900 Atmel Corp.(a)                             1,102,150
-----------------------------------------------------------------
      31,100 Cypress Semiconductor Corp.(a)               719,187
-----------------------------------------------------------------
       6,000 Electroglas Inc.(a)                          200,250
-----------------------------------------------------------------
      17,000 Integrated Device Technology, Inc.(a)        501,500
-----------------------------------------------------------------
      15,800 Intel Corp.                                1,009,225
-----------------------------------------------------------------
      30,900 Lam Research Corp.(a)                      1,151,025
-----------------------------------------------------------------
       7,900 Lattice Semiconductor Corp.(a)               132,325
-----------------------------------------------------------------
      13,300 Linear Technology Corp.                      658,350
-----------------------------------------------------------------
      27,000 LSI Logic Corp.(a)                         1,090,125
-----------------------------------------------------------------
      29,500 Micron Technology Inc.                     1,301,687
-----------------------------------------------------------------
      26,400 Motorola, Inc.                             1,527,900
-----------------------------------------------------------------
      16,600 National Semiconductor Corp.(a)              323,700
-----------------------------------------------------------------
      21,500 Novellus Systems, Inc.(a)                  1,075,000
-----------------------------------------------------------------
       7,000 SCI Systems, Inc.(a)                         126,000
-----------------------------------------------------------------
      27,100 Texas Instruments Inc.                     2,029,112
-----------------------------------------------------------------
      10,000 Vishay Intertechnology, Inc.(a)              490,000
-----------------------------------------------------------------
                                                       16,614,536
-----------------------------------------------------------------
             SHOES & RELATED APPAREL-0.48%

      16,500 Reebok International, Ltd.                   651,750
-----------------------------------------------------------------
       5,000 Wolverine World Wide, Inc.                   128,750
-----------------------------------------------------------------
                                                          780,500
-----------------------------------------------------------------
             STEEL-0.10%

       9,900 LTV Corp.(a)                                 160,875
-----------------------------------------------------------------
             TELECOMMUNICATIONS-2.23%

      24,800 ALC Communications Corp.(a)                  771,900
-----------------------------------------------------------------
      17,400 Nokia Corp.-ADR(a)                         1,305,000
-----------------------------------------------------------------
      27,600 Telefonaktiebolaget L.M. Ericsson-ADR      1,521,450
-----------------------------------------------------------------
                                                        3,598,350
-----------------------------------------------------------------

FINANCIALS

                                                                    MARKET
      SHARES                                                        VALUE
             TOBACCO-0.57%

       7,000 Philip Morris Companies, Inc.                       $    402,500
-----------------------------------------------------------------------------
      19,000 UST, Inc.                                                527,250
-----------------------------------------------------------------------------
                                                                      929,750
-----------------------------------------------------------------------------
             TRUCKERS-0.15%

       9,500 TNT Freightways Corp.                                    243,437
-----------------------------------------------------------------------------
             UTILITIES-0.37%

      12,500 Century Telephone Enterprises, Inc.                      368,750
-----------------------------------------------------------------------------
       5,000 Telephone and Data Systems, Inc.                         230,625
-----------------------------------------------------------------------------
                                                                      599,375
-----------------------------------------------------------------------------
                 Total Common Stocks                              129,291,576
-----------------------------------------------------------------------------


   PRINCIPAL
    AMOUNT
             U.S. TREASURY SECURITIES-9.84%

 $ 7,118,000 U.S. Treasury Bill, 4.68%(b), 1/05/95                  7,116,718
-----------------------------------------------------------------------------
   8,815,000 U.S. Treasury Bill, 4.94%(b), 1/12/95                  8,806,185
-----------------------------------------------------------------------------
                 Total U.S. Treasury Securities                    15,922,903
-----------------------------------------------------------------------------
             REPURCHASE AGREEMENT-8.46%(c)

  13,678,281 Daiwa Securities America Inc., 3.50%, 01/03/95(d)     13,678,281
-----------------------------------------------------------------------------
                 Total Repurchase Agreement                        13,678,281
-----------------------------------------------------------------------------
             TOTAL INVESTMENTS-98.25%                             158,892,760
-----------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES-1.75%                    2,826,565
-----------------------------------------------------------------------------
             NET ASSETS - 100.00%                                $161,719,325
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement.
(d) Joint repurchase agreement entered into on 12/30/94 with a maturing value of $391,353,115. Collateralized by $426,987,000 U.S. Treasury obligations, 4.75% to 9.25% due 01/15/96 to 11/15/24. The aggregate market value of the collateral at 12/31/94 was $399,025,510. The Fund's pro-rata interest in the collateral at 12/31/94 was $13,951,894.


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994

ASSETS:
Investments, at market value (cost $148,077,864)  $158,892,760
--------------------------------------------------------------
Receivables for:
  Investments sold                                   4,382,952
--------------------------------------------------------------
  Fund shares sold                                   1,102,478
--------------------------------------------------------------
  Dividends and interest                                78,579
--------------------------------------------------------------
  Options written                                        1,660
--------------------------------------------------------------
Investment for deferred compensation plan               58,651
--------------------------------------------------------------
Other assets                                             8,120
--------------------------------------------------------------
    Total assets                                   164,525,200
--------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                              1,657,888
--------------------------------------------------------------
  Fund shares reacquired                               657,443
--------------------------------------------------------------
  Deferred compensation plan                            58,651
--------------------------------------------------------------
  Variation margin                                      58,500
--------------------------------------------------------------
  Options written                                       69,313
--------------------------------------------------------------
Accrued advisory fees                                  105,871
--------------------------------------------------------------
Accrued administrative service fees                      4,774
--------------------------------------------------------------
Accrued distribution fees                              110,689
--------------------------------------------------------------
Accrued trustees' fees                                   1,735
--------------------------------------------------------------
Accrued operating expenses                              81,011
--------------------------------------------------------------
    Total liabilities                                2,805,875
--------------------------------------------------------------
Net assets applicable to shares outstanding       $161,719,325
==============================================================
NET ASSETS:
Class A                                           $123,271,214
==============================================================
Class B                                           $ 38,448,111
==============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                             11,940,136
--------------------------------------------------------------
Class B                                              3,766,821
==============================================================
CLASS A:
Net asset value and redemption price per share          $10.32
==============================================================
Offering price per share:
 (Net asset value of $10.32/94.50%)                     $10.92
==============================================================
CLASS B:
Net asset value and offering price per share            $10.21
==============================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994


INVESTMENT INCOME:
Dividends                                                         $ 1,071,798
-----------------------------------------------------------------------------
Interest                                                              853,551
-----------------------------------------------------------------------------
    Total investment income                                         1,925,349
-----------------------------------------------------------------------------
EXPENSES:

Advisory fees                                                       1,012,632
-----------------------------------------------------------------------------
Custodian fees                                                         59,195
-----------------------------------------------------------------------------
Transfer agent fees-Class A                                           136,192
-----------------------------------------------------------------------------
Transfer agent fees-Class B                                            48,093
-----------------------------------------------------------------------------
Administrative service fees                                           134,789
-----------------------------------------------------------------------------
Trustees' fees                                                          5,876
-----------------------------------------------------------------------------
Distribution fees-Class A                                             327,254
-----------------------------------------------------------------------------
Distribution fees-Class B                                             247,715
-----------------------------------------------------------------------------
Other                                                                 165,989
-----------------------------------------------------------------------------
    Total expenses                                                  2,137,735
-----------------------------------------------------------------------------
Net investment income (loss)                                         (212,386)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
FUTURES AND OPTIONS CONTRACTS:
Net realized gain (loss) on sales of:
-----------------------------------------------------------------------------
  Investment securities                                             3,141,425
-----------------------------------------------------------------------------
  Futures contracts                                                  (371,545)
-----------------------------------------------------------------------------
  Options contracts                                                        --
-----------------------------------------------------------------------------
                                                                    2,769,880
-----------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
-----------------------------------------------------------------------------
  Investment securities                                           (10,579,166)
-----------------------------------------------------------------------------
  Futures contracts                                                   123,500
-----------------------------------------------------------------------------
  Options contracts                                                    57,701
-----------------------------------------------------------------------------
                                                                  (10,397,965)
-----------------------------------------------------------------------------
Net gain (loss) on investment securities, futures and options
 contracts                                                         (7,628,085)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(7,840,471)
=============================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1994 and 1993

                                                        1994            1993
OPERATIONS:
  Net investment income (loss)                      $   (212,386)   $     8,526
-------------------------------------------------------------------------------
  Net realized gain on sales of investment
   securities and futures contracts                    2,769,880     18,089,738
-------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of
   investment securities, futures and options
   contracts                                         (10,397,965)   (13,487,671)
-------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                  (7,840,471)     4,610,593
-------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income-Class A                                           (1,847)       (46,067)
-------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains on investment securities:
  Class A                                             (4,927,563)   (15,777,862)
-------------------------------------------------------------------------------
  Class B                                             (1,473,126)    (1,023,398)
-------------------------------------------------------------------------------
Share transactions-net:
  Class A                                            (12,166,631)   (10,440,662)
-------------------------------------------------------------------------------
  Class B                                             30,353,095     12,058,687
-------------------------------------------------------------------------------
    Net increase (decrease) in net assets              3,943,457    (10,618,709)
-------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                157,775,868    168,394,577
-------------------------------------------------------------------------------
  End of period                                     $161,719,325   $157,775,868
===============================================================================

NET ASSETS CONSIST OF:
  Shares of beneficial interest                     $152,816,015   $134,807,576
-------------------------------------------------------------------------------
  Undistributed net investment income (loss)             (54,924)       (18,716)
-------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales
   of investment securities and futures contracts     (2,037,863)     1,592,946
-------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
   futures and options contracts                      10,996,097     21,394,062
-------------------------------------------------------------------------------
                                                    $161,719,325   $157,775,868
===============================================================================




See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

December 31, 1994

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1994, $178,025 was reclassified from undistributed net investment income (loss) to paid-in capital as result of a permanent book/tax differences.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.
E. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
F. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction

FINANCIALS

   exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

  A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. The master investment advisory agreement was amended on September 28, 1994 with respect to the Fund. The amendment to the master investment advisory agreement was approved by the Fund's shareholders at a special meeting held on September 28, 1994. Of the 8,621,401 shares voted at the meeting, 5,930,464 shares voted for the amendment, 2,251,185 shares voted against the amendment, and 439,752 shares abstained. Under the previous terms, the Fund paid an advisory fee to AIM at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $134,789 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $26,617 for such services during the two months ended December 31, 1994.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $327,254 and $247,715, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $37,866 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $51,475 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

FINANCIALS

  During the year ended December 31, 1994, the Fund paid legal fees of $3,301 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $227 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $288,727,400 and $305,934,601, respectively.

The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:

Aggregate unrealized appreciation of investment securities     $13,680,179
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (3,601,422)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $10,078,757
==========================================================================

Cost of investments for tax purposes is $148,817,003.

NOTE 5 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1994 and 1993 were as follows:

                                    1994                       1993
                           ------------------------  -------------------------
                             SHARES       VALUE        SHARES         VALUE
                           ----------  ------------  ----------   ------------
Sold:
  Class A                   4,669,279  $ 49,954,762   1,224,133   $ 14,715,788
------------------------------------------------------------------------------
  Class B*                  3,113,829    33,848,039     934,224     11,632,389
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends:
  Class A                     467,584     4,717,930   1,367,591     15,125,482
------------------------------------------------------------------------------
  Class B*                    135,261     1,349,902      72,754        803,528
------------------------------------------------------------------------------
Reacquired:
  Class A                  (6,154,491)  (66,839,323) (3,348,833)   (40,281,932)
------------------------------------------------------------------------------
  Class B*                   (459,392)   (4,844,846)    (29,855)      (377,230)
------------------------------------------------------------------------------
                            1,772,070  $ 18,186,464     220,014   $  1,618,025
==============================================================================

* Sales of Class B shares commenced on September 1, 1993.

NOTE 6 - OPEN FUTURES CONTRACTS

On December 31, 1994, $8,181,000 principal amount of U.S. Treasury Bills were pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at December 31, 1994 were as follows:

                                                  UNREALIZED
CONTRACT       NO. OF CONTRACTS/MONTH/COMMITMENT APPRECIATION
--------       --------------------------------- ------------
S&P 500 Index       36 contracts/March/Buy         $123,500
-------------------------------------------------------------

FINANCIALS

NOTE 7 - OPEN OPTION CONTRACTS WRITTEN

Open call option contracts written at December 31, 1994 were as follows:

                                                              MARKET
                                            NUMBER            VALUE
                                              OF    PREMIUM  DECEMBER  UNREALIZED
ISSUER                       CONTRACT      CONRACTS RECEIVED 31, 1994 APPRECIATION
------                   ----------------- -------- -------- -------- ------------
Applied Materials, Inc.     April 50 calls    93    $ 17,103 $16,275    $   828
-----------------------  -----------------   ---    -------- -------    -------
Cabletron Systems, Inc.     April 50 calls   102      36,121  27,413      8,708
-----------------------  -----------------   ---    -------- -------    -------
Cabletron Systems, Inc.     April 55 calls     8       1,576     950        626
-----------------------  -----------------   ---    -------- -------    -------
Coca-Cola Co.                 May 55 calls    40       5,422   4,250      1,172
-----------------------  -----------------   ---    -------- -------    -------
Federal National
 Mortgage Association     January 75 calls   160      37,466   7,000     30,466
-----------------------  -----------------   ---    -------- -------    -------
Gillette Co. (The)          March 75 calls    42      11,287   9,450      1,837
-----------------------  -----------------   ---    -------- -------    -------
Home Depot, Inc.         February 50 calls    45       5,048   1,688      3,360
-----------------------  -----------------   ---    -------- -------    -------
Texas Instruments, Inc.   January 80 calls    61      12,991   2,287     10,704
-----------------------  -----------------   ---    -------- -------    -------
                                             551    $127,014 $69,313    $57,701
                                             ===    =======  =======    =======

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1994 and for a Class B share outstanding during the year ended December 31, 1994 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                           1994         1993    1992(A)     1991      1990       1989      1988      1987      1986      1985
CLASS A:                 --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
Net asset value,
 beginning of period       $11.32       $12.28    $14.73    $12.35    $13.92     $11.93    $11.04    $12.91    $14.95    $12.82
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
Income from investment
 operations:
 Net investment income         --           --      0.06      0.11      0.21       0.25      0.23      0.24      0.26      0.39
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)               (0.57)        0.41     (0.04)     4.33     (0.91)      3.16      0.89      0.30      1.57      2.98
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
 Total from investment
  operations                (0.57)        0.41      0.02      4.44     (0.70)      3.41      1.12      0.54      1.83      3.37
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
Less distributions:
 Dividends from net
  investment income            --           --     (0.06)    (0.13)    (0.20)     (0.27)    (0.23)    (0.31)    (0.35)    (0.44)
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
 Distributions from
  capital gains             (0.43)       (1.37)    (2.41)    (1.93)    (0.67)     (1.15)       --     (2.10)    (3.52)    (0.80)
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
 Total distributions        (0.43)       (1.37)    (2.47)    (2.06)    (0.87)     (1.42)    (0.23)    (2.41)    (3.87)    (1.24)
-----------------------  --------     --------  --------  --------  --------   --------  --------  --------  --------  --------
Net asset value, end of
 period                  $  10.32       $11.32    $12.28    $14.73    $12.35     $13.92    $11.93    $11.04    $12.91    $14.95
=======================  ========     ========  ========  ========  ========   ========  ========  ========  ========  ========
Total return(b)             (4.99)%       3.64%     0.19%    37.05%    (5.04)%    28.87%    10.13%     3.62%    12.85%    27.65%
=======================  ========     ========  ========  ========  ========   ========  ========  ========  ========  ========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $123,271     $146,723  $168,395  $185,461  $153,245   $187,805  $180,793  $203,329  $213,346  $202,425
=======================  ========     ========  ========  ========  ========   ========  ========  ========  ========  ========
Ratio of expenses to
 average net assets          1.22%(c)     1.17%     1.17%     1.21%     1.16%      1.00%     0.98%     0.84%     0.85%     0.79%
=======================  ========     ========  ========  ========  ========   ========  ========  ========  ========  ========
Ratio of net investment
 income to average net
 assets                      0.02%(c)     0.02%     0.42%     0.73%     1.41%      1.62%     1.73%     1.51%     1.82%     2.80%
=======================  ========     ========  ========  ========  ========   ========  ========  ========  ========  ========
Portfolio turnover rate       201%         192%      133%       73%       61%        53%       38%       78%       66%       39%
=======================  ========     ========  ========  ========  ========   ========  ========  ========  ========  ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $130,884,825.

FINANCIALS

                          1994        1993
CLASS B:                 -------     -------
Net asset value,
 beginning of period     $11.31       $12.83
-----------------------  -------     -------
Income from investment
 operations:
 Net investment income
  (loss)                  (0.06)       (0.01)
-----------------------  -------     -------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)             (0.61)       (0.14)
-----------------------  -------     -------
 Total from investment
  operations              (0.67)       (0.15)
-----------------------  -------     -------
Less distributions:
 Distributions from
  capital gains           (0.43)       (1.37)
-----------------------  -------     -------
 Total distributions      (0.43)       (1.37)
-----------------------  -------     -------
Net asset value, end of
 period                  $10.21       $11.31
=======================  =======     =======
Total return(a)           (5.88)%      (0.92)%(b)
=======================  =======     =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $38,448     $11,053
=======================  =======     =======
Ratio of expenses to
 average net assets        2.18 %(c)    1.91 %(d)
=======================  =======     =======
Ratio of net investment
 income (loss) to
 average net assets       (0.94)%(c)   (0.72)%(d)
=======================  =======     =======
Portfolio turnover rate      201%        192%
=======================  =======     =======

(a) Does not deduct contingent deferred sales charges.
(b) Total return is not annualized.
(c) Ratios are based on average net assets of $24,770,061.
(d) Annualized.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders of AIM High Yield Fund:

We have audited the accompanying statement of assets and liabilities of AIM
High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                          /s/ KPMG PEAT MARWICK LLP
                                          KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS
December 31, 1994

   PRINCIPAL                                                             MARKET
      AMOUNT                                                              VALUE

             NON-CONVERTIBLE BONDS AND NOTES-93.27%

             ADVERTISING/BROADCASTING-2.71%
 $ 9,500,000 Ackerley Communication Inc., Sr. Secured Series A
              Notes, 10.75%, 10/01/03                              $  9,048,750
-------------------------------------------------------------------------------
   6,750,000 Katz Corp., Sr. Sub. Notes, 12.75%, 11/15/02             7,020,000
-------------------------------------------------------------------------------
   5,000,000 Lamar Advertising Co., Sr. Secured Notes, 11.00%,
              05/15/03                                                4,800,000
-------------------------------------------------------------------------------
                                                                     20,868,750
-------------------------------------------------------------------------------

             AEROSPACE/DEFENSE-2.16%
  18,525,000 K & F Industries Inc., Sr. Sub. Deb., 13.75%,
              08/01/01                                               16,672,500
-------------------------------------------------------------------------------

             AUTOMOBILE/TRUCKS PARTS & TIRES-3.68%
   7,000,000 Aftermarket Technology Corp., Sr. Sub. Notes,
              12.00%, 08/01/04(a) (Acquired 07/21/94-08/02/94;
              Cost $7,032,500)                                        7,227,500
-------------------------------------------------------------------------------
   8,700,000 JPS Automotive Products, Sr. Notes, 11.125%,
              06/15/01                                                8,352,000
-------------------------------------------------------------------------------
   5,690,000 SPX Corp., Sr. Sub. Notes, 11.75%, 06/01/02              5,661,550
-------------------------------------------------------------------------------
   6,750,000 Truck Components, Inc., Sr. Series A Notes, 12.25%,
              06/30/01                                                7,087,500
-------------------------------------------------------------------------------
                                                                     28,328,550
-------------------------------------------------------------------------------

             BEVERAGES-1.53%
   9,500,000 Heileman Acquisition Co., Sr. Sub. Notes, 9.625%,
              01/31/04                                                6,175,000
-------------------------------------------------------------------------------
   6,650,000 Seven Up/RC Bottling Co., Sr. Secured Notes,
              11.50%, 08/01/99                                        5,586,000
-------------------------------------------------------------------------------
                                                                     11,761,000
-------------------------------------------------------------------------------

             BUSINESS SERVICES-5.49%
   6,500,000 Americold Corp., First Mortgage Series B Deb.,
              11.50%, 03/01/05                                        5,850,000
-------------------------------------------------------------------------------
  11,010,000 Americold Corp., Sr. Sub. Deb., 11.00%, 05/01/97         9,633,750
-------------------------------------------------------------------------------
   1,050,000 Comdata Network, Inc., Gtd. Sr. Notes, 12.50%,
              12/15/99                                                1,123,500
-------------------------------------------------------------------------------
   5,875,000 Comdata Network, Inc., Sr. Sub. Deb., 13.25%,
              12/15/02                                                6,462,500
-------------------------------------------------------------------------------
  15,500,000 Neodata Services Inc., Sr. Deferred Coupon Notes,
              12.00%, 05/01/03(b)                                    12,090,000
-------------------------------------------------------------------------------
   7,500,000 Solon Automated Services, Inc., Sr. Notes, 12.75%,
              07/15/01                                                7,125,000
-------------------------------------------------------------------------------
                                                                     42,284,750
-------------------------------------------------------------------------------

FINANCIALS

   PRINCIPAL                                                            MARKET
      AMOUNT                                                             VALUE

             CABLE TV-5.80%
 $ 5,000,000 Adelphia Communications Corp., Sr. Deb., 11.875%,
              09/15/04                                           $   4,450,000
------------------------------------------------------------------------------
   4,250,000 Adelphia Communications Corp., Sr. Notes, 12.50%,
              05/15/02                                               3,973,750
------------------------------------------------------------------------------
   8,800,000 American Media Operations, Sr. Sub. Notes,
              11.625%, 11/15/04                                      9,020,000
------------------------------------------------------------------------------
  10,000,000 Century Communications, Sr. Sub. Deb., 11.875%,
              10/15/03                                              10,425,000
------------------------------------------------------------------------------
   9,000,000 Continental Cablevision, Inc., Sr. Sub. Deb.,
              11.00%, 06/01/07                                       9,135,000
------------------------------------------------------------------------------
   8,525,000 Marcus Cable Co., Sr. Deb., 11.875%, 10/01/05           7,672,500
------------------------------------------------------------------------------
                                                                    44,676,250
------------------------------------------------------------------------------

             CHEMICALS-4.55%
   6,500,000 Arcadian Partners, L.P., Sr. Series B Notes,
              10.75%, 05/01/05                                       6,272,500
------------------------------------------------------------------------------
   9,000,000 Huntsman Corp., First Mortgage Notes, 11.00%,
              04/15/04                                               9,360,000
------------------------------------------------------------------------------
  10,235,000 Indspec Chemical, Sr. Sub. Disc. Notes, 11.50%,
              12/01/03(b)                                            5,629,250
------------------------------------------------------------------------------
   4,500,000 Laroche Industries, Inc., Sr. Sub. Notes, 13.00%,
              08/15/04                                               4,162,500
------------------------------------------------------------------------------
  10,000,000 Polymer Group, Inc., Sr. Notes, 12.25%,
              07/15/02(a) (Acquired 06/17/94-06/21/94;
              Cost $10,098,750)                                      9,650,000
------------------------------------------------------------------------------
                                                                    35,074,250
------------------------------------------------------------------------------

             CHEMICALS (SPECIALTY)-3.58%
   8,000,000 Agricultural Minerals & Chemicals, Sr. Notes,
              10.75%, 09/30/03                                       8,080,000
------------------------------------------------------------------------------
   9,000,000 Applied Extrusion Technologies, Inc., Sr. Notes,
              11.50%, 04/01/02                                       8,910,000
------------------------------------------------------------------------------
  11,400,000 Harris Chemical Corp., Gtd. Sr. Sub. Notes,
              10.75%, 10/15/03                                      10,559,250
------------------------------------------------------------------------------
                                                                    27,549,250
------------------------------------------------------------------------------

             CONGLOMERATES-1.68%
   6,000,000 Berry Plastics Corp., Sr. Sub. Notes, 12.25%,
              04/15/04                                               5,820,000
------------------------------------------------------------------------------
   7,000,000 Tjiwi Kimia International Global Co., Gtd. Notes,
              13.25%, 08/01/01                                       7,087,500
------------------------------------------------------------------------------
                                                                    12,907,500
------------------------------------------------------------------------------

             CONTAINERS-6.45%
  16,000,000 Ivex Holdings Corp., Disc. Series B Deb., 13.25%,
              03/15/05(b)                                            6,400,000
------------------------------------------------------------------------------
   6,500,000 Ivex Packaging Corp., Sr. Sub. Notes, 12.50%,
              12/15/02                                               6,467,500
------------------------------------------------------------------------------
   7,000,000 Owens-Illinois, Inc., Sr. Deb., 11.00% 12/01/03         7,262,500
------------------------------------------------------------------------------
  21,750,000 Silgan Holdings Inc., Sr. Disc. Deb., 13.25%,
              12/15/02(b)                                           18,270,000
------------------------------------------------------------------------------
   7,300,000 Stone Container Corp., Sr. Sub. Notes, 11.00%,
              08/15/99                                               7,190,500
------------------------------------------------------------------------------
   3,750,000 U.S. Can Co., Sr. Sub. Notes, 13.50%, 01/15/02          4,106,250
------------------------------------------------------------------------------
                                                                    49,696,750
------------------------------------------------------------------------------

             ENERGY ALTERNATE SOURCES-2.35%
   9,680,000 Foamex L.P., Sr. Sub. Deb., 11.875%, 10/01/04           9,196,000
------------------------------------------------------------------------------
   8,500,000 Kenetech Corp., Sr. Secured Notes, 12.75%,
              12/15/02                                               8,925,000
------------------------------------------------------------------------------
                                                                    18,121,000
------------------------------------------------------------------------------


FINANCIALS

   PRINCIPAL                                                             MARKET
      AMOUNT                                                              VALUE

             FINANCE ASSET MANAGEMENT-0.95%
             Indah Kiat International Finance Co., Sr. Secured
              Notes,
-------------------------------------------------------------------------------
 $ 2,500,000  11.875%, 06/15/02                                   $   2,425,000
-------------------------------------------------------------------------------
   5,000,000  12.50%, 06/15/06                                        4,862,500
-------------------------------------------------------------------------------
                                                                      7,287,500
-------------------------------------------------------------------------------

             FINANCE (CONSUMER CREDIT)-2.76%
  19,500,000 GPA Delaware, Deb., 8.75%, 12/15/98                     14,820,000
-------------------------------------------------------------------------------
   7,125,000 Grupo Industrial Durango, Sr. Notes, 12.00%
              07/15/01                                                6,412,500
-------------------------------------------------------------------------------
                                                                     21,232,500
-------------------------------------------------------------------------------

             FOOD & DRUG-3.76%
   6,500,000 Fleming Co. Inc., Sr. Notes, 10.625%, 12/15/01           6,500,000
-------------------------------------------------------------------------------
   8,025,000 Pathmark Stores, Inc., Sub. Notes, 11.625%,
              06/15/02                                                7,704,000
-------------------------------------------------------------------------------
   7,500,000 Star Markets Co., Inc., Sr. Sub. Notes, 13.00%,
              11/01/04(a) (Acquired 10/26/94-11/10/94;
              Cost $7,509,375)                                        7,650,000
-------------------------------------------------------------------------------
             Thrifty Payless Inc., Sr. Sub. Notes,
-------------------------------------------------------------------------------
   1,000,000  11.75%, 04/15/03                                          990,000
-------------------------------------------------------------------------------
   6,500,000  12.25%, 04/15/04                                        6,110,000
-------------------------------------------------------------------------------
                                                                     28,954,000
-------------------------------------------------------------------------------

             FOOD/PROCESSING-1.15%
   8,800,000 PF Acquisition Corp., Sr. Sub. Notes, 12.75%,
              02/01/05(a) (Acquired 10/21/94-11/28/94;
              Cost $8,815,750)                                        8,844,000
-------------------------------------------------------------------------------

             INSURANCE (LIFE & HEALTH)-2.50%
   7,650,000 American Life Holding Co., Sr. Sub. Notes, 11.25%,
              09/15/04                                                7,497,000
-------------------------------------------------------------------------------
   5,045,000 Bankers Life Holding Corp., Sr. Sub. Series A
              Deb., 13.00% 11/01/02                                   5,599,950
-------------------------------------------------------------------------------
   5,745,000 Life Partners Group Inc., Sr. Sub. Notes, 12.75%,
              07/15/02                                                6,204,600
-------------------------------------------------------------------------------
                                                                     19,301,550
-------------------------------------------------------------------------------

             LEISURE & RECREATION-5.29%
   8,375,000 Affinity Group, Sr. Sub. Notes, 11.50%, 10/15/03         7,956,250
-------------------------------------------------------------------------------
  10,000,000 Bally's Grand Inc., First Mortgage Notes, 10.375%,
              12/15/03                                                8,700,000
-------------------------------------------------------------------------------
   9,700,000 Harrah's Jazz Co., First Mortgage Notes, 14.25%,
              11/15/01                                               10,185,000
-------------------------------------------------------------------------------
   8,000,000 IHF Holdings, Inc., Sr. Sub. Disc. Notes, 15.00%,
              11/15/04(a)(b)(c) (Acquired 11/04/94;
              Cost $3,879,920)                                        3,920,000
-------------------------------------------------------------------------------
   4,000,000 Icon Health & Fitness, Sr. Sub. Notes, 13.00%,
              07/15/02(a)(d) (Acquired 11/04/94-11/15/94;
              Cost $3,954,380)                                        3,960,000
-------------------------------------------------------------------------------
   6,500,000 Plitt Theaters, Inc., Sr. Sub. Notes, 10.875%,
              06/15/04                                                6,045,000
-------------------------------------------------------------------------------
                                                                     40,766,250
-------------------------------------------------------------------------------

FINANCIALS

   PRINCIPAL                                                            MARKET
      AMOUNT                                                             VALUE

             MACHINERY-3.36%
 $12,000,000 Calmar Spraying Systems, Sr. Sub. Disc. Notes,
              14.00%, 02/15/99                                    $ 11,940,000
------------------------------------------------------------------------------
   9,525,000 Interlake Corp., Sr. Sub. Deb., 12.125%, 03/01/02       8,858,250
------------------------------------------------------------------------------
   5,000,000 Waters Corp., Sr. Sub. Notes, 12.75%, 09/30/04          5,075,000
------------------------------------------------------------------------------
                                                                    25,873,250
------------------------------------------------------------------------------

             MEDICAL SERVICES-3.59%
   5,800,000 General Medical Corp., Sr. Sub. Notes, 10.875%,
              08/15/03                                               5,684,000
------------------------------------------------------------------------------
             Ornda Healthcorp, Sr. Sub. Notes,
------------------------------------------------------------------------------
   4,500,000  12.25%, 05/15/02                                       4,815,000
------------------------------------------------------------------------------
   5,250,000  11.375%, 08/15/04                                      5,381,250
------------------------------------------------------------------------------
   8,285,000 Quorum Health Group, Sr. Sub. Notes, 11.875%,
              12/15/02                                               8,782,100
------------------------------------------------------------------------------
   4,000,000 Total Renal Care, Sr. Sub. Disc. Notes, 12.00%,
              08/15/04(b)(e)                                         3,020,000
------------------------------------------------------------------------------
                                                                    27,682,350
------------------------------------------------------------------------------

             METALS-1.24%
   9,500,000 Kaiser Aluminum, Sr. Sub. Notes, 12.75%, 02/01/03       9,571,250
------------------------------------------------------------------------------

             OIL & GAS-0.51%
   4,000,000 Ferrell Gas Inc., Sr. Sub. Deb., 10.00% 08/01/01        3,940,000
------------------------------------------------------------------------------

             OIL EQUIPMENT & SUPPLIES-0.62%
   5,055,000 Energy Ventures, Inc., Sr. Notes, 10.25%, 03/15/04      4,776,975
------------------------------------------------------------------------------

             PAPER & FOREST PRODUCTS-3.90%
   7,000,000 Container Corp. of America, Gtd. Sr. Series A
              Notes, 11.25%, 05/01/04                                7,175,000
------------------------------------------------------------------------------
   8,100,000 Domtar Inc., Sr. Notes, 12.00%, 04/15/01                8,424,000
------------------------------------------------------------------------------
   3,925,000 Riverwood International Corp., Sr. Sub. Notes,
              10.375%, 06/30/04                                      3,895,563
------------------------------------------------------------------------------
   6,000,000 S.D. Warren Co., Sr. Sub. Notes, 12.00%,
              12/15/04(a) (Acquired 12/13/94-12/14/94;
              Cost $6,016,250)                                       6,135,000
------------------------------------------------------------------------------
   4,500,000 Stone Consolidated Corp., Sr. Secured Notes,
              10.25%, 12/15/00                                       4,432,500
------------------------------------------------------------------------------
                                                                    30,062,063
------------------------------------------------------------------------------

             POLLUTION CONTROL-2.20%
   9,500,000 Allied Waste Industries, Inc., Sr. Sub. Notes,
              10.75%, 02/01/04                                       8,930,000
------------------------------------------------------------------------------
   8,000,000 Mid-American Waste Systems, Inc., Sr. Sub. Notes,
              12.25%, 02/15/03                                       8,000,000
------------------------------------------------------------------------------
                                                                    16,930,000
------------------------------------------------------------------------------


FINANCIALS

   PRINCIPAL                                                           MARKET
      AMOUNT                                                            VALUE

             PUBLISHING-2.02%
 $13,826,000 Affiliated Newspaper Investments, Inc., Sr. Disc.
              Notes, 13.25%, 07/01/06(b)                         $  7,051,260
-----------------------------------------------------------------------------
   8,500,000 Garden State Newspapers, Sr. Sub. Notes, 12.00%,
              07/01/04                                              8,500,000
-----------------------------------------------------------------------------
                                                                   15,551,260
-----------------------------------------------------------------------------

             RESTAURANTS-1.61%
  15,000,000 Flagstar Corp., Sr. Sub. Notes, 11.25%, 11/01/04      12,375,000
-----------------------------------------------------------------------------

             STEEL-2.96%
   6,925,000 Earle Jorgensen Co., Sr. Notes, 10.75%, 03/01/00       6,648,000
-----------------------------------------------------------------------------
   8,505,000 Geneva Steel Co., Sr. Notes, 11.125%, 03/15/01         7,994,700
-----------------------------------------------------------------------------
   8,250,000 GS Technologies Operating Co., Sr. Notes, 12.00%,
              09/01/04                                              8,167,500
-----------------------------------------------------------------------------
                                                                   22,810,200
-----------------------------------------------------------------------------

             TELECOMMUNICATIONS SERVICES-10.72%
   8,000,000 Celcaribe S.A., Sr. Secured Notes, 13.50%,
              03/15/04(a)(b)(f)(Acquired 05/17/94-05/26/94;
              Cost $6,429,128)                                      6,700,000
-----------------------------------------------------------------------------
  16,000,000 Cellular Inc., Sr. Sub. Disc. Notes, 11.75%,
              09/01/03(b)                                          10,560,000
-----------------------------------------------------------------------------
   9,000,000 Centennial Cellular, Sr. Notes, 8.875%, 11/01/01       7,965,000
-----------------------------------------------------------------------------
  20,200,000 Horizon Cellular Telephone, Sr. Sub. Disc. Notes,
              11.375%, 10/01/00(b)                                 14,695,500
-----------------------------------------------------------------------------
   3,500,000 K-III Communications Corp., Sr. Notes, 10.25%,
              06/01/04                                              3,342,500
-----------------------------------------------------------------------------
   7,550,000 MobileMedia Communications, Inc., Sr. Sub. Notes,
              10.50%, 12/01/03(b)                                   4,303,500
-----------------------------------------------------------------------------
   3,100,000 Paging Network, Sr. Sub. Notes, 11.75%, 05/15/02       3,069,000
-----------------------------------------------------------------------------
  10,500,000 PriCellular Wireless Corp., Sr. Sub. Disc. Notes,
              14.00%, 11/15/01(a) (Acquired 11/17/94;
              Cost $7,017,570)                                      6,982,500
-----------------------------------------------------------------------------
   6,655,000 Rogers Cantel Mobile Inc., Sr. Sub. Gtd. Notes,
              11.125%, 07/15/02                                     6,788,100
-----------------------------------------------------------------------------
   8,500,000 Telex Communications, Inc., Sr. Notes, 12.00%,
              07/15/04                                              8,415,000
-----------------------------------------------------------------------------
  12,000,000 USA Mobile Communications, Sr. Notes, 9.50%,
              02/01/04                                              9,720,000
-----------------------------------------------------------------------------
                                                                   82,541,100
-----------------------------------------------------------------------------

             TEXTILES-2.08%
  10,465,000 Dan River Inc., Sr. Sub. Notes, 10.125%, 12/15/03      9,418,500
-----------------------------------------------------------------------------
   7,400,000 Synthetic Industries Inc., Sr. Sub. Deb., 12.75%,
              12/01/02                                              6,586,000
-----------------------------------------------------------------------------
                                                                   16,004,500
-----------------------------------------------------------------------------

             TRANSPORTATION-1.38%
   3,000,000 Dade International Inc., Sr. Sub. Notes, 13.00%,
              02/01/05(a)(Acquired 12/09/94; Cost $3,000,000)       3,015,000
-----------------------------------------------------------------------------
             Sea Container Ltd., Sr. Sub. Deb.,
-----------------------------------------------------------------------------
   5,350,000 Series A, 12.50%, 12/01/04                             5,350,000
-----------------------------------------------------------------------------
   2,250,000 Series B, 12.50%, 12/01/04                             2,283,750
-----------------------------------------------------------------------------
                                                                   10,648,750
-----------------------------------------------------------------------------


FINANCIALS


   PRINCIPAL                                                           MARKET
      AMOUNT                                                            VALUE

             UTILITIES-0.69%
 $ 5,400,000 Southeastern Public Services, Sr. Sub. Deb.,
              11.875%, 02/01/98                                $    5,346,000
-----------------------------------------------------------------------------
             Total Non-Convertible Bonds and Notes                718,439,048
-----------------------------------------------------------------------------

 SHARES

             COMMON STOCKS-0.30%

             AUTOMOBILE/TRUCKS PARTS & TIRES-0.19%
      72,600 Lear Seating Corp.(g)                                  1,442,925
-----------------------------------------------------------------------------

             BUSINESS SERVICES-0.04%
      13,826 Affiliated Newspaper Investments, Inc.(g)                345,650
-----------------------------------------------------------------------------

             RETAIL (FOOD & DRUG)-0.07%
     123,500 Thrifty Payless Holdings-Class C(g)                      540,312
-----------------------------------------------------------------------------
             Total Common Stocks                                    2,328,887
-----------------------------------------------------------------------------

 PRINCIPAL AMOUNT

             REPURCHASE AGREEMENTS(h)-4.41%
 $33,945,984 Daiwa Securities America Inc., 3.50%,
              01/03/95(i)                                          33,945,984
-----------------------------------------------------------------------------
             Total Repurchase Agreements                           33,945,984
-----------------------------------------------------------------------------

 SHARES
             WARRANTS-0.01%

             BUILDING MATERIALS-0.00%
       3,000 Payless Cashways, Inc., expiring 11/01/96(g)               7,125
-----------------------------------------------------------------------------

             CONGLOMERATES-0.01%
       6,000 Berry Plastics Holdings, expiring 04/15/04(g)             82,500
-----------------------------------------------------------------------------
             Total Warrants                                            89,625
-----------------------------------------------------------------------------
             TOTAL INVESTMENTS - 97.99%                           754,803,544
-----------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES - 2.01%                 15,493,715
-----------------------------------------------------------------------------
             NET ASSETS - 100.00%                                $770,297,259
=============================================================================

FINANCIALS

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1994, was $64,084,000, which represented 8.32% of the net assets.

(b) Discounted bond at purchase. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.

(c) Issued as a unit. This unit also includes 8,000 warrants to purchase
    0.64673 shares of Class L common stock at $0.01 per share and 6.4673 shares of Class A common stock at $0.01 per share per warrant.

(d) Issued as a unit. This unit also includes 4 warrants to purchase 0.19753 shares of Class L common stock and 1.9753 shares of Class A common stock per warrant.

(e) Issued as a unit. This unit also includes 36 Class B common shares.

(f) Issued as a unit. This unit also includes 1,300,800 Celcaribe Ordinary Trust Certificates.

(g) Non-income producing security.

(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement.

(i) Joint repurchase agreement entered into 12/30/94 with a maturing value of $391,353,115. Collateralized by $426,987,000 U.S. Treasury obligations, 4.75% to 9.25% due 01/15/96 to 11/15/24. The aggregate market value of the collateral at 12/31/94 was $399,025,510. The Fund's pro-rata interest in the collateral at 12/31/94 was $34,624,948.

Abbreviations:
Deb. - Debentures
Disc. - Discounted
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated



See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

ASSETS:
Investments, at market value (cost $782,302,194)  $754,803,544
--------------------------------------------------------------
Receivables for:
--------------------------------------------------------------
  Fund shares sold                                   4,554,737
--------------------------------------------------------------
  Interest                                          18,242,846
--------------------------------------------------------------
Investment for deferred compensation plan               27,048
--------------------------------------------------------------
Other assets                                            26,056
--------------------------------------------------------------
    Total assets                                   777,654,231
--------------------------------------------------------------
LIABILITIES:
Payables for:
       Investments purchased                           826,354
--------------------------------------------------------------
       Fund shares reacquired                        1,955,370
--------------------------------------------------------------
       Dividends                                     3,412,802
--------------------------------------------------------------
       Deferred compensation plan                       27,048
--------------------------------------------------------------
Accrued advisory fees                                  351,473
--------------------------------------------------------------
Accrued administrative service fees                      5,847
--------------------------------------------------------------
Accrued distribution fees                              494,838
--------------------------------------------------------------
Accrued trustees' fees                                   2,017
--------------------------------------------------------------
Accrued operating expenses                             281,223
--------------------------------------------------------------
         Total liabilities                           7,356,972
--------------------------------------------------------------
Net assets applicable to shares outstanding       $770,297,259
==============================================================
NET ASSETS:
Class A                                           $578,958,950
==============================================================
Class B                                           $191,338,309
==============================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                             64,862,396
==============================================================
Class B                                             21,448,584
==============================================================
CLASS A:
Net asset value and redemption price per share           $8.93
==============================================================
Offering price per share:
 (Net asset value of $8.93 / 95.25%)                     $9.38
==============================================================
CLASS B:
Net asset value and offering price per share             $8.92
==============================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994


INVESTMENT INCOME:
Interest                                                          $ 77,046,979
------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                        3,881,526
------------------------------------------------------------------------------
Custodian fees                                                          78,258
------------------------------------------------------------------------------
Transfer agent fees-Class A                                            636,119
------------------------------------------------------------------------------
Transfer agent fees-Class B                                            140,063
------------------------------------------------------------------------------
Administrative service fees                                            313,218
------------------------------------------------------------------------------
Trustees' fees                                                          11,260
------------------------------------------------------------------------------
Distribution fees-Class A                                            1,446,888
------------------------------------------------------------------------------
Distribution fees-Class B                                            1,173,408
------------------------------------------------------------------------------
Other                                                                  242,018
------------------------------------------------------------------------------
             Total expenses                                          7,922,758
------------------------------------------------------------------------------
Net investment income                                               69,124,221
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:
Realized gain (loss) on sales of investment securities             (26,898,895)
------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment securities    (57,089,748)
------------------------------------------------------------------------------
      Net gain (loss) on investment securities                     (83,988,643)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(14,864,422)
==============================================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1994 and 1993


                                                        1994           1993
OPERATIONS:
     Net investment income                          $ 69,124,221   $ 43,165,298
-------------------------------------------------------------------------------
     Net realized gain (loss) on sales of
       investment securities                         (26,898,895)    21,110,401
-------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation)
       of investment securities                      (57,089,748)     8,730,979
-------------------------------------------------------------------------------
               Net increase (decrease) in net
                 assets resulting from operations    (14,864,422)    73,006,678
-------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income:
-------------------------------------------------------------------------------
        Class A                                      (58,337,288)   (42,939,509)
-------------------------------------------------------------------------------
        Class B                                      (10,971,364)      (298,341)
-------------------------------------------------------------------------------
Distributions in excess of net investment income:
-------------------------------------------------------------------------------
        Class A                                          (91,900)    (1,354,416)
-------------------------------------------------------------------------------
        Class B                                          (16,331)        (9,410)
-------------------------------------------------------------------------------
Share transactions-net:
-------------------------------------------------------------------------------
        Class A                                       97,407,253    197,980,549
-------------------------------------------------------------------------------
        Class B                                      175,148,092     31,120,047
-------------------------------------------------------------------------------
               Net increase in net assets            188,274,040    257,505,598
-------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                             582,023,219    324,517,621
-------------------------------------------------------------------------------
     End of period                                  $770,297,259   $582,023,219
===============================================================================
NET ASSETS CONSIST OF:
     Shares of beneficial interest                  $888,574,587   $616,826,638
-------------------------------------------------------------------------------
     Undistributed net investment income                 949,305        184,431
-------------------------------------------------------------------------------
     Undistributed net realized gain (loss)
        on sales of investment securities            (91,727,983)   (64,578,948)
-------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of
        investment securities                        (27,498,650)    29,591,098
-------------------------------------------------------------------------------
                                                    $770,297,259   $582,023,219
===============================================================================




See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

December 31, 1994


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund invests primarily in high yield bonds. These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available and "restricted securities" are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1994, $1,057,536 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences. In addition, paid-in capital was reduced by $807,396 with an equivalent offset to undistributed gain (loss) on sales of investment securities due to the expiration of a portion of the capital loss carryforward. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $76,729,687 (which may be carried forward to offset future taxable capital gains/losses) which expires, if not previously utilized, through the year 2002.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

FINANCIALS

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion. Under the terms of a sub-advisory agreement between AIM and CIGNA Investments, Inc. ("CII"), AIM pays CII 0.15% of the first $300 million of the Fund's average daily net assets, plus 0.10% of the Fund's average daily net assets in excess of $300 million. The advisory agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $313,218 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $92,451 for such services during the two months ended December 31, 1994.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $1,446,888 and $1,173,408, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $808,554 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $391,108 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1994, the Fund paid legal fees of $1,665 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $389 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

FINANCIALS

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.


NOTE 4 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short- term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $598,636,324 and $348,321,786, respectively.

The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:


Aggregate unrealized appreciation of investment securities    $  16,257,702
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (43,807,602)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                    $(27,549,900)
===========================================================================

Cost of investments for tax purposes is $782,353,444.


NOTE 5 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1994 and 1993 were as follows:


                                  1994                         1993
                        --------------------------  ---------------------------
                          SHARES         VALUE        SHARES          VALUE
                        -----------  -------------  -----------   -------------
Sold:
  Class A                25,855,410  $ 248,478,420   28,591,005   $ 280,639,899
-------------------------------------------------------------------------------
  Class B*               23,795,476    226,709,226    3,124,915      31,240,320
-------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Class A                 3,794,971     35,880,387    2,927,197      28,804,993
-------------------------------------------------------------------------------
  Class B*                  470,871      4,424,592       11,218         112,418
-------------------------------------------------------------------------------
Reacquired:
  Class A               (19,578,260)  (186,951,554) (11,249,858)   (111,464,343)
-------------------------------------------------------------------------------
  Class B*               (5,930,666)   (55,985,726)     (23,230)       (232,691)
-------------------------------------------------------------------------------
                         28,407,802  $ 272,555,345   23,381,247   $ 229,100,596
===============================================================================


* Sales of Class B shares commenced on September 1, 1993.

FINANCIALS

NOTE 6 - FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1994 and for a Class B share outstanding during the year ended December 31, 1994 and the period September 1, 1993 (date sales commenced) through December 31, 1993.


                           1994          1993    1992(a)     1991      1990
CLASS A:                 --------      --------  --------  --------  --------
Net asset value,
 beginning of period       $10.05         $9.40     $8.86     $7.07     $8.94
-----------------------  --------      --------  --------  --------  --------
Income from investment
 operations:
 Net investment income       0.96          0.97      1.04      1.02      1.09
-----------------------  --------      --------  --------  --------  --------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)               (1.12)         0.69      0.55      1.81     (1.84)
-----------------------  --------      --------  --------  --------  --------
 Total from investment
  operations                (0.16)         1.66      1.59      2.83     (0.75)
-----------------------  --------      --------  --------  --------  --------
Less distributions:
 Dividends from net
  investment income         (0.96)        (1.01)    (1.05)    (1.04)    (1.12)
-----------------------  --------      --------  --------  --------  --------
Net asset value, end of
 period                     $8.93        $10.05     $9.40     $8.86     $7.07
=======================  ========      ========  ========  ========  ========
Total return(b)             (1.67)%       18.40%    18.60%    42.18%    (9.03)%
=======================  ========      ========  ========  ========  ========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $578,959      $550,760  $324,518  $259,677  $204,932
=======================  ========      ========  ========  ========  ========
Ratio of expenses to
 average net assets          1.00 %(c)     1.12%     1.15%     1.22%     1.21%(d)
=======================  ========      ========  ========  ========  ========
Ratio of net investment
 income to average net
 assets                     10.07 %(c)     9.82%    11.00%    12.67%    13.59%(e)
=======================  ========      ========  ========  ========  ========
Portfolio turnover rate        53 %          53%       56%       61%       27%
=======================  ========      ========  ========  ========  ========


                           1989      1988         1987      1986      1985
CLASS A:                 --------  --------     --------  --------  --------
Net asset value,
 beginning of period       $10.01     $9.67       $10.54    $10.21     $9.43
-----------------------  --------  --------     --------  --------  --------
Income from investment
 operations:
 Net investment income       1.21      1.18         1.16      1.26      1.26
-----------------------  --------  --------     --------  --------  --------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)               (1.07)     0.34        (0.83)     0.31      0.80
-----------------------  --------  --------     --------  --------  --------
 Total from investment
  operations                 0.14      1.52         0.33      1.57      2.06
-----------------------  --------  --------     --------  --------  --------
Less distributions:
 Dividends from net
  investment income         (1.21)    (1.18)       (1.20)    (1.24)    (1.28)
-----------------------  --------  --------     --------  --------  --------
Net asset value, end of
 period                     $8.94    $10.01        $9.67    $10.54    $10.21
=======================  ========  ========     ========  ========  ========
Total return(b)              1.18%    16.41%        3.07%    15.97%    23.49%
=======================  ========  ========     ========  ========  ========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $261,920  $274,631     $242,858  $246,865  $147,123
=======================  ========  ========     ========  ========  ========
Ratio of expenses to
 average net assets          0.99%     0.96%(d)     0.92%     0.92%     0.94%(d)
=======================  ========  ========     ========  ========  ========
Ratio of net investment
 income to average net
 assets                     12.40%    11.84%(e)    11.21%    11.84%    12.91%(e)
=======================  ========  ========     ========  ========  ========
Portfolio turnover rate        36%       76%          81%       86%       79%
=======================  ========  ========     ========  ========  ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges.
(c) Ratios are based on average net assets of $578,623,456.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.00% and 0.98% for years 1990, 1988 and 1985, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 13.58%, 11.80% and 12.87% for years 1990, 1988 and 1985, respectively.

FINANCIALS


                           1994        1993
CLASS B:                 --------     -------
Net asset value,
 beginning of period     $  10.04     $  9.96
-----------------------  --------     -------
Income from investment
 operations:
 Net investment income       0.87        0.32
-----------------------  --------     -------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)               (1.10)       0.07
-----------------------  --------     -------
 Total from investment
  operations                (0.23)       0.39
-----------------------  --------     -------
Less distributions:
 Dividends from net
  investment income         (0.89)      (0.31)
-----------------------  --------     -------
Net asset value, end of
 period                  $   8.92     $ 10.04
=======================  ========     =======
Total return(a)             (2.48)%      4.00%(b)
=======================  ========     =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $191,338     $31,264
=======================  ========     =======
Ratio of expenses to
 average net assets          1.80%(c)    1.93%(d)
=======================  ========     =======
Ratio of net investment
 income to average net
 assets                      9.27%(c)    8.99%(d)
=======================  ========     =======
Portfolio turnover rate        53%         53%
=======================  ========     =======

(a) Does not deduct contingent deferred sales charges.
(b) Total return is not annualized.
(c) Ratios are based on average net assets of $117,681,823.
(d) Annualized.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders of AIM Income Fund:

We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                              /s/  KPMG PEAT MARWICK LLP
                                              KPMG Peat Marwick LLP


Houston, Texas
February 3, 1995

FINANCIALS
                     SCHEDULE OF INVESTMENTS

                     December 31, 1994

                                                                                      PRINCIPAL
                                                                       MATURITY       AMOUNT(a)       MARKET VALUE
                     NON-CONVERTIBLE BONDS AND NOTES-67.16%

                     ADVERTISING/BROADCASTING-0.42%

                     Comcast Corp.,
                       Sr. Sub. Deb., 9.50%                            01/15/08    $     1,000,000    $    905,000
                     ---------------------------------------------------------------------------------------------
                              Total Advertising/Broadcasting                                               905,000
                     ---------------------------------------------------------------------------------------------

                     AIRLINES-3.23%

                     Delta Air Lines Inc.,
                       Deb., 10.375%                                   02/01/11          1,500,000       1,466,505
                       Equipment Trust Certificates, 10.50%            04/30/16          5,000,000       4,907,550
                     ---------------------------------------------------------------------------------------------
                     NWA Inc.,
                       Notes, 8.625%                                   08/01/96            550,000         528,000
                     ---------------------------------------------------------------------------------------------
                              Total Airlines                                                             6,902,055
                     ---------------------------------------------------------------------------------------------

                     AUTOMOBILE-MANUFACTURERS-3.20%

                     General Motors Corp.,
                       Deb., 8.80%                                     03/01/21          6,700,000       6,859,661
                     ---------------------------------------------------------------------------------------------
                              Total Automobile-Manufacturers                                             6,859,661
                     ---------------------------------------------------------------------------------------------

                     AUTOMOBILE-PARTS-0.69%

                     Doehler Jarvis,
                       Sr. Notes, 11.875%                              06/01/02          1,500,000       1,470,000
                     ---------------------------------------------------------------------------------------------
                              Total Automobile-Parts                                                     1,470,000
                     ---------------------------------------------------------------------------------------------

                     BEVERAGES-0.50%

                     Lion Nathan Ltd. (Australia),
                       Sub. Deb., 12.00%(b)                            09/30/00          1,490,300       1,070,810
                     ---------------------------------------------------------------------------------------------
                              Total Beverages                                                            1,070,810
                     ---------------------------------------------------------------------------------------------

                     BUILDING MATERIALS-0.84%

                     Cemex SA DE C.V.,
                       Gtd. Deb., 9.50%(c)                             09/20/01          2,200,000       1,793,000
                     ---------------------------------------------------------------------------------------------
                              Total Building Materials                                                   1,793,000
                     ---------------------------------------------------------------------------------------------

                     CABLE TV-2.29%

                     Marcus Cable Operating Co.,
                       Sr. Disc. Notes, 13.50%(d)                      08/01/04          5,000,000       2,650,000
                     ---------------------------------------------------------------------------------------------
                     Rogers Cablesystem Inc. (Canada),
                       Sr. Secured 2nd Priority Deb., 9.65%(b)         01/15/04          1,750,000       1,035,423
                     ---------------------------------------------------------------------------------------------
                     Videotron Ltd.,
                       Sr. Sub Notes, 10.25%                           10/15/02          1,250,000       1,225,000
                     ---------------------------------------------------------------------------------------------
                              Total Cable TV                                                             4,910,423
                     ---------------------------------------------------------------------------------------------

                     CONSUMER NONDURABLES-0.30%

                     Health O Meter,
                       Sr. Sub. Notes, 13.00%                          08/15/02            710,000         646,100
                     ---------------------------------------------------------------------------------------------
                              Total Consumer Nondurables                                                   646,100
                     ---------------------------------------------------------------------------------------------

FINANCIALS

                                                                                                 PRINCIPAL
                                                                                  MATURITY       AMOUNT(a)       MARKET VALUE
                                CONTAINERS-2.05%

                                Container Corp. of America,
                                  Gtd. Sr. Notes, 9.75%                           04/01/03    $     1,000,000    $    947,500
                                ---------------------------------------------------------------------------------------------
                                Ivex Packaging Inc.,
                                  Sr. Sub. Notes, 12.50%                          12/15/02          1,500,000       1,492,500
                                ---------------------------------------------------------------------------------------------
                                Owens-Illinois Inc.,
                                  Sr. Sub. Notes, 10.00%                          08/01/02          2,000,000       1,955,000
                                ---------------------------------------------------------------------------------------------
                                         Total Containers                                                           4,395,000
                                ---------------------------------------------------------------------------------------------

                                FINANCE-CONSUMER CREDIT-3.20%

                                Ash Capital Finance (United Kingdom),
                                  Gtd. Bonds, 9.50%(b)                            07/15/06          2,850,000       2,965,510
                                ---------------------------------------------------------------------------------------------
                                GMAC,
                                  Notes, 5.50%(e)                                 10/15/02          1,500,000       1,476,660
                                ---------------------------------------------------------------------------------------------
                                GPA Delaware Inc.,
                                  Deb., 8.75%                                     12/15/98          2,000,000       1,520,000
                                ---------------------------------------------------------------------------------------------
                                KFW International Finance (Italy),
                                  Gtd. Notes, 11.625%(b)                          11/27/98      1,430,000,000         888,831
                                ---------------------------------------------------------------------------------------------
                                         Total Finance-Consumer Credit                                              6,851,001
                                ---------------------------------------------------------------------------------------------

                                FOOD/PROCESSING-3.99%

                                ConAgra Inc.,
                                  Sub. Notes, 9.75%                               03/01/21          5,000,000       5,285,650
                                ---------------------------------------------------------------------------------------------
                                Fleming Companies Inc.,
                                  Sr. Notes, 10.625%                              12/15/01          1,000,000       1,000,000
                                ---------------------------------------------------------------------------------------------
                                PF Acquisition Corp.,
                                  Sr. Sub. Notes, 12.75%(c)                       02/01/05          1,300,000       1,306,500
                                ---------------------------------------------------------------------------------------------
                                Pilgrim's Pride Corp.,
                                  Sr. Sub. Notes, 10.875%                         08/01/03          1,000,000         942,500
                                ---------------------------------------------------------------------------------------------
                                         Total Food/Processing                                                      8,534,650
                                ---------------------------------------------------------------------------------------------

                                HOMEBUILDING-1.28%

                                Continental Homes Holdings,
                                  Sr. Notes, 12.00%                               08/01/99          1,000,000         940,000
                                ---------------------------------------------------------------------------------------------
                                Ryland Group,
                                  Sr. Sub. Notes, 10.50%                          07/15/02          2,000,000       1,790,000
                                ---------------------------------------------------------------------------------------------
                                         Total Homebuilding                                                         2,730,000
                                ---------------------------------------------------------------------------------------------

                                HOTELS/MOTELS-1.11%

                                Four Seasons Hotel (Canada),
                                  Deb., 11.05%(b)                                 03/25/96          1,750,000       1,241,275
                                ---------------------------------------------------------------------------------------------
                                John Q. Hammons Hotels,
                                  Gtd. First Mortgage Notes, 8.875%               02/15/04          1,300,000       1,124,500
                                ---------------------------------------------------------------------------------------------
                                         Total Hotels/Motels                                                        2,365,775
                                ---------------------------------------------------------------------------------------------

                                INSURANCE-LIFE AND HEALTH-1.78%

                                American Life Holding,
                                  Sr. Sub. Notes, 11.25%                          09/15/04          1,300,000       1,274,000
                                ---------------------------------------------------------------------------------------------
                                Americo Life Inc.,
                                  Sr. Sub. Notes, 9.25%                           06/01/05          3,000,000       2,535,000
                                ---------------------------------------------------------------------------------------------
                                         Total Insurance-Life and Health                                            3,809,000
                                ---------------------------------------------------------------------------------------------

FINANCIALS

                                                                                                 PRINCIPAL
                                                                                  MATURITY       AMOUNT(a)       MARKET VALUE
                                LEISURE AND RECREATION-3.67%

                                Aztar Corp.,
                                  Sr. Sub. Notes, 13.75%                          10/01/04    $     1,000,000    $  1,020,000
                                ---------------------------------------------------------------------------------------------
                                Harrah's Jazz Co.,
                                  First Mortgage Notes, 14.25%                    11/15/01          1,000,000       1,050,000
                                ---------------------------------------------------------------------------------------------
                                Icon Health & Fitness,
                                  Sr. Sub. Notes, 13.00%(c)                       07/15/02          1,500,000       1,485,000
                                ---------------------------------------------------------------------------------------------
                                Showboat, Inc.,
                                  Gtd. First Mortgage Notes, 9.25%                05/01/08          4,000,000       3,340,000
                                  Sr. Sub. Notes, 13.00%                          08/01/09          1,000,000         950,000
                                ---------------------------------------------------------------------------------------------
                                         Total Leisure and Recreation                                               7,845,000
                                ---------------------------------------------------------------------------------------------

                                MACHINERY-HEAVY-2.50%

                                Caterpillar Inc.,
                                  Deb., 9.375%                                    08/15/11          5,000,000       5,348,400
                                ---------------------------------------------------------------------------------------------
                                         Total Machinery-Heavy                                                      5,348,400
                                ---------------------------------------------------------------------------------------------

                                MEDICAL SERVICES-0.48%

                                Ornda Healthcorp.,
                                  Sr. Sub. Notes, 11.375%                         08/15/04          1,000,000       1,025,000
                                ---------------------------------------------------------------------------------------------
                                         Total Medical Services                                                     1,025,000
                                ---------------------------------------------------------------------------------------------

                                NATURAL GAS-1.93%

                                Transco Energy Co.,
                                  Deb., 9.875%                                    06/15/20          4,000,000       4,120,000
                                ---------------------------------------------------------------------------------------------
                                         Total Natural Gas                                                          4,120,000
                                ---------------------------------------------------------------------------------------------

                                OIL AND GAS-2.64%

                                Canadian Oil Debco Inc. (Canada),
                                  Deb., 11.00%(b)                                 10/31/00          6,500,000       4,818,905
                                ---------------------------------------------------------------------------------------------
                                Petroleum Heat & Power,
                                  Sub. Deb., 9.375%                               02/01/06          1,000,000         840,000
                                ---------------------------------------------------------------------------------------------
                                         Total Oil and Gas                                                          5,658,905
                                ---------------------------------------------------------------------------------------------

                                OIL EQUIPMENT AND SUPPLIES-0.42%

                                Centragas,
                                  Sr. Asset Backed Notes, 10.65%(c)               12/01/10            950,000         907,250
                                ---------------------------------------------------------------------------------------------
                                         Total Oil Equipment and Supplies                                             907,250
                                ---------------------------------------------------------------------------------------------

                                RESTAURANTS-0.86%

                                Carrols Corp.,
                                  Sr. Notes, 11.50%                               08/15/03          1,000,000         920,000
                                ---------------------------------------------------------------------------------------------
                                Flagstar Corp.,
                                  Sr. Notes, 10.875%                              12/01/02          1,000,000         930,000
                                ---------------------------------------------------------------------------------------------
                                         Total Restaurants                                                          1,850,000
                                ---------------------------------------------------------------------------------------------

FINANCIALS

                                                                                                 PRINCIPAL
                                                                                  MATURITY       AMOUNT(a)       MARKET VALUE
                                RETAIL-FOOD AND DRUG-1.18%

                                Food 4 Less Supermarkets,
                                  Sr. Notes, 10.45%                               04/15/00    $     1,000,000    $    980,000
                                ---------------------------------------------------------------------------------------------
                                Penn Traffic Co.,
                                  Sr. Notes, 10.65%                               11/01/04          1,580,000       1,540,500
                                ---------------------------------------------------------------------------------------------
                                         Total Retail-Food and Drug                                                 2,520,500
                                ---------------------------------------------------------------------------------------------

                                RETAIL-STORES-1.93%

                                Pamida Inc.,
                                  Sr. Sub. Notes, 11.75%                          03/15/03          1,000,000         935,000
                                ---------------------------------------------------------------------------------------------
                                Southland Corp.,
                                  Sr. Sub. Deb., 4.50%                            06/15/04          2,250,000       1,395,000
                                ---------------------------------------------------------------------------------------------
                                Specialty Retail,
                                  Sr. Sub. Notes, 11.00%                          08/15/03          2,000,000       1,800,000
                                ---------------------------------------------------------------------------------------------
                                         Total Retail-Stores                                                        4,130,000
                                ---------------------------------------------------------------------------------------------

                                STEEL-0.46%

                                GS Technologies Inc.,
                                  Sr. Notes, 12.00%                               09/01/04          1,000,000         990,000
                                ---------------------------------------------------------------------------------------------
                                         Total Steel                                                                  990,000
                                ---------------------------------------------------------------------------------------------

                                SUPRANATIONAL ORGANIZATION-3.05%

                                International Bank for Reconstruction &
                                  Development (Germany),
                                  Unsub. Global Bonds, 5.875%(b)                  11/10/03          7,000,000       3,965,920
                                  Unsub. Global Bonds, 7.25%(b)                   10/13/99          4,000,000       2,573,400
                                ---------------------------------------------------------------------------------------------
                                         Total Supranational Organization                                           6,539,320
                                ---------------------------------------------------------------------------------------------

                                TELECOMMUNICATIONS-0.47%

                                Mobile Telecomm Technology,
                                  Sr. Notes, 13.50%                               12/15/02          1,000,000       1,008,750
                                ---------------------------------------------------------------------------------------------
                                         Total Telecommunications                                                   1,008,750
                                ---------------------------------------------------------------------------------------------

                                TEXTILES-2.22%

                                Consoltex Group,
                                  Sr. Sub. Notes, 11.00%                          10/01/03          1,500,000       1,387,500
                                ---------------------------------------------------------------------------------------------
                                Fieldcrest Cannon Inc.,
                                  Sr. Sub. Deb., 11.25%                           06/15/04          2,000,000       2,000,000
                                ---------------------------------------------------------------------------------------------
                                Tarkett International,
                                  Sr. Sub. Notes, 9.00%                           03/01/02          1,500,000       1,368,750
                                ---------------------------------------------------------------------------------------------
                                         Total Textiles                                                             4,756,250
                                ---------------------------------------------------------------------------------------------

                                TRANSPORTATION-MISCELLANEOUS-1.84%

                                Gearbulk Holding Ltd,
                                  Sr. Notes, 11.25%                               12/01/04          1,000,000         990,000
                                ---------------------------------------------------------------------------------------------
                                Sea-Containers Ltd.,
                                  Sr. Sub. Deb., 12.50%                           12/01/04          2,000,000       2,000,000
                                ---------------------------------------------------------------------------------------------
                                Trans Ocean Container,
                                  Sr. Sub. Notes, 12.25%                          07/01/04          1,000,000         940,000
                                ---------------------------------------------------------------------------------------------
                                         Total Transportation-Miscellaneous                                         3,930,000
                                ---------------------------------------------------------------------------------------------

FINANCIALS

                                                                                                 PRINCIPAL
                                                                                  MATURITY       AMOUNT(a)       MARKET VALUE
                                UTILITIES-8.65%

                                California Energy,
                                  Sr. Disc. Notes, 10.25%(d)                      01/15/04    $     1,500,000    $  1,065,000
                                ---------------------------------------------------------------------------------------------
                                Indiana Michigan Power Co.,
                                  Secured Lease Obligation Bonds, 9.82%           12/07/22          8,992,309       9,596,772
                                ---------------------------------------------------------------------------------------------
                                Kansas Gas & Electric,
                                  Secured Lease Obligation Bonds, 8.29%           03/29/16          5,000,000       4,642,500
                                ---------------------------------------------------------------------------------------------
                                Ontario Hydro (Canada),
                                  Gtd. Deb., 9.75%(b)                             05/01/05          4,500,000       3,198,240
                                ---------------------------------------------------------------------------------------------
                                         Total Utilities                                                           18,502,512
                                ---------------------------------------------------------------------------------------------

                                FOREIGN GOVERNMENTS-9.98%

                                Australian Government (Australia),
                                  Notes, 9.00%(b)                                 09/15/04          9,750,000       7,104,533
                                ---------------------------------------------------------------------------------------------
                                New Brunswick (Province of) (Canada),
                                  Deb, 8.94%(b)                                   01/15/05          3,500,000       2,457,595
                                ---------------------------------------------------------------------------------------------
                                Queensland Treasury Corp. (Australia),
                                  Gtd. Notes, 8.875%(b)                           11/08/96          1,500,000       1,138,140
                                ---------------------------------------------------------------------------------------------
                                Saskatchewan (Province of) (Canada),
                                  Sr. Deb., 9.875% (b)                            07/06/99          4,600,000       3,328,330
                                ---------------------------------------------------------------------------------------------
                                U.K. Treasury Notes (United Kingdom),
                                  8.00%,(b)                                       06/10/03          4,900,000       7,322,021
                                ---------------------------------------------------------------------------------------------
                                         Total Foreign Governments                                                 21,350,619
                                ---------------------------------------------------------------------------------------------
                                         Total Non-Convertible Bonds and Notes                                    143,724,981
                                ---------------------------------------------------------------------------------------------

                                CONVERTIBLE BONDS AND NOTES-6.52%

                                COMPUTER NETWORKING-0.40%

                                3Com Corp.,
                                  Conv. Sub. Notes, 10.25%(c)                     11/01/01            800,000         852,000
                                ---------------------------------------------------------------------------------------------
                                         Total Computer Networking                                                    852,000
                                ---------------------------------------------------------------------------------------------
                                FINANCE-CONSUMER CREDIT-2.86%

                                ELF Enterprise Finance PLC (United Kingdom),
                                  Gtd. Conv. Bonds, 8.75%(b)                      06/27/06          2,900,000       4,497,929
                                ---------------------------------------------------------------------------------------------
                                Henderson Capital,
                                  Conv. Bonds, 4.00%                              10/27/96          1,700,000       1,627,750
                                ---------------------------------------------------------------------------------------------
                                         Total Finance-Consumer Credit                                              6,125,679
                                ---------------------------------------------------------------------------------------------

                                OIL EQUIPMENT AND SUPPLIES-2.23%

                                Lasmo PLC (United Kingdom),
                                  Conv. Deb., 7.75%(b)                            10/04/05          3,700,000       4,776,256
                                ---------------------------------------------------------------------------------------------
                                         Total Oil Equipment and Supplies                                           4,776,256
                                ---------------------------------------------------------------------------------------------

                                PAPER AND FOREST PRODUCTS-1.03%

                                Repap Enterprise (Canada),
                                  Conv. Deb., 8.50%(b)                            08/01/97          1,350,000       1,275,750
                                  Conv. Deb., 9.00%(b)                            06/30/98          1,500,000         919,590
                                ---------------------------------------------------------------------------------------------
                                         Total Paper and Forest Products                                            2,195,340
                                ---------------------------------------------------------------------------------------------
                                         Total Convertible Bonds and Notes                                         13,949,275
                                ---------------------------------------------------------------------------------------------

FINANCIALS

                                                                                                                       MARKET
                                                                                                       SHARES           VALUE
                                CONVERTIBLE PREFERRED STOCKS-0.53%

                                CONGLOMERATES-0.26%

                                Sears Roebuck & Co.-Series A, $3.75 Dep. Conv.
                                  Pfd.                                                                 10,000    $    556,250
                                ---------------------------------------------------------------------------------------------
                                         Total Conglomerates                                                          556,250
                                ---------------------------------------------------------------------------------------------

                                ELECTRONIC COMPONENTS-0.27%

                                Westinghouse Electric-Series C, $1.30 Conv.
                                  Pfd.(c)                                                              43,000         580,500
                                ---------------------------------------------------------------------------------------------
                                         Total Electronic Components                                                  580,500
                                ---------------------------------------------------------------------------------------------
                                         Total Convertible Preferred Stocks                                         1,136,750
                                ---------------------------------------------------------------------------------------------

                                                                                                    PRINCIPAL          MARKET
                                                                                  MATURITY            AMOUNT            VALUE
                                U.S. TREASURY SECURITIES-12.57%

                                U.S. Treasury Notes, 7.50%                        12/31/96        $15,000,000      14,946,150
                                ---------------------------------------------------------------------------------------------
                                U.S. Treasury Bonds, 7.50%                        11/15/24         12,500,000      11,957,000
                                ---------------------------------------------------------------------------------------------
                                         Total U.S. Treasury Securities                                            26,903,150
                                ---------------------------------------------------------------------------------------------
                                         Total Investments (excluding
                                           Repurchase Agreements)                                                 185,714,156
                                ---------------------------------------------------------------------------------------------

                                REPURCHASE AGREEMENT-18.21%(f)

                                Daiwa Securities America Inc. 3.50%(g)            01/03/95         38,972,000      38,972,000
                                ---------------------------------------------------------------------------------------------
                                         Total Repurchase Agreements                                               38,972,000
                                ---------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS-104.99%                                                224,686,156
                                ---------------------------------------------------------------------------------------------
                                         OTHER ASSETS LESS LIABILITIES-(4.99)%                                    (10,688,437)
                                ---------------------------------------------------------------------------------------------
                                         NET ASSETS-100.00%                                                      $213,997,719
                                =============================================================================================

                      Notes to Schedule of Investments:

                      (a) Principal amount is in U.S. Dollars, except as
                          indicated by note (b).

                      (b) Foreign denominated security. Par value and coupon
                          are denominated in currency of country indicated.

                      (c) Restricted securities. May be resold to qualified
                          institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1994 was $6,924,250, which represented 3.24% of the Fund's net assets.

                      (d) Discounted bond at purchase. Interest rate
                          represents coupon rate at which the bond will accrue at a specified future date.

                      (e) Coupon steps up to 9.00%, effective 10/15/95.

                      (f) Collateral on repurchase agreements, including the
                          Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement.

                      (g) Joint repurchase agreement entered into 12/30/94
                          with a maturing value of $391,353,115.
                          Collateralized by $426,987,000 U.S. Treasury
                          Obligations, 4.75% to 9.25% due 01/15/96 to
                          11/15/24. The aggregate market value of collateral at 12/31/94 was $399,025,510. The Funds pro-rata interest in the collateral was $39,751,491.


                      Abbreviations:

                                Conv.    -Convertible        Disc.      -Discounted         Sr.        -Senior
                                Deb.     -Debentures         Gtd.       -Guaranteed         Sub.       -Subordinated
                                Dep.     -Depository         Pfd.       -Preferred          Unsub.     -Unsubordinated

                         See Notes to Financial Statements.

FINANCIALS

                                STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1994

                                ASSETS:

                                Investments, excluding repurchase agreements, at market value (cost
                                  $194,841,173)                                                            $185,714,156
                                ---------------------------------------------------------------------------------------
                                Repurchase agreements (cost $38,972,000)                                     38,972,000
                                ---------------------------------------------------------------------------------------
                                Foreign currencies, at market value (cost $2,314,693)                         2,316,025
                                ---------------------------------------------------------------------------------------
                                Receivables for:
                                  Forward contracts                                                               9,678
                                ---------------------------------------------------------------------------------------
                                  Fund shares sold                                                              562,693
                                ---------------------------------------------------------------------------------------
                                  Interest                                                                    3,709,924
                                ---------------------------------------------------------------------------------------
                                  Reimbursement from advisor                                                      6,600
                                ---------------------------------------------------------------------------------------
                                Investment for deferred compensation plan                                        69,362
                                ---------------------------------------------------------------------------------------
                                Other assets                                                                     51,052
                                ---------------------------------------------------------------------------------------
                                    Total assets                                                            231,411,490
                                ---------------------------------------------------------------------------------------

                                LIABILITIES:

                                Payables for:
                                  Investments purchased                                                      16,580,697
                                ---------------------------------------------------------------------------------------
                                  Fund shares reacquired                                                        152,093
                                ---------------------------------------------------------------------------------------
                                  Dividends                                                                     287,744
                                ---------------------------------------------------------------------------------------
                                  Deferred compensation plan                                                     69,362
                                ---------------------------------------------------------------------------------------
                                Accrued advisory fees                                                            89,081
                                ---------------------------------------------------------------------------------------
                                Accrued distribution fees                                                       137,649
                                ---------------------------------------------------------------------------------------
                                Accrued administrative service fees                                              21,340
                                ---------------------------------------------------------------------------------------
                                Accrued trustees' fees                                                            1,989
                                ---------------------------------------------------------------------------------------
                                Accrued operating expenses                                                       73,816
                                ---------------------------------------------------------------------------------------
                                    Total liabilities                                                        17,413,771
                                ---------------------------------------------------------------------------------------
                                Net assets applicable to shares outstanding                                $213,997,719
                                =======================================================================================

                                NET ASSETS:

                                Class A                                                                    $201,676,654
                                =======================================================================================
                                Class B                                                                     $12,321,065
                                =======================================================================================

                                SHARES OUTSTANDING, $.01 PAR VALUE PER SHARE

                                Class A                                                                      28,018,428
                                =======================================================================================
                                Class B                                                                       1,715,260
                                =======================================================================================
                                Class A:
                                  Net asset value and redemption price per share                            $      7.20
                                =======================================================================================
                                  Offering price per share:
                                    (Net asset value of $7.20 / 95.25%)                                     $      7.56

                                =======================================================================================
                                Class B:
                                  Net asset value and offering price per share                              $      7.18
                                =======================================================================================


                                See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994

INVESTMENT INCOME:

Interest                                                                   $ 18,988,592
---------------------------------------------------------------------------------------
Dividends                                                                       395,439
---------------------------------------------------------------------------------------
    Total investment income                                                  19,384,031
---------------------------------------------------------------------------------------
EXPENSES:

Advisory fees                                                                 1,110,855
---------------------------------------------------------------------------------------
Custodian fees                                                                   48,028
---------------------------------------------------------------------------------------
Distribution fees -- Class A                                                    547,787
---------------------------------------------------------------------------------------
Distribution fees -- Class B                                                     85,988
---------------------------------------------------------------------------------------
Printing fees                                                                    54,333
---------------------------------------------------------------------------------------
Trustees' fees                                                                    7,200
---------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                  168,872
---------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                   14,763
---------------------------------------------------------------------------------------
Administrative service fees                                                     154,517
---------------------------------------------------------------------------------------
Other                                                                           126,533
---------------------------------------------------------------------------------------
    Total expenses                                                            2,318,876
---------------------------------------------------------------------------------------
  Less expenses assumed by advisor                                              (18,200)
---------------------------------------------------------------------------------------
    Net expenses                                                              2,300,676
---------------------------------------------------------------------------------------
Net investment income                                                        17,083,355
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FORWARD CONTRACTS:
Net realized gain (loss) on sales of:
  Investment securities                                                     (15,577,011)
---------------------------------------------------------------------------------------
  Foreign currencies                                                         (1,013,931)
---------------------------------------------------------------------------------------
  Forward contracts                                                          (1,863,160)
---------------------------------------------------------------------------------------
                                                                            (18,454,102)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                                                     (18,007,808)
---------------------------------------------------------------------------------------
  Foreign currencies                                                             (8,230)
---------------------------------------------------------------------------------------
  Forward contracts                                                             (56,320)
---------------------------------------------------------------------------------------
                                                                            (18,072,358)
---------------------------------------------------------------------------------------
  Net gain (loss) on investment securities, foreign currencies and
    forward contracts                                                       (36,526,460)
---------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations          $(19,443,105)
=======================================================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1994 and 1993

                                                               1994               1993
OPERATIONS:
  Net investment income                                    $ 17,083,355       $ 16,803,637
------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies and forward contracts    (18,454,102)        13,829,680
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and
    forward contracts                                       (18,072,358)         2,883,983
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                           (19,443,105)        33,517,300
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income:
  Class A                                                   (14,029,228)       (16,739,113)
------------------------------------------------------------------------------------------
  Class B                                                      (478,570)           (29,488)
------------------------------------------------------------------------------------------
Distributions to shareholders from capital:
  Class A                                                    (3,123,648)                --
------------------------------------------------------------------------------------------
  Class B                                                      (122,674)                --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                      (360,558)        (5,221,148)
------------------------------------------------------------------------------------------
  Class B                                                       (20,562)           (67,509)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                    (6,155,618)        13,744,750
------------------------------------------------------------------------------------------
  Class B                                                     9,961,208          3,717,856
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                   (33,772,755)        28,922,648
------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                       247,770,474        218,847,826
------------------------------------------------------------------------------------------
  End of period                                            $213,997,719       $247,770,474
==========================================================================================
NET ASSETS CONSIST OF:
  Shares of beneficial interest                            $239,006,873       $238,447,605
------------------------------------------------------------------------------------------
  Undistributed net investment income                           (60,059)            51,614
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies and
    forward contracts                                       (15,778,038)           369,954
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts     (9,171,057)         8,901,301
------------------------------------------------------------------------------------------
                                                           $213,997,719       $247,770,474
==========================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS
December 31, 1994

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available and "restricted securities" are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding contracts at December 31, 1994 were as follows:

                                   Contract to                            Unrealized
              Settlement   ----------------------------------------       Appreciation
                 Date               Receive                Deliver       (Depreciation)
              ---------    -------------------------     ----------      -------------
              02/28/95                 DM 4,300,000      $2,780,292        $ (25,824)
              02/28/95     Pound Sterling 5,580,000      $8,732,979        $  (9,486)

D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the

FINANCIALS
   accrual basis. Dividend income is recorded on the ex-dividend date. Dividends to shareholders are declared daily and are paid monthly. On December 31, 1994 $2,687,230 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for the following: losses on forward currency contracts, foreign currency losses on sales of foreign denominated bonds, and reclassification of market discount on securities sold. In addition, $3,246,322 was reclassified from undistributed net investment income to paid in capital, consisting of the following: $1,818,172 of losses on forward currency contracts, $1,013,931 of foreign currency losses on sales of foreign denominated bonds and $414,219 of distributions in excess of net investment income. Net assets of the Fund were unaffected by the reclassifications discussed above.

E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $12,848,136 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2001. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. The advisory agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. AIM voluntarily paid expenses of $18,200 with respect to Class B shares during the year ended December 31, 1994.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $154,517 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became transfer agent for the Fund and was reimbursed $22,737 for such services during the two months ended December 31, 1994.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays to AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes.

FINANCIALS

  During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $547,787 and $85,988, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $94,637 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $16,712 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1994 the Fund paid legal fees of $1,140 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $380,170,477 and $398,387,923, respectively.

The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:

Aggregate unrealized appreciation of investment securities                                      $   701,363
-----------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                     (9,937,318)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities                             $(9,235,955)
===========================================================================================================

Cost of investments for tax purposes is $194,950,111.

NOTE 5-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1994 and 1993 were as follows:

                                                                     1994                        1993
                                                           ------------------------    ------------------------
                                                            Shares         Value        Shares         Value
                                                           ---------    -----------    ---------    -----------
Sold:
  Class A                                                  4,265,341    $33,272,800    4,747,133    $40,539,249
-----------------------------------------------------------------------------------    ------------------------
  Class B*                                                 1,696,358     13,014,930      453,943      3,957,121
-----------------------------------------------------------------------------------    ------------------------
Issued as reinvestment of dividends:
  Class A                                                  1,895,928     14,388,718    2,187,858     18,565,615
-----------------------------------------------------------------------------------    ------------------------
  Class B*                                                    54,029        403,397        9,046         76,512
-----------------------------------------------------------------------------------    ------------------------
Reacquired:
  Class A                                                 (7,025,819)   (53,817,136)  (5,295,378)   (45,360,114)
-----------------------------------------------------------------------------------    ------------------------
  Class B*                                                  (462,198)    (3,457,119)     (35,918)      (315,777)
-----------------------------------------------------------------------------------    ------------------------
                                                             423,639    $ 3,805,590    2,066,684    $17,462,606
===================================================================================    ========================

* Sales of Class B shares commenced on September 7, 1993.

FINANCIALS

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding for each of the years in the ten-year period ended December 31, 1994 and for a Class B share outstanding during the year ended December 31, 1994 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

CLASS A:                                               1994          1993        1992(a)         1991          1990          1989
                                                     --------      --------      --------      --------      --------      --------
Net asset value, beginning of period                 $   8.45      $   8.03      $   8.07      $   7.41      $   7.80      $   7.53
-------------------------------------------------    --------      --------      --------      --------      --------      --------
Income from investment operations:
 Net investment income                                   0.58          0.60          0.60          0.61          0.65          0.66
-------------------------------------------------    --------      --------      --------      --------      --------      --------
 Net gains (losses) on securities (both realized
   and unrealized)                                      (1.22)         0.61         (0.03)         0.66         (0.39)         0.32
-------------------------------------------------    --------      --------      --------      --------      --------      --------
   Total from investment operations                     (0.64)         1.21          0.57          1.27          0.26          0.98
-------------------------------------------------    --------      --------      --------      --------      --------      --------
Less distributions:
 Dividends from net investment income                   (0.49)        (0.60)        (0.61)        (0.61)        (0.65)        (0.71)
-------------------------------------------------    --------      --------      --------      --------      --------      --------
 Distributions from net realized capital gains          (0.01)        (0.19)           --            --            --            --
-------------------------------------------------    --------      --------      --------      --------      --------      --------
 Distributions from capital                             (0.11)           --            --            --            --            --
-------------------------------------------------    --------      --------      --------      --------      --------      --------
   Total distributions                                  (0.61)        (0.79)        (0.61)        (0.61)        (0.65)        (0.71)
-------------------------------------------------    --------      --------      --------      --------      --------      --------
Net asset value, end of period                       $   7.20      $   8.45      $   8.03      $   8.07      $   7.41      $   7.80
=================================================    ========      ========      ========      ========      ========      ========
Total return(b)                                         (7.65)%       15.38%         7.42%        18.00%         3.65%        13.56%
=================================================    ========      ========      ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $201,677      $244,168      $218,848      $231,798      $215,987      $229,222
=================================================    ========      ========      ========      ========      ========      ========
Ratio of expenses to average net assets                  0.98%(c)      0.98%         0.99%(d)      1.00%(d)      1.00%         0.96%
=================================================    ========      ========      ========      ========      ========      ========
Ratio of net investment income to average net
   assets                                                7.53%(c)      7.01%         7.54%(d)      7.97%(d)      8.73%         8.56%
=================================================    ========      ========      ========      ========      ========      ========
Portfolio turnover rate                                   185%           99%           82%           67%          106%          222%
=================================================    ========      ========      ========      ========      ========      ========



CLASS A:                                             1988          1987          1986          1985
                                                   --------      --------      --------      --------
Net asset value, beginning of period               $   7.55      $   8.20      $   7.53      $   6.74
-------------------------------------------------  --------      --------      --------      --------
Income from investment operations:
 Net investment income                                 0.68          0.67          0.71          0.74
-------------------------------------------------  --------      --------      --------      --------
 Net gains (losses) on securities (both realized
   and unrealized)                                    (0.02)        (0.63)         0.60          0.80
-------------------------------------------------  --------      --------      --------      --------
   Total from investment operations                    0.66          0.04          1.31          1.54
-------------------------------------------------  --------      --------      --------      --------
Less distributions:
 Dividends from net investment income                 (0.68)        (0.69)        (0.64)        (0.75)
-------------------------------------------------  --------      --------      --------      --------
 Distributions from net realized capital gains           --            --            --            --
-------------------------------------------------  --------      --------      --------      --------
 Distributions from capital                              --            --            --            --
-------------------------------------------------  --------      --------      --------      --------
   Total distributions                                (0.68)        (0.69)        (0.64)        (0.75)
-------------------------------------------------  --------      --------      --------      --------
Net asset value, end of period                     $   7.53      $   7.55      $   8.20      $   7.53
=================================================  ========      ========      ========      ========
Total return(b)                                        9.01%         0.56%        18.04%        24.33%
=================================================  ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $218,946      $237,466      $273,121      $216,725
=================================================  ========      ========      ========      ========
Ratio of expenses to average net assets                0.95%         0.84%         0.82%         0.79%
=================================================  ========      ========      ========      ========
 Ratio of net investment income to average net
   assets                                              8.81%         8.64%         8.93%        10.50%
=================================================  ========      ========      ========      ========
Portfolio turnover rate                                 361%          195%           85%           38%
=================================================  ========      ========      ========      ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges.
(c) Ratios are based on average net assets of $219,115,024.
(d) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992-1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992-1991, respectively.

CLASS B:                                                                              1994               1993
                                                                                     -------            ------
Net asset value, beginning of period                                                 $  8.43            $ 8.95
---------------------------------------------------------------------------------    -------            ------
Income from investment operations:
---------------------------------------------------------------------------------    -------            ------
 Net investment income                                                                  0.52              0.19
---------------------------------------------------------------------------------    -------            ------
 Net gains (losses) on securities (both realized and unrealized)                       (1.23)            (0.34)
---------------------------------------------------------------------------------    -------            ------
   Total from investment operations                                                    (0.71)            (0.15)
---------------------------------------------------------------------------------    -------            ------
Less distributions:
 Dividends from net investment income                                                  (0.42)            (0.18)
---------------------------------------------------------------------------------    -------            ------
 Distributions from net realized capital gains                                         (0.01)            (0.19)
---------------------------------------------------------------------------------    -------            ------
 Distributions from capital                                                            (0.11)               --
---------------------------------------------------------------------------------    -------            ------
   Total distributions                                                                 (0.54)            (0.37)
---------------------------------------------------------------------------------    -------            ------
Net asset value, end of period                                                       $  7.18            $ 8.43
=================================================================================    =======            ======
Total return(a)                                                                        (8.46)%           (0.75)%
=================================================================================    =======            ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                             $12,321            $3,602
=================================================================================    =======            ======
Ratio of expenses to average net assets                                                 1.83 (b)(c)       1.75 (c)(d)
=================================================================================    =======            ======
Ratio of net investment income to average net assets                                    6.69 (b)(c)       6.24 (c)(d)
=================================================================================    =======            ======
Portfolio turnover rate                                                                  185%               99%
=================================================================================    =======            ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $8,598,712.
(c) After expense reimbursements. Annualized ratios of expenses and net investment income to average net assets prior to expense reimbursements were 2.04% and 2.50% and 6.48% and 5.49% for 1994-1993, respectively.
(d) Annualized.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT




To the Board of Trustees and Shareholders of AIM Money Market Fund:

We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statement of operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period October 16, 1993 (date operations commenced) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of December 31, 1994, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended, and the period October 16, 1993 (date operations commenced) through December 31, 1993, in conformity with generally accepted accounting principles.


                                            /s/  KPMG PEAT MARWICK LLP
                                            KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 1994

                                                                      PAR
                                                        MATURITY     (000)          VALUE
COMMERCIAL PAPER-36.20%(a)

ASSET-BACKED SECURITIES-8.36%

Asset Securitization Cooperative Corp.
  5.60%                                                 01/10/95     $27,000     $ 26,962,200
---------------------------------------------------------------------------------------------
Preferred Receivables Funding Corp.
  5.95%                                                 01/20/95      18,500       18,441,905
---------------------------------------------------------------------------------------------
                                                                                   45,404,105
---------------------------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS-4.42%

Toyota Motor Credit Corp.
  5.48%                                                 01/03/95      24,000       23,992,693
---------------------------------------------------------------------------------------------
BEVERAGES-3.95%

Seagram (Joseph E.) & Sons, Inc.
  6.07%                                                 02/03/95      21,569       21,448,987
---------------------------------------------------------------------------------------------
BROKERAGE/INVESTMENT-5.06%

Merrill Lynch & Co. Inc.
  5.80%                                                 01/06/95      27,500       27,477,848
---------------------------------------------------------------------------------------------
FINANCE (BUSINESS CREDIT)-4.60%

General Electric Capital Corp.
  5.50%                                                 01/04/95      25,000       24,988,542
---------------------------------------------------------------------------------------------
INSURANCE (LIFE & HEALTH)-1.65%

Lincoln National Corp.
  5.77%                                                 02/14/95       9,000        8,936,530
---------------------------------------------------------------------------------------------
MACHINERY (HEAVY)-3.00%

Dover Corp.
  6.03%                                                 01/12/95      16,300       16,269,968
---------------------------------------------------------------------------------------------
OIL & GAS-5.16%

ARCO Coal Australia Inc.
  5.40%                                                 01/05/95      22,500       22,486,500
---------------------------------------------------------------------------------------------
Consolidated Natural Gas Company
  5.53%                                                 01/03/95       5,500        5,498,310
---------------------------------------------------------------------------------------------
                                                                                   27,984,810
---------------------------------------------------------------------------------------------
         Total Commercial Paper                                                   196,503,483
---------------------------------------------------------------------------------------------
BANK NOTE-3.68%

PNC Bank Corp.(b)
  5.82%                                                 04/21/95      20,000       19,995,769
---------------------------------------------------------------------------------------------
MASTER NOTE AGREEMENT-4.51%

Morgan (J.P.) & Co. Inc.(c)
  6.20%                                                 01/19/95      24,500       24,500,000
---------------------------------------------------------------------------------------------
PROMISSORY NOTE AGREEMENT-2.03%

Goldman Sachs Group, L.P. (The)(d)
  6.48%                                                 01/20/95      11,000       11,000,000
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES-12.46%

Federal National Mortgage Association
  6.53%(b)                                              06/02/99      32,000       32,000,000
---------------------------------------------------------------------------------------------

FINANCIALS

                                                                      PAR
                                                        MATURITY     (000)          VALUE
Student Loan Marketing Association
  5.91%(b)                                              08/20/98    $  2,600     $  2,600,000
---------------------------------------------------------------------------------------------
  5.92%(b)                                              02/22/99       3,000        3,001,043
---------------------------------------------------------------------------------------------
  5.93%(b)                                              01/13/99      10,000       10,000,000
---------------------------------------------------------------------------------------------
  5.93%(b)                                              02/08/99      20,000       20,014,757
---------------------------------------------------------------------------------------------
           Total U.S. Government Agencies                                          67,615,800
---------------------------------------------------------------------------------------------
           Total Investments (excluding Repurchase
              Agreements)                                                         319,615,052
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS(e)-41.11%

Goldman, Sachs & Co., Inc.(f)
  5.75%                                                 01/03/95      26,595       26,595,035
---------------------------------------------------------------------------------------------
Harris-Nesbitt Thomson Securities Inc.(g)
  5.875%                                                01/03/95      99,785       99,785,000
---------------------------------------------------------------------------------------------
Swiss Bank Government Securities, Inc.(h)
  6.10%                                                 01/03/95      96,785       96,785,000
---------------------------------------------------------------------------------------------
           Total Repurchase Agreements                                            223,165,035
---------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS-99.99%                                                 542,780,087
---------------------------------------------------------------------------------------------
         OTHER ASSETS LESS LIABILITIES-0.01%                                           56,152
---------------------------------------------------------------------------------------------
         NET ASSETS-100.00%                                                      $542,836,239
=============================================================================================

(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the
    Fund.

(b) Interest rates are redetermined weekly. Rates shown are the rates in effect on December
    31, 1994.

(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase
    Agreement upon seven calendar days' telephonic notice. Interest rates are redetermined periodically. Rate shown is the rate in effect on December 31, 1994.

(d) The Fund has the right to require prepayment of the promissory note upon thirty calendar days' notice. Interest rates are redetermined periodically. Rate shown is the rate in effect on December 31, 1994.

(e) Collateral on repurchase agreements, including the Portfolio's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement.

(f) Joint repurchase agreement entered into 12/30/94 with a maturing value of $52,570,761.
    Collaterized by $53,268,000 U.S. Treasury obligations, 0.00% to 11.25% due 02/15/95 to
    05/15/97. The aggregate market value of the collateral at 12/31/94 was $53,657,741. The
    Fund's pro-rata interest in the collateral at 12/31/94 was $27,162,270.

(g) Joint repurchase agreement entered into 12/30/94 with a maturing value of $100,065,278.
    Collaterized by $109,170,000 U.S. Treasury obligations, 5.125% due 12/31/98 with a market value at 12/31/94 of $101,910,195. The Fund's pro-rata interest in the collateral at
    12/31/94 was $101,691,088.

(h) Joint repurchase agreement entered into 12/30/94 with a maturing value of $105,071,167.
    Collaterized by $102,135,000 U.S. Treasury obligations, 3.875% to 12.00% due 09/30/95 to
    08/15/23. The aggregate market value of the collateral at 12/31/94 was $107,300,661. The
    Fund's pro-rata interest in the collateral at 12/31/94 was $98,905,662.


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994

ASSETS:

Investments, excluding repurchase agreements, at value (amortized cost)    $319,615,052
---------------------------------------------------------------------------------------
Repurchase agreements                                                       223,165,035
---------------------------------------------------------------------------------------
Interest receivable                                                           1,051,039
---------------------------------------------------------------------------------------
Investment for deferred compensation plan                                        75,531
---------------------------------------------------------------------------------------
Other assets                                                                    130,770
---------------------------------------------------------------------------------------
    Total assets                                                            544,037,427
---------------------------------------------------------------------------------------
LIABILITIES:

Payables for:
---------------------------------------------------------------------------------------
  Dividends                                                                     265,845
---------------------------------------------------------------------------------------
  Deferred compensation plan                                                     75,531
---------------------------------------------------------------------------------------
Accrued advisory fees                                                           270,058
---------------------------------------------------------------------------------------
Accrued distribution fees                                                       352,093
---------------------------------------------------------------------------------------
Accrued administrative service fees                                               4,464
---------------------------------------------------------------------------------------
Accrued trustees' fees                                                            1,642
---------------------------------------------------------------------------------------
Accrued operating expenses                                                      231,555
---------------------------------------------------------------------------------------
    Total liabilities                                                         1,201,188
---------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                $542,836,239
=======================================================================================
NET ASSETS:

Class A                                                                    $148,885,729
=======================================================================================
Class B                                                                    $ 33,998,958
=======================================================================================
Class C                                                                    $359,951,552
=======================================================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                     148,885,729
=======================================================================================
Class B                                                                      33,998,958
=======================================================================================
Class C                                                                     359,951,552
=======================================================================================
Class A:
Net asset value and redemption price per share                              $      1.00
=======================================================================================
Offering price per share:
    (Net asset value of $1.00/94.50%)                                       $      1.06
=======================================================================================
Class B:
Net asset value and offering price per share                                $      1.00
=======================================================================================
Class C:
Net asset value, offering and redemption price per share                    $      1.00
=======================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994

INVESTMENT INCOME:

Interest income                                                             $20,015,403
---------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                 2,057,756
---------------------------------------------------------------------------------------
Custodian fees                                                                   68,969
---------------------------------------------------------------------------------------
Distribution fees-Class A                                                       277,607
---------------------------------------------------------------------------------------
Distribution fees-Class B                                                       191,213
---------------------------------------------------------------------------------------
Distribution fees-Class C                                                       785,906
---------------------------------------------------------------------------------------
Trustees' fees                                                                    7,472
---------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                     148,885
---------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                      10,369
---------------------------------------------------------------------------------------
Transfer agent fees-Class C                                                     412,337
---------------------------------------------------------------------------------------
Administrative service fees                                                     209,642
---------------------------------------------------------------------------------------
Registration and filing fees                                                    247,371
---------------------------------------------------------------------------------------
Other                                                                           112,192
---------------------------------------------------------------------------------------
  Total expenses                                                              4,529,719
---------------------------------------------------------------------------------------
Net investment income                                                        15,485,684
---------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $15,485,684
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993

                                                               1994               1993
OPERATIONS:
Net investment income                                      $ 15,485,684       $  1,388,373
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations       15,485,684          1,388,373
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                    (3,918,606)          (364,494)
------------------------------------------------------------------------------------------
  Class B                                                      (600,466)            (1,784)
------------------------------------------------------------------------------------------
  Class C                                                   (10,966,612)        (1,022,095)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                    67,425,582         81,460,147
------------------------------------------------------------------------------------------
  Class B                                                    32,709,856          1,289,102
------------------------------------------------------------------------------------------
  Class C                                                   118,173,709        241,777,843
------------------------------------------------------------------------------------------
    Net increase in net assets                              218,309,147        324,527,092
------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                         324,527,092                 --
------------------------------------------------------------------------------------------
End of period                                              $542,836,239       $324,527,092
==========================================================================================
NET ASSETS CONSIST OF:
Shares of beneficial interest                              $542,836,239       $324,527,092
==========================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

December 31, 1994

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM Money Market Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Class C shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - The Fund invests only in securities which have maturities of 397 days or less from the date of purchase. The securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to all classes, e.g. advisory fees, are allocated among them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% of the first $1 billion of the Fund's average daily net assets plus 0.50% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. AIM voluntarily waived fees of $387,205 during the year ended December 31, 1994.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $209,642 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $69,492 for such services during the two months ended December 31, 1994.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares, the Class B shares and the Class C shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays to AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and the Class C shares. The Class A and C Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to

FINANCIALS
selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares, the Class B shares and the Class C shares paid AIM Distributors $277,607, $191,213 and $785,906, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $182,129 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $81,600 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1994, the Fund paid legal fees of $4,238 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $303 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES
Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-SHARE INFORMATION
Changes in shares outstanding during the year ended December 31, 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993 were as follows:

                                                                  1994                                1993*
                                                    -------------------------------       ------------------------------
                                                       SHARES             AMOUNT             SHARES            AMOUNT
                                                    -------------      ------------       ------------      ------------
Sold:
  Class A                                             607,113,357      $ 607,113,357       130,014,360      $130,014,360
------------------------------------------------------------------------------------------------------------------------
  Class B                                              94,699,624         94,699,624         2,358,066         2,358,066
------------------------------------------------------------------------------------------------------------------------
  Class C                                           2,084,342,014      2,084,342,014       447,740,570       447,740,570
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                               3,420,397          3,420,397           400,927           400,927
------------------------------------------------------------------------------------------------------------------------
  Class B                                                 503,240            503,240             1,512             1,512
------------------------------------------------------------------------------------------------------------------------
  Class C                                               9,396,978          9,396,978         1,079,471         1,079,471
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                            (543,108,172)      (543,108,172)      (48,955,140)      (48,955,140)
------------------------------------------------------------------------------------------------------------------------
  Class B                                             (62,493,008)       (62,493,008)       (1,070,476)       (1,070,476)
------------------------------------------------------------------------------------------------------------------------
  Class C                                          (1,975,565,283)    (1,975,565,283)     (207,042,198)     (207,042,198)
------------------------------------------------------------------------------------------------------------------------
                                                      218,309,147      $ 218,309,147       324,527,092      $324,527,092
========================================================================================================================

* Includes shares issued in a reorganization of three former funds: the AIM Money Market Fund(C) and AIM Cash Fund portfolios of AIM Funds Group and the AIM Money Market Fund portfolio of Short-Term Investments Co.

FINANCIALS

NOTE 5-FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share, a Class B share and a Class C share outstanding during the year ended
December 31, 1994 and the period October 16, 1993 (date operations commenced) through December 31, 1993.

                                              CLASS A SHARES            CLASS B SHARES           CLASS C SHARES
                                           ---------------------      --------------------     ----------------------
                                             1994         1993         1994        1993          1994         1993
                                           --------     --------      -------     --------      --------     --------
Net asset value, beginning of period       $   1.00     $   1.00      $  1.00     $   1.00      $   1.00     $   1.00
-----------------------------------------  --------     --------      -------     --------      --------     --------
Income from investment operations:
  Net investment income                       .0337       0.0048        .0259       0.0032         .0337       0.0048
-----------------------------------------  --------     --------      -------     --------      --------     --------
Less distributions:
  Dividends from net investment income       (.0337)     (0.0048)      (.0259)     (0.0032)       (.0337)     (0.0048)
-----------------------------------------  --------     --------      -------     --------      --------     --------
Net asset value, end of period             $   1.00     $   1.00      $  1.00     $   1.00      $   1.00     $   1.00
=========================================  ========     ========      =======     ========      ========     ========
Total return(b)                                3.43%        2.27%(a)     2.62%        1.51%(a)      3.42%        2.27%(a)
=========================================  ========     ========      =======     ========      ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $148,886     $ 81,460      $33,999     $  1,289      $359,952     $241,778
=========================================  ========     ========      =======     ========      ========     ========
Ratio of expenses to average net
  assets(c)                                    0.97%(d)     1.00%(a)     1.78%(e)     1.75%(a)      0.99%(f)     1.00%(a)
=========================================  ========     ========      =======     ========      ========     ========
Ratio of net investment income to average
  net assets(c)                                3.53%(d)     2.27%(a)     3.14%(e)     1.54%(a)      3.49%(f)     2.27%(a)
=========================================  ========     ========      =======     ========      ========     ========

(a) Annualized.

(b) Does not deduct sale charges or contingent deferral sales charges, where applicable.

(c) After waiver of advisory fees.

(d) Ratios are based on average net assets of $111,042,610. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.06% and 3.44%, respectively.

(e) Ratios are based on average net assets of $19,121,318. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.87% and 3.05%, respectively.

(f) Ratios are based on average net assets of $314,362,619. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees are 1.08% and 3.40%, respectively.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT




The Board of Trustees and Shareholders of
AIM Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of December 31, 1994, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                               /s/  KPMG PEAT MARWICK LLP
                                               KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 1994

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
ALASKA-2.02%
Alaska (State of) Housing Finance Corp.; Series A RB
    6.375%, 12/01/12                                                            A+       Aa       $1,000   $ 1,026,880
------------------------------------------------------------------------------------------------------------------------
Alaska (State of) Housing Finance Corp.; Collateralized First Veterans' Home
    Mortgage Series A-2 RB
    6.75%, 12/01/24(b)                                                         AAA      Aaa        2,150     2,034,137
------------------------------------------------------------------------------------------------------------------------
Alaska (State of) Housing Finance Corp.; Collateralized Mortgage Program
    First Series RB
    6.875%, 06/01/33                                                           AAA      Aaa        2,430     2,330,394
------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,391,411
------------------------------------------------------------------------------------------------------------------------

ARKANSAS-0.87%
Fayetteville (City of); Water and Sewer Refunding and Improvement
    Series 1992 RB
    6.15%, 08/15/12                                                              A        A        2,405     2,307,477
------------------------------------------------------------------------------------------------------------------------

ARIZONA-1.56%
    Payson (County of) Unified School District #10; School Improvement
    Series 1994 GO
    5.50%, 07/01/06(c)                                                         AAA      Aaa        1,000       955,680
------------------------------------------------------------------------------------------------------------------------
Pima (County of) Unified School District #10 (Amphitheater); School
    Improvement Series 1992 E GO
    6.50%, 07/01/05                                                             A+        A        3,100     3,204,811
------------------------------------------------------------------------------------------------------------------------
                                                                                                             4,160,491
------------------------------------------------------------------------------------------------------------------------

CALIFORNIA-0.82%
    Palm Springs (City of) Financing Authority; Convention Center
    Project Series A RB
    6.75%, 11/01/21(c)                                                         AAA      Aaa        1,150     1,155,923
------------------------------------------------------------------------------------------------------------------------
San Francisco (City and County of) Parking Authority; Parking Meter
    Series 1994 RB
    7.00%, 06/01/13(c)                                                         AAA      Aaa        1,000     1,026,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,182,563
------------------------------------------------------------------------------------------------------------------------

COLORADO-3.27%
Adams County School District Number 1; Unlimited Tax Building
    Series 1992-A GO
    6.625%, 12/01/02(c)(d)                                                     AAA      Aaa          500       531,335
------------------------------------------------------------------------------------------------------------------------
Colorado (State of) Housing Finance Authority (Single Family Residential
    Housing); Series 1987 B RB
    9.00%, 09/01/17                                                              -       Aa          635       666,604
------------------------------------------------------------------------------------------------------------------------
Denver (City and County of) (Denver International Airport); Airport System
    Series 1991 A RB
    8.00%, 11/15/25(b)                                                          BB      Baa        2,000     1,959,380
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
COLORADO-CONTINUED
Denver (City and County of) (Stapleton International Airport); Airport System
    Series 1985 RB
    8.375%, 08/01/97                                                            BB      Baa       $4,000   $ 4,025,040
-----------------------------------------------------------------------------------------------------------------------
Mesa County School District #51; 1989 Series B Certificates of Participation
    6.875%, 12/01/05(c)                                                        AAA      Aaa        1,465     1,543,817
------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,726,176
------------------------------------------------------------------------------------------------------------------------

CONNECTICUT-4.59%
Connecticut (State of) Development Authority (Connecticut Power & Light);
    Series 1993 A RB
    5.40%, 09/01/28(e)                                                        A-1+   VMIG-1          500       500,000
------------------------------------------------------------------------------------------------------------------------
Connecticut (State of); General Purpose Public Improvement Series 1992-A GO
    6.50%, 03/15/02(c)(d)                                                      AA-        -        5,500     5,819,770
------------------------------------------------------------------------------------------------------------------------
Connecticut Resource Recovery Authority (American Ref-Fuel Company)
    (Southeastern Connecticut Project); Corporate Credit 1988 RB
    8.10%, 11/15/15(b)                                                           A       A2          925       985,356
------------------------------------------------------------------------------------------------------------------------
Connecticut Resource Recovery Authority (American Ref-Fuel Company)
    (Southeastern Connecticut Project); Series 1988 A RB
    7.875%, 11/15/06(b)                                                        AA-        A        1,700     1,789,760
------------------------------------------------------------------------------------------------------------------------
    8.00%, 11/15/15(b)                                                         AA-        A        1,000     1,054,180
------------------------------------------------------------------------------------------------------------------------
Connecticut Resource Recovery Authority (Bridgeport Resco Corp. Ltd.
    Partners); Project A 1985 RB
    7.625%, 01/01/09                                                             A        A        2,000     2,080,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                            12,230,026
------------------------------------------------------------------------------------------------------------------------

DELAWARE-0.20%
Delaware Housing Authority; Multifamily Housing Series 1982 RB
    7.00%, 07/01/14                                                             A+        A1         780       546,000
------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA-0.40%
District of Columbia; Unlimited Tax Refunding Series 1986 A GO
    7.875%, 06/01/96(c)(d)                                                     AAA      Aaa        1,000     1,054,390
------------------------------------------------------------------------------------------------------------------------

FLORIDA-0.43%
Miami (City of) Parking System; Series 1992 A RB
    6.70%, 10/01/06                                                              A        A        1,120     1,149,646
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
GEORGIA-1.62%
Georgia Municipal Electric Authority; Series P RB
    8.00%, 01/01/98(c)(d)                                                      AAA      Aaa       $2,000   $ 2,168,320
------------------------------------------------------------------------------------------------------------------------
Private Colleges and University Facilities Authority (Mercer University); RB
    9.20%, 11/01/95(c)(d)                                                      AAA      Aaa          250       263,600
------------------------------------------------------------------------------------------------------------------------
Savannah (City of) Economic Development Authority (Fuji Vegetable Oil
    Company Project) General Obligation IDR
    5.60%, 10/01/99(b)(e)(f)                                                     -        -        1,900     1,900,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                             4,331,920
------------------------------------------------------------------------------------------------------------------------

GUAM-0.37%
Guam (Government of); Series 1994 A GO
    5.50%, 08/15/97                                                            BBB        -        1,000       981,540
------------------------------------------------------------------------------------------------------------------------

IDAHO-0.53%
Student Loan Fund of Idaho Marketing Association, Inc.; Student Loan
    Subordinate Series 2 RB
    5.70%, 10/01/07(b)                                                          Aa        -        1,500     1,400,565
------------------------------------------------------------------------------------------------------------------------

ILLINOIS-6.76%
Berwyn (City of) (Macneal Memorial Hospital Association); Hospital
    Series 1991 RB
    7.00%, 06/01/15(c)                                                         AAA      Aaa        3,250     3,295,045
------------------------------------------------------------------------------------------------------------------------
Cook (County of); Series 1992 B GO
    5.75%, 11/15/07(c)                                                         AAA      Aaa        2,000     1,915,680
------------------------------------------------------------------------------------------------------------------------
Illinois (State of); Sales Tax Series 1993 B RB
    6.50%, 06/15/13                                                            AAA       Aa        1,500     1,491,960
------------------------------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority (Evangelical Hospitals Corp.);
    Series 1992-C RB
    6.25%, 04/15/22                                                            AA-       A1        1,150     1,025,110
------------------------------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority (Franciscan Sisters Health Care);
    Refunding Series 1992 RB
    6.40%, 09/01/04(c)                                                         AAA      Aaa        2,475     2,521,134
------------------------------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority (Ravenswood Hospital Medical Center);
    Refunding Series 1987 A RB
    8.80%, 06/01/06                                                              -     Baa1        1,000     1,071,020
------------------------------------------------------------------------------------------------------------------------
Metropolitan Fair and Exposition Authority; Refunding Series 1986 A RB
    5.00%, 06/01/15(c)                                                         AAA      Aaa        3,000     2,402,790
------------------------------------------------------------------------------------------------------------------------
Peoria and Pekin and Waukegan (Cities of); GNMA Collateralized Mortgage
    Series 1990 RB
    7.875%, 08/01/22(b)                                                        AAA        -          180       188,953
------------------------------------------------------------------------------------------------------------------------
University of Illinois Auxiliary Facilities System; Series 1991 RB
    5.75%, 04/01/22                                                            AA-       Aa        4,750     4,123,998
------------------------------------------------------------------------------------------------------------------------
                                                                                                            18,035,690
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
IOWA-0.36%
Salix (City of) (Illinois Gas and Electric); PCR
    5.75%, 06/01/03                                                              -      Aa3       $1,000   $   972,040
------------------------------------------------------------------------------------------------------------------------

KANSAS-1.02%
Kansas City (General Motors Corp. Project); Series 1984 PCR
    5.45%, 04/01/06                                                           BBB+      Baa1       3,000     2,728,650
------------------------------------------------------------------------------------------------------------------------

KENTUCKY-0.78%
Trimble (County of) (Louisville Gas & Electric); PCR
    7.25%, 12/01/16                                                             AA       Aa2       2,000     2,067,720
------------------------------------------------------------------------------------------------------------------------

LOUISIANA-1.09%
Calcasieu (Parish of) Industrial Development Authority (Olin Corp.);
    Refunding Series 1993 A RB
    6.10%, 02/01/16(e)                                                          A-1+      -          200       200,000
------------------------------------------------------------------------------------------------------------------------
Louisiana Public Facilities Authority (Louisiana Department of Health
    and Hospital Medical Center of Louisiana at New Orleans Project);
    Series 1992 RB
    6.125%, 10/15/07(c)                                                        AAA        -        2,775     2,703,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,903,960
------------------------------------------------------------------------------------------------------------------------

MAINE-0.56%
Maine (State of) Education Loan Authority; Education Loan Series A-2 RB
    6.95%, 12/01/07(b)                                                           -        A        1,465     1,481,437
------------------------------------------------------------------------------------------------------------------------

MARYLAND-0.44%
Maryland Health and Higher Education Facilities Authority (Doctors Community
    Hospital Inc.); Series 1990 RB
    8.75%, 07/01/00(c)(d)                                                        -      Aaa        1,000     1,162,170
------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS - 6.71%
Massachusetts (State of); Consolidated Loan Series 1991 C GO
    7.00%, 08/01/12                                                             A+        A1       2,450     2,519,702
------------------------------------------------------------------------------------------------------------------------
Massachusetts (State of) Housing Finance Agency; Insured Rental Housing
    Series 1994 A RB
    6.00%, 07/01/04(b)(c)                                                      AAA      Aaa        2,000     1,956,180
------------------------------------------------------------------------------------------------------------------------
Massachusetts Health and Education Facilities Authority (Anna Jacques
    Hospital Issue); Series B RB
    6.875%, 10/01/12                                                             -      Baa1       1,400     1,283,940
------------------------------------------------------------------------------------------------------------------------
Massachusetts Health and Education Facilities Authority (Lowell General
    Hospital); Series 1991 A RB
    8.40%, 06/01/11                                                              -      Baa1       3,550     3,735,133
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
MASSACHUSETTS-CONTINUED
Massachusetts Health and Education Facilities Authority (Valley Regional
    Health System Issue); Series 1990 B RB
    8.00%, 07/01/00(c)(d)                                                        -      Aaa       $3,000    $3,379,680
------------------------------------------------------------------------------------------------------------------------
Massachusetts Municipal Wholesale Electric Cooperative Power Supply; System
    Series 1992 A RB
    6.75%, 07/01/08(c)                                                         AAA      Aaa        3,000     3,071,730
------------------------------------------------------------------------------------------------------------------------
Massachusetts Water Resources Authority; General Revenue Refunding 1992
    Series B RB
    6.25%, 11/01/10                                                              A        A        2,000     1,939,260
------------------------------------------------------------------------------------------------------------------------
                                                                                                            17,885,625
------------------------------------------------------------------------------------------------------------------------

MICHIGAN-4.92%
Detroit (City of) School District; School Building and Site (Unlimited Tax)
    Series 1992 GO
    6.00%, 05/01/05                                                             AA        A1       1,000       981,070
------------------------------------------------------------------------------------------------------------------------
    6.15%, 05/01/07                                                             AA        A1       1,300     1,276,756
------------------------------------------------------------------------------------------------------------------------
Lake Orion Community School District; School Building and Site (Unlimited Tax)
    Series 1994 GO
    7.00%, 05/01/15(c)                                                         AAA      Aaa        2,500     2,584,675
------------------------------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority (Oakwood Hospital Obligated Group);
    Refunding Series 1993 A RB
    5.30%, 11/01/06(c)                                                         AAA      Aaa        1,175     1,067,840
------------------------------------------------------------------------------------------------------------------------
Michigan Strategic Fund (General Motors Corp. Project); Refunding
    Series 1987 PCR
    6.625%, 03/01/07                                                          BBB+      Baa1       1,000       983,110
------------------------------------------------------------------------------------------------------------------------
Monroe (County of) (Detroit Edison Co.); PCR
    10.125%, Series 1985 I, 09/01/05                                          BBB+        A3       3,800     4,072,764
------------------------------------------------------------------------------------------------------------------------
    10.50%, Series 1985 A, 12/01/16                                           BBB       Baa1       2,000     2,143,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                            13,110,055
------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI-1.89%
Mississippi Higher Education Assistance Corp.; Student Loan
    Series 1994 C RB
    7.50%, 09/01/09(b)                                                           -        A        5,000     5,033,300
------------------------------------------------------------------------------------------------------------------------

MISSOURI-0.75%
Kansas City Industrial Development Authority (General Motors Corp.
    Project); PCR
    6.05%, 04/01/06                                                           BBB+      Baa1       1,435     1,382,737
------------------------------------------------------------------------------------------------------------------------
Kansas City Municipal Assistance Corp. (Truman Medical Center Charitable
    Foundation); Leasehold Improvement Series 1991 A RB
    7.00%, 11/01/08                                                              A        A          605       607,190
------------------------------------------------------------------------------------------------------------------------
                                                                                                             1,989,927
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
NEBRASKA-0.83%
Nebraska Higher Education Loan Program, Inc. (A-6 Junior Subordinate Bond);
    Series 1993 A RB
    5.90%, 06/01/03(b)                                                           -        A       $2,250   $ 2,224,935
------------------------------------------------------------------------------------------------------------------------

NEVADA-1.50%
Humboldt (County of) (Sierra Pacific Project); Series 1987 PCR
    6.55%, 10/01/13(c)                                                         AAA      Aaa        3,000     2,980,410
------------------------------------------------------------------------------------------------------------------------
Las Vegas (City of); 1992 Limited Tax GO
    6.50%, 10/01/08(c)                                                         AAA      Aaa        1,000     1,012,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                             3,992,510
------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE-2.17%
New Hampshire Housing Finance Authority; Single Family Residential Mortgage
    Series 1987 B RB
    8.625%, 07/01/13(b)                                                         A+       Aa        1,510     1,564,448
------------------------------------------------------------------------------------------------------------------------
New Hampshire State Turnpike System; Series 1990 RB
    7.40%, 04/01/00(c)(d)                                                      AAA      Aaa        3,850     4,211,361
------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,775,809
------------------------------------------------------------------------------------------------------------------------

NEW JERSEY-2.54%
Camden (County of) Municipal Utilities Authority; Series 1987 RB
    8.25%, 12/01/17(c)                                                         AAA      Aaa        2,000     2,169,180
------------------------------------------------------------------------------------------------------------------------
Hudson County Correctional Facility; Certificate of Participation
    Series 1992 RB
    6.60%, 12/01/21(c)                                                         AAA      Aaa        1,250     1,250,838
------------------------------------------------------------------------------------------------------------------------
New Jersey City Economic Development Authority (Atlantic City Sewer Co.);
    Sewer Facility Series 1991 RB
    7.25%, 12/01/11(b)(f)                                                        -        -        2,000     2,013,300
------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Facility Financing Authority (St. Peters
    Medical Center);  Series 1987 C RB
    8.60%, 07/01/17(c)                                                         AAA      Aaa        1,250     1,352,112
------------------------------------------------------------------------------------------------------------------------
                                                                                                             6,785,430
------------------------------------------------------------------------------------------------------------------------

NEW MEXICO-1.06%
Los Alamos (County of); Utility Series A RB
    6.00%, 07/01/15(c)                                                         AAA      Aaa        2,000     1,870,440
------------------------------------------------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 A RB
    6.25%, 06/01/15(c)                                                         AAA      Aaa        1,000       964,230
------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,834,670
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
NEW YORK-11.59%
New York (City of); GO
    8.25%, Series F 11/15/01(c)(d)                                               -      Aaa       $1,840   $ 2,130,334
------------------------------------------------------------------------------------------------------------------------
    8.25%, Series F 11/15/01(d)                                                 A-     Baa1          160       174,067
------------------------------------------------------------------------------------------------------------------------
    7.65%, Series 1992 F 02/01/06                                               A-     Baa1        4,775     5,047,127
------------------------------------------------------------------------------------------------------------------------
    7.70%, Series D 02/01/09                                                    A-     Baa1        2,000     2,094,140
------------------------------------------------------------------------------------------------------------------------
    7.20%, Series H 02/01/15                                                    A-     Baa1          500       502,430
------------------------------------------------------------------------------------------------------------------------
    7.00%, Series C Sub-Series C-1 08/01/17                                     A-     Baa1        2,000     1,971,940
------------------------------------------------------------------------------------------------------------------------
    7.00%, Series B 02/01/18(c)                                               AAA      Aaa         1,000     1,019,400
------------------------------------------------------------------------------------------------------------------------
    7.00%, Series H 02/01/20                                                    A-     Baa1          350       344,887
------------------------------------------------------------------------------------------------------------------------
    5.85%, Series 1994 H-3 08/01/21(e)                                        AAA      Aaa           400       400,000
-----------------------------------------------------------------------------------------------------------------------
New York City Housing Development Corp. (James Tower Development);
    Multifamily Housing Series 1994 A RB
    5.40%, 07/01/05(e)                                                         A-1        -        2,400     2,400,000
-----------------------------------------------------------------------------------------------------------------------
New York City Industrial Development Agency (The Lighthouse Inc. Project);
    Series 1992 RB
    6.50%, 07/01/22                                                             AA      Aa2        1,500     1,385,055
-----------------------------------------------------------------------------------------------------------------------
New York State Dormitory Authority (City University); Refunding Series T RB
    10.25%, 07/01/12(c)                                                        BBB     Baa1        2,435     2,549,055
-----------------------------------------------------------------------------------------------------------------------
New York State Medical Care Facilities Authority (Mental Health Services);
    Refunding Series 1987 A RB
    8.875%, 08/15/97(c)(d)                                                     AAA      Aaa          940     1,040,571
------------------------------------------------------------------------------------------------------------------------
    8.875%, 08/15/07                                                          BBB+     Baa1        1,060     1,143,772
-----------------------------------------------------------------------------------------------------------------------
New York State Urban Development Corp.; Capital Facilities 1991 Series 3 RB
    7.375%, 01/01/02(c)(d)                                                     BBB     Baa1        7,850     8,716,011
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            30,918,789
-----------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA-2.28%
North Carolina Eastern Municipal Power Agency; Series 1988 A RB
    8.00%, 01/01/98(c)(d)                                                       A1      Aaa        3,000     3,261,277
-----------------------------------------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power Agency; Series A RB
    6.125%, 01/01/10(c)                                                        AAA      Aaa        1,500     1,447,980
-----------------------------------------------------------------------------------------------------------------------
North Carolina Municipal Power Agency (No. 1 Catawba Electric Project);
    Series 1990 RB
    6.50%, 01/01/10(c)                                                         AAA      Aaa        1,375     1,378,974
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,088,231
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)

                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
OHIO-3.13%
Akron Bath Copley Joint Township (Akron City Hospital); Series 1987 RB
    8.875%, 11/15/97(c)(d)                                                       -      Aaa       $1,610   $ 1,787,792
------------------------------------------------------------------------------------------------------------------------
Claremont (County of) (Mercy Health Care System-Province of Cincinnati);
    Hospital Facilities Refunding Series 1985 A RB
    9.75%, 09/01/13(c)                                                         AAA      Aaa          775       814,145
------------------------------------------------------------------------------------------------------------------------
Columbus (City of); Unlimited Tax Series GO
    5.50%, 05/15/08                                                            AA+      Aa1        1,350     1,253,232
------------------------------------------------------------------------------------------------------------------------
Hamilton (County of); Electric System Mortgage Series 1988 B RB
    8.00%, 10/15/98(c)(d)                                                      AAA      Aaa        1,000     1,101,390
------------------------------------------------------------------------------------------------------------------------
Mason (City of) Health Care Facilities (MCV Health Care Facilities, Inc.);
    Series 1990 RB
    7.625%, 02/01/40                                                           AAA        -        2,215     2,279,744
------------------------------------------------------------------------------------------------------------------------
Ohio Department of Transportation (Panhandle Rail Line Project);
Series 1992 Certificates of Participation
    6.50%, 04/15/12(c)                                                         AAA      Aaa        1,100     1,112,078
------------------------------------------------------------------------------------------------------------------------
                                                                                                             8,348,381
------------------------------------------------------------------------------------------------------------------------

OKLAHOMA-1.41%
Southern Oklahoma Memorial Hospital Authority; Hospital Series 1993 A RB
    5.60%, 02/01/00                                                              A        A        2,500     2,465,150
------------------------------------------------------------------------------------------------------------------------
Tulsa Public Facilities Authority-Capital Improvements-Water System;
    Series 1988 B RB
    6.00%, 03/01/08                                                             A+        -        1,305     1,283,898
------------------------------------------------------------------------------------------------------------------------
                                                                                                             3,749,048
------------------------------------------------------------------------------------------------------------------------

OREGON-2.38%
Polk, Marion, and Benton (Counties of) School District #13J; GO
    5.40%, 12/01/07(c)                                                         AAA      Aaa        1,000       925,350
------------------------------------------------------------------------------------------------------------------------
Portland (City of) Multi-Family Housing (South Park Block Project);
    Refunding Variable Rate Demand Series 1988 A RB
    5.50%, 12/01/11(e)                                                        A-1+        -        3,300     3,300,000
------------------------------------------------------------------------------------------------------------------------
Portland (City of); Sewer System Series 1994 A RB
    6.20%, 06/01/12                                                             A+       A1        1,200     1,159,068
------------------------------------------------------------------------------------------------------------------------
    6.20%, 06/01/15                                                             A+       A1        1,000       964,230
------------------------------------------------------------------------------------------------------------------------
                                                                                                             6,348,648
------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA-1.82%
Lancaster (County of) Solid Waste Management Authority; Resource
    Recovery System Series 1988 A RB
    8.50%, 12/15/10(b)                                                         BBB        A1       2,000     2,039,880
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
PENNSYLVANIA-CONTINUED
Pennsylvania Economic Development Finance Authority (Colver Project);
    Resource Recovery Series 1994 D RB
    7.05%, 12/01/10(b)                                                        BBB-        -       $2,900   $ 2,803,082
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,842,962
-----------------------------------------------------------------------------------------------------------------------

PUERTO RICO-1.91%
    Puerto Rico (Commonwealth of) Electric Power Authority; RB
    6.00%, Series 1989 07/01/10                                                 A-     Baa1        4,000     3,747,120
------------------------------------------------------------------------------------------------------------------------
    7.00%, Series 1991 P 07/01/21                                               A-     Baa1        1,325     1,342,742
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,089,862
-----------------------------------------------------------------------------------------------------------------------

RHODE ISLAND-0.87%
Rhode Island Depositors Economic Protection Corp.; Special Obligation
    Series 1992 A RB
    6.95%, 08/01/02(c)(d)                                                      AAA        -        1,250     1,358,963
-----------------------------------------------------------------------------------------------------------------------
Rhode Island Housing and Mortgage Finance Agency; Homeownership
    Opportunity Series 15 B RB
    6.00%, 10/01/04                                                            AA+       Aa        1,000       972,600
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             2,331,563
-----------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA-0.38%
South Carolina State Education Assistance Authority; Guaranteed
    Student Loan Series 1990 RB
    6.60%, 09/01/01(b)                                                          AA        -          500       503,950
-----------------------------------------------------------------------------------------------------------------------
South Carolina State Housing Finance and Development Authority;
    Homeownership Mortgage Series 1990 C RB
    7.50%, 07/01/05(b)                                                          AA       Aa          500       521,490
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,025,440
-----------------------------------------------------------------------------------------------------------------------

TENNESSEE-1.23%
Nashville and Davidson (Counties of) Metropolitan Government;
    Water and Sewer Refunding Series 1986 RB
    7.25%, 01/01/06                                                              A       A1          500       516,205
-----------------------------------------------------------------------------------------------------------------------
Tennessee Housing Development Agency; Mortgage Finance Program 1993 Series A RB
    5.50%, 07/01/05                                                             A+       A1        3,000     2,769,900
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,286,105
-----------------------------------------------------------------------------------------------------------------------

TEXAS-16.89%
Brazos Higher Education Loan Authority Inc.; Student Loan Refunding RB
    6.45%, Series 1992 C-1 11/01/02(b)                                           -       Aa        1,200     1,214,556
------------------------------------------------------------------------------------------------------------------------
    6.50%, Series 1994 B-1 06/01/04(b)                                           -        A          700       696,549
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
TEXAS-CONTINUED
Brazos River Authority (Houston Lighting and Power Project);
    Collateralized Series 1986 A RB
    7.875%, 11/01/18(b)(c)                                                     AAA      Aaa       $2,825   $ 2,970,657
------------------------------------------------------------------------------------------------------------------------
Brazos River Authority (Texas Utilities Electric Company);
    Collateralized Series 1988 A PCR
    9.25%, 03/01/18(b)                                                         BBB     Baa2        6,500     7,183,540
------------------------------------------------------------------------------------------------------------------------
Comal County Industrial Development Authority (The Coleman Co.,
    Inc. Project); Industrial Development Series 1980 RB
    9.25%, 08/01/00(f)                                                           -        -        1,700     1,870,051
------------------------------------------------------------------------------------------------------------------------
Dallas (City of); Series 1994 GO
    6.20%, 01/01/10                                                            AAA      Aa1        1,000       989,420
------------------------------------------------------------------------------------------------------------------------
Dallas (City of); Waterworks and Sewer System Series 1994 A RB
    6.00%, 10/01/14                                                             AA       Aa        2,030     1,902,739
------------------------------------------------------------------------------------------------------------------------
Harris County Flood Control District; Limited Tax GO
    5.60%, Series 1991 10/01/97                                                AA+       Aa        1,000     1,006,480
------------------------------------------------------------------------------------------------------------------------
Harris County Health Facilities Development Corp. (The Methodist Hospital);
    Hospital Series 1994 RB
    5.85%, 12/01/25(e)                                                        A-1+        -        2,600     2,600,000
------------------------------------------------------------------------------------------------------------------------
Harris County Health Facilities Development Corp. (Saint Luke's Episcopal
    Hospital Project); Series 1991 RB
    6.70%, 02/15/03                                                             AA       Aa        1,000     1,025,030
------------------------------------------------------------------------------------------------------------------------
Harris County Health Facility Development Corp. (Texas Medical Center
    Project); Special Facility RB
    7.375%, 05/15/20(c)                                                        AAA      Aaa        2,745     2,847,910
------------------------------------------------------------------------------------------------------------------------
Harris County Mental Health and Mental Retardation Authority; Refunding
    Series 1992 RB
    6.25%, 09/15/10(c)                                                         AAA      Aaa        4,500     4,402,710
------------------------------------------------------------------------------------------------------------------------
Harris County; Toll Road Unlimited Tax General Obligation and Subordinate
    Lien Refunding Series 1991 RB
    6.75%, 08/01/14                                                            AA+       Aa        3,850     3,894,622
------------------------------------------------------------------------------------------------------------------------
Houston (City of); GO
    6.25%, Series 1992 C, 03/01/02(c)(d)                                       AA-       Aa        1,470     1,511,675
------------------------------------------------------------------------------------------------------------------------
    5.25%, Series 1987, 03/01/06                                               AA-       Aa        2,205     2,024,411
------------------------------------------------------------------------------------------------------------------------
Keller (City of) Independent School District; Certificates of Participation
    Series 1994 RB
    6.00%, 08/15/05(c)                                                         AAA      Aaa        1,000       964,930
------------------------------------------------------------------------------------------------------------------------
Plano (City of) Independent School District; Unlimited Tax Series 1991 B GO
    5.625%, 02/15/01(c)(d)                                                     AAA      Aaa        2,500     2,495,325
------------------------------------------------------------------------------------------------------------------------
Sherman (City of) Metro Health Facilities Development Corp. (The
    Wilson N. Jones Memorial Hospital); Series 1993 RB
    5.50%, 01/01/12(c)                                                         AAA        -          500       436,440
------------------------------------------------------------------------------------------------------------------------

FINANCIALS

                                                                                RATING(a)
                                                                                                    PAR       MARKET
                                                                               S&P     MOODY'S     (000)      VALUE
TEXAS-CONTINUED
Texas (State of) Housing Agency; Residential Development Mortgage
    Series 1987 D RB
    8.40%, 07/01/20(b)                                                          A+       Aa       $4,050   $ 4,026,861
----------------------------------------------------------------------------------------------------------------------
Weatherford (City of) Independent School District; Refunding Series 1994 GO
    6.40%, 02/15/12(c)                                                         AAA      Aaa        1,000       988,640
----------------------------------------------------------------------------------------------------------------------
                                                                                                            45,052,546
----------------------------------------------------------------------------------------------------------------------

UTAH-1.18%
Utah (State of) Housing Finance Agency; Federally Insured Term
    Subordinate Single Family Mortgage RB
    6.30%, Series 1994 E-1, 07/01/06                                            A+       A1        1,000       989,540
-----------------------------------------------------------------------------------------------------------------------
    7.15%, Series 1994 G-1, 07/01/06                                            A+       A1        1,150     1,164,375
----------------------------------------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency; Series 1994 C RB
    6.05%, 07/01/06                                                              -       A1        1,000       984,560
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,138,475
----------------------------------------------------------------------------------------------------------------------

VIRGIN ISLANDS-1.21%
Virgin Island Territory (Hugo Insurance Claims Fund);
    Special Tax Bond Series 1991 GO
    7.75%, 10/01/06(f)                                                           -        -        3,070     3,214,198
----------------------------------------------------------------------------------------------------------------------

WASHINGTON-1.34%
Seattle (City of) Metropolitan Sewer District; Series T RB
    6.80%, 01/01/11                                                            AA-       A1        1,780     1,800,684
----------------------------------------------------------------------------------------------------------------------
Washington (State of) Health Care Facility Authority (Highline
    Community Hospital); Series 1993 RB
    5.30%, 08/15/06(c)                                                         AAA        -        1,000       905,340
----------------------------------------------------------------------------------------------------------------------
Washington State Public Power Supply (Nuclear Project No. 2);
    Refunding Series 1994A RB
    5.375%, 07/01/10                                                            AA       Aa        1,000       858,320
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,564,344
----------------------------------------------------------------------------------------------------------------------

WISCONSIN-0.37%
Wisconsin Housing and Economic Development Authority; Home Ownership
    Series 1990 E RB
    8.00%, 03/01/21(b)                                                          A+       Aa          950       986,680
----------------------------------------------------------------------------------------------------------------------

WYOMING-0.19%
Lincoln (County of) (Exxon Project); Series 1984 C PCR
    6.00%, 11/01/14(e)                                                        A-1+        -          500       500,000
-----------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS-98.24%                                                                           261,931,405
-----------------------------------------------------------------------------------------------------------------------
        OTHER ASSETS LESS LIABILITIES-1.76%                                                                  4,699,675
-----------------------------------------------------------------------------------------------------------------------
        NET ASSETS-100.00%                                                                                $266,631,080
-----------------------------------------------------------------------------------------------------------------------

FINANCIALS

NOTES TO SCHEDULE OF IINVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are not covered by independent auditors' report.
(b)     Security subject to the alternative minimum tax.
(c) Security is secured by an escrow fund, bond insurance, or a letter of credit.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(e) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are the rates in effect on December 31, 1994.
(f)     Unrated security.

Investment Abbreviations:
GO-General Obligation Bonds
IDR-Industrial Development Revenue Bonds
PCR-Pollution Control Revenue Bonds
RB-Revenue Bonds





See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994

ASSETS:

Investments, at market value (cost $259,864,885)                                                          $261,931,405
-----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                            17,584
-----------------------------------------------------------------------------------------------------------------------
Receivables for:
    Investments sold                                                                                         2,135,819
-----------------------------------------------------------------------------------------------------------------------
    Fund shares sold                                                                                           227,438
-----------------------------------------------------------------------------------------------------------------------
    Interest                                                                                                 5,311,845
-----------------------------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                                                       53,165
-----------------------------------------------------------------------------------------------------------------------
Other assets                                                                                                    22,727
-----------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                       269,699,983
----------------------------------------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
    Investments purchased                                                                                      980,283
-----------------------------------------------------------------------------------------------------------------------
    Fund shares reacquired                                                                                   1,103,440
-----------------------------------------------------------------------------------------------------------------------
    Deferred compensation plan                                                                                  53,165
----------------------------------------------------------------------------------------------------------------------
    Dividends                                                                                                  556,833
-----------------------------------------------------------------------------------------------------------------------
Accrued advisory fees                                                                                          107,745
-----------------------------------------------------------------------------------------------------------------------
Accrued administrative service fees                                                                             12,100
-----------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                                                                                      172,450
-----------------------------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                                           1,553
-----------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                                      81,334
-----------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                                    3,068,903
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                                               $266,631,080
=======================================================================================================================

NET ASSETS:

Class A                                                                                                   $257,456,220
=======================================================================================================================
Class B                                                                                                   $  9,174,860
=======================================================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                                                     33,084,335
=======================================================================================================================
Class B                                                                                                      1,179,161
=======================================================================================================================
CLASS A:

Net asset value and redemption price per share                                                                   $7.78
=======================================================================================================================
Offering price per share:
    (Net asset value of $7.78/95.25%)                                                                            $8.17
=======================================================================================================================
CLASS B:

Net asset value and offering price per share                                                                     $7.78
=======================================================================================================================





See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994


INVESTMENT INCOME:

Interest                                                                                                  $ 18,324,727
------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Advisory fees                                                                                                1,327,611
------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                  48,508
------------------------------------------------------------------------------------------------------------------------
Transfer agent fees--Class A                                                                                   107,037
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees--Class B                                                                                       147
-----------------------------------------------------------------------------------------------------------------------
Administrative service fees                                                                                    103,945
-----------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                                                                   6,857
-----------------------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                                                                      690,578
-----------------------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                                                                       56,949
-----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          215,848
------------------------------------------------------------------------------------------------------------------------
        Total expenses                                                                                       2,557,480
-----------------------------------------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                                               (10,100)
------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                                                         2,547,380
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                       15,777,347
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Realized gain (loss) on sales of investment securities                                                      (2,668,737)
-----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment securities                                            (24,480,672)
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment securities                                                                   (27,149,409)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                           $(11,372,062)
=======================================================================================================================





See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1994 and 1993
                                                                                        1994                1993
OPERATIONS:
    Net investment income                                                           $  15,777,347       $16,227,427
----------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) on sales of investment securities                         (2,668,737)        3,839,835
----------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) of investment securities               (24,480,672)       11,594,432
----------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting from operations               (11,372,062)       31,661,694
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class A                                                                           (15,315,671)      (16,062,560)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (269,520)          (14,881)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities:
    Class A                                                                              (934,223)       (3,686,182)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                               (30,963)          (25,851)
---------------------------------------------------------------------------------------------------------------------
Return of capital:
    Class A                                                                              (969,892)         (358,169)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                               (17,068)           (2,126)
---------------------------------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                                            (8,364,063)       11,471,431
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             7,376,340         2,339,574
----------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets                                         (29,897,122)       25,322,930
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of period                                                               296,528,202       271,205,272
----------------------------------------------------------------------------------------------------------------------
    End of period                                                                    $266,631,080      $296,528,202
======================================================================================================================
NET ASSETS CONSIST OF:
    Shares of beneficial interest                                                    $266,770,610      $268,745,293
----------------------------------------------------------------------------------------------------------------------
    Undistributed net investment income                                                   399,992           284,914
----------------------------------------------------------------------------------------------------------------------
    Undistributed net realized gain (loss) on investment securities                    (2,606,042)          950,803
----------------------------------------------------------------------------------------------------------------------
    Unrealized appreciation of investment securities                                    2,066,520        26,547,192
----------------------------------------------------------------------------------------------------------------------
                                                                                     $266,631,080      $296,528,202
======================================================================================================================





See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS
December 31, 1994

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the share holders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Trustees, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Not withstanding the a bove, short-term obligations with maturities of 60 days or less are valued at amortized cost.
B. Securities Transactions, Investment Income and Distributions Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1994, $77,078 was reclassified from undistributed net investment income to realized gain (loss) on sales of investments as a result of differing book/tax treatments for amortization of premiums on tax-exempt securities. In addition, $986,960 was reclassified from undistributed net investment income to paid-in capital as a result of a return of capital distribution. Net assets ofthe Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carry forward of $458,030 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2002.
D. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. During the year ended December 31, 1994, AIM reimbursed expenses of $10,100 with respect to the Class B shares.

FINANCIALS

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred inproviding accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $103,945 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $12,078 for such services during the two months ended December 31, 1994.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares
(the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares ofthe Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $690,578 and $56,949, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $82,774 from sales ofthe Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $18,017 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    During the year ended December 31, 1994, the Fund paid legal fees of $1,016 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $259 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short term securities) purchased and sold by the Fund during the year ended December 31,1994 was $114,956,884 and $130,453,210, respectively.

The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:


Aggregate unrealized appreciation of investment securities              $5,957,650
----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            (3,526,670)
----------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                    $2,430,980
==================================================================================


Cost of investments for tax purposes is $259,500,425.

FINANCIALS

NOTE 5 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31,1994 and 1993 were as follows:

                                                                          1994                          1993
                                                                   SHARES        AMOUNT          SHARES       VALUE
Sold:
    Class A                                                       3,774,110   $30,827,309     4,092,807   $34,909,839
-------------------------------------------------------------------------------------------------------------------------
    Class B*                                                      1,031,724     8,351,056       267,541     2,325,297
-------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
    Class A                                                       1,275,719    10,304,397     1,473,760    12,587,503
-------------------------------------------------------------------------------------------------------------------------
    Class B*                                                         24,242       193,390         2,767        23,752
-------------------------------------------------------------------------------------------------------------------------
Reacquired:
    Class A                                                      (6,125,144)  (49,495,769)   (4,215,756)  (36,025,911)
-------------------------------------------------------------------------------------------------------------------------
    Class B*                                                       (146,039)   (1,168,106)       (1,074)       (9,475)
-------------------------------------------------------------------------------------------------------------------------
                                                                   (165,388)    $(987,723)    1,620,045   $13,811,005
=========================================================================================================================

*Sales of Class B shares commenced on September 1, 1993.

FINANCIALS

NOTE 6 - FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the ten year period ended December 31,1994.

                                             1994             1993         1992(A)         1991          1990           1989
                                           --------         --------      --------       --------       -------       --------
CLASS A:
Net asset value, beginning of period       $   8.61         $   8.27      $   8.13       $   7.66      $   7.81       $   7.64
------------------------------------       --------         --------      --------       --------      --------       --------
Income from investment operations:
    Net investment income                      0.46             0.48          0.51           0.52          0.53           0.54
------------------------------------       --------         --------      --------       --------      --------       --------
    Net gains (losses) on securities
     (both realized and unrealized)           (0.78)            0.46          0.21           0.46         (0.14)          0.18
------------------------------------       --------         --------      --------       --------      --------       --------
        Total from investment
         operations                           (0.32)            0.94          0.72           0.98          0.39           0.72
------------------------------------       --------         --------      --------       --------      --------       --------
Less distributions:
    Dividends from net investment
     income                                   (0.45)           (0.48)        (0.51)         (0.51)        (0.53)         (0.55)
------------------------------------       --------         --------      --------       --------      --------       --------
    Distributions from net realized
      capital gains                           (0.03)           (0.11)        (0.07)             -             -              -
------------------------------------       --------         --------      --------       --------      --------       --------
    Returns of capital                        (0.03)           (0.01)            -              -         (0.01)             -
------------------------------------       --------         --------      --------       --------      --------       --------
        Total distributions                   (0.51)           (0.60)        (0.58)         (0.51)        (0.54)         (0.55)
------------------------------------       --------         --------      --------       --------      --------       --------
Net asset value, end of period                $7.78         $   8.61      $   8.27       $   8.13      $   7.66       $   7.81
====================================       ========         ========      ========       ========      ========       ========
Total return(b)                              (3.79)%           11.66%         9.10%         13.30%         5.27%          9.70%
====================================       ========         ========      ========       ========      ========       ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                           $257,456         $294,209      $271,205       $273,037      $258,194       $262,997
====================================       ========         ========      ========       ========      ========       ========
Ratio of expenses to average
  net assets                                   0.89%(c)         0.91%         0.90%          0.94%         0.91%          0.89%
====================================       ========         ========      ========       ========      ========       ========
Ratio of net investment income to
  average net assets                           5.61%(c)         5.65%         6.15%          6.58%         6.91%          6.97%
====================================       ========         ========      ========       ========      ========       ========
Portfolio turnover rate                          43%              24%          160%           289%          230%           305%
====================================       ========         ========      ========       ========      ========       ========


                                             1988             1987          1986           1985
                                           --------         --------      --------       --------
CLASS A:
Net asset value, beginning of period       $   7.32         $   8.41      $   7.69       $   6.89
------------------------------------       --------         --------      --------       --------
Income from investment operations:
    Net investment income                      0.53             0.51          0.58           0.63
------------------------------------       --------         --------      --------       --------
    Net gains (losses) on securities
     (both realized and unrealized)            0.34            (0.65)         1.00           0.83
------------------------------------       --------         --------      --------       --------
        Total from investment
         operations                            0.87            (0.14)         1.58           1.46
------------------------------------       --------         --------      --------       --------
Less distributions:
    Dividends from net investment
     income                                   (0.55)           (0.49)        (0.60)         (0.66)
------------------------------------       --------         --------      --------       --------
    Distributions from net realized
      capital gains                               -            (0.46)        (0.26)             -
------------------------------------       --------         --------      --------       --------
    Returns of capital                            -                -             -              -
------------------------------------       --------         --------      --------       --------
        Total distributions                   (0.55)           (0.95)        (0.86)         (0.66)
------------------------------------       --------         --------      --------       --------
Net asset value, end of period             $   7.64         $   7.32      $   8.41       $   7.69
====================================       ========         ========      ========       ========
Total return(b)                               12.33%           (1.88)%       21.19%         22.29%
====================================       ========         ========      ========       ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                           $243,480         $237,225      $281,575       $198,892
====================================       ========         ========      ========       ========
Ratio of expenses to average
  net assets                                   0.87%            0.80%         0.78%          0.75%
====================================       ========         ========      ========       ========
Ratio of net investment income to
  average net assets                           7.11%            6.71%         6.99%          8.75%
====================================       ========         ========      ========       ========
Portfolio turnover rate                         381%             392%          249%           190%
====================================       ========         ========      ========       ========

(a)     The Fund changed investment advisors on June 30, 1992.

(b)     Total returns do not deduct sales charges.

(c)     Ratios are based on average net assets of $276,209,259.

FINANCIALS

Shown below are the condensed financial highlights for a Class B share outstanding during the year ended December 31, 1994 and the period September 1,1993 (date sales commenced) through December 31, 1993.

                                                                                             1994         1993
                                                                                             ----         ----
CLASS B:
Net asset value, beginning of period                                                        $ 8.61       $  8.71
---------------------------------------------------------------------------------------     ------       -------
Income from investment operations:
    Net investment income                                                                     0.39          0.14
---------------------------------------------------------------------------------------     ------       -------
    Net gains (losses) on securities (both realized and unrealized)                          (0.78)         0.01
---------------------------------------------------------------------------------------     ------       -------
        Total from investment operations                                                     (0.39)         0.15
---------------------------------------------------------------------------------------     ------       -------
Less distributions:
    Dividends from net investment income                                                     (0.38)        (0.13)
---------------------------------------------------------------------------------------     ------       -------
    Distributions from net realized capital gains                                            (0.03)        (0.11)
---------------------------------------------------------------------------------------     ------       -------
    Returns of capital                                                                       (0.03)        (0.01)
---------------------------------------------------------------------------------------     ------       -------
        Total distributions                                                                  (0.44)        (0.25)
---------------------------------------------------------------------------------------     ------       -------
Net asset value, end of period                                                              $ 7.78       $  8.61
=======================================================================================     ======       =======
Total return(a)                                                                              (4.57)%        1.95%(b)
=======================================================================================     ======       =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                                                    $9,175       $ 2,319
=======================================================================================     ======       =======
Ratio of expenses to average net assets                                                       1.67%(c)      1.65%
=======================================================================================     ======       =======
Ratio of net investment income to average net assets                                          4.83%(c)      4.91%
=======================================================================================     ======       =======
Portfolio turnover rate                                                                        43%           24%
=======================================================================================     ======       =======

(a)     Does not deduct contingent deferred sales charges.
(b)     Total return is not annualized.
(c) Ratios are based on average net assets of $5,693,594. Ratios of expenses and net investment income to average net assets prior toexpense reimbursements are 1.84% and 4.66%, respectively.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



To the Board of Trustees and Shareholders of AIM Utilities Fund:

We have audited the accompanying statement of assets and liabilities of AIM Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, and the changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Utilities Fund as of December 31, 1994, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                /s/  KPMG PEAT MARWICK LLP
                                                KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

                                FINANCIALS

                                SCHEDULE OF INVESTMENTS

                                December 31, 1994

                                  SHARES                                                                      MARKET VALUE
                                               COMMON STOCKS-80.04%

                                               ADVERTISING/BROADCASTING-0.51%

                                     41,100    British Sky Broadcasting-ADR(a)                                 $   986,400
                                ------------------------------------------------------------------------------------------

                                               CONGLOMERATES-0.55%

                                     24,800    Tenneco Inc.                                                      1,054,000
                                ------------------------------------------------------------------------------------------

                                               ELECTRIC SERVICES-32.03%

                                    250,000    Boston Edison Co.                                                 5,968,750
                                ------------------------------------------------------------------------------------------
                                     24,200    Chilgener S.A. ADR                                                  595,925
                                ------------------------------------------------------------------------------------------
                                     50,000    Consolidated Edison Co. of New York, Inc.                         1,287,500
                                ------------------------------------------------------------------------------------------
                                     12,000    DPL Inc.                                                            246,000
                                ------------------------------------------------------------------------------------------
                                     60,500    Duke Power Co.                                                    2,306,562
                                ------------------------------------------------------------------------------------------
                                     32,100    Eastern Group PLC                                                   390,262
                                ------------------------------------------------------------------------------------------
                                    105,200    Eastern Utilities Associates                                      2,314,400
                                ------------------------------------------------------------------------------------------
                                     50,000    Empresa Nacional de Electricidad S.A.-ADR                         2,025,000
                                ------------------------------------------------------------------------------------------
                                     40,000    Enersis S.A.-ADR                                                  1,110,000
                                ------------------------------------------------------------------------------------------
                                    136,500    FPL Group, Inc.                                                   4,794,562
                                ------------------------------------------------------------------------------------------
                                     40,000    General Public Utilities Corp.                                    1,050,000
                                ------------------------------------------------------------------------------------------
                                     25,000    Houston Industries, Inc.                                            890,625
                                ------------------------------------------------------------------------------------------
                                    100,000    Kansas City Power & Light Co.                                     2,337,500
                                ------------------------------------------------------------------------------------------
                                     49,500    Korea Electric Power Corp.-ADR                                    1,058,062
                                ------------------------------------------------------------------------------------------
                                     32,300    Midlands Electricity PLC                                            411,899
                                ------------------------------------------------------------------------------------------
                                    120,000    National Power PLC                                                  920,043
                                ------------------------------------------------------------------------------------------
                                     32,200    New England Electric System                                       1,034,425
                                ------------------------------------------------------------------------------------------
                                     17,800    New Jersey Resources Corp.                                          402,725
                                ------------------------------------------------------------------------------------------
                                     80,000    Northeast Utilities                                               1,730,000
                                ------------------------------------------------------------------------------------------
                                    142,000    Northern States Power Co.                                         6,248,000
                                ------------------------------------------------------------------------------------------
                                     52,800    NYNEX Corp.                                                       1,940,400
                                ------------------------------------------------------------------------------------------
                                    195,000    Oklahoma Gas & Electric Co.                                       6,459,375
                                ------------------------------------------------------------------------------------------
                                    178,000    Peco Energy Co.                                                   4,361,000
                                ------------------------------------------------------------------------------------------
                                     50,000    Pinnacle West Capital Corp.                                         987,500
                                ------------------------------------------------------------------------------------------
                                    119,000    PowerGen PLC                                                        998,030
                                ------------------------------------------------------------------------------------------
                                     70,000    Public Service Enterprise Group, Inc.                             1,855,000
                                ------------------------------------------------------------------------------------------
                                     66,500    Shandong Huaneng Power Co. Ltd.-ADR(a)                              640,062
                                ------------------------------------------------------------------------------------------
                                     20,000    Southern Co. (The)                                                  400,000
                                ------------------------------------------------------------------------------------------
                                     15,000    Texas Utilities Co.                                                 480,000
                                ------------------------------------------------------------------------------------------
                                    100,000    Tucson Electric Power Co.(a)                                        312,500
                                ------------------------------------------------------------------------------------------
                                    100,000    Unicom Corporation                                                2,400,000
                                ------------------------------------------------------------------------------------------
                                     25,000    Union Electric Co.                                                  884,375
                                ------------------------------------------------------------------------------------------
                                      4,650    VEBA A.G.                                                         1,620,316
                                ------------------------------------------------------------------------------------------

                                                                    F-112

                                FINANCIALS

                                  SHARES                                                                      MARKET VALUE
                                               ELECTRIC SERVICES-(continued)

                                     30,000    Western Resources, Inc.                                         $   858,750
                                ------------------------------------------------------------------------------------------
                                     46,000    Yorkshire Electricity PLC                                           523,988
                                ------------------------------------------------------------------------------------------
                                                                                                                61,843,536
                                ------------------------------------------------------------------------------------------

                                               NATURAL GAS PIPELINE-13.82%

                                     36,000    Columbia Gas System, Inc.(a)                                        846,000
                                ------------------------------------------------------------------------------------------
                                     69,700    El Paso Natural Gas Co.                                           2,125,850
                                ------------------------------------------------------------------------------------------
                                     75,000    Enron Corp.                                                       2,287,500
                                ------------------------------------------------------------------------------------------
                                    200,200    MCN Corp.                                                         3,628,625
                                ------------------------------------------------------------------------------------------
                                     45,000    National Fuel Gas Co.                                             1,147,500
                                ------------------------------------------------------------------------------------------
                                    150,000    NIPSCO Industries, Inc.                                           4,462,500
                                ------------------------------------------------------------------------------------------
                                    225,000    Panhandle Eastern Corp.                                           4,443,750
                                ------------------------------------------------------------------------------------------
                                     48,600    Sonat Inc.                                                        1,360,800
                                ------------------------------------------------------------------------------------------
                                    270,300    Transco Energy Co.                                                4,493,737
                                ------------------------------------------------------------------------------------------
                                     87,800    Westcoast Energy, Inc.                                            1,393,825
                                ------------------------------------------------------------------------------------------
                                     20,000    Williams Companies Inc. (The)                                       502,500
                                ------------------------------------------------------------------------------------------
                                                                                                                26,692,587
                                ------------------------------------------------------------------------------------------

                                               REAL ESTATE INVESTMENT TRUST-3.90%

                                     30,300    Avalon Properties, Inc.                                             696,900
                                ------------------------------------------------------------------------------------------
                                     89,800    Bay Apartment Communities                                         1,807,225
                                ------------------------------------------------------------------------------------------
                                     22,100    Felcor Suite Hotels Inc.                                            430,950
                                ------------------------------------------------------------------------------------------
                                    100,000    Innkeepers USA Trust                                                725,000
                                ------------------------------------------------------------------------------------------
                                     12,000    Meditrust                                                           363,000
                                ------------------------------------------------------------------------------------------
                                     11,000    Mid-America Apartment Communities Inc.                              294,250
                                ------------------------------------------------------------------------------------------
                                     15,000    National Health Investors, Inc.                                     391,875
                                ------------------------------------------------------------------------------------------
                                     59,400    Oasis Residential Inc.                                            1,455,300
                                ------------------------------------------------------------------------------------------
                                     59,500    RFS Hotel Investors Inc.                                            870,187
                                ------------------------------------------------------------------------------------------
                                     40,000    South West Property Trust                                           490,000
                                ------------------------------------------------------------------------------------------
                                                                                                                 7,524,687
                                ------------------------------------------------------------------------------------------

                                               TELEPHONE-25.34%

                                     38,400    ALC Communications Corp(a)                                        1,195,200
                                ------------------------------------------------------------------------------------------
                                     10,000    ALLTEL Corp.                                                        301,250
                                ------------------------------------------------------------------------------------------
                                    151,100    Ameritech Corp.                                                   6,100,662
                                ------------------------------------------------------------------------------------------
                                    112,000    AT&T Corp.                                                        5,628,000
                                ------------------------------------------------------------------------------------------
                                     95,000    Bell Atlantic Corp.                                               4,726,250
                                ------------------------------------------------------------------------------------------
                                    100,000    BellSouth Corp.                                                   5,412,500
                                ------------------------------------------------------------------------------------------
                                    100,000    Century Telephone Enterprise, Inc.                                2,950,000
                                ------------------------------------------------------------------------------------------
                                     95,400    Cincinnati Bell, Inc.                                             1,597,950
                                ------------------------------------------------------------------------------------------
                                     30,000    GTE Corp.                                                           911,250
                                ------------------------------------------------------------------------------------------
                                     15,000    Grupo Iusacell S.A. de C.V.-ADR Series L(a)                         279,375
                                ------------------------------------------------------------------------------------------
                                     51,000    Hong Kong Telecom Ltd.-ADR                                          975,375
                                ------------------------------------------------------------------------------------------
                                     18,700    PT Indosat-ADR(a)                                                   668,525
                                ------------------------------------------------------------------------------------------
                                     85,100    Rochester Telephone Corp.                                         1,797,739
                                ------------------------------------------------------------------------------------------

                                FINANCIALS

                                  SHARES                                                                      MARKET VALUE
                                               TELEPHONE-(continued)

                                     74,100    Royal PTT Nederland N.V.-ADR(b) (Acquired 06/13/94; cost
                                                 $1,982,079)                                                   $ 2,500,875
                                ------------------------------------------------------------------------------------------
                                     60,000    Southern New England Telecommunications Corp.                     1,927,500
                                ------------------------------------------------------------------------------------------
                                    135,000    Southwestern Bell Corp.                                           5,450,625
                                ------------------------------------------------------------------------------------------
                                     31,700    Sprint Corp.                                                        875,712
                                ------------------------------------------------------------------------------------------
                                     33,600    Tele Danmark A/S-ADR(a)                                             856,800
                                ------------------------------------------------------------------------------------------
                                     55,000    Telecom Corp. of New Zealand Ltd.-ADR                             2,825,625
                                ------------------------------------------------------------------------------------------
                                    383,300    Telecom Italia S.p.A.                                               997,705
                                ------------------------------------------------------------------------------------------
                                     18,000    Telefonica de Argentina-ADR                                         954,000
                                ------------------------------------------------------------------------------------------
                                                                                                                48,932,918
                                ------------------------------------------------------------------------------------------

                                               TELECOMMUNICATIONS-3.04%

                                     36,200    Nokia Corp.-ADR                                                   2,715,000
                                ------------------------------------------------------------------------------------------
                                     27,020    Telefonaktiebolaget LM Ericsson                                   1,494,525
                                ------------------------------------------------------------------------------------------
                                     30,280    Telefonaktiebolaget LM Ericsson-ADR                               1,669,185
                                ------------------------------------------------------------------------------------------
                                                                                                                 5,878,710
                                ------------------------------------------------------------------------------------------

                                               WATER SUPPLY-0.85%

                                    130,000    North West Water PLC                                              1,102,487
                                ------------------------------------------------------------------------------------------
                                     64,600    Yorkshire Water PLC                                                 530,670
                                ------------------------------------------------------------------------------------------
                                                                                                                 1,633,157
                                ------------------------------------------------------------------------------------------
                                                    Total Common Stocks                                        154,545,995
                                ------------------------------------------------------------------------------------------
                                 PRINCIPAL
                                  AMOUNT
                                               CONVERTIBLE BONDS-0.46%

                                               BUSINESS SERVICES-0.23%

                                 $  600,000    IDB Communications Group Inc., Convertible Subordinate Notes,
                                                 5.00%, 08/15/03                                                   452,250
                                ------------------------------------------------------------------------------------------

                                               COMPUTER SOFTWARE/SERVICES-0.23%

                                    500,000    Network Equipment Technologies, Convertible Subordinate
                                                 Debentures, 7.25%, 05/15/14                                       446,250
                                ------------------------------------------------------------------------------------------
                                                    Total Convertible Bonds                                        898,500
                                ------------------------------------------------------------------------------------------

                                               NON-CONVERTIBLE BONDS-10.39%

                                               ELECTRIC SERVICES-6.03%

                                  1,900,000    Central Power & Light Co., First Mortgage Series Z Bonds,
                                                 9.375%, 12/01/19                                                2,021,448
                                ------------------------------------------------------------------------------------------
                                  3,850,000    Commonwealth Edison Co., First Mortgage Series 74, Bonds,
                                                 9.75%, 02/15/20                                                 3,760,834
                                ------------------------------------------------------------------------------------------
                                  2,308,000    Ohio Power Co., First Mortgage Bonds, 9.875%, 08/01/20            2,392,726
                                ------------------------------------------------------------------------------------------
                                  1,750,000    Pennsylvania Power & Light Co., First Mortgage Bonds, 9.25%,
                                                 10/01/19                                                        1,770,195
                                ------------------------------------------------------------------------------------------
                                  1,640,000    San Diego Gas & Electric Co., First Mortgage Series JJ Bonds,
                                                 9.625%, 04/15/20                                                1,704,484
                                ------------------------------------------------------------------------------------------
                                                                                                                11,649,687
                                ------------------------------------------------------------------------------------------

                                               FINANCE (CONSUMER CREDIT)-1.24%

                                  2,425,000      GMAC Step Up Notes, 5.50%, 10/15/02(c)                          2,387,267
                                ------------------------------------------------------------------------------------------

                                FINANCIALS

                                 PRINCIPAL
                                  AMOUNT                                                                      MARKET VALUE
                                               NATURAL GAS PIPELINE-3.12%

                                $   700,000    Centragas, Asset-Backed Notes, 10.65%, 12/01/10(b) (Acquired
                                                 12/08/94; cost $698,670)                                      $   668,500
                                ------------------------------------------------------------------------------------------
                                  3,750,000    Enron Corp., Senior Subordinate Debentures, 6.75%, 07/01/05       3,248,062
                                ------------------------------------------------------------------------------------------
                                                                                                                 6,019,470
                                ------------------------------------------------------------------------------------------
                                                    Total Non-Convertible Bonds                                 20,056,424
                                ------------------------------------------------------------------------------------------

                                               REPURCHASE AGREEMENTS-8.30%(d)

                                 16,017,167    Daiwa Securities America Inc., 3.50%, 01/03/95(e)                16,017,167
                                ------------------------------------------------------------------------------------------
                                                    Total Repurchase Agreements                                 16,017,167
                                ------------------------------------------------------------------------------------------

                                               U.S. TREASURY SECURITIES-2.48%

                                  2,400,000    U.S. Treasury Notes, 7.50%, 12/31/96                              2,391,384
                                ------------------------------------------------------------------------------------------
                                  2,500,000    U.S. Treasury Notes, 7.25%, 08/15/04                              2,399,600
                                ------------------------------------------------------------------------------------------
                                                    Total U.S. Treasury Securities                               4,790,984
                                ------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT SECURITIES -- 101.67%                          196,309,070
                                ------------------------------------------------------------------------------------------
                                               OTHER ASSETS LESS LIABILITIES -- (1.67)%                         (3,225,969)
                                ------------------------------------------------------------------------------------------
                                               NET ASSETS -- 100.00%                                          $193,083,101
                                ==========================================================================================

                     Notes to Schedule of Investments

                     (a) Non-income producing security.

                     (b) Restricted securities. May be resold to
                         qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 1994, was $3,169,375, which represented 1.64% of net assets.

                     (c) Rate shown is the rate in effect on December 31,
                         1994. Interest rate steps up to 9.00% effective October 15, 1995.

                     (d) Collateral on repurchase agreements, including
                         the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement.

                     (e) Joint repurchase agreement entered into 12/30/94
                         with a maturing value of $391,353,115.
                         Collateralized by $426,987,000. U.S. Treasury obligations, 4.75% to 9.25% due 01/15/96 to
                         11/15/24. The aggregate market value of the collateral at 12/31/94 was $399,025,510. The
                         Fund's pro-rata interest in the collateral at 12/31/94 was $16,337,531.

                     See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994

ASSETS:

Investments, at market value (cost $200,354,522)                           $196,309,070
---------------------------------------------------------------------------------------
Foreign currencies (cost $1,707,857)                                          1,680,306
---------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                              364,152
---------------------------------------------------------------------------------------
  Dividends and interest                                                      1,349,895
---------------------------------------------------------------------------------------
Investment for deferred compensation plan                                         4,652
---------------------------------------------------------------------------------------
Other assets                                                                     12,213
---------------------------------------------------------------------------------------
    Total assets                                                            199,720,288
---------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                       5,850,938
---------------------------------------------------------------------------------------
  Fund shares reacquired                                                        332,369
---------------------------------------------------------------------------------------
  Dividends                                                                     131,806
---------------------------------------------------------------------------------------
  Deferred compensation                                                           4,652
---------------------------------------------------------------------------------------
Accrued advisory fees                                                            99,374
---------------------------------------------------------------------------------------
Accrued administrative service fees                                               4,847
---------------------------------------------------------------------------------------
Accrued distribution fees                                                       135,647
---------------------------------------------------------------------------------------
Accrued trustees' fees                                                            1,560
---------------------------------------------------------------------------------------
Accrued operating expenses                                                       75,994
---------------------------------------------------------------------------------------
    Total liabilities                                                         6,637,187
---------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                $193,083,101
=======================================================================================
NET ASSETS:

Class A                                                                    $150,515,390
=======================================================================================
Class B                                                                    $ 42,567,711
=======================================================================================
SHARES OUTSTANDING, $.01 PAR VALUE PER SHARE:

Class A                                                                      12,704,167
=======================================================================================
Class B                                                                       3,594,239
=======================================================================================
CLASS A:

  Net asset value and redemption price per share                           $      11.85
=======================================================================================
  Offering price per share:
    (Net asset value of $11.85 divided by 94.50%)                          $      12.54
=======================================================================================
CLASS B:

  Net asset value and offering price per share                             $      11.84
=======================================================================================


See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994

INVESTMENT INCOME:

Dividends                                                                  $  9,864,035
---------------------------------------------------------------------------------------
Interest                                                                      2,146,005
---------------------------------------------------------------------------------------
  Total investment income                                                    12,010,040
---------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                 1,226,429
---------------------------------------------------------------------------------------
Administrative service fees                                                     171,972
---------------------------------------------------------------------------------------
Custodian fees                                                                   42,566
---------------------------------------------------------------------------------------
Trustees' fees                                                                    6,718
---------------------------------------------------------------------------------------
Distribution fees-Class A                                                       422,862
---------------------------------------------------------------------------------------
Distribution fees-Class B                                                       361,395
---------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                     219,564
---------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                      83,494
---------------------------------------------------------------------------------------
Other                                                                           209,139
---------------------------------------------------------------------------------------
  Total expenses                                                              2,744,139
---------------------------------------------------------------------------------------
Net investment income                                                         9,265,901
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

  Net realized gain (loss) on sales of investment securities                (19,970,200)
---------------------------------------------------------------------------------------
  Net realized gain on foreign currencies                                        35,148
---------------------------------------------------------------------------------------
                                                                            (19,935,052)
---------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment securities           (15,909,298)
---------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of foreign currencies                  (27,225)
---------------------------------------------------------------------------------------
                                                                            (15,936,523)
---------------------------------------------------------------------------------------
  Net gain (loss) on investment securities and foreign currencies           (35,871,575)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $(26,605,674)
=======================================================================================






See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1994 and 1993

                                                               1994               1993
OPERATIONS:

Net investment income                                      $  9,265,901       $  6,717,453
------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investment
  securities and foreign currencies                         (19,935,052)         3,166,560
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities and foreign currencies                         (15,936,523)         3,639,243
------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                              (26,605,674)        13,523,256
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income:
------------------------------------------------------------------------------------------
  Class A                                                    (8,024,593)        (6,615,512)
------------------------------------------------------------------------------------------
  Class B                                                    (1,429,850)          (129,289)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
------------------------------------------------------------------------------------------
  Class A                                                            --         (2,735,517)
------------------------------------------------------------------------------------------
  Class B                                                            --           (285,403)
------------------------------------------------------------------------------------------
Distributions to shareholders in excess of net realized
  gains on investment securities:
------------------------------------------------------------------------------------------
  Class A                                                            --           (506,735)
------------------------------------------------------------------------------------------
  Class B                                                            --            (52,869)
------------------------------------------------------------------------------------------
Returns of capital:
  Class A                                                      (407,762)                --
------------------------------------------------------------------------------------------
  Class B                                                       (72,656)                --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                   (18,722,360)        84,157,474
------------------------------------------------------------------------------------------
  Class B                                                    24,437,899         24,781,256
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                   (30,824,996)       112,136,661
------------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                       223,908,097        111,771,436
------------------------------------------------------------------------------------------
  End of period                                            $193,083,101       $223,908,097
==========================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                            $217,650,435       $212,415,314
------------------------------------------------------------------------------------------
  Undistributed net investment income                                --            188,542
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and foreign currencies            (20,494,656)          (559,604)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                        (4,072,678)        11,863,845
------------------------------------------------------------------------------------------
                                                           $193,083,101       $223,908,097
==========================================================================================






See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

December 31, 1994

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES
AIM Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1994, $480,418 was reclassified from undistributed net investment income to paid-in capital as a result of a permanent book/tax difference. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Foreign Currency Translation-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amount at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

D. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $17,997,616 (which may be carried forward to offset future taxable capital gains/losses) which expires, if not previously utilized, in the year 2002.

FINANCIALS

F. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $171,972 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $37,607 for such services during the two months ended December 31, 1994.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994 the Class A shares and the Class B shares paid AIM Distributors $422,862 and $361,395, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $168,696 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $107,127 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1994, the Fund paid legal fees of $1,638 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $239 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES
Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

FINANCIALS

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $200,643,831 and $198,494,836, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:

Aggregate unrealized appreciation of investment securities            $  8,336,332
----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (12,856,622)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities   $ (4,520,290)
==================================================================================

Cost of investments for tax purposes is $200,829,360.

NOTE 5-SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 1994 and 1993 were as follows:

                                        1994                          1993
                             --------------------------     -------------------------
                               SHARES          VALUE         SHARES          VALUE
                             ----------     -----------     ---------     -----------
Sold:
  Class A                     4,097,001     $52,451,904     7,370,300    $107,023,142
-------------------------------------------------------------------------------------
  Class B*                    2,720,021      34,681,563     1,713,157      25,037,131
-------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                       572,553       7,178,342       605,159       8,583,529
-------------------------------------------------------------------------------------
  Class B*                       99,414       1,232,102        27,040         377,908
-------------------------------------------------------------------------------------
Reacquired:
  Class A                    (6,158,134)    (78,352,606)    (2,182,321)   (31,449,197)
-------------------------------------------------------------------------------------
  Class B*                     (921,686)    (11,475,766)      (43,707)       (633,783)
-------------------------------------------------------------------------------------
                                409,169     $ 5,715,539     7,489,628    $108,938,730
=====================================================================================

* Sales of Class B shares commenced on September 1, 1993.

FINANCIALS

NOTE 6-FINANCIAL HIGHLIGHTS
Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the six-year period ended December 31, 1994 and the period January 18, 1988 (date operations commenced) through December 31, 1988 and for a Class B share outstanding during the year ended December 31, 1994 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                            CLASS A                                                 CLASS B
                        -------------------------------------------------------------------------------       -------------------
                          1994         1993      1992(a)      1991       1990        1989        1988          1994        1993
----------------------  --------     --------    --------    -------    -------     -------     -------       -------     -------
Net asset value,
  beginning of period   $  14.09     $  13.31    $  13.75    $ 12.45    $ 13.73     $ 10.99     $ 10.00       $ 14.08    $ 15.30
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
Income from investment
  operations:
  Net investment
    income                  0.59         0.60        0.67       0.70       0.66        0.77        0.82          0.47       0.17
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
  Net gains (losses)
    on securities
    (both realized and
    unrealized)            (2.20)        1.02        0.36       2.12      (1.10)       3.06        0.83         (2.19)     (0.98)
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
    Total from
      investment
      operations           (1.61)        1.62        1.03       2.82      (0.44)       3.83        1.65         (1.72)     (0.81)
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
Less distributions:
  Dividends from net
    investment income      (0.60)       (0.61)      (0.68)     (0.66)     (0.70)      (0.69)      (0.66)        (0.49)     (0.17)
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
  Distributions from
    net realized
    capital gains          --           (0.23)      (0.79)     (0.86)     (0.14)      (0.40)       --            --        (0.24)
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
  Returns of capital       (0.03)        --          --         --         --          --          --           (0.03)       --
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
    Total
      distributions        (0.63)       (0.84)      (1.47)     (1.52)     (0.84)      (1.09)      (0.66)        (0.52)     (0.41)
----------------------  --------     --------    --------    -------    -------     -------     -------       -------    -------
Net asset value, end
  of period             $  11.85     $  14.09    $  13.31    $ 13.75    $ 12.45     $ 13.73     $ 10.99       $ 11.84    $ 14.08
======================  ========     ========    ========    =======    =======     =======     =======       =======    =======
Total return(b)           (11.57)%      12.32%       7.92%     23.65%     (2.98)%     36.11%      17.03%       (12.35)%    (5.32)%
======================  ========     ========    ========    =======    =======     =======     =======       =======    =======
Ratios/supplemental
  data:
Net assets, end of
  period (000s
  omitted)              $150,515     $200,016    $111,771    $91,939    $69,541     $58,307     $20,104       $42,568    $23,892
======================  ========     ========    ========    =======    =======     =======     =======       =======    =======
Ratio of expenses to
  average net assets        1.18%(c)     1.16%       1.17%      1.23%      1.21%(d)    1.05%(d)    1.22%(d)(f)   2.07%(c)   1.99%(f)
======================  ========     ========    ========    =======    =======     =======     =======       =======    =======
Ratio of net
  investment income to
  average net assets        4.67%(c)     4.21%       4.96%      5.36%      5.21%(e)    6.13%(e)    7.63%(e)(f)   3.78%(c)   3.38%(f)
======================  ========     ========    ========    =======    =======     =======     =======       =======    =======
Portfolio turnover
  rate                       101%          76%        148%       169%       123%        115%         87%          101%        76%
======================  ========     ========    ========    =======    =======     =======     =======       =======    =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Total returns do not deduct sales charges and for periods less than one year are not annualized.
(c) Ratios for Class A are based on average daily net assets of $169,146,295. Ratios for Class B are based on average daily net assets of $36,139,508.
(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.22%, 1.11% and 1.69% (annualized) for 1990-88, respectively.
(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 5.20%, 6.07% and 7.16% (annualized) for 1990-88, respectively.
(f) Annualized.

NOTE 7-SUBSEQUENT EVENT
Effective May 1, 1995, the Fund will change its name to "AIM Global Utilities Fund". The Fund may invest up to 80% of its total assets in foreign securities and will maintain investments in at least four countries, one of which will be the United States.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT




To the Board of Trustees and Shareholders of AIM Value Fund:

We have audited the accompanying statement of assets and liabilities of the AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1994, and the related statements of operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                              /s/  KPMG PEAT MARWICK LLP
                                              KPMG Peat Marwick LLP

Houston, Texas
February 3, 1995

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 1994

   SHARES                                                                   MARKET VALUE
               COMMON STOCKS-65.39%

               ADVERTISING/BROADCASTING-0.26%
     200,000   Heritage Media Corp.(a)                                      $   5,375,000
-----------------------------------------------------------------------------------------
               AEROSPACE/DEFENSE-0.21%
     100,000   Northrop Grumman Corp.                                           4,200,000
-----------------------------------------------------------------------------------------
               AIRLINES-0.23%
     300,000   Northwest Airlines Corp.(a)                                      4,725,000
-----------------------------------------------------------------------------------------
               APPLIANCES-1.44%
     350,000   Premark International Inc.                                      15,312,500
-----------------------------------------------------------------------------------------
     471,000   Singer Company N.V. (The)                                       14,071,125
-----------------------------------------------------------------------------------------
                                                                               29,383,625
-----------------------------------------------------------------------------------------
               AUTOMOBILE (MANUFACTURING)-2.33%
   1,700,000   Ford Motor Co.                                                  47,600,000
-----------------------------------------------------------------------------------------
               AUTO/TRUCKS-PARTS & TIRES-1.06%
     500,000   Borg-Warner Automotive                                          12,562,500
-----------------------------------------------------------------------------------------
     180,000   Eaton Corp.                                                      8,910,000
-----------------------------------------------------------------------------------------
                                                                               21,472,500
-----------------------------------------------------------------------------------------
               BANKING-0.71%
     500,000   Bank of New York Co., Inc.                                      14,500,000
-----------------------------------------------------------------------------------------
               BEVERAGES-1.33%
     800,000   Coca-Cola Enterprises Inc.                                      14,300,000
-----------------------------------------------------------------------------------------
     400,000   Dr. Pepper/Seven-Up Companies, Inc.(a)                          10,250,000
-----------------------------------------------------------------------------------------
     220,000   Robert Mondavi Corp.-Class A(a)                                  2,530,000
-----------------------------------------------------------------------------------------
                                                                               27,080,000
-----------------------------------------------------------------------------------------
               BUILDING MATERIALS-0.27%
      18,100   Armstrong World Industries, Inc.                                   696,850
-----------------------------------------------------------------------------------------
      19,600   Medusa Corp.                                                       480,200
-----------------------------------------------------------------------------------------
     137,800   Owens-Corning Fiberglass Corp.(a)                                4,409,600
-----------------------------------------------------------------------------------------
                                                                                5,586,650
-----------------------------------------------------------------------------------------
               CHEMICALS-1.90%
     102,800   Dow Chemical Co.                                                 6,913,300
-----------------------------------------------------------------------------------------
     200,000   Geon Co.                                                         5,475,000
-----------------------------------------------------------------------------------------
     200,000   PPG Industries, Inc.                                             7,425,000
-----------------------------------------------------------------------------------------
     544,600   Sterling Chemicals, Inc.(a)                                      7,147,875
-----------------------------------------------------------------------------------------
     200,000   Terra Industries, Inc.                                           2,075,000
-----------------------------------------------------------------------------------------
     330,000   Union Carbide Corp.                                              9,693,750
-----------------------------------------------------------------------------------------
                                                                               38,729,925
-----------------------------------------------------------------------------------------

FINANCIALS

   SHARES                                                                   MARKET VALUE
               CHEMICALS (SPECIALTY)-1.72%
     100,000   Arco Chemical Co.                                            $   4,400,000
-----------------------------------------------------------------------------------------
     150,000   Cytec Industries Inc.(a)                                         5,850,000
-----------------------------------------------------------------------------------------
     282,500   IMC Global, Inc.                                                12,218,125
-----------------------------------------------------------------------------------------
     270,000   OM Group Inc.                                                    6,480,000
-----------------------------------------------------------------------------------------
     300,000   Praxair, Inc.                                                    6,150,000
-----------------------------------------------------------------------------------------
                                                                               35,098,125
-----------------------------------------------------------------------------------------
               COMPUTER MAINFRAMES-2.55%
     600,000   Amdahl Corp.(a)                                                  6,600,000
-----------------------------------------------------------------------------------------
     550,000   International Business Machines Corp.                           40,425,000
-----------------------------------------------------------------------------------------
     250,000   Sequent Computer Systems, Inc.(a)                                4,937,500
-----------------------------------------------------------------------------------------
                                                                               51,962,500
-----------------------------------------------------------------------------------------
               COMPUTER MINIS/PCS-4.99%
     260,000   Apple Computer, Inc.(a)                                         10,140,000
-----------------------------------------------------------------------------------------
   1,300,000   COMPAQ Computer Corp.(a)                                        51,350,000
-----------------------------------------------------------------------------------------
     200,000   Dell Computer Corp.(a)                                           8,200,000
-----------------------------------------------------------------------------------------
     193,600   Gateway 2000, Inc.(a)                                            4,186,600
-----------------------------------------------------------------------------------------
     100,000   Hewlett-Packard Co.                                              9,987,500
-----------------------------------------------------------------------------------------
     500,000   Sun Microsystems, Inc.(a)                                       17,750,000
-----------------------------------------------------------------------------------------
                                                                              101,614,100
-----------------------------------------------------------------------------------------
               COMPUTER NETWORKING-1.56%
     400,000   Belden Inc.                                                      8,900,000
-----------------------------------------------------------------------------------------
     300,000   Cisco Systems, Inc.(a)                                          10,537,500
-----------------------------------------------------------------------------------------
     287,800   Comverse Technology, Inc.                                        3,417,625
-----------------------------------------------------------------------------------------
     500,000   Madge N.V.(a)                                                    5,906,250
-----------------------------------------------------------------------------------------
     100,000   Standard Microsystems Corp.(a)                                   3,000,000
-----------------------------------------------------------------------------------------
                                                                               31,761,375
-----------------------------------------------------------------------------------------
               COMPUTER PERIPHERALS-2.93%
     350,000   EMC Corp.                                                        7,568,750
-----------------------------------------------------------------------------------------
     250,000   Komag, Inc.(a)                                                   6,531,250
-----------------------------------------------------------------------------------------
     300,000   Read-Rite Corp.-Class A(a)                                       5,568,750
-----------------------------------------------------------------------------------------
     400,000   Seagate Technology(a)                                            9,600,000
-----------------------------------------------------------------------------------------
     217,300   Storage Technology Corp.(a)                                      6,301,700
-----------------------------------------------------------------------------------------
     325,000   U.S. Robotics, Inc.(a)                                          14,056,250
-----------------------------------------------------------------------------------------
     600,000   Western Digital Corp.(a)                                        10,050,000
-----------------------------------------------------------------------------------------
                                                                               59,676,700
-----------------------------------------------------------------------------------------
               COMPUTER SOFTWARE/SERVICES-2.56%
     248,600   Ameridata Technologies, Inc.(a)                                  2,486,000
-----------------------------------------------------------------------------------------
     149,000   Bay Networks, Inc.(a)                                            4,395,500
-----------------------------------------------------------------------------------------
     150,000   Ceridian Corp.(a)                                                4,031,250
-----------------------------------------------------------------------------------------
     200,000   Computer Associates International, Inc.                          9,700,000
-----------------------------------------------------------------------------------------
     200,000   Electronics for Imaging, Inc.(a)                                 5,500,000
-----------------------------------------------------------------------------------------
      16,000   National Data Corp.                                                412,000
-----------------------------------------------------------------------------------------

FINANCIALS

                  SHARES                                                     MARKET VALUE
               COMPUTER SOFTWARE/SERVICES-(continued)
     400,000   Network General Corp.(a)                                     $  10,275,000
-----------------------------------------------------------------------------------------
     100,000   Silicon Graphics Inc.(a)                                         3,087,500
-----------------------------------------------------------------------------------------
     200,000   Sterling Software, Inc.(a)                                       7,350,000
-----------------------------------------------------------------------------------------
     317,700   S3, Inc.(a)                                                      5,003,775
-----------------------------------------------------------------------------------------
                                                                               52,241,025
-----------------------------------------------------------------------------------------
               CONGLOMERATES-0.98%
     180,000   Allied Products Corp.(a)                                         2,587,500
-----------------------------------------------------------------------------------------
     450,000   Corning, Inc.                                                   13,443,750
-----------------------------------------------------------------------------------------
      84,165   Tyco Laboratories, Inc.                                          3,997,825
-----------------------------------------------------------------------------------------
                                                                               20,029,075
-----------------------------------------------------------------------------------------
               CONTAINERS-0.59%
     180,000   Crown Cork & Seal Co., Inc.(a)                                   6,795,000
-----------------------------------------------------------------------------------------
     188,700   Stone Container Corp.(a)                                         3,255,075
-----------------------------------------------------------------------------------------
     100,000   U.S. Can Corp.(a)                                                1,900,000
-----------------------------------------------------------------------------------------
                                                                               11,950,075
-----------------------------------------------------------------------------------------
               COSMETICS AND TOILETRIES-0.00%
         900   Helene Curtis Industries, Inc.                                      30,037
-----------------------------------------------------------------------------------------
               ELECTRONIC COMPONENTS/MISC.-3.05%
     293,900   Harman International Industries, Inc.                           10,874,300
-----------------------------------------------------------------------------------------
     600,000   Itel Corp.(a)                                                   20,775,000
-----------------------------------------------------------------------------------------
     200,000   Oak Industries, Inc.(a)                                          4,575,000
-----------------------------------------------------------------------------------------
     300,000   Raychem Corporation                                             10,687,500
-----------------------------------------------------------------------------------------
      50,000   Tektronix, Inc.                                                  1,712,500
-----------------------------------------------------------------------------------------
     400,000   Teradyne Inc.(a)                                                13,550,000
-----------------------------------------------------------------------------------------
                                                                               62,174,300
-----------------------------------------------------------------------------------------
               ELECTRONIC/PC DISTRIBUTORS-1.54%
     500,000   Arrow Electronics, Inc.(a)                                      17,937,500
-----------------------------------------------------------------------------------------
     282,300   Avnet, Inc.                                                     10,445,100
-----------------------------------------------------------------------------------------
     150,000   Wyle Laboratories                                                2,925,000
-----------------------------------------------------------------------------------------
                                                                               31,307,600
-----------------------------------------------------------------------------------------
               FINANCE (ASSET MANAGEMENT)-0.18%
      80,000   XTRA Corp.                                                       3,600,000
-----------------------------------------------------------------------------------------
               FINANCE (CONSUMER CREDIT)-3.00%
     300,000   ADVANTA Corp.-Class A                                            7,575,000
-----------------------------------------------------------------------------------------
      50,000   ADVANTA Corp.-Class B                                            1,312,500
-----------------------------------------------------------------------------------------
     150,000   CMAC Investment Corp.                                            4,331,250
-----------------------------------------------------------------------------------------
      58,300   Federal Home Loan Mortgage Corp.                                 2,944,150
-----------------------------------------------------------------------------------------
     400,000   First USA, Inc.                                                 13,150,000
-----------------------------------------------------------------------------------------
      90,000   Foothill Group, Inc. (The)                                       1,350,000
-----------------------------------------------------------------------------------------
     160,000   Green Tree Financial Corp.                                       4,860,000
-----------------------------------------------------------------------------------------
     250,000   Household International, Inc.                                    9,281,250
-----------------------------------------------------------------------------------------
     700,000   MBNA Corp.                                                      16,362,500
-----------------------------------------------------------------------------------------
                                                                               61,166,650
-----------------------------------------------------------------------------------------

FINANCIALS

   SHARES                                                                   MARKET VALUE
               FINANCE-SAVINGS & LOAN-0.05%
      66,000   First Financial Holdings, Inc.                               $   1,056,000
-----------------------------------------------------------------------------------------
               FOOD/PROCESSING-0.66%
     400,000   Hudson Foods, Inc.-Class A                                      10,050,000
-----------------------------------------------------------------------------------------
     144,600   International Multifoods Corp.                                   2,657,025
-----------------------------------------------------------------------------------------
      37,700   Ralcorp Holdings, Inc.(a)                                          838,825
-----------------------------------------------------------------------------------------
                                                                               13,545,850
-----------------------------------------------------------------------------------------
               GAMING-0.36%
     360,000   Mirage Resort, Inc.(a)                                           7,380,000
-----------------------------------------------------------------------------------------
               HOMEBUILDING-0.13%
     225,300   Beazer Homes USA Inc.(a)                                         2,619,113
-----------------------------------------------------------------------------------------
          14   Clayton Homes, Inc.                                                    220
-----------------------------------------------------------------------------------------
                                                                                2,619,333
-----------------------------------------------------------------------------------------
               INSURANCE (MULTI-LINE PROPERTY)-0.38%
     175,000   St. Paul Companies, Inc.                                         7,831,250
-----------------------------------------------------------------------------------------
               MACHINE TOOLS-0.22%
     180,000   Applied Power Inc.                                               4,567,500
-----------------------------------------------------------------------------------------
               MACHINERY-HEAVY-0.97%
     500,000   Case Corp.                                                      10,750,000
-----------------------------------------------------------------------------------------
     150,000   Caterpillar Inc.                                                 8,268,750
-----------------------------------------------------------------------------------------
      41,100   Commercial Intertech Corp.                                         765,488
-----------------------------------------------------------------------------------------
                                                                               19,784,238
-----------------------------------------------------------------------------------------
               MEDICAL SERVICES-4.37%
     300,000   Abbey Healthcare Group, Inc.(a)                                  6,975,000
-----------------------------------------------------------------------------------------
     122,900   Charter Medical Corp.(a)                                         2,642,350
-----------------------------------------------------------------------------------------
     200,000   Columbia Healthcare Corp.                                        7,300,000
-----------------------------------------------------------------------------------------
     112,500   Community Health Systems, Inc.(a)                                3,065,625
-----------------------------------------------------------------------------------------
     200,000   Foundation Health Corp.(a)                                       6,200,000
-----------------------------------------------------------------------------------------
     200,000   Health Care and Retirement Corp.(a)                              6,025,000
-----------------------------------------------------------------------------------------
     100,000   Healthcare Compare Corp.(a)                                      3,412,500
-----------------------------------------------------------------------------------------
     200,000   Health Systems International Inc.-Class A(a)                     6,075,000
-----------------------------------------------------------------------------------------
     350,000   Healthtrust, Inc.-The Hospital Co.(a)                           11,112,500
-----------------------------------------------------------------------------------------
     200,600   Humana Inc.(a)                                                   4,538,575
-----------------------------------------------------------------------------------------
     100,000   Living Centers of America(a)                                     3,337,500
-----------------------------------------------------------------------------------------
     113,900   Mid-Atlantic Medical Services, Inc.(a)                           2,605,463
-----------------------------------------------------------------------------------------
     190,000   Orthofix International N.V.(a)                                   2,185,000
-----------------------------------------------------------------------------------------
      97,700   Sierra Health Services, Inc.(a)                                  3,089,763
-----------------------------------------------------------------------------------------
     325,000   U.S. Healthcare, Inc.                                           13,406,250
-----------------------------------------------------------------------------------------
     200,000   United Wisconsin Services, Inc.                                  7,175,000
-----------------------------------------------------------------------------------------
                                                                               89,145,526
-----------------------------------------------------------------------------------------
               MEDICAL (DRUGS)-0.51%
     501,800   Bergen Brunswig Corp.                                           10,475,075
-----------------------------------------------------------------------------------------

FINANCIALS

   SHARES                                                                   MARKET VALUE
               METALS-1.68%
     250,000   Alcan Aluminum Ltd.                                          $   6,343,750
-----------------------------------------------------------------------------------------
     200,000   Alumax, Inc.(a)                                                  5,675,000
-----------------------------------------------------------------------------------------
     122,600   Mueller Industries, Inc.(a)                                      3,662,675
-----------------------------------------------------------------------------------------
     425,000   Olympic Steel, Inc.(a)                                           4,462,500
-----------------------------------------------------------------------------------------
     400,000   Timken Co. (The)                                                14,100,000
-----------------------------------------------------------------------------------------
                                                                               34,243,925
-----------------------------------------------------------------------------------------
               MINING-0.12%
     200,000   Zeigler Coal Holdings Co.                                        2,350,000
-----------------------------------------------------------------------------------------
               NATURAL GAS PIPELINE-0.22%
     175,000   Coastal Corp.                                                    4,506,250
-----------------------------------------------------------------------------------------
               OFFICE AUTOMATION-0.73%
     150,000   Xerox Corp.                                                     14,850,000
-----------------------------------------------------------------------------------------
               OFFICE PRODUCTS-0.12%
     100,000   Reynolds & Reynolds Co.                                          2,500,000
-----------------------------------------------------------------------------------------
               PAPER AND FOREST PRODUCTS-1.82%
      68,400   Boise Cascade Corp.                                              1,829,700
-----------------------------------------------------------------------------------------
     250,000   Champion International Corp.                                     9,125,000
-----------------------------------------------------------------------------------------
     200,000   Federal Paper Board Co., Inc.                                    5,800,000
-----------------------------------------------------------------------------------------
     150,000   Georgia-Pacific Corp.                                           10,725,000
-----------------------------------------------------------------------------------------
     200,000   Mead Corp. (The)                                                 9,725,000
-----------------------------------------------------------------------------------------
                                                                               37,204,700
-----------------------------------------------------------------------------------------
               POLLUTION CONTROL-0.25%
     888,700   Allwaste, Inc.(a)                                                4,998,937
-----------------------------------------------------------------------------------------
               PUBLISHING-0.72%
     250,000   American Publishing Co.                                          2,750,000
-----------------------------------------------------------------------------------------
     100,000   Central Newspapers, Inc.                                         2,812,500
-----------------------------------------------------------------------------------------
     300,000   Scripps (E.W.) Co.                                               9,075,000
-----------------------------------------------------------------------------------------
                                                                               14,637,500
-----------------------------------------------------------------------------------------
               REAL ESTATE-0.09%
     100,000   Del Webb Corp.                                                   1,762,500
-----------------------------------------------------------------------------------------
               RETAIL-FOOD AND DRUG-0.82%
     250,000   Eckerd Corp.(a)                                                  7,468,750
-----------------------------------------------------------------------------------------
     150,000   Revco D.S., Inc.(a)                                              3,543,750
-----------------------------------------------------------------------------------------
     180,000   Safeway Inc.(a)                                                  5,737,500
-----------------------------------------------------------------------------------------
                                                                               16,750,000
-----------------------------------------------------------------------------------------
               RETAIL-STORES-2.20%
     118,700   Caldor Corp. (The)(a)                                            2,641,075
-----------------------------------------------------------------------------------------
     400,000   Carson Pirie Scott & Co.(a)                                      7,600,000
-----------------------------------------------------------------------------------------
     200,000   Dayton-Hudson Corp.                                             14,150,000
-----------------------------------------------------------------------------------------
     460,000   Federated Department Stores, Inc.(a)                             8,855,000
-----------------------------------------------------------------------------------------
     108,100   Mac Frugals Bargains Close-Outs, Inc.(a)                         2,162,000
-----------------------------------------------------------------------------------------

FINANCIALS

   SHARES                                                                   MARKET VALUE
               RETAIL-STORES-(continued)
      50,000   Maxim Group, Inc.(a)                                         $     631,250
-----------------------------------------------------------------------------------------
     500,000   Waban Inc.(a)                                                    8,875,000
-----------------------------------------------------------------------------------------
                                                                               44,914,325
-----------------------------------------------------------------------------------------
               SEMICONDUCTORS-7.93%
     400,000   Analog Devices, Inc.(a)                                         14,050,000
-----------------------------------------------------------------------------------------
     300,000   Cypress Semiconductor Corp.(a)                                   6,937,500
-----------------------------------------------------------------------------------------
     270,000   Exar Corp.(a)                                                    6,615,000
-----------------------------------------------------------------------------------------
     200,000   Kemet Corp.(a)                                                   5,925,000
-----------------------------------------------------------------------------------------
     250,000   Lam Research Corp.(a)                                            9,312,500
-----------------------------------------------------------------------------------------
     150,000   LSI Logic Corp.(a)                                               6,056,250
-----------------------------------------------------------------------------------------
     340,000   Micron Technology, Inc.                                         15,002,500
-----------------------------------------------------------------------------------------
     180,000   Motorola, Inc.                                                  10,417,500
-----------------------------------------------------------------------------------------
     500,000   National Semiconductor Corp.(a)                                  9,750,000
-----------------------------------------------------------------------------------------
     200,000   Quickturn Design Systems, Inc.(a)                                2,750,000
-----------------------------------------------------------------------------------------
   1,000,000   Texas Instruments Inc.                                          74,875,000
-----------------------------------------------------------------------------------------
                                                                              161,691,250
-----------------------------------------------------------------------------------------
               SHOES AND RELATED APPAREL-0.19%
      97,400   Reebok International, Ltd.                                       3,847,300
-----------------------------------------------------------------------------------------
               STEEL-0.66%
     650,000   LTV Corp.(a)                                                    10,562,500
-----------------------------------------------------------------------------------------
     130,000   Quanex Corp.                                                     2,973,750
-----------------------------------------------------------------------------------------
                                                                               13,536,250
-----------------------------------------------------------------------------------------
               TELECOMMUNICATIONS-0.22%
     100,000   Airtouch Communications, Inc.(a)                                 2,912,500
-----------------------------------------------------------------------------------------
      48,000   US Cellular Corp.(a)                                             1,572,000
-----------------------------------------------------------------------------------------
                                                                                4,484,500
-----------------------------------------------------------------------------------------
               TELECOMMUNICATIONS EQUIPMENT-1.18%
     450,000   Century Telephone Enterprises, Inc.                             13,275,000
-----------------------------------------------------------------------------------------
     300,000   DSC Communications Corp.(a)                                     10,762,500
-----------------------------------------------------------------------------------------
                                                                               24,037,500
-----------------------------------------------------------------------------------------
               TEXTILES-0.31%
     200,000   Fieldcrest Cannon, Inc.(a)                                       5,100,000
-----------------------------------------------------------------------------------------
     100,000   Quaker Fabric Corp.(a)                                           1,275,000
-----------------------------------------------------------------------------------------
                                                                                6,375,000
-----------------------------------------------------------------------------------------
               TOBACCO-1.95%
     500,000   Philip Morris Companies, Inc.                                   28,750,000
-----------------------------------------------------------------------------------------
   2,000,000   RJR Nabisco Holdings Inc.(a)                                    11,000,000
-----------------------------------------------------------------------------------------
                                                                               39,750,000
-----------------------------------------------------------------------------------------
               UTILITIES-1.14%
     500,000   Telephone & Data Systems, Inc.                                  23,062,500
-----------------------------------------------------------------------------------------
               Total Common Stocks                                          1,333,171,471
-----------------------------------------------------------------------------------------

FINANCIALS

   SHARES                                                                   MARKET VALUE
               FOREIGN COMMON STOCKS-7.02%

               AUSTRALIA-0.29%
     181,561   Broken Hill Proprietary Co. Ltd. (Conglomerate)              $   2,756,642
-----------------------------------------------------------------------------------------
     394,161   National Australia Bank Ltd. (Banking)                           3,160,378
-----------------------------------------------------------------------------------------
                   Total Australia                                              5,917,020
-----------------------------------------------------------------------------------------
               FINLAND-0.29%
      80,000   Nokia Corp. ADR (Telecommunications)(a)                          6,000,000
-----------------------------------------------------------------------------------------
               FRANCE-0.79%
      18,000   Compagnie de Saint Gobain (Building Materials)                   2,069,275
-----------------------------------------------------------------------------------------
      15,200   Docks De France S.A. (Retail-Food and Drug)                      1,858,379
-----------------------------------------------------------------------------------------
       4,800   Essilor International-Compagnie Generale d'Optique                 660,550
                 (Medical Services)
-----------------------------------------------------------------------------------------
       1,860   Legrand S.A. (Electronic Components/Misc.)                       2,256,657
-----------------------------------------------------------------------------------------
      13,000   LVMH Moet Hennessy Louis Vuitton (Beverages)                     2,051,862
-----------------------------------------------------------------------------------------
       7,260   Promodes S.A. (Retail-Stores)                                    1,351,140
-----------------------------------------------------------------------------------------
      14,000   PSA Peugeot Citroen S.A. (Automobile-Manufacturing)(a)           1,918,742
-----------------------------------------------------------------------------------------
      79,800   Rhone-Poulenc-A (Chemicals)                                      1,851,192
-----------------------------------------------------------------------------------------
      16,900   Roussel Uclaf (Medical-Drugs)                                    2,021,924
-----------------------------------------------------------------------------------------
                   Total France                                                16,039,721
-----------------------------------------------------------------------------------------
               GERMANY-0.16%
       8,300   Mannesmann A.G. (Machinery-Heavy)                                2,260,180
-----------------------------------------------------------------------------------------
       3,150   VEBA A.G. (Electric Services)                                    1,097,632
-----------------------------------------------------------------------------------------
                   Total Germany                                                3,357,812
-----------------------------------------------------------------------------------------
               HONG KONG-0.55%
     700,000   Hutchinson Whampoa Ltd.(Conglomerate)                            2,831,664
-----------------------------------------------------------------------------------------
      41,900   Shanghai Petrochemical Co. Ltd.-ADR (Chemicals)                  1,209,863
-----------------------------------------------------------------------------------------
   6,200,000   Shanghai Petrochemical Co., Ltd. (Chemicals)                     1,762,844
-----------------------------------------------------------------------------------------
     440,000   Sun Hung Kai Properties Ltd. (Real Estate)                       2,627,205
-----------------------------------------------------------------------------------------
     700,000   Television Broadcast Ltd. (Advertising/Broadcasting)             2,795,476
-----------------------------------------------------------------------------------------
                   Total Hong Kong                                             11,227,052
-----------------------------------------------------------------------------------------
               ITALY-0.10%
     820,000   Societa Italiana Per L'Esercizio delle Telecommunicazioni,       2,134,403
                 P.A. (Telecommunications)(a)
-----------------------------------------------------------------------------------------
               MALAYSIA-0.29%
     337,500   Genting Berhad (Leisure and Recreation)                          2,894,557
-----------------------------------------------------------------------------------------
     400,000   Leader Universal Holdings (Electronic Components/Misc.)(a)       1,284,512
-----------------------------------------------------------------------------------------
     272,500   Malayan Banking Berhad (Banking)                                 1,643,430
-----------------------------------------------------------------------------------------
                   Total Malaysia                                               5,822,499
-----------------------------------------------------------------------------------------
               NETHERLANDS-2.43%
      20,000   AKZO N.V. (Conglomerate)                                         2,308,889
-----------------------------------------------------------------------------------------
     200,000   Elsag Bailey Process Automation N.V. (Electronic                 4,925,000
                 Components)(a)
-----------------------------------------------------------------------------------------
      40,300   Koninklijke Nedlloyd Hoogovens CVA (Steel)(a)                    1,829,392
-----------------------------------------------------------------------------------------
      26,000   Oce-Van Der Grinten N.V. (Office Automation)                     1,163,777
-----------------------------------------------------------------------------------------
   1,200,000   Philips N.V. ADR (Electronic Components)(a)                     35,250,000
-----------------------------------------------------------------------------------------

FINANCIALS

   SHARES                                                                   MARKET VALUE
               NETHERLANDS-(continued)
      10,900   Verenigde Nederlandse Utgevbedri Verigd Bezit                $   1,131,505
                 (Publishing)(a)
-----------------------------------------------------------------------------------------
      40,000   Wolters Kluwer N.V. (Publishing)(a)                              2,958,695
-----------------------------------------------------------------------------------------
                   Total Netherlands                                           49,567,258
-----------------------------------------------------------------------------------------
               NEW ZEALAND-0.15%
   1,320,000   Fletcher Challenge Ltd. (Paper and Forest Products)              3,101,210
-----------------------------------------------------------------------------------------
               SINGAPORE-0.29%
     250,000   Development Bank of Singapore Ltd. (Banking)                     2,572,899
-----------------------------------------------------------------------------------------
     400,000   Keppel Corp. Ltd. (Transportation)                               3,403,088
-----------------------------------------------------------------------------------------
                   Total Singapore                                              5,975,987
-----------------------------------------------------------------------------------------
               SWEDEN-0.41%
     100,000   Astra AB "B" Free (Medical-Drugs)                                2,550,265
-----------------------------------------------------------------------------------------
      27,500   Electrolux AB "B" Free (Furniture)                               1,395,244
-----------------------------------------------------------------------------------------
     127,000   Sandvik AB (Machine Tools)                                       2,042,433
-----------------------------------------------------------------------------------------
     118,500   Volvo AB "B" Free (Automobile Manufacturing)(a)                  2,232,659
-----------------------------------------------------------------------------------------
                   Total Sweden                                                 8,220,601
-----------------------------------------------------------------------------------------
               SWITZERLAND-0.10%
       2,350   BBC Brown Boveri Ltd. (Conglomerate)(a)                          2,023,263
-----------------------------------------------------------------------------------------
               UNITED KINGDOM-1.17%
     268,500   Barclays Bank PLC (Finance-Consumer Credit)(a)                   2,566,945
-----------------------------------------------------------------------------------------
      93,400   BOC Group PLC (Chemicals-Specialty)                              1,030,309
-----------------------------------------------------------------------------------------
     250,000   BPB Industries PLC (Building Materials)                          1,157,879
-----------------------------------------------------------------------------------------
   1,800,000   Burton Group PLC (Retail-Stores)                                 1,929,275
-----------------------------------------------------------------------------------------
     200,000   Imperial Chemical Industries PLC (Chemicals)                     9,300,000
-----------------------------------------------------------------------------------------
   1,100,000   Morrison (Wm.) Supermarkets PLC (Retail-Food and Drug)           2,426,850
-----------------------------------------------------------------------------------------
     126,000   Pearson PLC (Conglomerate)                                       1,098,139
-----------------------------------------------------------------------------------------
      96,000   Peninsular & Oriental Steam Navigation Co. (The)                   916,288
                 (Transportation)
-----------------------------------------------------------------------------------------
     323,200   Rank Organisation PLC (Leisure and Recreation)                   2,113,872
-----------------------------------------------------------------------------------------
      67,420   Thorn EMI PLC (Leisure and Recreation)                           1,091,315
-----------------------------------------------------------------------------------------
                   Total United Kingdom                                        23,630,872
-----------------------------------------------------------------------------------------
                   Total Foreign Common Stocks                                143,017,698
-----------------------------------------------------------------------------------------
               PREFERRED STOCKS-0.56%
               OIL AND GAS-0.26%
     200,000   Atlantic Richfield Co.-$2.2275 Conv. Pfd. DECS                   5,225,000
-----------------------------------------------------------------------------------------
               FINLAND-0.30%
      42,000   Nokia Corp., FIM Preferred (Telecommunications)                  6,187,420
-----------------------------------------------------------------------------------------
                   Total Preferred Stocks                                      11,412,420
-----------------------------------------------------------------------------------------
                   Total Investments (excluding short-term investments)     1,487,601,589
-----------------------------------------------------------------------------------------

FINANCIALS

 PRINCIPAL
   AMOUNT                                                                   MARKET VALUE
               U.S. TREASURY SECURITIES-15.73%

               U.S. TREASURY BILLS-6.92%(b)
$ 17,000,000   4.94%, 01/12/95                                              $  16,983,000
-----------------------------------------------------------------------------------------
  84,000,000   5.29%, 02/16/95                                                 83,496,840
-----------------------------------------------------------------------------------------
  41,000,000   5.40%, 02/23/95                                                 40,703,570
-----------------------------------------------------------------------------------------
                   Total U.S. Treasury Bills                                  141,183,410
-----------------------------------------------------------------------------------------
               U.S. TREASURY NOTES-8.81%
  28,000,000   7.75%, 2/15/95                                                  28,074,480
-----------------------------------------------------------------------------------------
 100,000,000   3.875%, 02/28/95                                                99,750,000
-----------------------------------------------------------------------------------------
  52,000,000   3.875%, 03/31/95                                                51,813,320
-----------------------------------------------------------------------------------------
                   Total U.S. Treasury Notes                                  179,637,800
-----------------------------------------------------------------------------------------
                   Total U.S. Treasury Securities                             320,821,210
-----------------------------------------------------------------------------------------
               MASTER NOTE AGREEMENT-3.61%

  73,560,000   Morgan (J.P.) & Co. Inc., 6.20% 01/19/95                        73,560,000
-----------------------------------------------------------------------------------------
               TIME DEPOSITS-4.02%

  82,000,000   State Street Bank & Trust-Cayman, 4.625%, 01/03/95              82,000,000
-----------------------------------------------------------------------------------------
                   Total Time Deposits                                         82,000,000
-----------------------------------------------------------------------------------------
                   Total Investments (excluding repurchase agreements)      1,963,982,799
-----------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT-0.51%(d)
  10,464,200   Daiwa Securities America Inc., 3.50%, 01/03/95(e)               10,464,200
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS-96.84%                                     1,974,446,999
-----------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES-3.16%                             64,396,822
-----------------------------------------------------------------------------------------
               NET ASSETS-100.00%                                          $2,038,843,821
=========================================================================================
Notes to Schedule of Investments:

(a) Non-income producing security.

(b) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the
    Fund.

(c) Master Note Purchase Agreement may be terminated by either party upon thirty business days written notice. Interest rates on master notes are redetermined periodically.
    Rate shown is the rate in effect on December 31, 1994.

(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement.

(e) Joint repurchase agreement entered into 12/30/94 with a maturing value of
    $391,353,115. Collateralized by $426,987,000 U.S. Treasury Obligations, 4.75% to
    9.25% due 11/15/96 to 11/15/24. The aggregate market value of collateral at 12/31/94 was $399,025,510. The Fund's pro-rata interest in the collateral was $10,673,498.

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994

ASSETS:
Investments, at market value (cost $1,855,034,108)                        $1,963,982,799
----------------------------------------------------------------------------------------
Repurchase agreements (cost $10,464,200)                                      10,464,200
----------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $7,175,989)                          7,188,288
----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                            49,207,239
----------------------------------------------------------------------------------------
  Fund shares sold                                                            19,977,274
----------------------------------------------------------------------------------------
  Dividends and interest                                                       4,955,196
----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                         12,127
----------------------------------------------------------------------------------------
Other assets                                                                      67,072
----------------------------------------------------------------------------------------
    Total assets                                                           2,055,854,195
----------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                        9,595,836
----------------------------------------------------------------------------------------
  Fund shares reacquired                                                       2,979,146
----------------------------------------------------------------------------------------
  Deferred compensation plan                                                      12,127
----------------------------------------------------------------------------------------
  Variation margin                                                             1,300,000
----------------------------------------------------------------------------------------
Accrued advisory fees                                                          1,060,651
----------------------------------------------------------------------------------------
Accrued administrative service fees                                               11,455
----------------------------------------------------------------------------------------
Accrued distribution fees                                                      1,367,540
----------------------------------------------------------------------------------------
Accrued filing fees                                                              193,304
----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                      334,747
----------------------------------------------------------------------------------------
Accrued trustees' fees                                                             3,255
----------------------------------------------------------------------------------------
Accrued operating expenses                                                       152,313
----------------------------------------------------------------------------------------
    Total liabilities                                                         17,010,374
----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                               $2,038,843,821
========================================================================================
NET ASSETS:
Class A                                                                   $1,358,724,515
========================================================================================
Class B                                                                   $  680,119,306
========================================================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                                       64,258,401
========================================================================================
Class B                                                                       32,184,017
========================================================================================
CLASS A:
  Net asset value and redemption price per share                          $        21.14
========================================================================================
  Offering price per share:
    (Net asset value of $21.14 / 94.50%)                                  $        22.37
========================================================================================
CLASS B:
  Net asset value and offering price per share                            $        21.13
========================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended December 31, 1994

INVESTMENT INCOME:

Dividends                                                                  $ 13,264,589
---------------------------------------------------------------------------------------
Interest                                                                     14,185,438
---------------------------------------------------------------------------------------
    Total investment income                                                  27,450,027
---------------------------------------------------------------------------------------
EXPENSES:

Advisory fees                                                                 6,674,684
---------------------------------------------------------------------------------------
Custodian fees                                                                  298,874
---------------------------------------------------------------------------------------
Distribution fees-Class A                                                     2,712,116
---------------------------------------------------------------------------------------
Distribution fees-Class B                                                     3,596,079
---------------------------------------------------------------------------------------
Administrative service fees                                                     884,123
---------------------------------------------------------------------------------------
Trustees' fees                                                                   17,321
---------------------------------------------------------------------------------------
Professional fees                                                                72,555
---------------------------------------------------------------------------------------
Transfer agent fees-Class A                                                   1,395,998
---------------------------------------------------------------------------------------
Transfer agent fees-Class B                                                     866,880
---------------------------------------------------------------------------------------
Filing fees                                                                     344,071
---------------------------------------------------------------------------------------
Printing expenses                                                               544,235
---------------------------------------------------------------------------------------
Other                                                                           101,660
---------------------------------------------------------------------------------------
    Total expenses                                                           17,508,596
---------------------------------------------------------------------------------------
Net investment income                                                         9,941,431
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTIONS CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                                                      (2,556,904)
---------------------------------------------------------------------------------------
  Foreign currencies                                                             81,427
---------------------------------------------------------------------------------------
  Futures contracts                                                          (4,320,231)
---------------------------------------------------------------------------------------
  Options contracts                                                          (7,377,140)
---------------------------------------------------------------------------------------
                                                                            (14,172,848)
---------------------------------------------------------------------------------------
Unrealized appreciation of:
  Investment securities                                                      32,532,683
---------------------------------------------------------------------------------------
  Foreign currencies                                                            450,569
---------------------------------------------------------------------------------------
  Futures contracts                                                           3,874,718
---------------------------------------------------------------------------------------
                                                                             36,857,970
---------------------------------------------------------------------------------------
  Net gain on investment securities, foreign currencies, futures and
    options contracts                                                        22,685,122
---------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       $ 32,626,553
=======================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1994 and 1993

                                                               1994                1993
                                                          --------------       ------------
OPERATIONS:

Net investment income                                     $    9,941,431       $  1,372,604
-------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investment
  securities, foreign currencies, futures and options
  contracts                                                  (14,172,848)        38,340,252
-------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities,
  foreign currencies, and futures contracts                   36,857,970         40,732,910
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations        32,626,553         80,445,766
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
  income:
  Class A                                                     (9,726,386)        (1,150,611)
-------------------------------------------------------------------------------------------
  Class B                                                             --            (42,261)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains
  on investment securities:
  Class A                                                    (12,282,372)       (26,369,362)
-------------------------------------------------------------------------------------------
  Class B                                                     (6,028,782)        (1,625,610)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                    585,993,203        474,199,915
-------------------------------------------------------------------------------------------
  Class B                                                    619,742,029         63,398,259
-------------------------------------------------------------------------------------------
    Net increase in net assets                             1,210,324,245        588,856,096
-------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of period                                          828,519,576        239,663,480
-------------------------------------------------------------------------------------------
End of period                                             $2,038,843,821       $828,519,576
===========================================================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                             $1,946,314,139       $740,578,907
-------------------------------------------------------------------------------------------
Undistributed net investment income                              243,165             28,120
-------------------------------------------------------------------------------------------
Undistributed net realized gain on sales of investment
  securities, foreign currencies, futures and options
  contracts                                                  (20,565,172)        11,918,830
-------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities,
  foreign currencies, and futures contracts                  112,851,689         75,993,719
-------------------------------------------------------------------------------------------
                                                          $2,038,843,821       $828,519,576
===========================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

December 31, 1994

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.
F. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a

FINANCIALS
   covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.
G. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them. Expenses of the Trust which are not directly attributable to the operations of any class of shares or portfolio of the Trust are prorated among the classes to which the expense relates based upon the relative net assets of each class.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. The master investment advisory agreement was amended on November 14, 1994 with respect to the Fund. The amendment to the master investment advisory agreement was approved by the Fund's shareholders at a special meeting which was originally scheduled for September 28, 1994, but which was adjourned until November 14, 1994 due to lack of a quorum. Of the 37,410,248 shares voted at the meeting, 25,360,315 shares voted for the amendment, 9,686,807 voted against the amendment, and 2,363,126 shares abstained. Under the previous terms, the Fund paid an advisory fee to AIM at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting and shareholder services to the Fund. During the year ended December 31, 1994, AIM was reimbursed $884,123 for such services. Effective November 1, 1994, A I M Fund Services, Inc. ("AFS") became the transfer agent for the Fund and was paid $349,810 for such services during the two months ended December 31, 1994.

FINANCIALS

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the year ended December 31, 1994, the Class A shares and the Class B shares paid AIM Distributors $2,712,116 and $3,596,079, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $3,063,899 from sales of the Class A shares of the Fund during the year ended December 31, 1994. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1994, AIM Distributors received $584,611 in contingent deferred sales charges imposed on redemptions of Class B shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1994, the Fund paid legal fees of $2,858 for services rendered by Reid & Priest as counsel to the Board of Trustees. Effective September 1994, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel was appointed as counsel to the Board of Trustees. The Fund paid legal fees of $658 for services rendered by that firm as counsel. A member of that firm is a trustee of the Trust.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1994 was $2,428,926,850 and $1,411,142,878, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1994 is as follows:

Aggregate unrealized appreciation of investment securities                $134,397,552
--------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities               (28,233,398)
--------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                      $106,164,154
======================================================================================
Cost of investments for tax purposes is $1,868,282,845.

FINANCIALS

NOTE 5-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1994 and 1993 were as follows:

                                           1994                              1993
                               -----------------------------      ---------------------------
                                 SHARES            VALUE           SHARES           VALUE
                               ----------      -------------      ---------      ------------
Sold:
  Class A                      44,842,263      $ 956,547,274      28,361,322     $571,325,129
--------------------------     -----------------------------      ---------------------------
  Class B*                     30,585,526        650,657,626       3,036,128       63,454,624
--------------------------     -----------------------------      ---------------------------
Issued as reinvestment of
  dividends:
  Class A                       1,002,453         20,670,601       1,080,088       21,661,686
--------------------------     -----------------------------      ---------------------------
  Class B*                        289,906          5,707,603          64,488        1,294,270
--------------------------     -----------------------------      ---------------------------
Reacquired:
  Class A                     (18,339,133)      (391,224,672)     (5,826,056)    (118,786,900)
--------------------------     -----------------------------      ---------------------------
  Class B*                     (1,727,299)       (36,623,200)        (64,732)      (1,350,635)
--------------------------     ------------------------------     ---------------------------
                               56,653,716     $1,205,735,232      26,651,238     $537,598,174
==========================     ==============================     ===========================

* Sales of Class B shares commenced on October 18, 1993.

NOTE 6-OPEN FUTURES CONTRACTS

On December 31, 1994, $180,685,000 principal amount of U.S. Treasury securities were pledged as collateral to cover margin requirements for open futures contracts:

Open futures contracts at December 31, 1994 were as follows:

                                                                                      UNREALIZED
CONTRACT                                       NO. OF CONTRACTS/MONTH/COMMITMENT     APPRECIATION
-------------------------------------------------------------------------------------------------

S&P 500 Index                                       800 contracts/March/Buy            $3,874,718
-------------------------------------------------------------------------------------------------

FINANCIALS

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding during each of the years in the ten-year period ended December 31, 1994 and for a Class B share outstanding during the year ended December 31, 1994 and the period October 18, 1993 (date sales commenced) through December 31, 1993.

                                                      1994            1993          1992(a)           1991            1990
                                                   ----------      ----------      ----------      ----------      ----------
CLASS A:
Net asset value, beginning of period               $    20.82       $   18.24       $   17.55       $   13.75       $   14.53
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
Income from investment operations:
 Net investment income                                   0.16            0.04            0.12            0.13            0.26
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
 Net gains (losses) on securities (both realized
   and unrealized)                                       0.52            3.34            2.68            5.73            0.01
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
    Total from investment operations                     0.68            3.38            2.80            5.86            0.27
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
Less distributions:
 Dividends from net investment income                   (0.16)          (0.03)          (0.12)          (0.14)          (0.26)
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
 Distributions from net realized capital gains          (0.20)          (0.77)          (1.99)          (1.92)          (0.79)
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
   Total distributions                                  (0.36)          (0.80)          (2.11)          (2.06)          (1.05)
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                     $    21.14       $   20.82       $   18.24       $   17.55       $   13.75
=================================================  ==========      ==========      ==========      ==========      ==========
Total return(b)                                         3.28%          18.71%          16.39%          43.45%           1.88%
=================================================  ==========      ==========      ==========      ==========      ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,358,725       $ 765,305       $ 239,663       $ 152,149       $  86,565
=================================================  ==========      ==========      ==========      ==========      ==========
Ratio of expenses to average net assets                 0.98%(c)        1.09%           1.16%           1.22%           1.21%(d)
=================================================  ==========      ==========      ==========      ==========      ==========
Ratio of net investment income to average net
 assets                                                 0.92%(c)        0.30%           0.75%           0.89%           1.87%(e)
=================================================  ==========      ==========      ==========      ==========      ==========
Portfolio turnover rate                                  127%            177%            170%            135%            131%
=================================================  ==========      ==========      ==========      ==========      ==========



                                                      1989            1988            1987            1986            1985
                                                   ----------      ----------      ----------      ----------      ----------
CLASS A:
Net asset value, beginning of period                $   12.79       $   11.47       $   12.26       $   12.90       $   10.88
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

Income from investment operations:
 Net investment income                                   0.40            0.26            0.25            0.36            0.39
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

 Net gains (losses) on securities (both realized
   and unrealized)                                       3.58            2.07            0.53            0.75            2.04
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

    Total from investment operations                     3.98            2.33            0.78            1.11            2.43
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

Less distributions:
 Dividends from net investment income                   (0.43)          (0.26)          (0.39)          (0.43)          (0.34)
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

 Distributions from net realized capital gains          (1.81)          (0.75)          (1.18)          (1.32)          (0.07)
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

   Total distributions                                  (2.24)          (1.01)          (1.57)          (1.75)          (0.41)
-------------------------------------------------  ----------      ----------      ----------      ----------      ----------

Net asset value, end of period                      $   14.53       $   12.79       $   11.47       $   12.26       $   12.90
=================================================  ==========      ==========      ==========      ==========      ==========

Total return(b)                                        31.54%          20.61%           5.96%           8.80%          22.71%
=================================================  ==========      ==========      ==========      ==========      ==========

Ratios/supplemental data:
Net assets, end of period (000s omitted)            $  76,444       $  60,076       $  55,527       $  46,642       $  30,684
=================================================  ==========      ==========      ==========      ==========      ==========

Ratio of expenses to average net assets                 1.00%(d)        1.00%(d)        1.00%           1.00%(d)        1.00%(d)
=================================================  ==========      ==========      ==========      ==========      ==========

Ratio of net investment income to average net
 assets                                                 2.65%(e)        1.98%(e)        1.91%           3.15%(e)        4.67%(e)
=================================================  ==========      ==========      ==========      ==========      ==========

Portfolio turnover rate                                  152%            124%            219%            134%             46%
=================================================  ==========      ==========      ==========      ==========      ==========

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges.

(c) Ratios are based on average net assets of $1,084,846,358.

(d) Ratios of expenses to average net assets prior to reduction of advisory fees were 1.23%, 1.09%, 1.08%, 1.05% and 1.25% for 1990-88 and 1986-85,
    respectively.

(e) Ratios of net investment income to average net assets prior to reduction of advisory fees were 1.85%, 2.56%, 1.90%, 3.14% and 4.47% for 1990-88 and
    1986-85, respectively.



CLASS B:
Net asset value, beginning of period                                                                  $  20.82      $  21.80
----------------------------------------------------------------------------------------------------  --------      --------
Income from investment operations:
  Net investment income                                                                                     --          0.02
----------------------------------------------------------------------------------------------------  --------      --------
  Net gains (losses) on securities (both realized and unrealized)                                         0.51         (0.21)
----------------------------------------------------------------------------------------------------  --------      --------
      Total from investment operations                                                                    0.51         (0.19)
----------------------------------------------------------------------------------------------------  --------      --------
Less distributions:
  Dividends from net investment income                                                                      --         (0.02)
----------------------------------------------------------------------------------------------------  --------      --------
  Distributions from net realized capital gains                                                          (0.20)        (0.77)
----------------------------------------------------------------------------------------------------  --------      --------
      Total Distributions                                                                                (0.20)        (0.79)
----------------------------------------------------------------------------------------------------  --------      --------
Net asset value, end of period                                                                        $  21.13      $  20.82
====================================================================================================  ========      ========
Total return(a)                                                                                           2.46%        (0.74)%
====================================================================================================  ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                              $680,119      $ 63,215
====================================================================================================  ========      ========
Ratio of expenses to average net assets                                                                   1.90%(b)      1.85%(c)
====================================================================================================  ========      ========
Ratio of net investment income (loss) to average net assets                                               0.00%(b)     (0.46)%(c)
====================================================================================================  ========      ========
Portfolio turnover rate                                                                                    127%          177%
====================================================================================================  ========      ========

(a) Total returns do not deduct contingent deferred sales charges and for periods less than one year are not annualized.

(b) Ratios are annualized and based on average net assets of $359,607,861.

(c) Annualized.

                                                                   APPENDIX II

                         AIM Income Semi-Annual Report

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 1995
(Unaudited)

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-62.54%

ADVERTISING/BROADCASTING-0.41%

Comcast Corp.,
  Sr. Sub. Deb., 9.50%                             01/15/08       $   1,000,000     $    997,500
------------------------------------------------------------------------------------------------

AIRLINES-3.08%

Delta Air Lines,
  Deb., 10.375%                                    02/01/11           1,500,000        1,738,155
------------------------------------------------------------------------------------------------
  Equipment Trust Certificates, 10.50%             04/30/16           5,000,000        5,808,950
------------------------------------------------------------------------------------------------
                                                                                       7,547,105
------------------------------------------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-3.10%

General Motors Corp.,
  Deb., 8.80%                                      03/01/21           6,700,000        7,588,956
------------------------------------------------------------------------------------------------

AUTOMOBILE/TRUCKS PARTS & TIRES-0.41%

Pronet,
  Sr. Sub. Notes., 11.875% (acquired 06/12/95;
  cost $1,053,260)(a)                              06/15/05           1,000,000        1,007,500
------------------------------------------------------------------------------------------------

BUILDING MATERIALS-0.41%

Triangle Pacific Corp.,
  Sr. Notes, 10.50%                                08/01/03           1,000,000        1,017,500
------------------------------------------------------------------------------------------------

CABLE TELEVISION-2.24%

Heartland Wireless Communications,
  Sr. Notes, 13.00% (acquired 04/20/95-04/21/95;
  cost $1,211,250)(a)                              04/15/03           1,200,000        1,272,000
------------------------------------------------------------------------------------------------
Marcus Cable Operating Co.,
  Sr. Disc. Notes, 13.50%(b)                       08/01/04           5,000,000        3,162,500
------------------------------------------------------------------------------------------------
Videotron Ltd.,
  Yankee Sr. Sub. Notes, 10.625%                   02/15/05           1,000,000        1,052,500
------------------------------------------------------------------------------------------------
                                                                                       5,487,000
------------------------------------------------------------------------------------------------

CONTAINERS-1.59%

Ivex Packaging Inc.,
  Sr. Sub. Notes, 12.50%                           12/15/02           1,500,000        1,612,500
------------------------------------------------------------------------------------------------
Owens-Illinois Inc.,
  Sr. Sub. Notes, 10.00%                           08/01/02           2,000,000        2,035,000
------------------------------------------------------------------------------------------------

FINANCIALS

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
CONTAINERS-(continued)

Venture Holdings,
  Sr. Sub. Notes, 9.75%                            04/01/04       $     290,000     $    242,150
------------------------------------------------------------------------------------------------
                                                                                       3,889,650
------------------------------------------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-12.54%

Associates Corp.,
  Deb., 7.95%                                      02/15/10           6,000,000        6,525,000
------------------------------------------------------------------------------------------------
GMAC,
  Notes, 5.50%(c)                                  10/15/02           3,425,000        3,803,565
------------------------------------------------------------------------------------------------
GPA Delaware Inc.,
  Deb., 8.75%                                      12/15/98           2,000,000        1,700,000
------------------------------------------------------------------------------------------------
ITT Corp.,
  Deb., 8.85%                                      07/15/05           6,500,000        7,583,290
------------------------------------------------------------------------------------------------
Loehmann's Holdings,
  Sr. Sub. Notes, 13.75%                           02/15/99           1,235,000        1,210,300
------------------------------------------------------------------------------------------------
Olympic Financial Ltd.,
  Deb., 13.00%                                     05/01/00           1,000,000        1,025,000
------------------------------------------------------------------------------------------------
Sea Containers,
  Sr. Sub. Deb., 12.50%                            12/01/04           2,000,000        2,180,000
------------------------------------------------------------------------------------------------
Westinghouse Credit Corp.,
  Deb., 8.875%                                     06/14/14           6,000,000        6,660,000
------------------------------------------------------------------------------------------------
                                                                                      30,687,155
------------------------------------------------------------------------------------------------

FOOD PROCESSING-3.36%

ConAgra Inc.,
  Sub. Notes, 9.75%                                03/01/21           4,000,000        4,851,520
------------------------------------------------------------------------------------------------
Curtice-Burns,
  Sr. Sub. Notes., 12.25%                          02/01/05           1,300,000        1,378,000
------------------------------------------------------------------------------------------------
Fleming Companies Inc.,
  Sr. Notes, 10.625%                               12/15/01           1,000,000        1,052,500
------------------------------------------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%                          08/01/03           1,000,000          942,500
------------------------------------------------------------------------------------------------
                                                                                       8,224,520
------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT-3.22%

Province of Manitoba,
  Yankee Bond, 7.75%                               07/17/16           7,500,000        7,887,675
------------------------------------------------------------------------------------------------

GAMING-1.50%

Showboat Inc.,
  First Mortgage Notes, 9.25%                      05/01/08           4,000,000        3,670,000
------------------------------------------------------------------------------------------------

FINANCIALS

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
HOMEBUILDING-0.41%

Continental Homes Holdings,
  Sr. Notes, 12.00%                                08/01/99       $   1,000,000     $  1,005,000
------------------------------------------------------------------------------------------------

HOTELS/MOTELS-0.51%

John Q. Hammons Hotels,
  Gtd. First Mortgage Notes, 8.875%                02/15/04           1,300,000        1,261,000
------------------------------------------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.69%

American Life Holding,
  Sr. Sub. Notes, 11.25%                           09/15/04           1,300,000        1,352,000
------------------------------------------------------------------------------------------------
Americo Life Inc.,
  Sr. Sub. Notes, 9.25%                            06/01/05           3,000,000        2,775,000
------------------------------------------------------------------------------------------------
                                                                                       4,127,000
------------------------------------------------------------------------------------------------

INSURANCE (MULTI-LINE/PROPERTY)-0.41%

Terra Nova Holdings,
  Yankee Sr. Notes, 10.75%                         07/01/05           1,000,000        1,007,500
------------------------------------------------------------------------------------------------

LEISURE & RECREATION-3.44%

Icon Health & Fitness, Sr. Sub. Notes, 13.00%
  (acquired 11/04/94-12/07/94; cost
  $1,475,133)(a)                                   07/15/02           1,500,000        1,552,500
------------------------------------------------------------------------------------------------
Stratosphere Corp.,
  First Mortgage Notes, 14.25%                     05/15/02           1,000,000        1,020,000
------------------------------------------------------------------------------------------------
Time Warner Entertainment,
  Notes, 10.15%                                    05/01/12           5,000,000        5,843,700
------------------------------------------------------------------------------------------------
                                                                                       8,416,200
------------------------------------------------------------------------------------------------

MACHINERY (HEAVY)-2.71%

Caterpillar Inc.,
  Deb., 9.375%                                     08/15/11           5,000,000        6,016,400
------------------------------------------------------------------------------------------------
Primeco Inc.,
  Sr. Sub. Notes, 12.75%                           03/01/05             600,000          612,000
------------------------------------------------------------------------------------------------
                                                                                       6,628,400
------------------------------------------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-1.42%

AM General Corp.,
  Sr. Notes, 12.875% (acquired 04/21/95;
  cost $1,492,005)(a)                              05/01/02           1,500,000        1,425,000
------------------------------------------------------------------------------------------------
Interlake Corp.,
  Sr. Notes, 12.00%                                11/15/01           1,000,000        1,015,000
------------------------------------------------------------------------------------------------
MVE Inc.,
  Sr. Sec. Notes, 12.50%                           02/15/02           1,000,000        1,040,000
------------------------------------------------------------------------------------------------
                                                                                       3,480,000
------------------------------------------------------------------------------------------------

FINANCIALS

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
MEDICAL (PATIENT SERVICES)-0.45%

OrNda Healthcorp,
  Sr. Sub. Notes, 11.375%                          08/15/04       $   1,000,000     $  1,092,500
------------------------------------------------------------------------------------------------

NATURAL GAS PIPELINE-2.01%

Transco Energy Co.,
  Deb., 9.875%                                     06/15/20           4,000,000        4,914,160
------------------------------------------------------------------------------------------------

OIL & GAS-3.27%

Petroleum Heat & Power,
  Sub. Deb., 12.25%                                02/01/05           1,370,000        1,452,200
------------------------------------------------------------------------------------------------
Sun Company,
  Deb., 9.00%                                      11/01/24           4,000,000        4,570,840
------------------------------------------------------------------------------------------------
Talisman Energy,
  Yankee Deb., 7.125%                              06/01/07           2,000,000        1,985,000
------------------------------------------------------------------------------------------------
                                                                                       8,008,040
------------------------------------------------------------------------------------------------

RETAIL (FOOD & DRUG)-1.40%

Dominick's Finer Foods,
  Sr. Sub. Notes, 10.875% (acquired 04/27/95;
  cost $750,000)(a)                                05/01/05             750,000          761,250
------------------------------------------------------------------------------------------------
Penn Traffic Co.,
  Sr. Notes, 10.65%                                11/01/04           1,580,000        1,655,050
------------------------------------------------------------------------------------------------
Ralph's Grocery Co.,
  Sr. Notes, 10.45%                                06/15/04           1,000,000        1,000,000
------------------------------------------------------------------------------------------------
                                                                                       3,416,300
------------------------------------------------------------------------------------------------

RETAIL (STORES)-1.53%

Pamida Inc.,
  Sr. Sub. Notes, 11.75%                           03/15/03           1,000,000          890,000
------------------------------------------------------------------------------------------------
Specialty Retail,
  Sr. Sub. Notes, 11.00%                           08/15/03           2,000,000        1,840,000
------------------------------------------------------------------------------------------------
United Stationer Supply,
  Sr. Sub. Notes, 12.75% (acquired
  04/26/95-05/22/95;
  cost $1,005,225)(a)                              05/01/05           1,000,000        1,020,000
------------------------------------------------------------------------------------------------
                                                                                       3,750,000
------------------------------------------------------------------------------------------------

STEEL-0.94%

GS Technologies Inc.,
  Sr. Notes, 12.00%                                09/01/04           1,000,000          985,000
------------------------------------------------------------------------------------------------
Gulf States Steel,
  Sr. Notes, 13.50% (acquired 04/12/95;
  cost $1,364,500)(a)                              04/15/03           1,360,000        1,305,600
------------------------------------------------------------------------------------------------
                                                                                       2,290,600
------------------------------------------------------------------------------------------------

FINANCIALS

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
TELECOMMUNICATIONS-0.44%

Mobile Telecomm Technology,
  Sr. Notes, 13.50%                                12/15/02       $   1,000,000     $  1,072,500
------------------------------------------------------------------------------------------------

TEXTILES-2.02%

Consoltex Group,
  Sr. Sub. Notes, 11.00%                           10/01/03           1,500,000        1,372,500
------------------------------------------------------------------------------------------------
Fieldcrest Cannon Inc.,
  Sr. Sub. Deb., 11.25%                            06/15/04           2,000,000        2,080,000
------------------------------------------------------------------------------------------------
Tarkett International,
  Sr. Sub. Notes, 9.00% (acquired 02/08/94;
  cost $1,500,000)(a)                              03/01/02           1,500,000        1,492,500
------------------------------------------------------------------------------------------------
                                                                                       4,945,000
------------------------------------------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.84%

Gearbulk Holdings Ltd,
  Sr. Notes, 11.25%                                12/01/04           1,000,000        1,060,000
------------------------------------------------------------------------------------------------
Trans Ocean Container,
  Sr. Sub. Notes, 12.25%                           07/01/04           1,000,000        1,010,000
------------------------------------------------------------------------------------------------
                                                                                       2,070,000
------------------------------------------------------------------------------------------------

UTILITIES-7.19%

California Energy Company, Inc.,
  Sr. Disc. Notes, 10.25%(b)                       01/15/04           1,500,000        1,275,000
------------------------------------------------------------------------------------------------
Indiana-Michigan Power Co.,
  Sec. Lease Obligation Bonds, 9.82%               12/07/22           8,991,749       11,076,756
------------------------------------------------------------------------------------------------
Kansas Gas & Electric,
  Sec. Lease Obligation Bonds, 8.29%               03/29/16           5,000,000        5,239,200
------------------------------------------------------------------------------------------------
                                                                                      17,590,956
------------------------------------------------------------------------------------------------
       Total U.S. Dollar Denominated
         Non-Convertible Bonds & Notes                                               153,079,717
------------------------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-1.12%

COMPUTER NETWORKING-0.42%

3COM Corp.,
  Conv. Sub. Notes, 10.25% (acquired 11/08/94;
  cost $800,000)(a)                                11/01/01             800,000        1,024,000
------------------------------------------------------------------------------------------------

FINANCE-(CONSUMER CREDIT)-0.70%

Henderson Capital,
  Conv. Bonds, 4.50%                               10/27/96           1,700,000        1,708,500
------------------------------------------------------------------------------------------------
       Total U.S. Dollar Denominated
         Convertible Bonds & Notes                                                     2,732,500
------------------------------------------------------------------------------------------------

FINANCIALS

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
  BONDS & NOTES(d)-8.33%

CANADA-3.47%

Bell Canada (Telecommunications),
  Deb., 10.875%                                    10/11/04        CAD3,000,000     $  2,499,818
------------------------------------------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas),
  Deb., 11.00%                                     10/31/00           3,200,000        2,577,939
------------------------------------------------------------------------------------------------
IPL Energy Inc. (Oil Equipment & Supplies)
  Deb., Series A, 9.67%                            02/23/00           3,100,000        2,390,171
------------------------------------------------------------------------------------------------
Rogers Cablesystem, Inc. (Cable Television),
  Sr. Sec. Second Priority Deb., 9.65%             01/15/14           1,750,000        1,032,034
------------------------------------------------------------------------------------------------
                                                                                       8,499,962
------------------------------------------------------------------------------------------------

GERMANY-4.50%

International Bank for Reconstruction &
  Development (Supranational Organization),
  Unsub. Global Bonds, 5.875%                      11/10/03        DEM7,000,000        4,673,584
------------------------------------------------------------------------------------------------
  Unsub. Global Bonds, 7.125%                      04/12/05           8,800,000        6,330,350
------------------------------------------------------------------------------------------------
                                                                                      11,003,934
------------------------------------------------------------------------------------------------

ITALY-0.36%

KFW International Finance (Finance-Consumer
  Credit), Gtd. Notes, 11.625%                     11/27/98    ITL1,430,000,000          873,076
------------------------------------------------------------------------------------------------
       Total Non-U.S. Dollar Denominated
         Non-Convertible Bonds & Notes                                                20,376,972
------------------------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS
  & NOTES(d)-5.39%

AUSTRALIA-0.43%

Lion Nathan Ltd.(Beverages)
  Conv. Sub. Deb., 11.76%                          09/30/00        AUD1,490,300        1,056,132
------------------------------------------------------------------------------------------------

CANADA-1.01%

Repap Enterprise (Paper & Forest Products),
  Conv. Deb., 9.00%                                06/30/98        CAD3,500,000        2,471,787
------------------------------------------------------------------------------------------------

UNITED KINGDOM-3.95%

ELF Enterprise Finance PLC (Finance-Consumer
  Credit), Gtd. Conv. Bonds, 8.75%                 06/27/06        BPS2,900,000        4,543,502
------------------------------------------------------------------------------------------------
Lasmo PLC (Oil Equipment & Supplies)
  Conv. Deb., 7.75%                                10/04/05           3,700,000        5,120,089
------------------------------------------------------------------------------------------------
                                                                                       9,663,591
------------------------------------------------------------------------------------------------
       Total Non-U.S. Dollar Denominated
         Convertible Bonds & Notes                                                    13,191,510
------------------------------------------------------------------------------------------------

FINANCIALS

                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT         MARKET VALUE
NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS
  & NOTES(d)-10.15%

AUSTRALIA-5.03%

Australia (Commonwealth of)
  Gtd. Notes, 6.75%                                11/15/06        AUD9,600,000     $  5,633,092
------------------------------------------------------------------------------------------------
Treasury Corp. of Victoria
  Gtd. Notes, 10.25%                               09/15/99           2,300,000        1,726,962
------------------------------------------------------------------------------------------------
Western Australia Treasury Corp.
  Gtd. Notes, 8.00%                                07/15/03           7,500,000        4,943,710
------------------------------------------------------------------------------------------------
                                                                                      12,303,764
------------------------------------------------------------------------------------------------

CANADA-1.07%

New Brunswick (Province of),
  Deb, 8.94%                                       01/15/05        CAD3,500,000        2,618,311
------------------------------------------------------------------------------------------------

GERMANY-4.05%

Bundesrepublik Deutschland
  Deb., 6.75%                                      07/15/04        DEM5,250,000        3,721,582
------------------------------------------------------------------------------------------------
  Deb., 6.875%                                     05/12/05           8,600,000        6,187,100
------------------------------------------------------------------------------------------------
                                                                                       9,908,682
------------------------------------------------------------------------------------------------
       Total Non-U.S. Dollar Denominated
         Government Bonds & Notes                                                     24,830,757
------------------------------------------------------------------------------------------------

                                                                        SHARES
EQUITY SECURITIES-0.63%

CONVERTIBLE PREFERRED STOCKS-0.42%

FINANCE (ASSET MANAGEMENT)-0.42%

American General Life Insurance of Delaware-Series A, $3.00
  Conv. Pfd.                                                             20,000        1,037,500
------------------------------------------------------------------------------------------------

COMMON STOCKS-0.21%

UTILITIES-0.21%

National Power PLC-ADR                                                   24,300          300,713
------------------------------------------------------------------------------------------------
Powergen PLC-ADR                                                         17,300          211,925
------------------------------------------------------------------------------------------------
                                                                                         512,638
------------------------------------------------------------------------------------------------
       Total Equity Securities                                                         1,550,138
------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL
                                                   MATURITY          AMOUNT

U.S. TREASURY SECURITIES-2.30%

U.S. Treasury Bonds, 7.625%                        02/15/25       $   5,000,000        5,642,550
------------------------------------------------------------------------------------------------
       Total U.S. Treasury Securities                                                  5,642,550
------------------------------------------------------------------------------------------------
       Total Investments (excluding Repurchase Agreement)                            221,404,144
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                                    PRINCIPAL          MARKET
                                                   MATURITY          AMOUNT            VALUE
REPURCHASE AGREEMENT-7.12%(e)

Daiwa Securities America Inc., 6.20%(f)            07/03/95       $  17,426,715     $ 17,426,715
------------------------------------------------------------------------------------------------
       Total Repurchase Agreements                                                    17,426,715
------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS -- 97.58%                                                   238,830,859
------------------------------------------------------------------------------------------------
       OTHER ASSETS LESS LIABILITIES -- 2.42%                                          5,926,731
------------------------------------------------------------------------------------------------
       NET ASSETS -- 100.00%                                                        $244,757,590
================================================================================================

Notes to Schedule of Investments:

(a)  Restricted Securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at June 30, 1995 was $8,283,850, which represented 3.38% of the
     Fund's net assets.
(b)  Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(c)  Coupon steps up to 9.00%, effective 10/15/95.
(d)  Foreign denominated securities. Par value and coupon are denominated in currency of country indicated.
(e)  Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement.
     The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(f)  Joint repurchase agreement entered into 06/30/95 with a maturing value of
     $186,890,118. Collateralized by $195,572,000 U.S. Treasury obligations, 0.00% to
     8.375% due 06/27/96 to 08/15/08.

Abbreviations:
ADR   - American Depositary Receipt          BPS   - British Pound Sterling
AUD   - Australian Dollar                    Gtd.   - Guaranteed
CAD   - Canadian Dollar                      ITL    - Italian Lira
Conv.  - Convertible                         Pfd.   - Preferred
Deb.   - Debentures                          Sec.   - Secured
DEM   - German Deutschemark                  Sr.    - Senior
Disc.   - Discounted                         Sub.   - Subordinated
                                             Unsub. - Unsubordinated

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1995
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements, at market value (cost
  $214,841,582)                                                           $221,404,144
--------------------------------------------------------------------------------------
Repurchase agreement (cost $17,426,715)                                     17,426,715
--------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $1,239)                                1,258
--------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                           7,167,911
--------------------------------------------------------------------------------------
  Fund shares sold                                                             500,903
--------------------------------------------------------------------------------------
  Interest                                                                   5,205,173
--------------------------------------------------------------------------------------
Investment for deferred compensation plan                                       60,559
--------------------------------------------------------------------------------------
Other assets                                                                    40,375
--------------------------------------------------------------------------------------
    Total assets                                                           251,807,038
--------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Forward contracts                                                            148,053
--------------------------------------------------------------------------------------
  Investments purchased                                                      6,091,951
--------------------------------------------------------------------------------------
  Fund shares reacquired                                                       112,518
--------------------------------------------------------------------------------------
  Dividends                                                                    320,630
--------------------------------------------------------------------------------------
  Deferred compensation plan                                                    60,559
--------------------------------------------------------------------------------------
Accrued advisory fees                                                           95,988
--------------------------------------------------------------------------------------
Accrued distribution fees                                                      154,468
--------------------------------------------------------------------------------------
Accrued administrative service fees                                              2,358
--------------------------------------------------------------------------------------
Accrued transfer agent fees                                                     12,986
--------------------------------------------------------------------------------------
Accrued trustees' fees                                                           1,289
--------------------------------------------------------------------------------------
Accrued operating expenses                                                      48,648
--------------------------------------------------------------------------------------
    Total liabilities                                                        7,049,448
--------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                               $244,757,590
======================================================================================

NET ASSETS:

Class A                                                                   $222,189,221
======================================================================================
Class B                                                                    $22,568,369
======================================================================================

SHARES OUTSTANDING, $.01 PAR VALUE PER SHARE

Class A                                                                     28,450,096
======================================================================================
Class B                                                                      2,896,529
======================================================================================
Class A:
  Net asset value and redemption price per share                            $     7.81
======================================================================================
  Offering price per share:
    (Net asset value of $7.81 / 95.25%)                                     $     8.20
======================================================================================
Class B:
  Net asset value and offering price per share                              $     7.79
======================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the six months ended June 30, 1995
(Unaudited)

INVESTMENT INCOME:

Interest                                                                     $ 9,709,993
----------------------------------------------------------------------------------------
Dividends                                                                         46,928
----------------------------------------------------------------------------------------
    Total investment income                                                    9,756,921
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                    547,210
----------------------------------------------------------------------------------------
Custodian fees                                                                    28,786
----------------------------------------------------------------------------------------
Distribution fees -- Class A                                                     259,657
----------------------------------------------------------------------------------------
Distribution fees -- Class B                                                      81,452
----------------------------------------------------------------------------------------
Trustees' fees                                                                     2,711
----------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                   112,666
----------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                    15,238
----------------------------------------------------------------------------------------
Administrative services fees                                                      34,665
----------------------------------------------------------------------------------------
Other                                                                             77,494
----------------------------------------------------------------------------------------
    Total expenses                                                             1,159,879
----------------------------------------------------------------------------------------
Net investment income                                                          8,597,042
----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                                        2,532,791
----------------------------------------------------------------------------------------
  Foreign currencies                                                             946,509
----------------------------------------------------------------------------------------
  Forward contracts                                                             (338,838)
----------------------------------------------------------------------------------------
                                                                               3,140,462
----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                                                       15,689,580
----------------------------------------------------------------------------------------
  Foreign currencies                                                              54,189
----------------------------------------------------------------------------------------
  Forward contracts                                                             (112,743)
----------------------------------------------------------------------------------------
                                                                              15,631,026
----------------------------------------------------------------------------------------
  Net realized & unrealized gain from investment securities, foreign
    currencies and forward transactions                                       18,771,488
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $27,368,530
========================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1995 and the year ended December 31, 1994 (Unaudited)

                                                              JUNE 30,         DECEMBER 31,
                                                                1995               1994
OPERATIONS:

  Net investment income                                     $  8,597,042        $17,083,355
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward transactions                3,140,462        (18,454,102)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward transactions   15,631,026        (18,072,358)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                             27,368,530        (19,443,105)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                     (8,045,625)       (14,029,228)
-------------------------------------------------------------------------------------------
  Class B                                                       (551,417)          (478,570)
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                       (342,979)               --
-------------------------------------------------------------------------------------------
  Class B                                                        (23,507)               --
-------------------------------------------------------------------------------------------
Distributions to shareholders from capital:
  Class A                                                             --         (3,123,648)
-------------------------------------------------------------------------------------------
  Class B                                                             --           (122,674)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                             --           (360,558)
-------------------------------------------------------------------------------------------
  Class B                                                             --            (20,562)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      3,435,585         (6,155,618)
-------------------------------------------------------------------------------------------
  Class B                                                      8,919,284          9,961,208
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                     30,759,871        (33,772,755)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                        213,997,719        247,770,474
-------------------------------------------------------------------------------------------
  End of period                                             $244,757,590       $213,997,719
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                             $251,361,742       $239,006,873
-------------------------------------------------------------------------------------------
  Undistributed net investment income                           (426,545)           (60,059)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from sales of
    investment securities, foreign currencies and forward
    transactions                                             (12,637,576)       (15,778,038)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward
    transactions                                               6,459,969         (9,171,057)
-------------------------------------------------------------------------------------------
                                                            $244,757,590       $213,997,719
===========================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

June 30, 1995
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Non-convertible bonds and notes are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Exchange listed convertible bonds are valued based at the mean between the closing bid and asked prices obtained from a broker-dealer. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts - A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to

FINANCIALS
   minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding contracts at June 30, 1995 were as follows:

                        Contract to                 Unrealized
   Settlement   -----------------------------      Appreciation
      Date          Receive          Deliver      (Depreciation)
   ----------   --------------     ----------     --------------
   08/08/95     CAD 10,100,000     $7,345,842       $ (27,532)
   08/03/95     DEM  4,200,000     $3,041,639         (10,133)
   08/15/95     DEM  4,600,000     $3,332,805        (110,388)
                                                    ---------
                                                    $(148,053)

D. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividends to shareholders are declared daily and are paid monthly.
E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $12,957,073 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2001. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses - Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion. This agreement requires AIM to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1995, AIM was reimbursed $34,665 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended June 30, 1995, the Fund paid AFS $77,354 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets

FINANCIALS
attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a program which provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended June 30, 1995, the Class A shares and the Class B shares paid AIM Distributors $259,657 and $81,452, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $54,401 from sales of the Class A shares of the Fund during the six months ended June 30, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1995, AIM Distributors received $27,547 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1995 the Fund paid legal fees of $704 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of the Trust. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1995 was $373,864,163 and $357,900,469, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1995 is as follows:

Aggregate unrealized appreciation of investment securities              $ 9,382,883
-----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities             (2,820,321)
-----------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                    $ 6,562,562
===================================================================================

Cost of investments for tax purposes is $232,268,297.

FINANCIALS

NOTE 5 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1995 and the year ended December 31, 1994 were as follows:

                                                                 JUNE 30, 1995           DECEMBER 31, 1994
                                                             ----------------------    ----------------------
                                                              SHARES       VALUE        SHARES        VALUE
                                                             --------    ----------    --------     ----------
Sold:
  Class A                                                    2,668,812   $20,120,257     4,265,341   $33,272,800
------------------------------------------------------------------------------------    ------------------------
  Class B                                                    1,316,662     9,923,523     1,696,358    13,014,930
------------------------------------------------------------------------------------    ------------------------
Issued as reinvestment of dividends:
  Class A                                                      924,728     6,963,161     1,895,928    14,388,718
------------------------------------------------------------------------------------    ------------------------
  Class B                                                       46,457       349,288        54,029       403,397
------------------------------------------------------------------------------------    ------------------------
Reacquired:
  Class A                                                   (3,161,872)  (23,647,833)   (7,025,819)  (53,817,136)
------------------------------------------------------------------------------------    ------------------------
  Class B                                                     (181,850)   (1,353,527)     (462,198)   (3,457,119)
------------------------------------------------------------------------------------    ------------------------
                                                             1,612,937   $12,354,869       423,639    $3,805,590
====================================================================================    ========================

NOTE 6 - FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share outstanding for the six months ended June 30, 1995 and each of the years in the nine-year period ended December 31, 1994 and for a Class B share outstanding during the six months ended June 30, 1995, the year ended December 31, 1994 and the period September 7, 1993 (date sales commenced) through December 31, 1993.

                                                                                     DECEMBER 31,
                                      JUNE 30,      ------------------------------------------------------------------------------
CLASS A:                                1995          1994          1993        1992(A)         1991          1990          1989
                                      --------      --------      --------      --------      --------      --------      --------
Net asset value, beginning of
 period                               $   7.20      $   8.45      $   8.03      $   8.07      $   7.41      $   7.80      $   7.53
----------------------------------    --------      --------      --------      --------      --------      --------      --------
Income from investment operations:
 Net investment income                    0.29          0.58          0.60          0.60          0.61          0.65          0.66
----------------------------------    --------      --------      --------      --------      --------      --------      --------
 Net gains (losses) on securities
   (both realized and unrealized)         0.62         (1.22)         0.61         (0.03)         0.66         (0.39)         0.32
----------------------------------    --------      --------      --------      --------      --------      --------      --------
   Total from investment
     operations                           0.91         (0.64)         1.21          0.57          1.27          0.26          0.98
----------------------------------    --------      --------      --------      --------      --------      --------      --------
Less distributions:
 Dividends from net investment
   income                                (0.30)        (0.49)        (0.60)        (0.61)        (0.61)        (0.65)        (0.71)
----------------------------------    --------      --------      --------      --------      --------      --------      --------
 Distributions from net realized
   capital gains                           --          (0.01)        (0.19)           --            --            --            --
----------------------------------    --------      --------      --------      --------      --------      --------      --------
 Distributions from capital                --          (0.11)           --            --            --            --            --
----------------------------------    --------      --------      --------      --------      --------      --------      --------
   Total distributions                   (0.30)        (0.61)        (0.79)        (0.61)        (0.61)        (0.65)        (0.71)
==================================    ========      ========      ========      ========      ========      ========      ========
Net asset value, end of period        $   7.81      $   7.20      $   8.45      $   8.03      $   8.07      $   7.41      $   7.80
==================================    ========      ========      ========      ========      ========      ========      ========
Total return(b)                          12.87%        (7.65)%       15.38%         7.42%        18.00%         3.65%        13.56%
==================================    ========      ========      ========      ========      ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                             $222,189      $201,677      $244,168      $218,848      $231,798      $215,987      $229,222
==================================    ========      ========      ========      ========      ========      ========      ========
Ratio of expenses to average net
 assets                                   0.97%(c)      0.98%         0.98%         0.99%(d)      1.00%(d)      1.00%         0.96%
==================================    ========      ========      ========      ========      ========      ========      ========
Ratio of net investment income to
 average net assets                       7.74%(c)      7.53%         7.01%         7.54%(d)      7.97%(d)      8.73%         8.56%
==================================    ========      ========      ========      ========      ========      ========      ========
Portfolio turnover rate                    172%          185%           99%           82%           67%          106%          222%
==================================    ========      ========      ========      ========      ========      ========      ========


CLASS A:                              1988          1987          1986
                                    --------      --------      --------
Net asset value, beginning of
 period                             $   7.55      $   8.20      $   7.53
----------------------------------  --------      --------      --------
Income from investment operations:
 Net investment income                  0.68          0.67          0.71
----------------------------------  --------      --------      --------
 Net gains (losses) on securities
   (both realized and unrealized)      (0.02)        (0.63)         0.60
----------------------------------  --------      --------      --------
   Total from investment
     operations                         0.66          0.04          1.31
----------------------------------  --------      --------      --------
Less distributions:
 Dividends from net investment
   income                              (0.68)        (0.69)        (0.64)
----------------------------------  --------      --------      --------
 Distributions from net realized
   capital gains                          --            --            --
----------------------------------  --------      --------      --------
 Distributions from capital               --            --            --
----------------------------------  --------      --------      --------
   Total distributions                 (0.68)        (0.69)        (0.64)
----------------------------------  --------      --------      --------
Net asset value, end of period      $   7.53      $   7.55      $   8.20
==================================  ========      ========      ========
Total return(b)                         9.01%         0.56%        18.04%
==================================  ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                           $218,946      $237,466      $273,121
==================================  ========      ========      ========
Ratio of expenses to average net
 assets                                 0.95%         0.84%         0.82%
==================================  ========      ========      ========
Ratio of net investment income to
 average net assets                     8.81%         8.64%         8.93%
==================================  ========      ========      ========
Portfolio turnover rate                  361%          195%           85%
==================================  ========      ========      ========

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year are not annualized.
(c) Ratios are annualized and are based on average net assets of $209,447,230.
(d) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements were 1.00% and 1.03% for 1992-1991, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements were 7.53% and 7.94% for 1992-1991, respectively.

FINANCIALS

                                                                                                              DECEMBER 31,
                                                                                             JUNE 30,      -------------------
CLASS B:                                                                                       1995         1994         1993
                                                                                             --------      -------      ------
Net asset value, beginning of period                                                         $   7.18      $  8.43      $ 8.95
----------------------------------------------------------------------------------------     --------      -------      ------
Income from investment operations:
 Net investment income                                                                           0.26         0.52        0.19
----------------------------------------------------------------------------------------     --------      -------      ------
 Net gains (losses) on securities (both realized and unrealized)                                 0.62        (1.23)      (0.34)
----------------------------------------------------------------------------------------     --------      -------      ------
   Total from investment operations                                                              0.88        (0.71)      (0.15)
----------------------------------------------------------------------------------------     --------      -------      ------
Less distributions:
 Dividends from net investment income                                                           (0.27)       (0.42)      (0.18)
----------------------------------------------------------------------------------------     --------      -------      ------
 Distributions from net realized capital gains                                                    --         (0.01)      (0.19)
----------------------------------------------------------------------------------------     --------      -------      ------
 Distributions from capital                                                                       --         (0.11)         --
----------------------------------------------------------------------------------------     --------      -------      ------
   Total distributions                                                                          (0.27)       (0.54)      (0.37)
----------------------------------------------------------------------------------------     --------      -------      ------
Net asset value, end of period                                                               $   7.79      $  7.18      $ 8.43
========================================================================================     ========      =======      ======
Total return(a)                                                                                 12.41%       (8.46)%     (0.75)%
========================================================================================     ========      =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                      $22,568      $12,321      $3,602
========================================================================================     ========      =======      ======
Ratio of expenses to average net assets                                                          1.84%(b)     1.83%(c)    1.75(c)(d)
========================================================================================     ========      =======      ======
Ratio of net investment income to average net assets                                             6.87%(b)     6.69%(c)    6.24(c)(d)
========================================================================================     ========      =======      ======
Portfolio turnover rate                                                                           172%         185%         99%
========================================================================================     ========      =======      ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $16,425,336.
(c) After expense reimbursements. Ratios of expenses to average net assets prior to expense reimbursements were 2.04% and 2.50% (annualized) for 1994 and 1993, respectively. Ratios of net investment income to average net assets prior to expense reimbursements were 6.48% and 5.49% (annualized) for 1994 and 1993, respectively.
(d) Annualized.

                                                                   APPENDIX III

REPORT OF INDEPENDENT ACCOUNTANTS
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202

[Price Waterhouse LLP Logo]

To the Shareholders and Board of Directors of Baird Quality Bond Fund

          In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baird Quality Bond Fund (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the year from October 1, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


November 2, 1995

BAIRD QUALITY BOND FUND
STATEMENT OF NET ASSETS
September 30, 1995

LONG-TERM INVESTMENTS 92.0% (a)

Principal                                                                                        Amortized           Quoted
 Amount                                                                                             Cost           Market Value
---------                                                                                        ---------         ------------
                  CORPORATE BONDS - 39.1%
$300,000          Bankers Trust NY Corp., 8.25%, due 05/01/05                                    $ 313,143             323,813
 200,000          Wal-Mart Stores, 8.875%, due 06/29/11                                            209,463             210,375
 250,000          Southwestern Bell Telephone,
                   7.375%, due 05/01/12                                                            256,255             247,500
 300,000          Paine Webber Group Inc., 7.625%, due 2/15/14                                     287,054             288,000
 400,000          Lehman Brothers Holdings, 8.50%, due 08/01/15                                    417,277             422,000
 400,000          Becton, Dickinson & Co., 9.25%, due 06/01/16                                     420,174             420,996
 300,000          Kraft Inc., 8.50%, due 02/15/17                                                  310,376             311,078
 400,000          Torchmark Corp., 8.625%, due 03/01/17                                            380,679             413,000
 357,000          Southern California Edison Co.,
                   8.875%, due 05/01/23                                                            375,045             374,927
                                                                                                ----------           ---------
                        Total corporate bonds                                                    2,969,466           3,011,689

                  FEDERAL AGENCIES - 40.5%
 100,000          Federal Home Loan Mortgage Corp.,
                   8.193%, due 12/16/97                                                             99,734             100,406
 300,000          Federal Home Loan Bank,
                   6.95%, due 05/24/99                                                             300,000             300,797
 300,000          SALLIEMAE, 7.00%, due 06/26/00                                                   300,000             300,000
 500,000          Federal Home Loan Mortgage Corp.,
                   7.90%, due 04/27/05                                                             507,652             513,203
 500,000          Federal National Mortgage Association,
                   7.61% due 06/06/05                                                              500,000             499,375
 900,000          Federal Home Loan Mortgage Corp.,
                   7.13%, due 09/15/05                                                             900,000             900,510
 500,000          Federal Home Loan Bank,
                   7.40%, due 09/22/05                                                             500,000             500,313
                                                                                                 ---------           ---------
                        Total federal agencies                                                   3,107,386           3,114,604

                  MORTGAGE BACKED SECURITIES - 9.4%
 389,156          Drexel Burnham Lambert CMO Trust, Series J Class 2,
                   8.00%, due 07/01/17                                                             388,201             389,157
 250,000          Federal Home Loan Mortgage Corp. 1101M,
                   6.95%, due 07/15/21                                                             249,782             239,375
 100,000          Federal Home Loan Mortgage Corp. 1508G,
                   6.75%, due 12/15/21                                                             100,790              97,078
                                                                                                 ---------           ---------
                        Total mortgage backed securities                                           738,773             725,610

                  U.S. TREASURY SECURITIES - 3.0%
 600,000          U.S. Principal Strips, 0%, due 11/15/09                                          230,040             234,040
                                                                                                 ---------           ---------
                        Total treasury securities                                                  230,040             234,040
                                                                                                 ---------           ---------
                        Total long-term investments                                              7,045,665           7,085,943

BAIRD QUALITY BOND FUND
STATEMENT OF NET ASSETS (Continued)
September 30, 1995



SHORT-TERM INVESTMENTS 7.7% (a)




  Principal                                                                      Amortized                 Quoted
   Amount                                                                          Cost                 Market Value
-----------                                                                      ---------              ------------
                VARIABLE RATE DEMAND NOTES
$ 30,000        General Mills, Inc.                                           $     30,000              $     30,000
  25,000        Pitney Bowes Credit Corp.                                           25,000                    25,000
 380,000        Sara Lee Corp.                                                     380,000                   380,000
  79,700        Warner-Lambert Company                                              79,700                    79,700
  80,000        Wisconsin Electric Power Company                                    80,000                    80,000
                                                                              ------------              ------------
                          Total short-term investments                             594,700                   594,700
                                                                              ------------              ------------
                          Total investments                                   $  7,640,365                 7,680,643
                                                                              ============


                Cash and receivables,
                   less liabilities - 0.3% (a)                                                                20,372
                                                                                                        ------------
                          NET ASSETS                                                                    $  7,701,015
                                                                                                        ============
                Net Asset Value Per Share
                  ($0.01 par value, 300,000,000
                  shares authorized), redemption price
                  ($7,701,015 divided by 814,278 shares outstanding)                                    $       9.46
                                                                                                        ============
                Maximum Offering Price Per Share
                  (net asset value plus 4.16% of the
                  net asset value or 4.00% of the
                  offering price calculated as
                  $9.46 x 100 divided by 96.00)                                                         $       9.85
                                                                                                        ============


  (a) Percentages for the various classifications relate to net assets.


  The accompanying notes to financial statements are an integral part of this statement.

BAIRD QUALITY BOND FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INCOME:
      Interest                                                               $   638,344
                                                                             -----------
                   Total income                                                  638,344
                                                                             -----------
EXPENSES:
      Management fees                                                             42,023
      Professional fees                                                           18,612
      Distributor fees                                                            15,518
      Amortization of organizational expenses                                      9,451
      Registration fees                                                            8,905
      Administrative services                                                      8,359
      Custodian fees                                                               6,592
      Printing and postage expense                                                 3,264
      Transfer agent fees                                                          2,765
      Other expenses                                                               2,968
                                                                             -----------
                    Total expenses before reimbursement                          118,457
      Less expenses assumed by adviser                                           (68,030)
                                                                             -----------
                    Net expenses                                                  50,427
                                                                             -----------
NET INVESTMENT INCOME                                                            587,917
                                                                             -----------
NET REALIZED LOSS ON INVESTMENTS                                                (304,002)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                           745,322
                                                                             -----------
NET GAIN ON INVESTMENTS                                                          441,320
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 1,029,237
                                                                             ===========


The accompanying notes to financial statements are an integral part of this statement.

BAIRD QUALITY BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1995 AND 1994


                                                                                   1995           1994
                                                                               -----------    -----------
OPERATIONS:
Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   587,917    $   541,382
Net realized loss on investments . . . . . . . . . . . . . . . . . . . . . .      (304,002)      (173,396)
Net increase (decrease) in unrealized appreciation on investments                  745,322       (829,284)
                                                                               -----------    -----------
   Net increase (decrease) in net assets resulting from operations . . . . .     1,029,237       (461,298)
                                                                               -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income
   ($0.64 and $0.67 per share, respectively). . . . . . . . . . . . .  . . .      (587,917)      (541,378)
 Distribution from net realized gains
   ($0.11 per share). . . . . . . . . . . . . . . . . . . . . . . . .  . . .            -         (73,944)
                                                                               -----------    -----------
   Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .      (587,917)      (615,322)
                                                                               -----------    -----------

FUND SHARE ACTIVITIES:
 Proceeds from shares issued
   (191,884 and 370,441 shares, respectively). . . . . . . . . . . . . . . .     1,728,536      3,667,913
 Net asset value of shares issued in distributions
   (7,938 and 8,204 shares, respectively). . . . . . . . . . . . . . . . . .        72,434         79,813
 Cost of shares redeemed (270,508 and 99,176 shares, respectively)              (2,502,561)      (949,644)
                                                                               -----------    -----------
 Net (decrease) increase in net assets
   derived from Fund share activities. . . . . . . . . . . . . . . . . . . .      (701,591)     2,798,082
                                                                               -----------    -----------
 TOTAL (DECREASE) INCREASE . . . . . . . . . . . . . . . . . . . . . . . . .      (260,271)     1,721,462

NET ASSETS AT THE BEGINNING OF THE YEAR  . . . . . . . . . . . . . . . . . .     7,961,286      6,239,824
                                                                               -----------    -----------
NET ASSETS AT THE END OF THE YEAR  . . . . . . . . . . . . . . . . . . . . .    $7,701,015     $7,961,286
                                                                               ===========    ===========


The accompanying notes to financial statements are an integral part of these statements.

BAIRD QUALITY BOND FUND
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                     FOR THE YEAR FROM
                                             FOR THE YEARS ENDED SEPTEMBER 30,        OCTOBER 1, 1992*
                                           ------------------------------------       TO SEPTEMBER 30,
                                                1995                  1994                 1993
                                           ---------------      ---------------       ----------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year           $   9.00              $   10.31            $   10.00
Income from investment operations:
     Net investment income. . . . . . .          0.64                   0.67                 0.63
     Net realized and unrealized gain
        (loss) on investments . . . . .          0.46                  (1.20)                0.31
                                            ---------              ---------            ---------
Total from investment operations  . . .          1.10                  (0.53)                0.94
Less distributions:
     Dividends from net investment
        income  . . . . . . . . . . . .         (0.64)                 (0.67)               (0.63)
     Distribution from net realized
        gains . . . . . . . . . . . . .             -                  (0.11)                   -
                                            ---------              ---------            ---------
Total from distributions  . . . . . . .         (0.64)                 (0.78)               (0.63)
                                            ---------              ---------            ---------
Net asset value, end of year  . . . . .     $    9.46              $    9.00            $   10.31
                                            =========              =========            =========

TOTAL INVESTMENT RETURN**** . . . . . .         12.6%                  (5.4%)                9.8%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year
        (in 000's $)  . . . . . . . . .         7,701                  7,961                6,240
     Ratio of expenses (after
        reimbursement) to average net
        assets**  . . . . . . . . . . .          0.6%                   0.6%                 0.4%
     Ratio of net investment income
        to average net assets***. . . .          7.0%                   7.0%                 6.2%
      Portfolio turnover rate . . . . .        197.5%                  99.6%               124.1%


  *   Commencement of Operations.
 ** Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.4%, 1.7% and 2.1%, respectively, for the years ended September 30, 1995, 1994 and 1993.
*** The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1995, 1994 and 1993 would have been 6.2%, 5.9% and 4.5%, respectively.
****  Total return does not include the sales load.


      The accompanying notes to financial statements are an integral part of these statements.

BAIRD QUALITY BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Quality Bond Fund (the "Fund"), which is one portfolio in a series of two portfolios comprising The Baird
Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and commenced operations on October 1, 1992.
(a) Debt securities are valued on the basis of valuations provided by broker-dealers (including broker-dealers from whom such securities may have been purchased) or by a pricing service, approved by the Fund's Board of Directors, which may utilize information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships among securities and yield data in determining values. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith in accordance with policies approved by the Fund's Board of Directors. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
(b) Premiums and discounts on securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the statement of net assets, are the same for Federal income tax purposes.
(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.
(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $214,202 of net capital losses which expire September 30, 2003, and $283,586 of 1995 post-October losses, that may be used to offset capital gains in future years to the extent provided by tax regulations.
(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

BAIRD QUALITY BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 1995

(f) The Fund has investments in short-term variable rate demand notes,which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

(g) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with Robert W. Baird & Co. Incorporated ("RWB"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. For the year ended September 30, 1995, RWB voluntarily waived approximately $8,405 of the management fees due from the Fund under the agreement.

    RWB reimburses the Fund for annual expenses in excess of the lowest expense limitation imposed by the states. In addition to the reimbursement required under the management agreement, RWB has voluntarily reimbursed the Fund for all expenses over 0.6% for the year ended September 30, 1995 totaling $56,714. These voluntary reimbursements to the Fund may be modified or discontinued at any time by RWB.

    The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RWB. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.45% per year of the Fund's daily net assets or the actual distribution costs incurred by RWB during the year. Amounts paid under the Plan are paid monthly to RWB for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 1995, RWB waived distribution fees in excess of .15%, totaling $2,911.

    During the year ended September 30, 1995, the Company was advised that RWB received $19,586 from investors of the Fund, representing commissions on sales of Fund shares and the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.

BAIRD QUALITY BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 1995

(4) DEFERRED EXPENSES - Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years. These expenses were advanced by RWB who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses for the Fund at September 30, 1995 were $18,902.

(5) INVESTMENT TRANSACTIONS - For the year ended September 30, 1995, purchases and proceeds of sales of investment securities of the Fund (excluding short-term securities) were $14,652,497 and $14,637,912, respectively, and $938,936 and $943,558, respectively for short-term U.S. Government Securities.

(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES - As of September 30, 1995, liabilities of the Fund included the following:

   Redemptions payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   57,099
   Dividends payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      44,083
   Payable to adviser for management and
     distributor fees and deferred expenses  . . . . . . . . . . . . . . . . . . . . .      22,351
   Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,170


(7) SOURCES OF NET ASSETS -- As of September 30, 1995, the sources of net assets were as follows:

   Fund shares issued and outstanding. . . . . . . . . . . . . . . . . . . . . . . . .  $8,158,525
   Net unrealized appreciation on investments. . . . . . . . . . . . . . . . . . . . .      40,278
   Accumulated net realized loss on investments. . . . . . . . . . . . . . . . . . . .    (497,788)
                                                                                        ----------
                                                                                        $7,701,015
                                                                                        ==========


   Aggregate net unrealized appreciation as of September 30, 1995 consisted of the following:

   Aggregate gross unrealized appreciation. . . . . . . . . . . . . . . . . . . . . .   $   63,894
   Aggregate gross unrealized depreciation. . . . . . . . . . . . . . . . . . . . . .      (23,616)
                                                                                        ----------
   Net unrealized appreciation  . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   40,278
                                                                                        ==========
